EXHIBIT 2.1

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT

between

CODMAN & SHURTLEFF, INC.,

and

SPECIALTY SURGICAL INSTRUMENTATION INC.,
a wholly owned subsidiary of Symmetry Medical, Inc.

and

SYMMETRY MEDICAL, INC., solely with respect to Sections 10.03 and 10.10

Dated as of December 11, 2011

*           Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant agrees to furnish a copy of any omitted schedule to the Commission upon request.

i

Schedules
1.01(a)	Country Units
1.01(b)	Persons Not Employees of the Business
1.01(c)	Employees of the Business
1.01(d)	Inventory Reserves
1.01(e)	Non-Principal Country Units Inventory Targets
2.02(a)	Transferred Assets
2.02(a)(ii)	Transferred Equipment
2.02(a)(vi)(A)	Transferred IP
2.02(a)(vi)(B)	Transferred IP Licenses
2.02(b)	Excluded Assets
2.02(b)(v)	Excluded Contracts
2.02(c)	Assumed Liabilities
2.02(d)	Excluded Liabilities
2.04(a)	Initial Price Adjustment Statement – Form
2.04(b)	Subsequent Price Adjustment Statement – Form
2.05	Purchase Price Allocation
3.03(a)	Title to Property Exceptions
3.04	Material Excluded Assets
3.05	Financial Statement Exceptions
3.08(c)	Material Transferred Contract Defaults
3.09(a)(i)	Transferred IP Exceptions
3.09(a)(ii)	Patent and Trademark Exceptions
3.09(b)	IP Rights and Agreements
3.09(d)	Adverse Third Party Actions or Claims
3.09(e)	IP Claims

3.10(a)	Legal Proceedings
3.10(b)	Customer Complaints
3.10(c)	Warranty Claims
3.11	Collective Bargaining Agreements
3.12(a)	Business Employee Benefit Plans
3.12(d)	Employees of the Business
3.14	Absence of Certain Developments
3.16(a)	Product Registrations
3.16(d)	Government Actions
5.01(f)	Anti-Trust Approvals
7.01(b)	Trademark Exceptions
7.02(a)	Use of Trademarks
7.07	Returned Goods Policy
11.03	Individuals with Knowledge

Exhibits

Exhibit A	Products
Exhibit B	Form of General Assignment
Exhibit C	Form of Patent Assignment
Exhibit D	Form of Trademark Assignment
Exhibit E	Form of Assumption Assignment
Exhibit F	Form of Transition Services Agreement

ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of December 11, 2011, between Codman & Shurtleff, Inc., a New Jersey corporation (“Seller”), and Specialty Surgical Instrumentation Inc., a Tennessee corporation (“Buyer”), and solely with respect to Sections 10.03 and 10.10, Symmetry Medical, Inc., a Delaware corporation (“Parent”).

WITNESSETH:

WHEREAS, Seller, directly and indirectly through certain of its Affiliates (as defined below), currently conducts in the United States and certain other territories the business of researching, developing, manufacturing or having made, marketing, distributing and selling, as the case may be, the products set forth on Exhibit A (the “Products”) approved for use in certain surgical procedures (collectively, the “Business”); and

WHEREAS, Seller desires to sell (or to cause to be sold), and Buyer desires to purchase or cause certain of its Affiliates to purchase, certain assets related to the Business as a going concern and Buyer is willing to assume or cause certain of its Affiliates to assume certain liabilities related to the Business, in each case upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in view of the foregoing premises and in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

ARTICLE I
Definitions and Interpretations

SECTION 1.01. Definitions.  (a) The following terms used in this Agreement shall have the respective meanings assigned to them below:

“Affiliate” with respect to any party means any entity that is directly or indirectly controlling, controlled by or under common control with such party.

“Ancillary Agreements” means, other than this Agreement, the agreements and instruments, including the Country Transfer Agreements and any related instruments of transfer and the Transition Services Agreement, executed and delivered in connection with the transactions contemplated by this Agreement.

“Anti-Trust Filings” means all applicable notifications or filings with an anti-trust or competition authority in the United States, the European Union (or any member state thereof) or any other jurisdiction required to consummate the transactions contemplated by this Agreement.

“applicable Closing” means (a) with respect to the Principal Country Units, the Principal Closing and (b) with respect to any Non-Principal Country Unit, the Non-Principal Country Unit Closing relating to such Non-Principal Country Unit.

“applicable Closing Date” means (a) with respect to the Principal Country Units, the Principal Closing Date and (b) with respect to any Non-Principal Country Unit, the Closing Date relating to such Non-Principal Country Unit.

“Assumed Liabilities” means the obligations and liabilities set forth on Schedule 2.02(c).

“Broker Representations” means the representations and warranties of Seller set forth in Section 3.15 and the representations of Buyer set forth in Section 4.05.

“Business Employee Benefit Plan” means each material employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject thereto) sponsored or maintained by Seller or any of its Affiliates in which Employees of the Business participate.

“Closing” means the Principal Closing or any Non-Principal Country Unit Closing, as applicable.

“Closing Date” means the date on which a Closing shall occur.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commingled Contract” means any contract, contract right, bid, tender, purchase order or other agreement, whether written or oral, relating to the sale by Seller (or any of its Affiliates) of (i) one or more of the Products and (ii) one or more products of Seller or any of its Affiliates that does not constitute a Product.

“Confidential Descriptive Memorandum” means that certain Confidential Descriptive Memorandum dated July 19, 2011, delivered by Seller to Buyer.

“Confidentiality Agreement” means the Confidentiality Agreement entered into between Codman & Shurtleff, Inc. and Buyer and dated as of July 1, 2011.

“Country Unit” means the Transferred Assets and Assumed Liabilities related to a part of the Business conducted in a particular country listed on Schedule 1.01(a) by Seller or a particular Selling Affiliate.

“Damages” means losses, liabilities, damages, deficiencies, costs and expenses directly incurred or suffered (and, if applicable, reasonable attorneys’ fees associated therewith).

“Data Room” means the electronic data room containing documents and materials relating to the Business as constituted as of the date of the Principal Closing.

“Disclosure Schedules” means the schedules referenced in the table of contents and referred to throughout this Agreement and attached hereto.

“Employees of the Business” means those employees of Seller and the Selling Affiliates (i) who on the applicable Closing Date spends at least 75% of his or her work effort in the operation of the Business or (ii) whose employment will transfer to Buyer or one of its Affiliates on the applicable Closing Date by operation of applicable Law, including in all cases, any such employee who as of the applicable Closing Date is on approved leave of absence (including medical leave and short-term or long-term disability) or vacation; provided that such employee returns to work within 180 days after the applicable Closing Date or is otherwise entitled to reinstatement under any applicable Law upon presenting themselves for duty to the Business; provided, further, that “Employees of the Business” shall not include any individual set forth on Schedule 1.01(b).  For the avoidance of doubt, the Closing Date applicable to each such employee shall be the Closing Date applicable to the Country Unit in which such employee is primarily employed.  Notwithstanding the preceding provisions, unless otherwise agreed to by the parties in writing, the “Employees of the Business” shall constitute only those employees listed on Schedule 1.01(c) and any replacements for those employees.

“Environmental Claim” means any claim, action, cause of action, investigation or written notice alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from circumstances forming the basis of any violation of any Environmental Law.

“Environmental Law” means applicable federal, state, local or foreign Law relating to pollution of the environment or the Release or threatened Release of Hazardous Materials or otherwise relating to the use, storage, handling, production, control or clean-up of any Hazardous Materials and all Laws with regard to the record keeping, notification, disclosure and reporting requirements with respect to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974 (as amended).

“Excluded Assets” means the property of Seller and its Affiliates set forth on Schedule 2.02(b), which property is not to be transferred to Buyer hereunder.

“Excluded Liabilities” means the liabilities and obligations of Seller and its Affiliates set forth on Schedule 2.02(d), which are not to be assumed by Buyer hereunder.

“Final Binding Offer Letter” means the Final Binding Offer Letter from Buyer addressed to Seller and dated as of the date of this Agreement.

“Financial Statements” means, on a “carve out” basis under GAAP, (a) Audited Statements of Assets to be Sold and Liabilities to be Transferred as of January 2, 2011 and January 3, 2010, (b) Audited Statements of Revenues and Direct Expenses for the fiscal years ended January 2, 2011 and January 3, 2010 and (c) as of the Closing Date, the Supplemental Financial Information.

“Foreign Currency” means Euros.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Entity” means any domestic or foreign court, administrative or regulatory agency or other governmental authority (or any department, agency or political subdivision thereof).

“Hazardous Materials” means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. §300.5, or defined as such by, or regulated as such under, any Environmental Law.

“IP Rights” means the following, in any and all countries:  (a) patents and patent applications, utility models and industrial designs, and all applications and registrations therefor, together with all reissuances, divisions, renewals, revisions, extensions, reexaminations, provisionals, continuations and continuations-in-part with respect thereto and including all foreign equivalents (collectively, “Patents”), (b) trademarks, servicemarks, trade dress, logos, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals therefor (collectively, “Trademarks”), (c) all copyrights, applications and registrations and renewals therefor (collectively, “Copyrights”) and (d) all trade secrets (including inventions, rights in research and development, know-how, discoveries, improvements, formulas, compositions, commercially practiced processes, technical data, designs, drawings and specifications) (collectively, “Know-How”).

“Inventory” means the inventory (net of applicable reserves identified on Schedule 1.01(d)) of all finished Products held for sale and exclusively related to the Business.  A listing of the Products (including product numbers and descriptions) included within the Inventory is set forth on Exhibit A.

“Judgment” means any judgment, order, writ, injunction, legally binding agreement with a Governmental Entity, stipulation or decree.

“Law” or “Laws” means any statute, law, ordinance, rule, regulation or other binding directive issued by any Governmental Entity.

“Lien” means any mortgage, pledge, lien, security interest, easement or similar encumbrance.

“Management Presentation” means that certain presentation given by Seller to Buyer on August 19, 2011.

“Material Adverse Effect” means any effect or change that is or would reasonably be expected to be materially adverse to the business, assets, results of operations or financial condition of the Business, taken as a whole; provided that none of the following shall be deemed (either alone or in combination) to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to be, a Material Adverse Effect: (a) the failure of the Business to meet projections or forecasts (for the avoidance of doubt, any underlying cause for any such failure shall not be excluded by this clause (a)); or (b) any adverse effect or change not disproportionately affecting the Seller or Business arising from or relating to (i) the economy in general, or the securities, syndicated loan, credit or financial markets, (ii) the economic, business, financial or regulatory environment (including changes with respect to pricing or reimbursement by any insurance provider or other commercial entity or any governmental payor whether stemming from United States healthcare reform initiatives or otherwise) generally affecting the industries or any geographic markets in which the Business operates, (iii) an act of terrorism or an outbreak or escalation of hostilities or war (whether declared or not declared) or any natural disasters or any national or international calamity or crisis, (iv) changes or proposed changes in applicable Law or GAAP (or the applicable accounting standards in any jurisdiction outside of the United States) or the enforcement thereof, (v) the negotiation, execution, announcement or pendency of the transactions contemplated by this Agreement or the performance of and compliance with the terms of this Agreement, including any litigation, any reduction in revenues or income, any loss of employees or customers, any cancellation of or delay in customer orders, any disruption in supplier, distributor or similar relationships, (vi) any labor strikes, labor stoppages or loss of specific employees, (vii) currency fluctuations or (viii) changes or effects that are the result of actions or omissions of Buyer or any of its Affiliates or actions or omissions of Seller or any of its Affiliates and consented to by Buyer or any of its Affiliates.  In determining whether, as of any specified time or during any specified period, there exists or has occurred any Material Adverse Effect relating to the financial condition or results of operations of the Business, such determination shall be measured in reference to the financial condition or results of operations, as the case may be, described in the Financial Statements.

“Non-Principal Country Unit” means any Country Unit other than a Principal Country Unit.

“Non-Principal Country Unit Closing” means any Closing of the transfer of the Transferred Assets and Transferred Employees, and the assumption of the Assumed Liabilities, with respect to any Non-Principal Country Unit.

“Non-Principal Country Unit Inventory Target” means the applicable target for Inventory for each Non-Principal Country Unit set forth on Schedule 1.01(e).

“Non-U.S. Transferred Employee” means any Transferred Employee who is not a U.S. Transferred Employee.

“Outside Date” means January 1, 2012.

“Permitted Liens” means (a) such Liens as are set forth on Schedule 3.03(b), (b) mechanics’, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, (c) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (d) Liens for Taxes and other governmental charges that may thereafter be paid without penalty, or that the taxpayer is contesting in good faith through appropriate proceedings, (e) restrictions under leases, subleases, licenses or occupancy agreements that constitute Transferred Assets, (f) easements, covenants, rights-of-way and other similar restrictions of record, (g) (i) zoning, building and other similar restrictions and (ii) Liens that have been placed by any developer, landlord or other third party on property over which Seller or its Affiliates have easement rights and subordination or similar agreements relating thereto, (h) Liens created in connection with the Financing and (i) other imperfections of title or encumbrances, if any, that, individually or in the aggregate, do not impair, and are not reasonably likely to impair, the continued use and operation of the assets to which they relate in the conduct of the Business as conducted as of the date of this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or a Governmental Entity.

“Post-Closing Tax Period” means any taxable period beginning after the applicable Closing Date and the portion of any Straddle Period beginning after such applicable Closing Date.

“Pre-Closing Tax Period” means any taxable period ending on or before the applicable Closing Date and the portion of any Straddle Period ending on or before such applicable Closing Date.

“Prepaid Tax Amount” means the amount of any Taxes paid during any Straddle Period by Seller or any Selling Affiliate with respect to the Transferred Assets, but only to the extent such Taxes are allocable to the Post-Closing Tax Period (as determined pursuant to Section 2.07).

“Principal Country Units” means the Country Units located in the United States.

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

“Selling Affiliates” means all of the Affiliates of Seller that own any Transferred Assets or that have obligations or liabilities in respect of any Assumed Liabilities.

“Supplemental Financial Information” means, on a “carve out” basis under GAAP, (a) an Audited Statement of Assets to be Sold and Liabilities to be Transferred as of October 2, 2011; (b) an Audited Statement of Revenues and Direct Expenses for the nine month period ending October 2, 2011; and (c) if the Closing occurs subsequent to December 31, 2011 and if required by applicable Law, (x) an Audited Statement of Assets to be Sold and Liabilities to be Transferred as of the date(s) required, and (y) an Audited Statement of Revenues and Direct Expenses for the period(s) required.

“Tax” and “Taxes” means all taxes, charges, duties, fees, levies or other assessments, including income, excise, property, business, goods and services, sales or use, value added, profits, license, withholding (with respect to compensation or otherwise), payroll, employment, net worth, capital gains, transfer, stamp, social security, environmental, occupation and franchise taxes, imposed by any Governmental Entity, and including any interest, penalties and additions attributable thereto.

“Tax Representation” means the representations and warranties of Seller contained in Section 3.17.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Title Representation” means the representations and warranties of Seller contained in Sections 3.03 and 3.09.

“Transaction Documents” means this Agreement, the Ancillary Agreements and the Final Binding Offer Letter.

“Transferred Assets” means the properties of Seller and the Selling Affiliates set forth on Schedule 2.02(a), but specifically excluding the Excluded Assets, with only such changes between the date of this Agreement and the applicable Closing Date as shall have occurred in transactions not inconsistent with any of Seller’s representations, warranties, covenants and agreements set forth herein.

“Transferred Employees” means those Employees of the Business who, as of the applicable Closing Date (or, if applicable, such later date that such employees commence employment with Buyer or one of its Affiliates), become employees of Buyer or one of its Affiliates whether by operation of Law or by acceptance of Buyer’s or one of its Affiliates’ offer of employment pursuant to Section 8.01.

“U.S. Transferred Employee” means any Transferred Employee who is principally employed in the United States as of the applicable Closing Date (or, if applicable, such later date that such employees commence employment with Buyer or one of its Affiliates).

(b) The following terms used in this Agreement shall have the meanings assigned to them in the respective Sections or Schedules set forth below:

Term	Location
Accounting Firm	§2.04(d)
Agreement	Preamble
Allocation	§2.05(a)
Allocation Schedule	§2.05(b)
Appeal Arbitrator	§11.12(g)
Assumption Agreement	§2.02(c)

Term	Location
Business	Recitals
Buyer	Preamble
Buyer Indemnitees	§10.02
Claim	§10.05
Codman Trademarks	§7.01(b)
Collective Bargaining Agreements.	§3.11(a)
Consent	2.02(g)
Copyrights	§1.01(a)
Country Transfer Agreement	§2.02(e)
CPR	§11.12(a)
Exchange Rate	§1.02(c)
Excluded Contracts	Schedule 2.02(b)
Expiration Period	§7.01(d)
Financing	§4.04
Financing Commitments	§4.04
First Basket	§10.04
Forward-Looking Statements	§11.02(a)
General Assignment	§2.02(a)
Guarantee Termination	§10.10
Indemnification Baskets	§10.04
Indemnification Cap	§10.04
Indemnified Party	§10.05
Indemnifying Party	§10.05
Initial Price Adjustment Delivery Date	§2.04(a)
Initial Price Adjustment Statement	§2.04(a)
Initial Purchase Price Adjustment	§2.04(a)
Inventory Accounting Policies	§2.04(c)
Know-How	§1.01(a)
to the knowledge of	§11.03
Lender Group	§6.06(h)
Listed Plans	§3.12(a)
Major Market CBAs	§3.11(a)
Major Market Countries	§3.16(a)
Major Market Plans	§3.12(a)
Major Market Product Registrations	§3.16(a)
Material Transferred Contracts	§3.08(b)
Non-Material Business Asset	§6.05(d)
Non-Material Other Asset	§6.05(d)
Non-Principal Closing Legal Impediment	§5.03(a)
Non-Principal Country Unit Closing Date	§2.01(b)
Notice of Disagreement	§2.04(d)
Parent	Preamble
Patent Assignment	§2.02(a)
Patents	§1.01(a)
Price Adjustment Statement	§2.04(c)
Principal Closing	§2.01(a)
Principal Closing Date	§2.01(a)
Principal Closing Legal Impediment	§5.01(e)
Principal Country Units Inventory	§2.04(a)
Product Registration	§3.16(a)

Term	Location
Products	Recitals
Property Taxes	§2.07(a)
Proposed Allocation	§2.05(b)
Purchase Price	§2.03(a)
Purchase Price Adjustment Due Date	§2.04(h)
Restricted Transferred Asset	§2.02(g)
Retained Accounts Payable	Schedule 2.02(d)
Retained Business Claims	Schedule 2.02(c)
Retained Contract Liabilities	Schedule 2.02(c)
Retained Environmental Claims	Schedule 2.02(c)
Retained Product Claims	Schedule 2.02(c)
Retained Quad-Lock Rights	Schedule 2.02(b)
SEC	§6.04
Seller	Preamble
Seller Indemnitees	§10.03
Seller Trademarks	§7.01(b)
Seller Trademarked Items	§7.01(b)
Straddle Period	§2.07
Subsequent Country Inventory	§2.04(b)
Subsequent Price Adjustment Statement	§2.04(b)
Subsequent Purchase Price Adjustment	§2.04(b)
Trademark Assignment	§2.02(a)
Trademarks	§1.01(a)
Transfer Taxes	§2.06(a)
Transferred Contracts	Schedule 2.02(a)
Transferred Equipment	Schedule 2.02(a)
Transferred IP	Schedule 2.02(a)
Transferred IP Licenses	Schedule 2.02(a)
Transferred Records	Schedule 2.02(a)
Transition Services Agreement	§7.10
Tuttlingen Lease	Schedule 2.02(a)
Worker’s Compensation Event	§8.01(h)

SECTION 1.02. Interpretation and Construction.

(a) Unless otherwise provided herein all monetary values stated herein are expressed in United States currency and all references to “dollars” or “$” will be deemed references to the lawful money of the United States.

(b) Each accounting term set forth herein and not otherwise defined shall have the meaning accorded it under GAAP as applied on a consistent basis by Seller.  For the avoidance of doubt, in the event of any discrepancy between GAAP and the provisions of this Agreement, the provisions of this Agreement shall control.

(c) Whenever conversion of values into any Foreign Currency for a particular date or period shall be required under this Agreement, such conversion shall be made using the midpoint foreign exchange provided by Bloomberg at 2:00 p.m., New York time, on the second business day prior to the Principal Closing Date (the “Exchange Rate”). To the extent the relevant foreign exchange rate is not then provided by Bloomberg, the Exchange Rate official foreign exchange rate published by the local central bank (or equivalent institution) of the relevant jurisdiction on the second business day prior to the Principal Closing Date.

(d) The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  When a reference is made in this Agreement to a party or to a Section, Exhibit or Schedule, such reference shall be to a party to, a Section of, or an Exhibit or Schedule to, this Agreement, unless otherwise indicated.  All terms defined in this Agreement shall have their defined meanings when used in any Exhibit or Schedule to this Agreement or any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.  Whenever the words “include”, “includes”, “including” or “such as” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “or” when used in this Agreement is not exclusive.  The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  Whenever used in this Agreement, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.  Any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, supplemented or modified, including (i) (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and (ii) all attachments thereto and instruments incorporated therein.  The words “asset” and “property” shall be construed to have the same meaning and effect.  References to a Person are also to its permitted successors and assigns.  In the event of any conflict between this Agreement and any Country Acquisition Agreement, the terms of this Agreement shall control.

ARTICLE II
Closings

SECTION 2.01. Closings.

(a) The closing of the purchase and sale of the Transferred Assets relating to the Principal Country Units and the assumption of the Assumed Liabilities relating to the Principal Country Units (the “Principal Closing”) shall take place at a mutually agreed location, at 10:00 A.M., New York City time, on December 21, 2011, or at such other place and time if required by applicable Law; provided that if the conditions set forth in Article V with respect to the Principal Closing (excluding those conditions intended to be satisfied at the Principal Closing) shall not have been satisfied or waived by such date, then the Principal Closing shall be held at 10:00 A.M., New York City time, on the second business day following the satisfaction (or, to the extent permitted, waiver) of the conditions set forth in Article V with respect to the Principal Closing (the “Principal Closing Date”).  The Principal Closing shall be deemed to occur and be effective at 11:59 P.M., local time, on the date of such Closing.

(b) The closing of the purchase and sale of the Transferred Assets relating to each Non-Principal Country Unit and the assumption of the Assumed Liabilities relating to such Non-Principal Country Unit will occur on the Principal Closing Date so long as the conditions set forth in Article V with respect to such Non-Principal Country Unit (excluding those conditions intended to be satisfied at such Closing) have been satisfied or waived by such date.  The parties expect that the transfer to Buyer of one or more of the Non-Principal Country Units (including the Transferred Assets, Assumed Liabilities and Transferred Employees relating thereto) may take place after, but not before, the Principal Closing.  In the event that the Closing with respect to any Non-Principal Country Unit does not occur contemporaneously with the Principal Closing because the conditions set forth in Article V with respect to such Closing have not been satisfied or waived on or prior to the Principal Closing Date, then the parties shall hold the Closing in respect of such Non-Principal Country Unit within five business days after all of the conditions set forth in Article V with respect to such Non-Principal Country Unit have been satisfied or waived (excluding those conditions intended to be satisfied at such Closing) (each such date, a “Non-Principal Country Unit Closing Date”).  Until the occurrence of the applicable Closing with respect to such Non-Principal Closing Unit, none of the assets, liabilities or employees of such Non-Principal Country Unit shall be transferred to or assumed by Buyer, as the case may be, and Seller shall hold and operate, for its account, such Non-Principal Country Unit in a manner consistent with Seller’s obligations under Section 6.01, the parties shall diligently work to satisfy the conditions precedent set forth in Article V, subject to the parties’ obligations set forth in Section 6.05 and the parties shall enter into a distribution arrangement with respect to such Non-Principal Country Unit upon the terms and conditions set forth in the Transition Services Agreement.

SECTION 2.02. Transferred/Excluded Assets; Assumed/Excluded Liabilities.

(a) Transferred Assets.  Pursuant to the terms and subject to the conditions set forth in this Agreement, at the applicable Closing, Seller will, and will cause the Selling Affiliates to, sell, convey, assign and transfer to Buyer, and Buyer will purchase, acquire and accept, the Transferred Assets related to the applicable Country Unit.  Accordingly, Seller will, or will cause its Affiliates to, execute and deliver at the Principal Closing a general assignment and bill of sale in the form of Exhibit B (the “General Assignment”), a general patent assignment in the form of Exhibit C (the “Patent Assignment”) and a general trademark assignment in the form of Exhibit D (the “Trademark Assignment”) and at each applicable Closing such other instruments of conveyance, assignment and transfer as Buyer reasonably requests, in each case to convey to Buyer all of Seller’s (or its Affiliate’s) right, title and interest in and to the applicable Transferred Assets.  All risk of loss with respect to the Transferred Assets (whether or not covered by insurance) shall be on Seller up to the time of the applicable Closing, whereupon such risk of loss with respect to the Transferred Assets conveyed at such Closing shall pass to Buyer.

(b) Excluded Assets.  Anything to the contrary herein notwithstanding, Buyer is not purchasing pursuant to this Agreement or any of the transactions contemplated hereby Seller’s (or any of its Affiliates’) right, title or interest in any asset not identified as a Transferred Asset.  Specifically, Seller’s (and any of its Affiliates’) right, title or interest in any Excluded Asset is not being conveyed to Buyer.

(c) Assumed Liabilities.  At the applicable Closing, Buyer shall assume the Assumed Liabilities and shall agree to satisfy and discharge when due the liabilities and obligations of Seller (and its Affiliates) pursuant to the Assumed Liabilities, in each case related to the applicable Country Units.  Buyer shall promptly reimburse Seller for the performance by Seller (or any of its Affiliates) of any Assumed Liability the performance of which by, or on behalf of, Buyer (or an Affiliate of Buyer) is not accepted by the obligee in the exercise of such obligee’s lawful rights.  After the applicable Closing, Buyer shall pay all Assumed Liabilities related to the applicable Country Units as and when such liabilities become due.  Buyer will execute and deliver to Seller at each Closing an assumption agreement in the form of Exhibit E (the “Assumption Agreement”) and such other agreements and instruments as Seller may reasonably request, whereby Buyer agrees to assume and undertakes to pay, perform and discharge as and when due the Assumed Liabilities related to the applicable Country Units.

(d) Excluded Liabilities.  Except as specifically provided in this Agreement or any Ancillary Agreement, neither Buyer nor any of its Affiliates shall assume or be obligated to pay, perform or otherwise discharge any Excluded Liability.  Seller and its Affiliates, as the case may be, will remain liable to pay, perform and discharge when due, all Excluded Liabilities.

(e) Country Transfer Agreements.  To the extent required by applicable Law or as deemed necessary by the parties hereto, the transfer of each Country Unit outside of the United States will be effected pursuant to a short-form agreement or instrument of transfer, such as a bill of sale, which agreement shall be prepared by Seller consistent with the terms of this Agreement and shall be on terms agreeable to Buyer and wholly consistent with and as close as reasonably possible to the terms of this Agreement (each, a “Country Transfer Agreement”).  The parties shall enter into the Country Transfer Agreements as soon as reasonably practicable and no later than the end of the transition services period for such Country Unit as set forth in the Transition Services Agreement.

(f) Designation of Affiliates.  To the extent that any of the Transferred Assets are under the control of any of Seller’s Affiliates, Seller shall direct its Affiliates to promptly take such legal action as may be necessary to consummate the transfer to Buyer and its Affiliates of such Transferred Assets under terms and conditions which are wholly consistent with and subject to the terms of this Agreement.  Prior to the applicable Closing, Buyer may designate, with the consent of Seller, one or more Affiliates to, at the applicable Closing, (i) acquire all or part of the Transferred Assets or (ii) assume all or part of the Assumed Liabilities, in each case related to the applicable Principal Country Unit or Non-Principal Country Unit, as the case may be, in which event all references herein to Buyer will be deemed to refer to such Affiliates, as appropriate; provided, however, that no such designation will in any event limit or affect the obligations of Buyer under this Agreement to the extent not performed by such Affiliates.

(g) Transferred Assets Subject to Third-Party Consent.  To the extent that the sale, assignment, transfer, conveyance or delivery or attempted sale, assignment, transfer, conveyance or delivery to Buyer (or one of its Affiliates) of any Transferred Asset is prohibited by any applicable Law or would require any governmental or third party registrations, authorizations, approvals, consents or waivers (each, a “Consent”) and such registrations, authorizations, approvals, consents or waivers shall not have been obtained (or are otherwise not in full force and effect) as of the applicable Closing (each, a “Restricted Transferred Asset”), this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or any attempted sale, assignment, transfer, conveyance or delivery, thereof.  For a period of twelve months after the applicable Closing Date, the parties shall cooperate with each other to obtain promptly such authorizations, approvals, consents or waivers; provided, however, that Seller shall not be required to pay any consideration or make any concession therefor; and provided, further, that if at the end of such twelve-month period an applicable authorization, approval, consent or waiver has not been obtained through the best efforts of Buyer and its Affiliates, such twelve-month period may be extended upon Buyer’s request for a mutually agreed period of time designed to enable the accomplishment of the consent at issue (provided that in no event shall such period be extended to beyond the date that is twenty-four months following the Closing Date).  If an authorization, approval, consent or waiver is obtained, Seller shall assign, transfer, convey or deliver any such Transferred Asset to Buyer at no additional cost.  If not obtained despite Seller’s reasonable good faith efforts, Seller will be deemed to have fulfilled its obligations under this Agreement and under no circumstances shall the Purchase Price be reduced or Seller or its Affiliates be subject to any liability on account of the failure to obtain any such authorization, approval, consent or waiver.  Pending the earlier of obtaining such authorization, approval, consent or waiver or the expiration of such twelve-month period (or such longer period, as applicable), the parties shall cooperate with each other in any reasonable and lawful arrangements designed to provide to Buyer the benefits of use of any such Transferred Asset.  Buyer agrees that no condition to Buyer’s obligations to close the transactions contemplated by this Agreement shall be deemed not satisfied as a result of (i) the failure to obtain any such authorization, approval, consent or waiver or as a result of any such default or termination; or (ii) any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any authorization, approval, consent or waiver or any such default or termination.  Buyer further agrees that no representation, warranty or covenant of Seller contained in this Agreement shall be breached or deemed breached, and no condition to Buyer’s obligations to close the transactions contemplated by this Agreement shall be deemed not satisfied as a result of (i) the failure to obtain any such authorization, approval, consent or waiver or as a result of any such default or termination; or (ii) any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any authorization, approval, consent or waiver or any such default or termination, provided that in each such case Seller has complied with its obligation hereunder to use reasonable good faith efforts to obtain such authorization, approval, consent or waiver.  When a Consent for the sale, assignment, transfer, conveyance and delivery of a Restricted Transferred Asset is obtained, Seller shall promptly assign, transfer, convey and deliver such Restricted Transferred Asset to Buyer pursuant to a special-purpose assignment agreement substantially similar in terms and conditions set forth in the General Assignment (which special-purpose agreement the parties shall prepare, execute and deliver in good faith at the time of such transfer, all at no additional cost to Buyer).

(h) Buyer’s Recording and Similar Responsibilities.  Notwithstanding the foregoing provisions of this Section 2.02, it shall be Buyer’s responsibility (i) to prepare the applicable country patent assignments and trademark assignments and to record such assignments following execution thereof by Seller (or its applicable Affiliate), (ii) to apply for its own marketing authorizations for the Products to the relevant regulatory authorities where it is not within the power of Seller to cause, by giving notice to the applicable regulatory authority, the transfer directly to Buyer of the existing marketing authorizations identified as Transferred Assets and (iii) to bear the fees and other costs in accordance with Section 2.06(e) and any Taxes arising from such activities.

SECTION 2.03. Purchase Price.

(a) Subject to the terms and conditions of this Agreement, at the Principal Closing, Buyer shall (or shall cause one or more of its Affiliates as Buyer may designate pursuant to Section 2.02(f) to) pay or cause to be paid to Seller (or one or more of its Affiliates as Seller may designate), in immediately available funds by wire transfer to one or more bank accounts designated in writing by Seller at least two business days prior to the Principal Closing Date, cash in U.S. dollars (or in a Foreign Currency or any combination thereof to the extent required by Law) as directed by Seller in an amount equal to US$165,000,000.00 (the “Purchase Price”).

(b) If Seller directs Buyer to pay the portion of the Purchase Price allocable to the Transferred Assets associated with Italy as a Principal Country Unit in Foreign Currency, at least two business days prior to the Principal Closing Date, Buyer shall determine the Exchange Rate with respect to such Foreign Currency as set forth in Section 1.02(c).

(c) Buyer shall not be entitled to deduct from the Purchase Price any Transfer Taxes.

SECTION 2.04. Purchase Price Adjustment.  For the purposes of clarification only, Seller is retaining all accounts payable and accounts receivable with respect to each Country Unit existing on the Seller’s books and records as of the applicable Closing Date and/or arising out of the operation or conduct of the Business before the applicable Closing for such Country Unit and the only purchase price adjustment after any Closing will be the adjustment of the Inventory pursuant to this Section 2.04.

(a) Within 75 days after the Principal Closing Date, Seller shall prepare and deliver to Buyer a statement in the form of Schedule 2.04(a) (in its draft form, the “Initial Price Adjustment Statement” and the date on which such Initial Price Adjustment Statement is delivered to Buyer, the “Initial Price Adjustment Delivery Date”), setting forth with respect to each Principal Country Unit the book value of the Inventory as of the Principal Closing Date of each such Country Unit (the “Principal Country Units Inventory”).  To the extent that the Principal Closing Inventory is greater than $8,051,000 or less than $8,001,000, the Purchase Price shall be adjusted as described in Section 2.04(f) below (the “Initial Purchase Price Adjustment”).

(b) Within 75 days after each Closing of any Non-Principal Country Unit, Seller shall prepare and deliver to Buyer a statement in the form of Schedule 2.04(b) (each such statement in its draft form, a “Subsequent Price Adjustment Statement”), setting forth with respect to each such Non-Principal Country Unit (i) the book value of the Inventory as of the applicable Closing Date of each such Non-Principal Country Unit (the “Subsequent Country Inventory”) and (ii) (A) the Subsequent Country Inventory minus the Non-Principal Country Unit Inventory Target, if the Subsequent Country Inventory is greater than the Non-Principal Country Unit Inventory Target or (B) the Non-Principal Country Unit Inventory Target minus the Subsequent Country Inventory, if the Subsequent Country Inventory is less than the Non-Principal Country Unit Inventory Target.  With respect to each Non-Principal Country Unit, to the extent that the Subsequent Country Inventory exceeds the Non-Principal Country Unit Inventory Target or is less than the Non-Principal Country Unit Inventory Target, as determined as herein provided, the Purchase Price shall be further adjusted as described in Section 2.04(g) below (each, a “Subsequent Purchase Price Adjustment”).

(c) In connection with the preparation of the Initial Price Adjustment Statement and each Subsequent Price Adjustment Statement (each such statement, a “Price Adjustment Statement”), Buyer shall (A) assist, and shall cause its Affiliates to assist, Seller, its accountants, advisors and other representatives in its preparation of each Price Adjustment Statement and (B) afford to Seller, its accountants, advisors and other representatives, reasonable access during normal business hours to the personnel, properties, books and records of the Business to the extent relevant to the preparation of any Price Adjustment Statement (including any taking and preparing of physical counts of Inventory).  For purposes of this Section 2.04, the book value of Inventory will be determined in a manner consistent with Seller’s inventory accounting policies used in the preparation of the Financial Statements (the “Inventory Accounting Policies”).

(d) Each Price Adjustment Statement shall become final and binding upon the parties on the 30th day following receipt thereof by Buyer unless Buyer gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date.  Any Notice of Disagreement shall specify in reasonable detail the nature and amount of any disagreement so asserted.  If a timely Notice of Disagreement is received by Seller, then the relevant Price Adjustment Statement (as revised in accordance with clause (x) or (y) below) shall become final and binding upon the parties on the earlier of (x) the date the parties hereto resolve any differences they have with respect to any matter specified in the Notice of Disagreement or (y) the date any matters in dispute are resolved by an accounting firm (in accordance with the procedure set forth in this Section 2.04) selected by Seller and Buyer or, if the parties are unable to agree, an independent accounting firm selected by Seller’s and Buyer’s independent accounting firms (such firm, the “Accounting Firm”).

(e) Buyer and Seller acknowledge and agree that the Dispute Resolution provisions set forth in Sections 11.12 and 11.13 of this Agreement shall not apply to any dispute described in this Section 2.04.  During the 30-day period immediately following the delivery of a Notice of Disagreement, Seller and Buyer shall seek in good faith to resolve in writing any differences they may have with respect to any matter specified in the Notice of Disagreement.  At the end of such 30-day period, Seller and Buyer shall submit for review and resolution by the Accounting Firm any and all matters which remain in dispute and which were included in the Notice of Disagreement, and the Accounting Firm shall make a final determination of the values set forth on each Price Adjustment Statement (and shall use such determination to prepare each final Price Adjustment Statement), which determination shall be binding on the parties; provided, however, the scope of such determination by the Accounting Firm shall be limited to:  (i) those matters that remain in dispute and that were included in the Notice of Disagreement, (ii) whether, for each calculation of Inventory, such calculation was prepared in accordance with this Section 2.04, including, whether the Inventory Accounting Policies were used, and (iii) whether there were mathematical errors in the relevant Price Adjustment Statement, and the Accounting Firm is not authorized or permitted to make any other determination.  Without limiting the generality of the foregoing, the Accounting Firm is not authorized or permitted to make any determination as to the accuracy of Section 3.05 or any other representation or warranty in this Agreement or as to compliance by Seller or any Selling Affiliate with any of the covenants in this Agreement (other than this Section 2.04).  Each Price Adjustment Statement shall become final and binding on Buyer and Seller on the date the Accounting Firm delivers the respective final Price Adjustment Statement to the parties.  The fees and expenses of the Accounting Firm pursuant to this Section 2.04 shall be borne one-half each by Buyer and Seller.

(f) If the Initial Price Adjustment Statement discloses that the Principal Country Units Inventory exceeds $8,051,000, then the amount of such excess shall be added on a dollar-for-dollar basis to the Purchase Price.  If the Initial Price Adjustment Statement discloses that the Principal Country Units Inventory is less than $8,001,000, then the Purchase Price shall be reduced on a dollar-for-dollar basis by the amount of such deficit.  If the Initial Price Adjustment Statement discloses that the Principal County Units Inventory is less than $8,051,000 and more than $8,001,000, then there shall be no adjustment to the Purchase Price in respect of the Principal Closing.

(g) If a Subsequent Price Adjustment Statement discloses that the Subsequent Country Inventory for the applicable Non-Principal Country Unit exceeds the Non-Principal Country Unit Inventory Target for such Non-Principal Country Unit, then the amount of such excess shall be added on a dollar-for-dollar basis to the Purchase Price.  If a Subsequent Price Adjustment Statement discloses that the Subsequent Country Inventory for the applicable Non-Principal Country Unit is less than the Non-Principal Country Unit Inventory Target for such Non-Principal Country Unit, then the Purchase Price shall be reduced on a dollar-for-dollar basis by the amount of such deficit.

(h) No payment pursuant to this Section 2.04 need be made by either party until the determination of a final Price Adjustment Statement; provided that not later than 10 business days after the determination of each final Price Adjustment Statement (each such 10th business day being a “Purchase Price Adjustment Due Date”), Buyer (or one or more of its Affiliates as may be designated by Buyer) shall pay or cause to be paid to Seller (or one or more of the Selling Affiliates as may be designated by Seller), in immediately available funds by wire transfer to one or more bank accounts designated in writing by Seller at least two business days prior to such Purchase Price Adjustment Due Date, cash in U.S. dollars or, to the extent if required by Law, in a Foreign Currency (at the Exchange Rate as determined by Section 1.02(c)) as directed by Seller in an amount equal to the respective positive Purchase Price adjustment under Sections 2.04(f) and (g), if any.

(i) On or before each Purchase Price Adjustment Due Date, Seller (or one or more of its Affiliates as may be designated by Seller) shall pay or cause to be paid to Buyer (or one or more of its Affiliates as may be designated by Buyer), in immediately available funds by wire transfer to one or more bank accounts designated in writing by Buyer at least two business days prior to such Purchase Price Adjustment Due Date, cash in U.S. dollars or, to the extent if required by Law, in a Foreign Currency (at the Exchange Rate as determined by Section 1.02(c)) as directed by Buyer in an amount equal to the respective negative Purchase Price adjustment under Sections 2.04(f) and (g), if any.

SECTION 2.05. Allocation of Purchase Price.  (a) Buyer and Seller shall use their commercially reasonable efforts to agree on an allocation of the Purchase Price (the “Allocation”) after the Principal Closing Date.  The Allocation shall allocate for all purposes (including Tax and financial accounting purposes) the Purchase Price and Assumed Liabilities among the Country Units in a manner consistent with Section 1060 of the Code.

(b) Within 120 calendar days after the Principal Closing, Seller shall deliver a draft of the Allocation (the “Proposed Allocation”) to Buyer for its consent, which consent shall not be unreasonably withheld, delayed or conditioned.  Except as provided in subparagraphs (c) and (d) of this Section 2.05, at the close of business on the 30th calendar day after delivery of the Proposed Allocation, the Proposed Allocation shall become binding upon Buyer and Seller, shall be set forth on Schedule 2.05 (the “Allocation Schedule”), and shall be the Allocation.

(c) Buyer shall raise any objection to the Proposed Allocation in writing within 30 calendar days of the delivery of the Proposed Allocation.  Buyer and Seller shall negotiate in good faith to resolve any differences within 30 calendar days after delivery of the Proposed Allocation.  If Buyer and Seller reach written agreement amending the Proposed Allocation within 30 calendar days after delivery of the Proposed Allocation, the Proposed Allocation, as so amended, shall become binding upon Buyer and Seller, shall be set forth in the Allocation Schedule, and shall be the Allocation.

(d) Buyer and Seller acknowledge and agree that the Dispute Resolution provisions set forth in Sections 11.12 and 11.13 of this Agreement shall not apply to any dispute described in this Section 2.05.  If Buyer and Seller cannot agree on the Allocation within 30 calendar days after delivery of the Proposed Allocation, then all remaining disputed items shall be submitted for resolution by an independent appraisal firm mutually selected by Buyer and Seller.  Buyer and Seller shall each request that the independent appraisal firm make a final determination as to the disputed items within 30 calendar days after such submission.  The Proposed Allocation shall be amended accordingly, and the Proposed Allocation, as so amended, shall become binding upon Buyer and Seller, shall be set forth in the Allocation Schedule, and shall be the Allocation.  The fees, costs and expenses of the independent appraisal firm shall be borne equally by Buyer and Seller.

(e) The Allocation shall be amended to reflect any adjustments (including those described in Section 2.04) to the Purchase Price under this Agreement.  If, after all adjustments to the Allocation are made, the Allocation with respect to any Selling Affiliate, when expressed in the relevant local currency at the Exchange Rate used to determine the Principal Country Units Closing Inventory or the Subsequent Country Inventory, as applicable, is less than the local currency net book value recorded on the statutory books for the Transferred Assets of such Selling Affiliate as of the applicable Closing Date, then the Allocation with respect to such Selling Affiliate shall be adjusted so that it is equal to such local currency net book value, and the parties will agree to a corresponding downward adjustment elsewhere in the Allocation.

(f) Each of Seller, Buyer and their respective Affiliates shall prepare and file its Tax Returns (including Internal Revenue Service Form 8594) on a basis consistent with the Allocation and shall take no position inconsistent with the Allocation on any Tax Return or in any proceeding before any Taxing Authority or otherwise.  In the event that the Allocation is disputed by any Taxing Authority, the party receiving notice of the dispute shall promptly notify the other party hereto, and both Seller and Buyer agree to use their commercially reasonable efforts to defend such Allocation in any audit or similar proceeding, and the dispute shall be governed by the procedures for Claims in Section 10.06.

SECTION 2.06. Transfer Taxes & Other Costs.

(a) All recoverable and non-recoverable transfer, documentary, sales, use, stamp, registration, value-added, goods and services and other such Taxes incurred in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents (such Taxes, together with any interest, penalties and additions thereto, “Transfer Taxes”), shall be borne and paid solely by Buyer when due; provided, however, that if Seller determines (in its sole reasonable discretion) that it is required by applicable Law to pay any Transfer Taxes, then Seller shall pay such Transfer Taxes, and Buyer shall, subject to receipt of satisfactory evidence of Seller’s payment thereof, promptly reimburse Seller in dollars (or, at Seller’s request, reimburse a Selling Affiliate in local currency), whether or not such Transfer Taxes were correctly or legally imposed by the applicable Governmental Entity.

(b) Seller shall provide, and shall cause its Affiliates to provide, such cooperation as Buyer or a designee of Buyer may reasonably request in connection with obtaining a refund of any Transfer Taxes paid or borne by Buyer or any of its designees hereunder, and any such refunds received by Seller or any of its Affiliates shall be promptly paid over to Buyer or its designee (subject to reimbursement by Buyer if Seller or any of its Affiliates is obligated to repay such refund).

(c) Seller and Buyer shall file all necessary Tax Returns and other documentation required to be filed by it with respect to all Transfer Taxes, and, if required by applicable Law, the parties will, and will cause their Affiliates to, join in the execution of any such Tax Returns and other documentation.

(d) The determination of whether any exemption from (or reduction in) Transfer Taxes is available with respect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents shall be made by Seller in its sole reasonable discretion.  In making such determination, Seller shall take into account any duly completed exemption certificates delivered to it from Buyer no later than 10 calendar days prior to the applicable Closing Date to which the certificate relates.

(e) All costs and fees associated with transferring to Buyer or one of its Affiliates the Transferred IP and marketing authorizations for the Products conveyed to Buyer at any Closing shall be borne and paid solely by Buyer when due; provided, however, that if any such amount shall be incurred by Seller, Buyer shall, subject to receipt of satisfactory evidence of Seller’s payment thereof, promptly reimburse Seller for its out of pocket costs.

(f) All costs and expenses associated with removing and moving any Transferred Asset to a location designated by Buyer shall be borne and paid solely by Buyer when due; provided, however, that if any such amount shall be incurred by Seller, Buyer shall, subject to receipt of satisfactory evidence of Seller’s payment thereof, promptly reimburse Seller for its out of pocket costs.

SECTION 2.07. Straddle Periods.  In the case of any taxable period that includes (but does not end on) the applicable Closing Date (a “Straddle Period”):

(a) Taxes imposed on a periodic basis (including real, personal and intangible property Taxes) (“Property Taxes”) imposed with respect to the Transferred Assets for the Pre-Closing Tax Period shall be allocated to the Pre-Closing Tax Period on a pro rata basis (based on the number of days during the Straddle Period elapsed on or prior to the applicable Closing Date).  If at the time of the applicable Closing, the tax rate or the assessed valuation for the year in which the applicable Closing occurs has not yet been fixed, Property Taxes shall be prorated based upon the tax rate and the assessed valuation established for the previous tax year; and

(b) Taxes (other than Property Taxes) imposed with respect to the Transferred Assets shall be allocated between the Pre-Closing Tax Period and the Post-Closing Tax Period as if such taxable period ended as of the close of business on the applicable Closing Date.

SECTION 2.08. Delivery by Seller.  (a) At the Principal Closing, Seller will deliver or cause to be delivered to Buyer (unless delivered previously), the following:

(i) the Officer’s Certificate referred to in Section 5.01(c) hereof;

(ii) the Secretary’s Certificate referred to in Section 5.01(d) hereof;

(iii) duly executed counterparts of the Ancillary Agreements as contemplated by Section 7.10;

(iv) duly executed counterparts of any Country Transfer Agreements related to the Principal Country Units; and

(v) a duly executed General Assignment, Patent Assignment and Trademark Assignment as contemplated by Section 2.02(a).

(b) At any Non-Principal Country Unit Closing, Seller shall deliver or cause to be delivered any applicable Country Acquisition Agreement and any other documents specified therein or as contemplated by Section 2.02(a) with respect to each Country Unit to be transferred at such Non-Principal Country Unit Closing.

SECTION 2.09. Delivery by Buyer.  (a) At the Principal Closing, Buyer will deliver or cause to be delivered to Seller or, as designated by Seller, one or more of Seller’s Affiliates (unless previously delivered), the following:

(i) the Purchase Price;

(ii) the Officer’s Certificate referred to in Section 5.02(c) hereof;

(iii) the Secretary’s Certificate referred to in Section 5.02(d) hereof;

(iv) duly executed counterparts of the Ancillary Agreements as contemplated by Section 7.10;

(v) duly executed counterparts of any Country Transfer Agreements related to the Principal Country Units;

(vi) a duly executed Assumption Agreement as contemplated by Section 2.02(c); and

(vii) the Prepaid Tax Amount.

(b) At any Non-Principal Country Unit Closing, Buyer shall deliver or cause to be delivered any applicable Country Transfer Agreement and any other documents specified therein with respect to each Country Unit to be transferred at such Non-Principal Country Unit Closing (including a duly executed Assumption Agreement with respect to the Assumed Liabilities of such Non-Principal Country Unit as contemplated by Section 2.02(c)).

ARTICLE III
Representations and Warranties of Seller

Buyer acknowledges and agrees that the Transferred Assets are sold “as is, where is” and Buyer agrees to accept the Transferred Assets on the relevant Closing Date in the condition they are in at the place they are located on such Closing Date based on its own inspection, examination and determination with respect to all matters, and without reliance upon any express or implied representations or warranties of any nature made by, on behalf of or imputed to Seller other than as expressly set forth in this Agreement or the Schedules or Exhibits hereto.  Without limiting the generality of the foregoing, Buyer acknowledges that Seller makes no representation or warranty with respect to (i) any forecasts, projections, estimates or budgets delivered or made available to Buyer of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Business or (ii) any other information or documents made available to Buyer or its counsel, accountants or advisors with respect to the Business, except as expressly set forth in this Agreement or the Schedules or Exhibits hereto.  BUYER AGREES THAT THE REPRESENTATIONS AND WARRANTIES GIVEN HEREIN BY SELLER ARE IN LIEU OF, AND BUYER HEREBY EXPRESSLY WAIVES ALL RIGHTS TO, ANY IMPLIED WARRANTIES THAT MAY OTHERWISE BE APPLICABLE BECAUSE OF THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATUTE, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Subject to the foregoing and except as set forth in the Disclosure Schedules attached hereto, Seller represents and warrants to Buyer as of the date of this Agreement as follows:

SECTION 3.01. Organization and Good Standing.

(a) Each of Seller and the Selling Affiliates is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation, and has all requisite corporate power and authority to own or lease and operate its respective properties relating to the Business and to carry on the Business as now being operated and conducted.

(b) Seller or the applicable Selling Affiliate is qualified to sell the Products in the Country Units where the Products are currently sold, other than where the failure to be so qualified would reasonably be expected to cause a Material Adverse Effect.

SECTION 3.02. Authority.  Seller has full power and authority to execute and deliver this Agreement and to carry out, or cause to be carried out, the transactions contemplated hereby.  Seller and each of the Selling Affiliates have, or will have at the applicable Closing, full power and authority to execute and deliver each Transaction Document (other than this Agreement) to which it is or will be a party and to carry out, or cause to be carried out, the transactions contemplated by each of the Transaction Documents (other than this Agreement) to which it is a party.  This Agreement has been duly authorized by all necessary action on the part of Seller and has been duly executed and delivered by Seller and constitutes the valid and legally binding obligation of Seller in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally and (b) the availability of injunctive relief and other equitable remedies.  Each of the Transaction Documents (other than this Agreement) has been duly authorized by all necessary action on the part of Seller and each Selling Affiliate and has been, or will be at the applicable Closing, duly executed and delivered by Seller and each such Selling Affiliate and constitutes or will constitute the valid and legally binding obligation of Seller and each such Selling Affiliate in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally and (b) the availability of injunctive relief and other equitable remedies.

SECTION 3.03. Title to Tangible Property.  Except as otherwise set forth on Schedule 3.03(a), or as otherwise disclosed in this Agreement, Seller or a Selling Affiliate (i) has good and valid title to, or the right to transfer (or cause to be transferred), all the material tangible Transferred Assets, free and clear of any Liens other than Permitted Liens.

SECTION 3.04. Assets of the Business.  Except as set forth on Schedule 3.04, none of the Excluded Assets are material to the continued operation of the Business as it is conducted as of the date of this Agreement.  Following all Closings, except for (i) Excluded Assets and (ii) the services and benefits available or otherwise offered by Seller or any of the Selling Affiliates to Buyer or an Affiliate of Buyer under this Agreement or the Ancillary Agreements, Buyer will own all of the assets exclusively used in or reasonably necessary to conduct the Business in the same manner as it is conducted as of the date of this Agreement.

SECTION 3.05. Financial Statements.  Prior to the date of this Agreement, Seller has delivered to Buyer true, complete and correct copies of the Financial Statements. Prior to the Closing Date, Seller has delivered to Buyer true, complete and correct copies of the Supplemental Financial Information.  Except as set forth on Schedule 3.05, the Financial Statements have been prepared from the financial books and records of Seller that are maintained in accordance with GAAP and, to the knowledge of Seller the Financial Statements fairly present in all material respects the Assets to be Sold of the Business as of the respective dates, and the related Statements of Revenues and Direct Expenses for the periods set forth therein.  Since the date of the Financial Statements, the Seller and Selling Affiliates have operated the Business in the Major Market Countries in the ordinary course of business in all material respects.

SECTION 3.06. Consents and Approvals; Absence of Violation or Conflicts.  Neither the execution and delivery of this Agreement or any of the other Transaction Documents by Seller and the Selling Affiliates, nor the consummation by Seller and the Selling Affiliates of the transactions contemplated hereby or thereby nor compliance by Seller and the Selling Affiliates with any of the provisions hereof or thereof shall:  (a) conflict with or result in any breach of any provisions of the respective certificate of incorporation, by-laws or similar organizational documents of Seller or any of the Selling Affiliates; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or third party, except (i) in connection with the Anti-Trust Filings, (ii) any consent, approval, authorization or permit required to be obtained by Buyer or filing or notification required to be made by Buyer in order to take title to the Transferred Assets or otherwise operate the Business, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby, (iii) any consent, approval, authorization or permit required to be obtained by Seller, or filing or notification required to be made by Seller, in each case, in connection with the transfer of the Permits and Product Registrations in the Principal Country Units, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby and is set forth on Schedule 3.02, (iv) any consent, approval, authorization or permit required to be obtained by Seller, or filing or notification required to be made by Seller, in each case, in connection with the transfer of the Permits and Product Registrations in the Non-Principal Country Units, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby (iv) any consent, approval, authorization or permit required to be obtained solely by reason of Buyer’s (as opposed to any third party’s) participation in the transactions contemplated by the Transaction Documents and (v) where the failure to obtain any such consent, approval, authorization or permit, or to make such filing or notification, would not have a Material Adverse Effect or would not adversely affect, in any material respect, the ability of Seller or any of the Selling Affiliates to consummate the transactions contemplated hereby; (c) violate any Law or Judgment applicable to Seller or the Transferred Assets, except such violations that would not have a Material Adverse Effect or would not adversely affect, in any material respect, the ability of Seller to consummate the transactions contemplated hereby; or (d) result in a material default under any of the terms, conditions or provisions of any Material Transferred Contract.

SECTION 3.07. Compliance with Laws; Licenses and Permits.  Seller’s conduct of the Business and use of the Transferred Assets are not in violation of any applicable Laws, except such violations as would not adversely effect the Business in any material respect,.  Seller (or one of its Affiliates) has all permits, approvals, registrations, licenses, grants, authorizations, exemptions, orders and consents with respect to the Business as it is now being conducted, each of which is valid and in full force and effect, in each case except for instances where the failure to do so would not adversely affect, in any material respect, the Business.  This Section 3.07 does not relate to labor and employee matters, employee benefit matters or environmental matters, such items being the subject of Sections 3.11, 3.12 and 3.13, respectively.  This Section 3.07 also does not relate to product registration, product recall or product defect matters, such items being the subject of Section 3.16.  This Section 3.07 also does not relate to Taxes.

SECTION 3.08. Transferred Contracts and Material Contracts.

(a) Except for the Excluded Contracts, Schedule 2.02(a)(viii)(A) sets forth all of the Material Transferred Contracts as of the date of this Agreement.  Seller has provided Buyer with true and complete copies of the Material Transferred Contracts.  All of the Material Transferred Contracts are in full force and effect.

(b) “Material Transferred Contracts” means (other than the Transferred IP Licenses and Collective Bargaining Agreements) each contract, agreement or commitment of Seller or any of its Affiliates in effect as of the date of this Agreement which is related exclusively to the operation of the Business, (i) the performance of which is reasonably expected to involve annual payments on the part of Seller or a Selling Affiliate in excess of $100,000 and is not terminable by Seller or any Selling Affiliate on 90 days notice or less without premium or penalty (excluding sales orders and purchase orders issued in the ordinary course of business); (ii) with respect to a joint venture, partnership or other similar agreement; (iii) which limits or purports to limit the ability of Seller or any Selling Affiliate to compete in any line of business or with any Person or in any geographic area or during any period of time; (iv) that grants a Lien (other than a Permitted Lien) on any material Transferred Asset (other than a Lien that will be released as of a Closing); (v) that provides for the sale of any material Transferred Asset or the grant of any preferential rights to purchase any material Transferred Asset, in each case outside the ordinary course of business; or (vi) under which (A) any Person has directly or indirectly guaranteed any liabilities or obligations of Seller or any Selling Affiliate or (B) Seller or any Selling Affiliate has guaranteed any liabilities or obligations of any other Person.

(c) Except as set forth on Schedule 3.08(c), neither Seller nor any Selling Affiliate nor, to the knowledge of Seller, any other party thereto, has breached any material provision of, or is in material default under the terms of, nor, to the knowledge of Seller, has any notice been given or other event occurred that would cause Seller or any other party to be in material default under any of the Material Transferred Contracts or would constitute a breach or default or cause termination, modification or acceleration under any such Material Transferred Contract.

SECTION 3.09. Intellectual Property Rights.  (a) Except as set forth on Schedule 3.09(a)(i), Seller or a Selling Affiliate is the sole and exclusive owner of the Trademark applications and registrations included in the Transferred IP and the Patents included in the Transferred IP.  Except as set forth on Schedule 3.09(a)(ii), the Patents and Trademarks included in the Transferred IP constitutes all of the material Patents and Trademarks used exclusively in the conduct of the Business as conducted by Seller immediately prior to the date of this Agreement.

(b) Except with respect to non-exclusive licenses granted to third parties in the ordinary course of business or as otherwise contemplated by this Agreement, Schedule 3.09(b) lists, as of the date of this Agreement, all of the written agreements (i) pursuant to which Seller and its Affiliates obtained the right to use or practice rights under third party IP Rights (excluding Copyright rights) that are used exclusively in the conduct of the Business or (ii) by which Seller or any of its Affiliates has licensed or otherwise authorized a third party to use any Patent or Trademark included in the Transferred IP, including license agreements, settlement agreements and covenants not to sue.

(c) Seller or its Affiliates have taken reasonable measures to protect the confidentiality of their respective trade secrets included in the Transferred IP.

(d) Except as set forth on Schedule 3.09(d) and except as would not adversely affect the Business in any material respect, as of the date of this Agreement, there are no adverse third party actions or claims pending against Seller or any of its Affiliates by any Person in any court, arbitration or by or before any Governmental Entity or, to the knowledge of Seller, any written adverse third party allegations, in any such case to the effect that the use of the Transferred IP in the operation or conduct of the Business infringes the IP Rights of such Person.

(e) Except as set forth on Schedule 3.09(e), as of the date of this Agreement, there are no claims pending or threatened by Seller or any of its Affiliates against any Person, nor has Seller or any of its Affiliates sent any written notice to any Person, regarding any actual or potential infringement, dilution, misappropriation or other unauthorized use of Transferred IP, other than as would not adversely affect the Business in any material respect.

SECTION 3.10. Legal Proceedings, etc.  (a) Except as set forth on Schedule 3.10(a) and except as would not adversely affect the Business in any material respect, there are no legal, administrative, arbitration or other proceedings or governmental investigations pending or, to the knowledge of Seller, threatened in writing against Seller or any of its Affiliates relating to the Business or the Transferred Assets.

(b) Except as set forth on Schedule 3.10(b), there are no pending customer complaints and there have been no customer complaints during the eighteen months prior to the date of this Agreement regarding the Products received by Seller or the Selling Affiliates (or of which Seller has knowledge) that, individually or in the aggregate, are adverse to the Business in any material respect.

(c) Except as set forth on Schedule 3.10(c), there are no pending warranty claims and there have been no warranty claims during the eighteen months prior to the date of this Agreement regarding the Products received by Seller or the Selling Affiliates (or of which Seller has knowledge) that, individually or in the aggregate, are adverse to the Business in any material respect.

(d) This Section 3.10 does not relate to intellectual property matters, labor and employee matters, employee benefit matters or environmental matters, such items being the subject of Sections 3.09, 3.11, 3.12 and 3.13, respectively.  This Section 3.10 also does not relate to product registration, product recall or product defect matters, such items being the subject of Section 3.16.  This Section 3.10 also does not relate to Taxes.

SECTION 3.11. Labor and Employee Matters.  (a) Schedule 3.11 contains a complete and accurate list, as of the date of this Agreement, of each collective bargaining, worker’s counsel or other material labor union contract or labor arrangement covering any Employee of the Business located in the Major Market Countries (the “Major Market CBAs”).  True and complete copies of all Major Market CBAs have been made available in the Data Room prior to the date of this Agreement.  Except as would not have a Material Adverse Effect, as of the date of this Agreement, no other union or labor organization is currently certified or recognized and, to the knowledge of Seller, there are no pending or threatened disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any actions or arbitrations which involve the labor or employment relations of Seller and its Affiliates with any Employee of the Business.  As of the date of this Agreement, there is no material unfair labor practice, charge or complaint pending, unresolved or, to the knowledge of Seller, threatened before any court, arbitration, the National Labor Relations Board or any other Governmental Entity relating to any Employee of the Business.

(b) Except as would not have an adverse affect on the Business in any material respect, each of Seller and its Affiliates is in compliance with the terms of the Collective Bargaining Agreements and all applicable Laws pertaining to the employment or termination of employment of current or former Employees of the Business, and/or in relation to the transfer of employment of any Employees of the Business as contemplated by this Agreement, including all such Laws relating to labor relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction, consultation and/or information, wages, hours, safety and health and workers’ compensation.

SECTION 3.12. Employee Plans.  (a)  Schedule 3.12(a) lists, as of the date of this Agreement, each Business Employee Benefit Plan (other than any equity-based compensation, defined benefit pension or retiree medical benefit plan) or material employment agreement in which Employees of the Business located in the Major Market Countries are entitled to participate or to which they are a party (the “Major Market Plans”).  As soon as practicable after the date hereof and in no event later than 15 days prior to the Principal Closing Date, Seller shall provide Buyer a revised Schedule 3.12(a), which shall list, as of the date of this Agreement, all Business Employee Benefit Plans (other than any equity-based compensation, defined benefit pension or retiree medical benefit plan) and material employment agreements (the “Listed Plans”) in which Employees of the Business are entitled to participate or to which they are a party.

(b) With respect to each Major Market Plan, true and complete copies of all plan documents (including all amendments and modifications thereof) or a summary of material terms thereof shall have been made available in the Data Room as of the date of this Agreement; and (B) as to each Listed Plan, true and complete copies of all plan documents (including amendments and modifications thereof) or a summary of material terms thereof, shall have been made available in the Data Room as soon as practicable after the date hereof and in no event later than 15 days prior to the Principal Closing Date.

(c) Each Business Employee Benefit Plan with respect to which Buyer (or any of its Affiliates) is assuming liability pursuant to applicable Law (and each related trust, insurance contract or fund) has been maintained, funded, operated and administered in all material respects in accordance with the terms of such Business Employee Benefit Plan and in accordance with applicable Law.

SECTION 3.13. Environmental Conditions.  Except as would not adversely affect the business in any material respect, Seller, with respect to the Business, (i) is in compliance with Environmental Laws; (ii) has not received any written communication from any Person regarding any alleged liabilities arising under any Environmental Law, except to the extent the substance of any such communication has been materially resolved; (iii) has obtained all approvals and permits required under Environmental Laws to conduct the Business as conducted as of the date of this Agreement; (iv) is in compliance with all terms and conditions of such environmental approvals and permits; (v) is not subject to any pending Environmental Claim; and (vi) to its knowledge, is not subject to any threatened Environmental Claim against itself or any Person whose liability Seller has retained or assumed either contractually or by operation of Law.

SECTION 3.14. Absence of Certain Developments.  Except as set forth on Schedule 3.14, since January 2, 2011 to the date of this Agreement, there have not been any events or occurrences that have resulted in a Material Adverse Effect.

SECTION 3.15. Brokerage Fees.  There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the other Transaction Documents based on any arrangement or agreement made by or on behalf of Seller or any Selling Affiliate.

SECTION 3.16. Product Registrations; Recalls.  (a) Schedule 3.16(a) sets forth, as of the date of this Agreement, a list of the marketing approvals, clearances or other authorizations necessary to market the Products and granted to Seller or any of the Selling Affiliates by, or pending with, any Governmental Entity (the “Product Registrations”) in the United States, Canada, UK, France, Germany and Italy (the “Major Market Countries”, and the Product Registrations for the Major Market Countries, the “Major Market Product Registrations”), except for those approvals, clearances and authorizations the failure to have would not have a Material Adverse Effect.

(b) All Products sold under the Major Market Product Registrations are manufactured and marketed in accordance with the specifications and standards contained in such Major Market Product Registrations, except where the failure to comply therewith would not adversely affect the Business in any material respect.  To the knowledge of Seller, the Major Market Product Registrations are transferable to Buyer.

(c) Since June 30, 2011, there has not been, nor, to the knowledge of Seller, is there currently under consideration by Seller or any Governmental Entity, any recall in the Major Market Countries in respect of any Product, except for such instances which would not have a Material Adverse Effect.

(d) Except for ordinary course inquiries by Governmental Entities or as set forth on Schedule 3.16(d) and except as would not adversely affect the Business in any material respect, there are not presently pending, or, to the knowledge of Seller, threatened in writing, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings or demand letters relating to any alleged hazard or alleged defect in design, manufacture, materials or workmanship, including any failure to warn or alleged breach of express or implied warranty or representation, relating to any Product manufactured, distributed or sold by or on behalf of the Business.

SECTION 3.17. Taxes.  There are no encumbrances for Taxes (other than for current Taxes not yet due and payable or Taxes being contested in good faith) on any of the Transferred Assets.

SECTION 3.18. Customers and Suppliers.  Schedule 3.18 sets forth a list of names and addresses of (a) the top ten largest customers by dollar volume (with specification of the dollar volume) of the Business in the calendar year ended January 2, 2011 and for the nine-months ended October 2, 2011 and (b) the ten (10) largest suppliers by dollar volume (with specification of the dollar volume) to the Business in the calendar year ended January 2, 2011 and for the nine-months ended October 2, 2011.  No customer or supplier listed in Schedule 3.18 has terminated its business relationship with Seller other than terminations in the ordinary course or which have not adversely affected the Business in any material respect.

ARTICLE IV
Representations and Warranties of Buyer

Buyer represents and warrants to Seller as of the date of this Agreement as follows:

SECTION 4.01. Buyer’s Organization; Power; Execution.  Buyer and each Affiliate of Buyer that is a party to any Transaction Document are legal entities duly organized, validly existing and, where applicable, in good standing under the Laws of their respective jurisdictions of incorporation or formation.  Buyer has full power and authority to execute and deliver this Agreement and to carry out, or cause to be carried out, the transactions contemplated hereby.  Buyer and each Affiliate of Buyer that is a party to any Transaction Document (other than this Agreement) have, or will have at the applicable Closing, full power and authority to execute and deliver each Transaction Document (other than this Agreement) to which it is a party and to carry out, or cause to be carried out, the transactions contemplated by each of the Transaction Documents (other than this Agreement) to which it is a party, including the Financing.  This Agreement has been duly authorized by all necessary action on the part of Buyer and has been duly executed and delivered by Buyer and constitutes valid and legally binding obligations of Buyer in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally and (b) the availability of injunctive relief and other equitable remedies.  Each of the Transaction Documents (other than this Agreement) and the Financing has been duly authorized by all necessary action on the part of Buyer and each Affiliate of Buyer that is a party to any Transaction Document (other than this Agreement) and has been, or will be at the applicable Closing, duly executed and delivered by Buyer and each such Affiliate of Buyer and constitutes valid and legally binding obligations of Buyer and each such Affiliate of Buyer in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally and (b) the availability of injunctive relief and other equitable remedies.

SECTION 4.02. Consents and Approvals; No Violation.  Neither the execution and delivery of this Agreement or the other Transaction Documents by Buyer and each Affiliate of Buyer that is a party to any Transaction Document nor the consummation by Buyer and each Affiliate of Buyer that is a party to any Transaction Document of the transactions contemplated hereby nor compliance by Buyer and each Affiliate of Buyer that is a party to any Transaction Document with any of the provisions hereof, including the Financing shall:  (a) conflict with or result in any breach of any provisions of the respective certificate of incorporation or by-laws of Buyer or any Affiliate of Buyer that is a party to any Transaction Document; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) in connection with the Anti-Trust Filings, (ii) any consent, approval, authorization or permit required to be obtained by Seller, or filing or notification required to be made by Seller, in order to transfer title to the Transferred Assets or otherwise operate the Business, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby, (iii) any consent, approval, authorization or permit required to be obtained by Buyer, or filing or notification required to be made by Buyer, in each case, in connection with the transfer of the Permits and Product Registrations in the Principal Country Units, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby and is set forth on Schedule 4.02, and (iv) any consent, approval, authorization or permit required to be obtained by Buyer, or filing or notification required to be made by Buyer, in each case, in connection with the transfer of the Permits and Product Registrations in the Non-Principal Country Units, which consent, approval, authorization, permit, filing or notice is standard in transactions of the type contemplated hereby; (c) violate in any material respect any material Law or Judgment applicable to Buyer or any Affiliate of Buyer that is a party to any Transaction Document; or (d) require any material consent, approval, authorization, or permit under any contract, agreement or commitment between Buyer or any Affiliate of Buyer that is a party to any Transaction Document and a third party.

SECTION 4.03. Litigation.  There are no material actions, suits, proceedings, claims or investigations pending or, to the knowledge of Buyer, threatened in writing concerning Buyer or any of its Affiliates with respect to the transactions contemplated by the Transaction Documents.

SECTION 4.04. Financing.  The financing of the transactions contemplated hereby will consist of a combination of Buyer’s available cash and debt financing (the “Financing”).  Buyer has delivered to Seller true and complete copies of all agreements pursuant to which the parties thereto have committed to provide Buyer with the Financing (such agreements, as may be modified pursuant to Section 6.06, the “Financing Commitments”).  Each of the Financing Commitments, in the form so delivered, is in full force and effect and is a legal, valid and binding obligation of Buyer and the other parties thereto.  The Financing Commitments have not been amended, supplemented or otherwise modified in any respect, except, in each case, with the prior written consent of Seller as permitted by Section 6.06, and the financing commitments thereunder have not been withdrawn or terminated.  No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Buyer under any term or condition of the Financing Commitments, and Buyer has no reason to believe that it will not be able to satisfy on a timely basis any term or condition of closing to be satisfied by it or its Affiliates set forth in the Financing Commitments, or that any portion of the Financing to be made thereunder will otherwise not be available to Buyer on a timely basis to consummate the transactions contemplated by this Agreement.  Buyer has fully paid any and all commitment fees or other fees required by the Financing Commitments to be paid by them on or prior to the date of this Agreement and shall in the future pay any such fees as they become due.  The Financing, when funded in accordance with the Financing Commitments, will together with Buyer’s available cash provide Buyer with funds sufficient to satisfy all of Buyer’s obligations under this Agreement, including the obligations under Article II.  The obligations to make the Financing available to Buyer pursuant to the terms of the Financing Commitments are not subject to any conditions other than the conditions set forth in the Financing Commitments.

SECTION 4.05. Brokerage Fees.  Except for fees payable to Stifel, Nicolaus & Company, Incorporated (which fees are payable by Buyer), there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the other Transaction Documents based on any arrangement or agreement made by or on behalf of Buyer or any Affiliate thereof.

ARTICLE V

Conditions to Closing

SECTION 5.01. Conditions Precedent to Buyer’s Obligations on the Principal Closing Date.  All of the obligations of Buyer hereunder are subject to fulfillment, prior to or at the Principal Closing, of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Buyer in writing):

(a) The representations and warranties of Seller contained herein shall be true and correct on and as of the Principal Closing Date (other than representations and warranties made as of a specified date, which shall be true and correct as of the date specified), except to the extent such failure to be so true and correct does not have a Material Adverse Effect; provided that if a representation and warranty contain a materiality or Material Adverse Effect qualification, the applicable materiality qualifier for such representation and warranty shall be disregarded for the purposes of this Section 5.01(a).

(b) Seller shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement and the other Transaction Documents to be complied with and performed by Seller at or before the Principal Closing (other than any obligation of Seller and its Affiliates set forth in Section 6.06(e), excluding Seller’s obligation to deliver the Supplemental Financial Information).

(c) Seller shall have delivered to Buyer a certificate dated the Principal Closing Date and executed by an authorized officer of Seller to the effect that each of the conditions specified above in Sections 5.01(a) and (b) is satisfied in all respects.

(d) Seller shall have delivered to Buyer a certificate of a Secretary or an Assistant Secretary of Seller enclosing a copy of (i) its certificate of incorporation certified by the Secretary of State of the State of New Jersey, (ii) its by-laws and (iii) Board resolutions authorizing Seller to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.

(e) No Law or Judgment enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of any of the transactions contemplated by this Agreement with respect to the Principal Country Units (each, a “Principal Closing Legal Impediment”) shall be in effect; provided, however, that Buyer shall have taken all actions required by Section 6.05 to prevent the occurrence or entry of any such Principal Closing Legal Impediment and to remove or appeal as promptly as possible any such Principal Closing Legal Impediment.

(f) The waiting periods, clearances and approvals required under the Anti-Trust Filings relating to the Principal Country Units and as specified on Schedule 5.01(f) shall have expired or been obtained.

(g) Since the date of this Agreement there has not been a Material Adverse Effect.

(h) Seller shall have signed and delivered, or caused one or more of its Affiliates, to sign and deliver the Ancillary Agreements contemplated under Section 7.10.

(i) The actions set forth in Section 2.08(a) shall have been completed.

SECTION 5.02. Conditions Precedent to Seller’s Obligations on the Principal Closing Date.  All of the obligations of Seller hereunder are subject to the fulfillment, prior to or at the Principal Closing, of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Seller in writing):

(a) The representations and warranties of Buyer contained herein shall be true and correct on and as of the Principal Closing Date (other than representations and warranties made as of a specified date, which shall be true and correct as of the date specified), except to the extent that the failure to be so true and correct would not have a material adverse effect on the ability of Buyer and its Affiliates to perform their obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement; provided that if a representation and warranty contains a materiality qualification, the applicable materiality qualifier for such representation and warranty shall be disregarded for the purposes of this Section 5.02(a).

(b) Buyer shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement and the other Transaction Documents to be complied with and performed by Buyer at or before the Principal Closing.

(c) Buyer shall have delivered to Seller a certificate dated the Principal Closing Date and executed by an authorized officer of Buyer to the effect that each of the conditions specified above in Sections 5.02(a) and (b) is satisfied in all respects.

(d) Buyer shall have delivered to Seller a certificate of a Secretary or an Assistant Secretary of Buyer enclosing a copy of (i) its certificate of incorporation certified by the Secretary of State of the State of Tennessee, (ii) its by-laws and (iii) Board resolutions authorizing Buyer to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.

(e) No Principal Closing Legal Impediment shall be in effect; provided, however, that Seller shall have used its commercially reasonable efforts (as required by Section 6.05) to prevent the occurrence or entry of any such Principal Closing Legal Impediment and to remove or appeal as promptly as possible any such Principal Closing Legal Impediment.

(f) The waiting periods, clearances and approvals required under the Anti-Trust Filings relating to the Principal Country Units and as specified on Schedule 5.01(f) shall have expired or been obtained.

(g) Seller shall have received the Purchase Price (for itself and as agent for the Selling Affiliates) in accordance with Section 2.03.

(h) Buyer shall have signed and delivered, or caused one or more of its Affiliates to sign and deliver, the Ancillary Agreements.

(i) The actions set forth in Section 2.09(a) shall have been completed.

SECTION 5.03. Conditions Precedent to Seller’s and Buyer’s Obligations on a Non-Principal Closing Date.  All of the obligations of Seller and Buyer hereunder with respect to each Non-Principal Closing are subject to the fulfillment, prior to or at such Non-Principal Closing, of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by the parties in writing):

(a) No Law or Judgment enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of any of the transactions contemplated by this Agreement with respect to such Non-Principal Country Unit (each, a “Non-Principal Closing Legal Impediment”) shall be in effect shall be in effect; provided, however, that each of the parties shall have  taken all actions required of such party pursuant to Section 6.05 to prevent the occurrence or entry of any such Non-Principal Closing Legal Impediment and to remove or appeal as promptly as possible any such Non-Principal Closing Legal Impediment.

(b) The waiting periods, clearances and approvals required under the Anti-Trust Filings and as specified on Schedule 5.01(f) with respect to such Non-Principal Country Unit shall have expired or been obtained.

(c) The Principal Closing shall have occurred, or shall occur concurrently with such Non-Principal Closing.

(d) The transition services period and distribution services period for such Non-Principal Country Unit shall have expired or been terminated by Buyer.

(e) The actions set forth in Sections 2.08(b) and 2.09(b) with respect to such Non-Principal Country Unit Closing shall have been completed.

ARTICLE VI
Certain Covenants

Seller covenants and agrees with Buyer and Buyer covenants and agrees with Seller that during the period from the date of this Agreement to the applicable Closing:

SECTION 6.01. Conduct of Business.  (a) From the date of this Agreement to the applicable Closing Date, except as otherwise permitted by this Agreement or consented to by Buyer in writing, Seller agrees to run the Business in the ordinary course consistent with past practice and to use commercially reasonable efforts to:

(i) preserve the business relationships of the Business;

(ii) maintain in effect all material Patent rights included in the Transferred IP and material applications and registrations for Trademarks included in the Transferred IP (other than abandonments, expirations, cancellations and the like occurring in the ordinary course of business that are not material, individually or in the aggregate, to the Business);

(iii) maintain all material structures, equipment and other tangible personal property of the Business in their present repair, order and condition, except for depletion and ordinary wear and tear; and

(iv) perform its obligations in all material respects under material agreements, contracts and other documents relating to or affecting the Transferred Assets or the Business.

(b) To the extent that any of the following actions are not consistent with past practice of the Business, Seller will (to the extent related exclusively to the Business) seek the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed) to:

(i) adopt, grant, extend, amend, vary, terminate or materially increase the rate or terms of any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any employee dedicated to the Business, except (A) as required by any applicable Law or any Collective Bargaining Agreement, (B) in the ordinary course of business, (C) as contemplated in Section 8.01 of this Agreement, (D) as may be initiated by Seller or one or more of Seller’s Affiliates with respect to their employees generally that also affect any of the Employees of the Business and (E) arrangements that will not result in any liability under this Agreement or otherwise to Buyer or its Affiliates (including any retention arrangements that Seller intends to implement that will be paid by Seller prior to or at Closing);

(ii) make any material change in any of its present financial accounting methods and practices other than changes in the ordinary course of business and other than as may be appropriate to conform to GAAP or as may be required by applicable Law;

(iii) merge or consolidate with any Person or acquire any interest in any business or Person (whether by purchase of assets, purchase or stock, merger or otherwise), in any manner which would reasonably be expected to adversely affect the transactions contemplated hereby;

(iv) liquidate, dissolve or effect any recapitalization or reorganization in any form;

(v) pledge, sell, lease, transfer, license, assign or otherwise make subject to a Lien (other than any Permitted Liens) any Transferred Asset, other than the sale of Inventory or obsolete, worn-out or excess equipment or assets in the ordinary course of business;

(vi) waive any material claims or rights of material value that relate exclusively to the Business;

(vii) transfer, assign or grant any license or sublicense of any material rights under or with respect to any material Transferred IP outside the ordinary course of business;

(viii) create or allow the Business to create, incur, assume or guarantee any indebtedness for borrowed money; and

(ix) agree, whether in writing or otherwise, to do any of the foregoing.

(c) Notwithstanding the foregoing, nothing herein will prevent Seller or any of its Affiliates from taking actions, including (i) contributions, transfers, assignments and acceptances of assets and liabilities, (ii) the repayment of indebtedness and the extinguishment of Liens and (iii) the cancellation of any intercompany contracts and other agreements that will not constitute Transferred Contracts, in each case in order to facilitate the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 6.02. No Undue Interference.  From the date of this Agreement to the applicable Closing Date, except as otherwise permitted by this Agreement or consented to by Seller in writing, Buyer shall not interfere with the Transferred Assets, the Business or the Employees of the Business in any inappropriate or undue manner.

SECTION 6.03. Disclosure.  Seller shall give prompt notice to Buyer of (a) any notice received by Seller subsequent to the date of this Agreement and prior to the applicable Closing Date of (or other communication relating to, or the occurrence of), any material default under any Material Transferred Contract and (b) any notice or other communication from any third party alleging that the consent of such third party is required in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents.

SECTION 6.04. Publicity.  No party to this Agreement shall originate any publicity, news release or other similar public announcement, written or oral, whether relating to this Agreement or any of the other Transaction Documents or the existence of any arrangement between the parties, without the prior written consent of the other party whether named in such publicity, news release or other similar public announcement or not, except (x) Seller may issue a press release in connection with the receipt of the Final Binding Offer Letter, acceptance of the Final Binding Offer Letter and the execution and delivery of this Agreement, and (y) either party may originate any such publicity, news release or other similar public announcement as may be required by Law or any listing or trading agreement concerning its publicly traded securities; provided that in such event under clauses (x) and (y), the party issuing same shall still be required to consult with the other party, whether named in such publicity, news release or other similar public announcement or not, a reasonable time prior to its release to allow the other party to comment thereon and, after its release, shall provide the other party with a copy thereof.  If Buyer, based on the advice of its counsel, determines that this Agreement, or any of the other Transaction Documents, must be filed with the United States Securities and Exchange Commission (“SEC”), then Buyer, prior to making any such filing, shall provide Seller and its counsel with a redacted copy of the document which it intends to file, and will give due consideration to any comments provided by Seller or its counsel and regarding Seller’s desire to redact portions of the Agreement from such filing or otherwise maintain the confidentiality of certain portions.  Buyer shall use commercially reasonable efforts to ensure the confidential treatment by the SEC of those sections specified by Seller or its counsel.  Notwithstanding anything to the contrary herein, either party may freely discuss or disseminate information consistent with any previously filed press release or SEC filing.

SECTION 6.05. Commercially Reasonable Efforts; Regulatory Approvals; Access.  Subject to any obligation imposed by Law, including all anti-trust and competition Laws:

(a) Subject to the terms and conditions set forth in this Agreement, including Section 2.02(g), each of Seller and Buyer shall cooperate, and use its commercially reasonable efforts, to make filings and obtain consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties necessary to consummate the transactions contemplated by this Agreement as soon as reasonably practical following the date of this Agreement; provided that Seller shall have no obligation to pay money or make any concessions to obtain such consents.  In addition to the foregoing, Buyer agrees, subject to any overriding obligations of confidentiality, to provide such evidence as to financial capability, resources and creditworthiness as may be reasonably requested by any third party whose consent or approval is sought hereunder.

(b) Subject to the terms and conditions of this Agreement, each of the parties will (i) use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable antitrust and competition Laws to consummate the transactions contemplated by this Agreement, (ii) use commercially reasonable efforts to file Anti-Trust Filings in the United States with respect to the transactions contemplated hereby within five (5) Business Days of the date hereof, (iii) use commercially reasonable efforts to file any other Anti-Trust Filings with respect to the transactions contemplated hereby within 15 Business Days of the date hereof, and (iv) promptly file any additional information properly requested by any competent Governmental Entity whose consent has been requested to the transactions contemplated hereby as soon as practical after receipt of any proper request for additional information.  The parties hereto will coordinate and cooperate with one another in exchanging such information and providing such reasonable assistance as may be requested in connection with such filings and requests for additional information.

(c) In connection with any investigation or other inquiry under antitrust Laws, Buyer and Seller (i) keep the other party reasonably informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Entity charged with enforcing antitrust or competition Laws, in each case regarding any of the transactions contemplated hereby, and (ii) permit counsel for the other party to review any material communications given to it by, and to the extent reasonably practicable consult with each other in advance of any meeting or conference with, the Federal Trade Commission, the Antitrust Division, any other Governmental Entity charged with enforcing antitrust Laws, and to the extent permitted and reasonably practicable, give the other party the opportunity to attend and participate in such meeting or conference.  Neither party to this Agreement shall extend, directly or indirectly, any waiting period under an Anti-Trust Filing or enter into any agreement with a Governmental Entity to delay or not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed) and except as required by applicable Law.

(d) For purposes of this Section 6.05, “commercially reasonable efforts” shall, to the extent necessary to obtain the waiver or consent from any Governmental Entity required to satisfy the conditions set forth in Sections 5.01(f), 5.02(f) or 5.03(b), as applicable, or to avoid the entry of or have lifted, vacated or terminated any Principal Closing Legal Impediment or Non-Principal Closing Legal Impediment, require Buyer to: (i) propose, negotiate, offer to commit and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order or otherwise, and in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, the sale, divestiture or disposition (including by licensing any intellectual property rights) of (x) any Transferred Assets that are not material to the Business (“Non-Material Business Assets”) or (y) any other assets or businesses of Buyer or any of its Affiliates (or equity interests held by Buyer or any of its Affiliates in entities with assets or businesses) that compete with the Transferred Assets and are not material to any business of Buyer or any of its Affiliates (“Non-Material Other Assets”); (ii) terminate any existing relationships or contractual rights and obligations that are not material to the Business or any other business of Buyer or its Affiliates that competes with the Business; (iii) otherwise offer to take or offer to commit to take any action which it is capable of taking and, if the offer is accepted, take or commit to take such action, that limits its freedom of action with respect to, or its ability to retain, any Non-Material Business Assets or Non-Material Other Assets; and (iv) take promptly, in the event that any permanent or preliminary injunction or other order is entered, or becomes reasonably foreseeable to be entered, in any proceeding that (x) would make consummation of the transactions contemplated by this Agreement and the other Transaction Documents unlawful or that would prevent or delay consummation of the transactions contemplated by this Agreement and the other Transaction Documents and (y) relates solely to Non-Material Assets or Non-Material Other Assets, any and all reasonable steps (including the appeal thereof or the taking of the steps contemplated by clauses (i) and (ii) of this subsection (d)) necessary to vacate, modify or suspend such injunction or order.

(e) To assist Buyer in complying with its obligations set forth in this Section 6.05, Seller shall, and shall cause its Affiliates to, enter into one or more agreements reasonably requested by Buyer to be entered into by any of them prior to the applicable Closing with respect to any of the matters contemplated by clauses (i) and (ii) of subsection (d) above, provided, however, that (i) such agreement shall relate exclusively to the Transferred Assets, (ii) the effectiveness of such agreement shall be conditioned on the occurrence of the applicable Closing, and (iii) all rights and obligations of Seller and its Affiliates pursuant thereto shall be assumed by Buyer effective at the applicable Closing.

(f) Seller shall give Buyer and its accountants, legal counsel and other representatives reasonable access, for the sole purpose of allowing Buyer to successfully transition the Business, during normal business hours and without undue interruption of the Business throughout the period prior to the applicable Closing, to all of the properties, books and records (other than records relating to income Taxes and attorney-client privileged communications) relating to the Business, and will furnish, at Buyer’s expense, Buyer, its accountants, legal counsel and other representatives during such period all such information concerning the affairs of the Business as Buyer may reasonably request.  Buyer will hold in confidence all information so obtained.

SECTION 6.06. Financing.  (a) Buyer shall, and shall cause its Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do, or cause to be done, all things necessary, proper or advisable under applicable Laws, and to execute and deliver, or cause to be executed and delivered, such instruments and documents as may be required, to arrange the Financing as promptly as reasonably practicable on the terms (including the “market flex” provisions) and subject only to the conditions contained in the Financing Commitments, including to (i) negotiate and enter into definitive agreements with respect to the Financing on the terms (including the “market flex” provisions) and subject only to the conditions contained in the Financing Commitments or on other terms acceptable to Buyer so long as such definitive agreements (A) do not contain any additional or modified conditions or other contingencies to the funding of the Financing than those contained in the Financing Commitments as of the date of this Agreement, (B) are in a form that is otherwise not reasonably likely to impair or delay the funding of the Financing or the Principal Closing and (C) do not (I) materially increase the aggregate amount of Financing or (II) reduce the aggregate amount of the Financing set forth in the Financing Commitments as of the date of this Agreement, (ii) satisfy, and cause its Affiliates to satisfy, on a timely basis all conditions applicable to Buyer or its Affiliates contained in the Financing Commitments and (iii) consummate the Financing contemplated by the Financing Commitments at the Principal Closing.  Buyer shall, and shall cause its Affiliates to, refrain from taking, directly or indirectly, any action that is reasonably likely to result in the failure of any of the conditions contained in the Financing Commitments or in any definitive agreement related to the Financing.

(b) For the avoidance of doubt and notwithstanding anything to the contrary in this Section 6.06, Buyer acknowledges and agrees that its obligation to consummate the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein are not conditioned upon the availability or consummation of the Financing, the availability of any replacement commitments or receipt of the proceeds therefrom.

(c) Buyer shall not agree to or permit any amendment, supplement or other modification of, or waive any of its rights under, any Financing Commitments or the definitive agreements relating to the Financing without Seller’s prior written consent (such consent not to be unreasonably conditioned, delayed or withheld), except that Buyer may amend, supplement or otherwise modify the Financing Commitments for the Financing if such amendment, supplement or other modification (A) does not contain additional or modified conditions or other contingencies to the funding of the Financing relative to those contained in Financing Commitments for the Financing as in effect on the date of this Agreement, (B) is otherwise not reasonably likely to impair or delay the funding of the Financing or the Principal Closing (it being understood that, subject to the requirements of this clause (c), such amendment, supplement or other modification of the Financing Commitments may provide for the assignment of a portion of the Financing Commitment to additional agents or arrangers and grant such Persons approval rights with respect to certain matters as are customarily granted to additional agents or arrangers) and (C) do not (I) materially increase the aggregate amount of Financing or (II) reduce the aggregate amount of the Financing set forth in the Financing Commitments as of the date of this Agreement.

(d) If any portion of the Financing becomes unavailable on the terms and conditions (including the “market flex” provisions) contained in the Financing Commitments, Buyer shall promptly notify Seller, and Buyer shall use its commercially reasonable efforts to obtain, as promptly as practicable following the occurrence of such event, replacement commitments on terms that will enable Buyer to consummate the transactions contemplated by this Agreement and which will not be reasonably likely to impair or delay the funding of the Financing or the Principal Closing.  Buyer shall deliver to Seller complete and correct copies of all amendments, supplements, other modifications or agreements pursuant to which any amended, supplemented, modified or replacement commitments shall provide Buyer with any portion of the Financing; provided that Buyer may redact from any such copies the fee amounts payable to their Financing sources.

(e) Seller shall, and shall cause its Affiliates to, and shall use its commercially reasonable efforts to cause its and its Affiliates’ accountants, legal counsel and other advisors to, provide commercially reasonable cooperation in connection with the arrangement of the Financing as may be reasonably requested by Buyer, including (i) participation in a reasonable number of meetings and due diligence sessions, (ii) reasonably assisting Buyer and its Financing sources in the preparation of (A) a marketing document to be used for the Financing and (B) customary materials for rating agency presentations, (iii) reasonably cooperating with the marketing efforts of Buyer and its Financing sources, (iv) reasonably facilitating the pledging of collateral and execution and delivery of definitive agreements relating to the Financing, and (v) providing necessary consents of the Seller’s auditor to the filing of the Financial Statements with the SEC; provided that (I) such requested cooperation shall not unreasonably interfere with the ongoing operations of Seller and its Affiliates, (II) Seller and its Affiliates shall not be required to provide any audited or unaudited “carve-out” financial statements of the Business other than those included the Financial Statements, (III) Seller and its Affiliates shall not be required to provide any updates to the Financial Statements other than the Supplemental Financial Information, and (IV) Seller and its Affiliates shall not be required to provide such requested cooperation beyond the Outside Date, except Seller and its Affiliates shall be required to cooperate with Buyer by providing reasonable assistance in obtaining any necessary consents of Seller's auditor to the filing of Financial Statements with the SEC at any time such consent is required by Law.  Buyer shall, promptly upon request by Seller, reimburse Seller for all out-of-pocket costs incurred by Seller or any of its Affiliates in connection with such cooperation.  Buyer and its Affiliates shall, on a joint and several basis, indemnify and hold harmless Seller and its Affiliates from and against any Damages suffered or incurred by them in connection with the arrangement of the Financing and any information utilized in connection therewith.  Seller shall have the right to consent to the use of its and its Affiliates’ logos in connection with the Financing.

(f) Buyer shall keep Seller informed on a timely basis of the status of the Financing and within one (1) business day of any material developments relating to the Financing.

(g) Buyer acknowledges that the information being provided to it in connection with the Financing is subject to the terms of Section 6.04.

(h) Notwithstanding anything to the contrary contained in this Agreement, the Seller acknowledges and agrees that it (i) derives no contractual rights, whether as third party beneficiary or otherwise, under the Financing Commitments or any financing document related to the Financing and shall not be entitled to enforce any such Financing Commitments or document against any agent, arranger, bookrunner, lender, letter of credit issuer or other financing party that is a party to any such commitment letter or document (including, without limitation, Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC and their respective affiliates) (collectively, the “Lender Group”) and (ii) waives any claim (including, without limitation, any claim under contract, any claim in tort and any claim for specific performance) it may have against any member of the Lender Group with respect to the failure of the Financing to close; provided that nothing contained in this sentence shall prevent the Seller from enforcing any of the terms of this Agreement against the Buyer or Parent.

ARTICLE VII
Post-Closing Covenants

Seller covenants and agrees with Buyer and Buyer covenants and agrees with Seller that during the period commencing after the Principal Closing:

SECTION 7.01. Transfer of Trademarks; Use of Excluded Trademarks by Buyer.  (a) Buyer covenants that, except as hereinafter set forth in paragraph (b) below, neither Buyer nor any of its Affiliates shall use in any manner any Trademark of Seller or any of its Affiliates (other than the Trademarks included in the Transferred IP), including the names JOHNSON & JOHNSON, CODMAN, CODMAN & SHURTLEFF and MICRUS ENDOVASCULAR and certain trade dress associated with the Transferred Assets.

(b) Seller hereby grants, and shall cause its Affiliates, to grant to Buyer permission to use the Trademarks currently used in the Business as of the applicable Closing Date (other than the Trademarks included in the Transferred IP) as specifically set forth on Schedule 7.01(b) (the “Seller Trademarks”), including the marks CODMAN and CODMAN & SHURTLEFF (separately referred to as the “Codman Trademarks”).  This permission is subject to the following terms and conditions:

(i) Buyer shall be permitted to use the Seller Trademarks until October 31, 2013 (i) in the Principal Closing Units commencing on the Principal Closing Date and (ii) in each Non-Principal Country Unit commencing on the applicable Non-Principal Country Unit Closing Date (if earlier than October 31, 2013), in each case solely to the extent and in the identical manner that such Seller Trademarks appear on a Transferred Asset conveyed pursuant this Agreement (collectively, the “Seller Trademarked Items”); provided that the Codman Trademarks may also be used as set forth in clause 2. below.  After January 31, 2014, all Seller Trademarked Items shall be repackaged to remove the Seller Trademarks.  Notwithstanding anything in this Agreement to the contrary, all Seller Trademarked Items that are etched with the Codman Trademarks may continue to be sold through December 31, 2016 provided that they have been repackaged in packaging that does not contain any Seller Trademarks;

(ii) From the Principal Closing Date through October 31, 2013, Buyer shall be permitted to (A) use the Codman Trademarks at conferences, trade shows, booth displays, in journal ads and on Buyer’s website solely in order to advise customers of the change in ownership of the Transferred Assets from Seller to Buyer and (B) include the Codman Trademarks in stand-alone literature used to advise customers of the change in ownership of the Transferred Assets from Seller to Buyer, provided that (x) a new brand name is always used for the Products and any association of the Codman Trademarks to such rebranded Products is limited to a reference to the Products being “formerly Codman Instruments” or such similar reference as may be mutually agreed by the parties and (y) such stand-alone literature is printed in limited production runs;

(iii) The Seller Trademarks may not be used in hardcopy catalogs, but may be used in catalog inserts;

(iv) The Seller Trademarks may not be used on any Product manufactured after June 30, 2012.  Inventory levels of all Products bearing Seller Trademarks or packaged in packaging bearing Seller Trademarks from the Closing Date through June 30, 2012 shall be maintained in the ordinary course, consistent with past practices; and

(v) Buyer shall submit to Seller for approval all materials bearing the Seller Trademarks prior to Buyer’s use or distribution of the materials. Seller shall have ten (10) business days to approve the materials in writing, which shall not be unreasonably withheld.  If Seller does not respond within the ten (10) day period, such materials will be deemed approved.

(vi) Buyer acknowledges that Seller is the exclusive owner of the Seller Trademarks and the goodwill associated therewith, and that all use of the Seller Trademarks by the Buyer inures to the benefit of the Seller.  Buyer and its Affiliates hereby agree to indemnify Seller and the other Seller Indemnitees from and against any and all Damages incurred or suffered in connection with or resulting from, such permitted use in this Section 7.01(b).

(c) For a period of up to two years after the Principal Closing Date, (i) Seller shall provide to Buyer the necessary information to permit Buyer at its expense to effect and perfect the transfer of the registrations of the Patents and Trademarks included in the Transferred IP in accordance with Section 2.02(a) and (ii) Seller will reasonably cooperate with Buyer in filing appropriate documents to cancel all “registered user” filings worldwide that are in favor of Seller or any of its Affiliates. After such period, Seller shall have no further obligation hereunder.

(d) Seller hereby grants, and shall cause its Affiliates, to grant to Buyer permission to use the Seller Trademarked Items currently used in the Business as of the applicable Closing Date (other than the Trademarks included in the Transferred IP) as specifically set forth on Schedule 7.01(b), solely to the extent that such Trademark appears on any Transferred Asset conveyed pursuant hereto until the earlier of (i) the depletion of such Seller Trademarked Items or (ii) six months from the applicable Closing Date (the “Expiration Period”).  When the Expiration Period expires, Buyer is responsible for the destruction and disposal of any remaining Seller Trademarked Items bearing the name or trademark of Seller or its Affiliates then in Buyer’s possession or returned to Buyer after the Expiration Period.  Buyer and its Affiliates hereby agree to indemnify Seller and the other Seller Indemnitees from and against any and all Damages incurred or suffered in connection with or resulting from, such permitted use in this Section 7.01(b).

(e) For a period of up to one year after the Principal Closing Date, (i) Seller shall provide to Buyer the necessary information to permit Buyer at its expense to effect and perfect the transfer of the registrations of the Patents and Trademarks included in the Transferred IP in accordance with Section 2.02(a) and (ii) Seller will reasonably cooperate with Buyer in filing appropriate documents to cancel all “registered user” filings worldwide that are in favor of Seller or any of its Affiliates.  After such period, Seller shall have no further obligation hereunder.

SECTION 7.02. Use of Trademarks by Seller During Transition Period.  (a) Seller covenants that, except as hereinafter set forth in paragraph (b) below and as set forth on Schedule 7.02(a), neither Seller nor any of its Affiliates shall use in any manner any Trademark transferred to Buyer pursuant to this Agreement in connection with a surgical instrument business.

(b) Buyer hereby grants to Seller and its Affiliates permission to use the Trademarks transferred to Buyer pursuant to this Agreement during the term of the Transition Services Agreement (including, to the extent applicable with respect to any Non-Principal Country Unit, any Distribution Agreement entered into with respect to such Non-Principal Country Unit pending the Closing for such Non-Principal Country Unit) to the extent required by Seller and its Affiliates to provide the services described therein to Buyer or its Affiliates.

SECTION 7.03. Access.  Buyer will permit Seller and its duly authorized representatives access during normal business hours (upon 24 hours’ written notice to Buyer) to all contracts, books, records and other data relating to the Transferred Assets and Assumed Liabilities conveyed and assumed at any Closing to the extent that such materials were delivered to Buyer and are required for a proper purpose.  Seller agrees that after the applicable Closing Buyer or its authorized representatives may, at Buyer’s cost and expense, make copies of those books and records (or redacted portions thereof) that have not been transferred to Buyer and relate exclusively to the Business.  Buyer will cooperate with Seller, and Seller will cooperate with Buyer, with respect to any Tax examinations, audits, contests or other Tax proceedings, relating to the Business.  Such cooperation shall include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and shall include providing copies of any relevant Tax Returns and supporting work schedules.  Seller shall reimburse Buyer for reasonable expenses incurred in providing such assistance.

SECTION 7.04. Insurance.  The coverage under all insurance policies related to the Business and arranged or maintained by Seller or its Affiliates is only for the benefit of Seller and its Affiliates, and not for the benefit of Buyer or the Business.  As of the applicable Closing Date and consistent with Section 2.02(a), Buyer agrees to arrange for its own insurance policies with respect to the Business covering all periods and agrees not to seek, through any means, to benefit from any of Seller’s or its Affiliates’ insurance policies which may provide coverage for claims relating in any way to the Business.

SECTION 7.05. Payments from Third Parties.  In the event that, on or after the applicable Closing Date, either party shall receive any payments or other funds due to the other pursuant to the terms of any of the Transaction Documents, then the party receiving such funds shall promptly forward such funds to the proper party.  The parties acknowledge and agree there is no right of offset regarding such payments and a party may not withhold funds received from third parties for the account of the other party in the event there is a dispute regarding any other issue under any of the Transaction Documents.

SECTION 7.06. Assurances.  For a period of up to eighteen (18) months after the Principal Closing Date, if either Buyer or Seller becomes aware that any of the Transferred Assets has not been transferred to Buyer or that any Excluded Asset has been transferred to Buyer, it shall promptly notify the other and the parties hereto shall, as soon as reasonably practicable, ensure that such property is transferred at the recipient’s expense, with any necessary prior third-party consent or approval, to:

(a) Buyer, in the case of any Transferred Asset which was not transferred at the applicable Closing Date; or

(b) Seller, in the case of any Excluded Asset and was transferred at any Closing.

SECTION 7.07. Returned Goods.  For a period of 180 days after the applicable Closing Date, Buyer agrees to adhere to the returned goods policy set forth on Schedule 7.07 attached hereto with respect to all Products of the Business received from customers, whether sold by Buyer or Seller, to the extent any such returned Product has the name or trademark of Seller or an Affiliate on it.

SECTION 7.08. Preparation and Filing of Tax Returns; Payment of Taxes; No Section 338(h)(10) Election.  (a) In the case of a Tax Return for a Straddle Period required to be filed after the applicable Closing Date, Buyer shall prepare such Tax Return on a basis consistent with past practice.

(b) All Taxes due and payable with respect to such Tax Returns will be paid by filer, subject to reimbursement by the other party pursuant to Sections 10.02 and 10.03.

SECTION 7.09. No Use.  Seller agrees that neither it nor any of its Affiliates shall use any of the Transferred IP after the applicable Closing Date except as specifically provided herein or in the Ancillary Agreements.

SECTION 7.10. Ancillary Agreements.  At the Principal Closing, Buyer and Seller shall enter into, execute and deliver the Transition Services Agreement, substantially in the form attached as Exhibit F (the “Transition Services Agreement”),

SECTION 7.11. Bulk Transfer Laws.  Buyer acknowledges that Seller and the Selling Affiliates have not taken, and do not intend to take, any action required to comply with any applicable bulk sale or bulk transfer Laws or similar Laws of any jurisdiction.  Buyer hereby waives compliance by Seller and the Selling Affiliates with the provisions of any bulk sale or bulk transfer Laws or similar Laws of any jurisdiction in connection with the transactions contemplated by this Agreement.

ARTICLE VIII
Employees

SECTION 8.01. Employee Benefits Matters.  (a) From and after the date of this Agreement until the applicable Closing Date, Buyer shall consult with Seller and obtain Seller’s consent before distributing any communications to any Employees of the Business whether relating to employee benefits, post-Closing terms of employment or otherwise.

(b) To the extent permitted by applicable Law and as soon as practicable after the date of this Agreement, Seller shall provide Buyer with a list to be set forth on Schedule 8.01(b) containing an identification number, date of hire, position, location, and base salary, bonus opportunity and wage rate, as applicable, of the individuals identified by Seller as expected to be Employees of the Business, and Seller shall update such information periodically prior to the applicable Closing Date to reflect new hires, leaves of absence and employment terminations and any other material changes thereto and provide copies of such updated lists and information to Buyer.

(c) In the event the employment of an Employee of the Business does not automatically transfer to Buyer or its Affiliates upon the occurrence of the Closing by operation of Law, not less than 10 business days prior to the applicable Closing, Buyer or one of its Affiliates will offer employment, effective at 11:59 P.M., local time, on the applicable Closing Date, to such Employee of the Business in accordance with this Agreement and applicable Law; provided, that, unless otherwise required by applicable Law, Buyer shall not be obligated to offer employment to any Employee of the Business who spends less than 75% of his or her work effort on the Business.  Offers pursuant to the preceding sentence shall be sufficient to avoid statutory, contractual, common Law or other severance obligations and shall otherwise comply in all respects with such applicable Law (including with respect to compensation and benefits).  With respect to any Employee of the Business who, as of the Closing Date, is on approved leave of absence from work with Seller or its Affiliates, Buyer shall be entitled to offer employment to such individual on the earliest practicable date following the return of such individual to work with Seller and its Affiliates and otherwise on terms and conditions consistent with this Section 8.01.  Sellers shall promptly notify Buyer of the occurrence and end of any such leave of absence.  In the event the employment of an Employee of the Business transfers automatically to Buyer and its Affiliates upon the occurrence of the Closing by operation of Law, Buyer and Seller agree to take or cause to be taken all actions required under applicable Law and all other actions as are necessary such that the employment of such Employee of the Business will transfer to Buyer or its Affiliates automatically as of 11:59 P.M., local time, on the applicable Closing Date.

(d) Seller and Buyer intend that the transactions contemplated by this Agreement should not constitute a separation, termination or severance of employment of any Employee of the Business prior to or upon the occurrence of 11:59 P.M., local time, on the applicable Closing Date,  including for purposes of any Business Employee Benefit Plan that provides for separation, termination or severance benefits, and that such Employee will have continuous and uninterrupted employment immediately before and immediately after 11:59 P.M., local time, on the applicable Closing Date, and Seller and Buyer shall, and shall cause their respective Affiliates to, comply with any requirements under applicable Law to ensure the same.  Other than with respect to any liability arising directly as a result of Seller’s failure to comply with the disclosure requirements of Section 3.11(a), 3.12(a) or 3.12(b), Buyer or its Affiliates shall bear 100% of the costs relating to, and shall indemnify and hold harmless Seller and the Selling Affiliates from and against, (i) any claims made by any Employee of the Business for any statutory or common law severance or other separation benefits, any contractual or other severance or separation benefits and any other legally mandated payment obligations (including any compensation payable during a mandatory termination notice period and any payments pursuant to a Judgment of a court having jurisdiction over the parties) and for any other claim, cost, liability or obligation (whether related to compensation, benefits or otherwise), in each case, arising out of or in connection with the failure of Buyer or its Affiliates to make an offer of employment to or continue the employment of any Employee of the Business (to the extent required under this Section 8.01) or any other individual that is entitled to automatically transfer to Buyer or its Affiliates upon the occurrence of the Closing by operation of Law, in each case, in accordance with this Agreement or applicable Law, and (ii) any claims relating to the employment of any Transferred Employee on or after 11:59 P.M., local time, on the applicable Closing Date, including in respect of any act or omission relating to the employment of any Transferred Employee on or after 11:59 P.M., local time, on the applicable Closing Date.

(e) With respect to each U.S. Transferred Employee, for the two-year period immediately following the applicable Closing Date, Buyer or its Affiliates: (i) shall provide to each Transferred Employee no less favorable base salary, annual bonus opportunity and wage rates, as applicable, as set forth on Schedule 8.01(b) and employee benefits under plans, programs and arrangements which will provide benefits to such Transferred Employee which are no less favorable, in the aggregate, to the benefits provided by Seller and its Affiliates pursuant to the material Listed Plans immediately prior to the applicable Closing Date (excluding any equity-based compensation, defined benefit pensions or retiree medical benefits); and (ii) shall not (without such employee’s consent) require that such Transferred Employee relocate to an office that would result in a commute of more than 50 miles from his or her office as of immediately prior to the applicable Closing.  Notwithstanding the foregoing, nothing contemplated by this Agreement shall be construed as requiring either Buyer or its Affiliates to be obligated to continue the employment of any U.S. Transferred Employee for any period after the applicable Closing Date.

(f) With respect to each U.S. Transferred Employee, for the two-year period immediately following the applicable Closing Date, Buyer or its Affiliates shall provide severance or similar termination benefits provided under the material Listed Plans and otherwise as provided by applicable Law to each Transferred Employee that are no less favorable than the better of (i) those severance or termination benefits applicable to such Transferred Employee as of immediately prior to the applicable Closing Date and (ii) those provided under Buyer’s severance plan, program, policy or practice (whether contractual or otherwise) on the date of such Transferred Employee’s termination.  For the avoidance of doubt, if during such two-year period a U.S. Transferred Employee’s employment should terminate as a result of his or her desire not to accept a relocation as described in clause (ii) of this Section 8.01(f), then Buyer will be obligated to pay such U.S. Transferred Employee severance at least equal to the amount that such employee would have received if Seller’s severance plan, program, policy or practice (based on the terms and conditions set forth on the applicable Closing Date) were still in effect on the date of such U.S. Transferred Employee’s termination.

(g) With respect to each U.S. Transferred Employee, effective from and after 11:59 P.M., local time, on the applicable Closing Date, Buyer or its Affiliates shall (i) recognize, for all purposes (other than benefit accrual under a defined benefit pension plan) under all plans, programs and arrangements established or maintained by Buyer or its Affiliates for the benefit of the Transferred Employees as of the effective date of such hire, service with Seller and the Selling Affiliates prior to the applicable Closing Date to the extent such service was recognized under the corresponding Listed Plan covering such Transferred Employees including, for purposes of eligibility, vesting and benefit levels and accruals, and (ii) waive any pre-existing condition exclusion, actively-at-work requirement or waiting period under all employee health and other welfare benefit plans established or maintained by Buyer or its Affiliates for the benefit of the Transferred Employees, except to the extent such pre-existing condition, exclusion, requirement or waiting period would have applied to such individual under the corresponding Listed Plan and (iii) provide full credit for any co-payments, deductibles or similar payments made or incurred prior to the applicable Closing Date for the plan year in which the applicable Closing occurs, provided that the Seller provides sufficient information to Buyer or its Affiliates within ten (10) business days following the applicable Closing to enable it to implement such a commitment.

(h) Buyer shall be, or shall cause its Affiliates to be, responsible for all (A) medical, vision, dental and prescription drug claims for expenses incurred by any Transferred Employee or his or her dependents, (B) claims for short-term and long-term disability income benefits incurred by any Transferred Employee and (C) claims for group life, travel and accident, and accidental death and dismemberment insurance benefits incurred by any Transferred Employee, in each case, on or after 11:59 P.M., local time, on the applicable Closing Date.  Except in the event of any claim for workers compensation benefits, for purposes of this Agreement, the following claims and liabilities shall be deemed to be incurred as follows:  (A) medical, vision, dental and/or prescription drug benefits (including hospital expenses), upon provision of the services, materials or supplies comprising any such benefits and (B) short and long-term disability, life, accidental death and dismemberment and business travel accident insurance benefits, upon the death, illness, injury or accident giving rise to such benefits.  Sellers and their Subsidiaries shall be responsible for all claims for workers compensation benefits that are incurred prior to 11:59 P.M., local time, on the applicable Closing Date by any Transferred Employee.  Buyer and its Affiliates shall be responsible for all claims for benefits that are incurred on or after 11:59 P.M., local time, on the applicable Closing Date by any Transferred Employee.  A claim for workers compensation benefits shall be deemed to be incurred when the event giving rise to the claim (the “Workers Compensation Event”) occurs.  If the Workers Compensation Event occurs over a period both preceding and following the applicable Closing, the claim shall be the joint responsibility and liability of Seller and Buyer and shall be equitably apportioned between Seller and Buyer based upon the relative periods of time that the Workers Compensation Event transpired preceding and following the applicable Closing.

(i) Notwithstanding any other provision of this Section 8.01 to the contrary, effective from and after 11:59 P.M., local time, on the applicable Closing Date, (i) with respect to Non-U.S. Transferred Employees, Buyer or its Affiliates shall provide to such employees the same terms and conditions of employment (including plans, programs, social insurance contribution or arrangements) to the extent (x) required by applicable Law in the relevant non-U.S. jurisdiction and (y) required so that Seller and the Selling Affiliates shall avoid any liability that would otherwise result from a failure to comply with applicable Law, and (ii) with respect to Transferred Employees covered by Collective Bargaining Agreements, Buyer or one of its Affiliates shall comply with applicable Law concerning Collective Bargaining Agreements in the context of this Agreement.

(j) If any Employee of the Business requires a work permit or employment pass or other legal or regulatory approval for his or her employment with Buyer or its Affiliates, Buyer shall, and shall cause its Affiliates to, use their commercially reasonable efforts to cause any such permit, pass or other approval to be obtained and in effect prior to 11:59 P.M., local time, on the applicable Closing Date.

(k) As of 11:59 P.M., local time, on the applicable Closing Date, Seller shall provide to Buyer and its Affiliates all employment records for Transferred Employees required to be provided to Buyer and its Affiliates under applicable Law.  Buyer and its Affiliates shall ensure that all such records are used only in connection with the employment of the Transferred Employees and shall keep such employment records confidential; provided that Buyer and its Affiliates shall indemnify and hold harmless Seller and its Affiliates from and against any statutory, common Law or other claims that arise from the use of such employment records other than for employment, compensation or termination-related purposes.

(l) The provisions contained in this Agreement with respect to Employees of the Business are included for the sole benefit of the respective parties hereto and shall not create any right in any other person, including any Employee of the Business (or dependent or beneficiary of any of the foregoing).  Nothing herein shall be deemed an amendment of any plan providing benefits to any Employee of the Business.

(m) Seller and the Selling Affiliates shall not, for a period of one (1) year after the Principal Closing Date, directly or indirectly, hire or seek to hire, or solicit for employment any Transferred Employee; provided, however, that Seller and the Selling Affiliates shall not be prohibited from making general advertising or executive searches not targeted at Seller’s or Selling Affiliates’ Transferred Employees.

ARTICLE IX
Termination

SECTION 9.01. Buyer Termination.  This Agreement may be terminated by Buyer:  (a) at any time prior to the Principal Closing, if (i) Seller shall have failed to comply, in any material respect, with any of Seller’s covenants or agreements contained in this Agreement (other than any obligation of Seller and its Affiliates set forth in Section 6.06(e), excluding Seller’s obligation to deliver the Supplemental Financial Information) or (ii) any one or more of the representations or warranties of Seller contained in this Agreement shall prove to have been inaccurate in any material respect when made and, in the case of clauses (i) and (ii), such failure or inaccuracy has a Material Adverse Effect as of the Principal Closing, and Buyer shall have given Seller a reasonable opportunity to cure any such failure or inaccuracy to so comply before the Principal Closing; (b) at the Principal Closing, if any of the conditions precedent to the performance of Buyer’s obligations at the Principal Closing shall have become incapable of fulfillment; (c) if the Principal Closing shall not have occurred on or before the Outside Date; or (d) upon the issuance of any final, nonappealable order  by a court of competent jurisdiction precluding the consummation of the transactions contemplated by this Agreement (by injunction or otherwise); provided, however, that Buyer may only terminate this Agreement if at the time of termination Buyer is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

SECTION 9.02. Seller Termination.  This Agreement may be terminated by Seller:  (a) at any time prior to the Principal Closing, if (i) Buyer shall have failed to comply, in any material respect, with any of Buyer’s covenants or agreements contained in this Agreement or (ii) any one or more of the representations or warranties of Buyer contained in this Agreement shall prove to have been inaccurate in any material respect when made and, in the case of clauses (i) and (ii), such failure or inaccuracy would have a material adverse effect on the ability of Buyer  to consummate the transactions contemplated hereby and Seller shall have given Buyer a reasonable opportunity to cure any such failure or inaccuracy to so comply before the Principal Closing; (b) at the Principal Closing, if any of the conditions precedent to the performance of Seller’s obligations at the Principal Closing shall have become incapable of fulfillment; (c) if the Principal Closing shall not have occurred on or before the Outside Date; (d) upon the issuance of any final, nonappealable order  by a court of competent jurisdiction precluding the consummation of the transactions contemplated by this Agreement (by injunction or otherwise); provided, however, that Seller may only terminate this Agreement if at the time of termination Seller is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement (other than any obligation of Seller and its Affiliates set forth in Section 6.06(e), excluding Seller’s obligation to deliver the Supplemental Financial Information); or (e) if (i) all of the conditions set forth in Section 5.01 hereof have been satisfied (other than those conditions that (A) by their terms are to be satisfied at the Principal Closing or (B) the failure of which to be satisfied is attributable primarily to a breach by Buyer of its representations, warranties, covenants or agreements contained in this Agreement), (ii) Seller has irrevocably confirmed by notice to Buyer that all conditions set forth in Section 5.02 have been satisfied or that it is willing to waive any unsatisfied conditions in Section 5.02 hereof and (iii) the Principal Closing shall not have occurred within one business day after delivery of such notice.

SECTION 9.03. Effect of Termination.  If this Agreement is terminated pursuant to this Article IX, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any of their respective former, current or future general or limited partners, stockholders, managers, members, directors, officers, Affiliates or agents), except that the provisions of this Section 9.03 and Article XI will survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from liability for Damages incurred or suffered by any other party as a result of any fraud, willful misconduct or any breach of any covenant or other agreement (excluding in either case any breach of Section 6.06(e), other than Seller’s obligation to deliver the Supplemental Financial Information) contained in this Agreement (whether or not intentional or willful), including any failure by Buyer to consummate the Principal Closing in accordance with Section 2.01 (whether or not due in part or in whole to any failure of any of the Financing to be consummated).

ARTICLE X
Indemnification

SECTION 10.01. Survival.  All representations and warranties contained in this Agreement and the covenants contained in Article VI of this Agreement shall survive the Principal Closing until the date that is 12 months from the Principal Closing Date, provided however, that the Tax Representations and the representations and warranties set forth in Sections 3.07, 3.09, 3.12, 3.13 and 3.15 shall survive until the expiration of the applicable statute of limitations, or until the expiration of the period in which any regulatory authority has the power to make any claims, assessment or reassessment with respect thereto, whichever is longer, with respect to any matter subject to the representations and warranties contained in those sections, provided, further, that the Title Representations, the Broker Representations and any representations contained in Sections 3.01(a), 3.02, 3.03 or 4.01 shall survive without limitation as to time.  When a representation or warranty expires, it shall be of no force or effect.  The other covenants contained in this Agreement shall survive indefinitely except as otherwise specified herein.

SECTION 10.02. Indemnification by Seller.  Seller indemnifies and holds harmless Buyer and its directors, officers, employees, Affiliates, agents and representatives (the “Buyer Indemnitees”) against and from any and all Damages which any Buyer Indemnitee may incur or suffer to the extent such arise out of or result from (i) the breach of any representation, warranty, covenant or agreement made by Seller in this Agreement or (ii) any of the Excluded Liabilities.  Notwithstanding that a claim for Damages may fall into multiple categories of this Section 10.02, Seller shall be required to indemnify a Buyer Indemnitee one time only.  Buyer shall take, and shall cause the other Buyer Indemnitees to take, reasonable steps to mitigate any Damages upon becoming aware of any event that would reasonably be expected to, or does, give rise thereto.

SECTION 10.03. Indemnification by Buyer.  In addition to the indemnification set forth in Sections 6.05(e), 7.01(b), 8.01(d) and 8.01(k), Buyer and Parent indemnify and hold harmless Seller against and from any and all Damages which Seller and any of its directors, officers, employees, Affiliates, agents and representatives (the “Seller Indemnitees”) may incur or suffer to the extent such arise out of or result from (i) the breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement or (ii) any of the Assumed Liabilities.  Notwithstanding that a claim for Damages may fall into multiple categories of this Section 10.03, Buyer shall be required to indemnify a Seller Indemnitee one time only.  Seller shall take, and shall cause the other Seller Indemnitees to take, all commercially reasonable steps to mitigate any Damages upon becoming aware of any event that would reasonably be expected to, or does, give rise thereto.

SECTION 10.04. Scope of Seller’s Liability.  (a) Indemnification shall be available to the Buyer Indemnitees under Section 10.02(i) with respect to breaches of representations or warranties if the aggregate amount of Damages otherwise due to the Buyer Indemnitees for all claims for such indemnification exceeds one percent (1%) of the Purchase Price (the "First Basket") and then indemnification shall apply to all Damages incurred by the Buyer Indemnitees from the first dollar incurred, but only for all such Damages up to fifteen percent (15%) of the Purchase Price (the "Indemnification Cap").  Seller shall not have any liability under Section 10.02(i) with respect to breaches of representations or warranties for any individual item where the Damages relating thereto are less than $150,000 (together with the First Basket, the "Indemnification Baskets").

(b) For the avoidance of doubt, the Buyer Indemnitees shall be entitled to the indemnification provided for hereunder even if any of them obtained knowledge before the Principal Closing Date or Non-Principal Country Unit Closing Date, as applicable, of the matter that is later the subject of a claim for indemnity.

SECTION 10.05. Claims.  Any Buyer Indemnitee or Seller Indemnitee claiming it may be entitled to indemnification under this Article X (the “Indemnified Party”) shall give prompt written notice to the other party (the “Indemnifying Party”) of each matter, action, cause of action, claim, demand, fact or other circumstances upon which a claim for indemnification (a “Claim”) hereunder may be based.  Such notice shall contain, with respect to each Claim, such facts and information as are then reasonably available, the estimated amount of Damages and the specific basis for indemnification hereunder.  Failure to give prompt notice of a Claim hereunder shall not affect the Indemnifying Party’s obligations hereunder, except to the extent the Indemnifying Party is prejudiced by such failure.

SECTION 10.06. Defense of Actions.  The Indemnified Party shall permit the Indemnifying Party, at the Indemnifying Party’s option and expense, to assume the complete defense of any Claim based on any action, suit, proceeding, claim, demand or assessment by any third party with full authority to conduct such defense and to settle or otherwise dispose of the same and the Indemnified Party will fully cooperate in such defense; provided the Indemnifying Party will not, in defense of any such action, suit, proceeding, claim, demand or assessment, except with the consent of the Indemnified Party (which consent will not be unreasonably withheld), consent to the entry of any Judgment or enter into any settlement (a) which provides for any relief other than the payment of monetary damages and/or (b) which does not include as an unconditional term thereof the giving by the third-party claimant to the Indemnified Party of a release from all liability in respect thereof.  After notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such action, suit, proceeding, claim, demand or assessment, the Indemnifying Party shall be liable to the Indemnified Party only for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party.  As to those third-party actions, suits, proceedings, claims, demands or assessments with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense, at its cost and expense, and will consult with the Indemnifying Party prior to settling or otherwise disposing of any of the same.  Notwithstanding anything to the contrary herein, with respect to any Claim asserted by a Governmental Entity relating to Taxes, the Indemnifying Party shall be entitled to participate in the defense, but the Indemnified Party shall control such defense.  The Indemnified Party will not settle any Claim without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

SECTION 10.07. Limitation, Exclusivity.  No Claim based upon a breach of a representation, warranty or covenant shall be made or have any validity unless the Indemnified Party shall have given written notice of such Claim to the Indemnifying Party prior to the date such representation, warranty or covenant expires as set forth in Section 10.01.  If full recovery under any such Claim is not had within three months of such written notice, mediation under Section 11.13 must be initiated within 30 days following the end of such three-month period or such Claim shall be invalidated.  This Article X provides the exclusive means by which a party may assert and remedy Claims, and Sections 11.12 and 11.13 provide the exclusive means by which a party may bring actions against the other party under or with respect to this Agreement.  Each party hereby waives and releases any other remedies or claims that it may have against the other party (or any of its Affiliates) with respect to the matters arising out of or in connection with this Agreement or relating to the Transferred Assets, except that nothing herein shall limit the liability of any party hereto for fraud or intentional misrepresentation.  With respect to any Damages arising under this Agreement, Buyer agrees that it shall only seek such Damages from Seller or its successors or permitted assigns, and Buyer hereby waives the right to seek Damages from or equitable remedies, such as injunctive relief, against any Affiliate of Seller or any director, officer or employee of Seller (or any of its Affiliates).

SECTION 10.08. Calculation of Damages.  Except as otherwise provided in this Article X, in any case where the Indemnified Party subsequently recovers from third parties any amount in respect of a matter with respect to which an Indemnifying Party has indemnified it pursuant to this Article X, such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting therefrom the full amount of the expenses incurred by it in procuring such recovery), but not in excess of any amount previously so paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such matter.

SECTION 10.09. Tax Treatment of Indemnity Payments.  Any indemnity payment under this Agreement shall be treated as an adjustment to the Purchase Price for Tax purposes unless there is no reasonable basis for doing so under the applicable Tax Law.

SECTION 10.10. Parent Guarantee.  Parent hereby unconditionally guarantees, and agrees to cause Buyer to satisfy, all obligations of Buyer under this Agreement.  The guarantee provided pursuant to the immediately preceding sentence (a) shall in no event exceed the Purchase Price and (b) shall terminate upon the earlier to occur of (i) the last to expire of Buyer’s representations and warranties and (ii) the valid termination of this Agreement (the “Guarantee Termination”); provided that in the event Seller has made a claim against Buyer and/or Parent in connection with the termination of this Agreement, then the Guarantee Termination under clause (b) of this sentence shall not occur until the final, nonappealable resolution (and, if applicable, satisfaction) of such claim.  Nothing in this Section 10.10 shall be construed to limit in any way the right of Seller to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement as contemplated by Section 11.12.  For clarity, Parent shall have no obligation hereunder after the Guarantee Termination.

ARTICLE XI
Miscellaneous

SECTION 11.01. No Reliance by Buyer; Own Due Diligence.  Buyer is relying on its own investigation, examination and valuation of the Business, including the Transferred Assets, in effecting the transactions covered by this Agreement and the other Transaction Documents.  Buyer has made all inspections and investigations of the Business and the Transferred Assets deemed necessary or desirable by Buyer.  Buyer is purchasing the Transferred Assets based on the results of its inspections and investigations, and not on any representation or warranty of Seller or any of its Affiliates not expressly set forth in this Agreement.  In light of these inspections and investigations and the representations and warranties made to Buyer by Seller herein, Buyer is relinquishing any right to any claim based on any representations and warranties other than those expressly set forth in this Agreement.

SECTION 11.02. Financial Statements and Projections.  (a) In connection with Buyer’s investigation of the Business, Buyer may have received from Seller various forward-looking statements regarding the Business (including the estimates, assumptions, projections, forecasts and plans furnished to it) (the “Forward-Looking Statements”).  Buyer acknowledges and agrees (i) there are uncertainties inherent in attempting to make the Forward-Looking Statements; (ii) Buyer is familiar with such uncertainties; (iii) Buyer is taking full responsibility for making its own investigation, examination and valuation of the Business and has employed outside professionals to assist it with the foregoing; (iv) Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Forward-Looking Statements; (v) Buyer is not relying on any Forward-Looking Statement in any manner whatsoever and (vi) with respect to the foregoing, Buyer shall have no claim against Seller or any of its Affiliates.

(b) Seller makes no representation or warranty with respect to the reasonableness of the assumptions underlying any Forward-Looking Statement.

(c) Seller makes no representation or warranty with respect to any Forward-Looking Statement made (i) in the Confidential Descriptive Memorandum, (ii) in the Data Room, (iii) in the Management Presentation, (iv) in any supplemental due diligence information provided to Buyer, (v) in connection with Buyer’s discussions with management of the Business, (vi) in negotiations leading to this Agreement or (vii) in any other circumstance.

SECTION 11.03. “To the knowledge.”  “To the knowledge of Seller” or other references to the knowledge or awareness of Seller or its Affiliates means the actual knowledge of those individuals set forth on Schedule 11.03.

SECTION 11.04. Waivers.  At any time and from time to time prior to the applicable Closing, the parties hereto may by written agreement signed by both parties, (a) extend the time for, or waive in whole or in part, the performance of any obligation of any party hereto under this Agreement, (b) waive any inaccuracy in any representation, warranty or statement of any party hereto or (c) waive any condition or compliance with any covenant contained in this Agreement.

SECTION 11.05. Modifications and Amendments.  This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing executed and delivered by each of the parties hereto.

SECTION 11.06. Assignability, Beneficiaries, Governing Law and Enforcement.  This Agreement and the rights and obligations hereunder shall be binding upon and inure solely to the benefit of the parties hereto, their respective successors and permitted assigns, but this Agreement shall not be assignable by either party hereto without the express written consent of the other party hereto, which will not be unreasonably withheld.  Notwithstanding anything to the contrary contained in this Agreement, Parent may, without the consent of any party hereto, assign from and after the Principal Closing Date, all or any portion of its rights and obligations under this Agreement to any of its and/or Buyer’s lenders as collateral security but any such assignment shall not release Parent from any of its obligations under this Agreement.  Other than as explicitly set forth herein, including in Sections 10.02 and 10.03, nothing contained herein is intended to confer upon any Person, other than the parties to this Agreement and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.  This Agreement shall be governed by the law of the State of New York without reference to the choice of law doctrine of such state.  The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which any party is entitled at law or in equity.

SECTION 11.07. Notices.  Any notice, request, instruction or other communication to be given hereunder by either party to the other party shall be in writing and delivered personally, or sent by postpaid registered or certified mail, or by fax:

if to Seller, addressed to:

Codman & Shurtleff, Inc.
325 Paramount Drive
Raynham, MA  02767
Attn:  President
Fax:  (508) 880-8147

with a copy to:

Johnson & Johnson Law Department
One Johnson & Johnson Plaza
New Brunswick, NJ  08933
Attn:  General Counsel MD&D
Fax:  (732) 524-5304

and if to Buyer, to:

Specialty Surgical Instrumentation Inc.
3724 North State Road 15
Warsaw, Indiana 46582
Attn:  President
Fax:  (260) 483-3890

with a copy to:

Specialty Surgical Instrumentation Inc.
3724 North State Road 15
Warsaw, Indiana 46582
Attn:  General Counsel
Fax:  (260) 483-3890

and

Ice Miller LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282
Attn:  Stephen J. Hackman
Fax:  (317) 592-4666

and if to Parent, to:

Symmetry Medical, Inc.
3724 North State Road 15
Warsaw, Indiana 46582
Attn:  President
Fax:  (260) 483-3890

with a copy to:

Symmetry Medical, Inc.
3724 North State Road 15
Warsaw, Indiana 46582
Attn:  General Counsel
Fax:  (260) 483-3890

and

Ice Miller LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282
Attn:  Stephen J. Hackman
Fax:  (317) 592-4666

 or to such other address for either party as such party shall hereafter designate by like notice.

SECTION 11.08. Headings.  The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

SECTION 11.09. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute the same Agreement.

SECTION 11.10. Entire Agreement.  This Agreement, together with the Exhibits and Schedules expressly contemplated hereby and attached hereto and the other agreements and certificates delivered in connection herewith including the Confidentiality Agreement, contains the entire agreement between the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings between the parties.  Before signing this Agreement the parties have had numerous conversations including preliminary discussions, formal negotiations and informal conversations at meals and social occasions, and have generated correspondence and other writings, in which the parties discussed the transaction which is the subject of this Agreement and their aspirations for success.  In such conversations and writings, individuals representing the parties may have expressed their judgments and beliefs concerning the intentions, capabilities, and practices of the parties, and may have forecasted future events.  The parties recognize that such conversations and writings often involve an effort by both sides to be positive and optimistic about the prospects for the transaction.  However, it is also recognized that all business transactions contain an element of risk, as does the transaction contemplated by this Agreement, and that it is normal business practice to limit the legal obligations of contracting parties to only those promises and representations which are essential to their transaction so as to provide certainty as to their respective future rights and remedies.  Accordingly, other than the Confidentiality Agreement entered into between the parties, the Transaction Documents are intended to define the full extent of the legally enforceable undertakings and representations of the parties hereto, and no promise or representation, written or oral, which is not set forth explicitly in such agreements is intended by either party to be legally binding.  Each of the parties acknowledge that in deciding to enter into this Agreement and the other Transaction Documents and to consummate the transaction contemplated hereby and thereby, none of them has relied upon any statements or representations, written or oral, other than those explicitly set forth herein or therein.

SECTION 11.11. Payment of Expenses.  Except as otherwise set forth in this Agreement, all costs and expenses associated with this Agreement and the transactions contemplated thereby, including the fees of counsel and accountants and fees relating to the Financing, shall be borne by the party incurring such expenses.

SECTION 11.12. Arbitration.  (a) Any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, will be submitted for resolution to arbitration pursuant to the rules then pertaining of the International Institute for Conflict Prevention and Resolution for Non-Administered Arbitration (available at http://www.cpradr.org), or successor (“CPR”), except where those rules conflict with these provisions, in which case these provisions control.  The arbitration will be held in New York, New York.

(b) The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals (or, by agreement, from another provider of arbitrators) each of whom is a lawyer with at least 15 years experience with a law firm or corporate law department of over 25 lawyers or who was a judge of a court of general jurisdiction.  In the event the aggregate damages sought by the claimant are stated to be less than $5 million, and the aggregate damages sought by the counterclaimant are stated to be less than $5 million, and neither side seeks equitable relief, then a single arbitrator shall be chosen, having the same qualifications and experience specified above.  Each arbitrator shall be impartial and independent of the parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes (available at http://www.adr.org).

(c) The parties agree to cooperate (i) to attempt to select the arbitrator(s) by agreement within 45 days of initiation of the arbitration, including jointly interviewing the final candidates, (ii) to meet with the arbitrator(s) within 45 days of selection and (iii) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine months after selection of the arbitrator(s) and in the award being rendered within 60 days of the conclusion of the hearings, or of any post hearing briefing, which briefing will be completed by both sides within 45 days after the conclusion of the hearings.

(d) In the event the parties cannot agree upon selection of the arbitrator(s), the CPR will select arbitrator(s) as follows:  CPR shall provide the parties with a list of no less than 25 proposed arbitrators (15 if a single arbitrator is to be selected) having the credentials referenced above.  Within 25 days of receiving such list, the parties shall rank at least 65% of the proposed arbitrators on the initial CPR list, after exercising cause challenges.  The parties may then interview the five candidates (three if a single arbitrator is to be selected) with the highest combined rankings for no more than one hour each and, following the interviews, may exercise one peremptory challenge each.  The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings.  In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of Distinguished Neutrals, allowing each side challenges for cause and three peremptory challenges each.

(e) In the event the parties cannot agree upon procedures for discovery and conduct of the hearing meeting the schedule set forth in paragraph (c) above, then the arbitrator(s) shall set dates for the hearing, any post hearing briefing, and the issuance of the award in accord with the paragraph (c) schedule.  The arbitrator(s) shall provide for discovery according to those time limits, giving recognition to the understanding of the parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the paragraph (c) schedule may be met without difficulty. In no event will the arbitrator(s), absent agreement of the parties, allow more than a total of 10 days for the hearing or permit either side to obtain more than a total of 40 hours of deposition testimony from all witnesses, including both fact and expert witnesses, or serve more than 20 individual requests for documents, including subparts, or 20 individual requests for admission or interrogatories, including subparts.  Multiple hearing days will be scheduled consecutively to the greatest extent possible.

(f) The arbitrator(s) must render their award by application of the substantive law of New York and are not free to apply “amiable compositeur” or “natural justice and equity.”  The arbitrator(s) shall render a written opinion setting forth findings of fact and conclusions of law with the reasons therefor stated.  A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either party.  The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned by reason of such ruling on evidence.  To the extent possible, the arbitration hearings and award will be maintained in confidence.

(g) In the event the panel’s award exceeds $5 million in monetary damages or includes or consists of equitable relief, or rejects a claim in excess of that amount or for that relief, then the losing party may obtain review of the arbitrators’ award or decision by a single appellate arbitrator (the “Appeal Arbitrator”) selected from the CPR Panels of Distinguished Neutrals by agreement or, failing agreement within seven working days, pursuant to the selection procedures specified in paragraph (d) above.  If CPR cannot provide such services, the parties will together select another provider of arbitration services that can.  No Appeal Arbitrator shall be selected unless he or she can commit to rendering a decision within 45 days following oral argument as provided in paragraph (h).  Any such review must be initiated within 30 days following the rendering of the award referenced in paragraph (f) above.

(h) The Appeal Arbitrator will make the same review of the arbitration panel’s ruling and its basis that the U.S. Court of Appeals of the Circuit where the arbitration hearings are held would make of findings of fact and conclusions of law rendered by a district court after a bench trial and then modify, vacate or affirm the arbitration panel’s award or decision accordingly, or remand to the panel for further proceedings.  The Appeal Arbitrator will consider only the arbitration panel’s findings of fact and conclusions of law, pertinent portions of the hearing transcript and evidentiary record as submitted by the parties, opening and reply briefs of the party pursuing the review, and the answering brief of the opposing party, plus a total of no more than four hours of oral argument evenly divided between the parties.  The party seeking review must submit its opening brief and any reply brief within 75 and 130 days, respectively, following the date of the award under review, whereas the opposing party must submit its responsive brief within 110 days of that date.  Oral argument shall take place within five months after the date of the award under review, and the Appeal Arbitrator shall render a decision within 45 days following oral argument.  That decision will be final and not subject to further review, except pursuant to the Federal Arbitration Act.

(i) The parties consent to the jurisdiction of the Federal District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder (including after review by the Appeal Arbitrator where such an appeal is pursued).  Should such court for any reason lack jurisdiction, any court with jurisdiction shall act in the same fashion.

(j) Each party has the right before or, if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

(k) EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

(l) EACH PARTY HERETO WAIVES (i) ANY CLAIM TO SPECIAL, PUNITIVE, EXEMPLARY OR MULTIPLIED DAMAGES, (ii) ANY CLAIM OF CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFIT DAMAGES AND (iii) ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS AND PREJUDGMENT INTEREST, IN EACH CASE FROM THE OTHER PARTY HERETO (OR ANY AFFILIATE OF SUCH OTHER PARTY HERETO).

SECTION 11.13. Mediation.  (a) Any dispute, controversy or claim arising out of or related to this Agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, which claim would, but for this provision, be submitted to arbitration shall, before submission to arbitration, first be mediated through non-binding mediation in accordance with The CPR Mediation Procedure then in effect of CPR (available at http://www.cpradr.org), except where that procedure conflicts with these provisions, in which case these provisions control.  The mediation shall be conducted in New York, New York and shall be attended by a senior executive with authority to resolve the dispute from each of the parties.

(b) The mediator shall be neutral, independent, disinterested and shall be selected from a professional mediation firm such as JAMS or CPR.

(c) The parties shall promptly confer in an effort to select a mediator by agreement.  In the absence of such an agreement within 10 days of initiation of the mediation, the mediator shall be selected by CPR as follows:  CPR shall provide the parties with a list of at least 15 names from the CPR Panels of Distinguished Neutrals.  Each party shall exercise challenges for cause, two peremptory challenges, and rank the remaining candidates within 5 working days of receiving the CPR list.  The parties may together interview the three top ranked candidates for no more than one hour each and, after the interviews, may each exercise one peremptory challenge.  The mediator shall be the remaining candidate with the highest aggregate ranking.

(d) The mediator shall confer with the parties to design procedures to conclude the mediation within no more than 45 days after initiation.  Under no circumstances may the commencement of arbitration under the Section 11.12 be delayed more than 45 days by the mediation process specified herein absent contrary agreement of the parties.

(e) Each party agrees not to use the period or pendency of the mediation to disadvantage the other party procedurally or otherwise.  No statements made by either side during the mediation may be used by the other or referred to during any subsequent proceedings.

(f) Each party has the right to pursue provisional relief from any court, such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration, even though mediation has not been commenced or completed.

SECTION 11.14. Survival of Certain Provisions.  The provisions of this Agreement set forth in Articles X and XI and any remedies for the breach thereof, shall survive the termination of this Agreement.

SECTION 11.15. Fulfillment of Obligations.  Any obligation of any party to any other party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

SECTION 11.16. Severability.  It is the desire and intent of the parties hereto that the provisions of this Agreement will be enforced to the fullest extent permissible under the Laws in each jurisdiction in which enforcement is sought.  Accordingly, if any particular provision of this Agreement will be determined to be invalid or unenforceable, such provision will be deemed amended to delete therefrom the portion thus determined to be invalid or unenforceable, such deletion to apply to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof only with respect to the operation of such provision in the particular jurisdiction in which such determination is made.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Buyer has duly executed this Agreement as of the date first above written.

SPECIALTY SURGICAL INSTRUMENTATION INC.

By	/s/ Thomas J. Sullivan
	Name:	Thomas J. Sullivan
	Title:	President & Chief Executive Officer

SYMMETRY MEDICAL, INC.

By	/s/ Thomas J. Sullivan
	Name:	Thomas J. Sullivan
	Title:	President & Chief Executive Officer

Accepted and agreed to by Seller
as of the __th day of December, 2011

CODMAN & SHURTLEFF, INC.

By	/s/ P. Laxminarian
	Name:	P. Laxminarian
	Title:	President

Schedule 2.02(a)
Transferred Assets

The Transferred Assets consist of Seller’s and the Selling Affiliates’ right, title and interest in, to and under the following assets as they exist at the time of the applicable Closing:

(i) Inventory.  All physical inventory of Products owned or held by Seller or any Selling Affiliate at the time of the applicable Closing;

(ii) Equipment.  To the extent transferable, the furniture, fixtures, machinery, equipment, tools and other fixed assets owned or leased by Seller or any Selling Affiliate (but excluding the Inventory which is identified separately on this Schedule 2.02(a)) exclusively relating to the Business, together with the interests of Seller or any Selling Affiliate in respect of warranties relating thereto (collectively, the “Transferred Equipment”);

(iii) Permits.  To the extent transferable, all permits, licenses and authorizations (but excluding the Product Registrations which are identified separately on this Schedule 2.02(a)) granted to Seller or any Selling Affiliate by a Governmental Entity exclusively in connection with the operation of the Business prior to the Principal Closing Date;

(iv) Business Records.  The following records and files exclusively relating to the Business and in the possession of Seller or any Selling Affiliate (but excluding records or files not reasonably separable from documents or databases that do not relate exclusively to the Business): (1) vendor lists, (2) customer lists, (3) pricing lists for the Products, (4) subject to Section 7.01, advertising, marketing, sales and promotional materials, (5) quality control records and (6) other business records, including personnel records of Transferred Employees in the European Union, to the extent such other business records are required to be transferred under applicable Law (collectively, the “Transferred Records”);

(v) Product Registrations.  To the extent transferable, the Product Registrations;

(vi) Intellectual Property.  (A) All IP Rights (other than the Retained Quad-Lock Rights) owned or licensed by Seller or any Selling Affiliate and used, or held for use, exclusively in connection with the Business, including (1) the Trademarks set forth on Schedule 2.02(a)(vi)(A)(1) and (2) the Patents set forth on Schedule 2.02(a)(vi)(A)(2), but in each case specifically excluding any IP Rights included in the Excluded Assets (collectively, the “Transferred IP”) and (B) licenses relating to Patents and Trademarks included in the Transferred IP as set forth on Schedule 2.02(a)(vi)(B) (collectively, the “Transferred IP Licenses”);

(vii) Domain Names.  The Internet domain names set forth on Schedule 2.02(a)(vii);

(viii) Contracts.  (A) The leases, including office equipment leases, licenses (other than Transferred IP Licenses which are identified separately on this Schedule 2.02(a)), bids, tenders, purchase orders, consulting agreements, maintenance contracts, agreements, commitments and other contracts exclusively relating to the operation and conduct of the Business or any of the Transferred Assets, as well as those agreements that are set forth on Schedule 2.02(a)(viii)(A), but in each case specifically excluding the Excluded Contracts and (B) leases relating to the Transferred Equipment (collectively, the “Transferred Contracts”);

(ix) Goodwill.  The goodwill generated by or associated with the Business; and

(x) Leasehold Interest.  Any leasehold interest related to the facility in Tuttlingen, including any prepaid rent, security deposits and options to renew or purchase in connection therewith (the “Tuttlingen Lease”).

Schedule 2.02(b)
Excluded Assets

The Excluded Assets consist of any assets of Seller or any of its Affiliates that do not constitute Transferred Assets as described on Schedule 2.02(a), including the following:

(i) Accounts Receivable.  All accounts receivable, notes receivable and similar rights to receive payments of Seller or any of its Affiliates existing on the applicable Closing Date and arising out of the operation or conduct of the Business prior to the applicable Closing Date;

(ii) Cash and Cash Equivalents.  (A) All cash and cash equivalents (including marketable securities and other investment assets and all monies received in respect of the sale of warranty programs) and (B) all VAT deposits, in each case held by Seller or any of its Affiliates on the applicable Closing Date;

(iii) Benefit Plans.  Except as required by Law or as specifically identified on Schedule 3.12(a), all the assets of and all the assets relating to and all rights under any employee benefit or welfare plan or any related contract between any Person and Seller or any of its Affiliates;

(iv) Certain Records.  Any records and files not identified as Transferred Records, including  (A) the personnel records maintained by Seller or any of its Affiliates, (B) Tax Returns, (C) records (including accounting records) relating to Taxes paid or payable by Seller or any of its Affiliates and all financial and Tax records relating to the Business that form part of Seller’s or any of its Affiliates’ general ledger or otherwise constitute accounting records, (D) records prepared in connection with the transactions contemplated by this Agreement, including bids received from other Persons and analyses relating to the Business and (E) file copies of the Transferred Records retained by Seller, in each case whether generated before or after the applicable Closing Date;

(v) Certain Contracts and Contract Rights.  All rights of Seller and its Affiliates under this Agreement and the Ancillary Agreements, any Commingled Contracts and the other contracts set forth on Schedule 2.02(b)(v), whether arising before or after the applicable Closing Date (collectively, the “Excluded Contracts”);

(vi) Real Property.  Each of the following:  (A) any real property and any buildings, improvements and fixtures thereon; and (B) any leasehold interests (other than with respect to the Tuttlingen Lease) of Seller or any of its Affiliates;

(vii) Insurance.  All current and prior insurance policies arranged or maintained by Seller or any of its Affiliates and all rights of any nature with respect thereto, including all rights to insurance recoveries thereunder and to assert claims with respect to any such insurance recoveries, whether arising before or after the applicable Closing Date;

(viii) Corporate Organizational Records.  The organizational documents, qualifications to do business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates and other documents relating to the organization, maintenance and existence of Seller and each of its Affiliates as a corporation or other entity;

(ix) Capital Stock.  All shares of capital stock of Seller and its Affiliates;

(x) Tax Claims.  Refunds and credits, claims for refunds or credits and rights to receive refunds or credits from any Taxing Authority with respect to Taxes paid or to be paid by Seller or any of its Affiliates relating to any Pre-Closing Tax Period;

(xi) Intellectual Property.  Except for Transferred IP and rights under the Transferred IP Licenses, all other IP Rights, including Seller’s non-exclusive right to continue using its current sterilization case line that contains the “Quad Lock” mechanism solely for use in consignment sets used by Seller’s Affiliates in the DePuy Franchise of Johnson & Johnson operating companies for internal purposes to provide Orthopedics, Spine, & Trauma consignment kits deployed to its field sales force and hospitals, and under no circumstances directly or indirectly for commercial sale (the “Retained Quad-Lock Rights”);

(xii) Domain Names.  All Internet domain names other than those set forth on Schedule 2.02(a)(ix); and

(xiii) IT Systems.  All property in the nature of databases, software programs, computer hardware, source code and object code owned or licensed by Seller or any of its Affiliates.

Schedule 2.02(c)
Assumed Liabilities

The Assumed Liabilities consist of any and all liabilities and obligations of Seller or any of its Affiliates arising from or in connection with any Transferred Asset other than the Excluded Liabilities, including the following liabilities and obligations:

(i) Accounts Payable.  All accrued receipts and accounts payable arising out of the operation or conduct of the Business after the applicable Closing Date;

(ii) Transferred Contract Liabilities.  All liabilities and obligations under the Transferred Contracts (included the Tuttlingen Lease), arising on or after the applicable Closing Date, but excluding (A) those in respect of the Retained Accounts Payable and (B) those arising from a breach by Seller or a Selling Affiliate that occurred prior to the applicable Closing Date (such liabilities and obligations in clauses (A) and (B), the “Retained Contract Liabilities”);

(iii) Taxes and Transfer Taxes.  (A) All Taxes arising out of, relating to or in respect of the Business or the Transferred Assets for all Post-Closing Tax Periods and (B) all Transfer Taxes;

(iv) Asset Ownership.  All liabilities and obligations that relate to, or that arise out of, any Transferred Asset, or that arise out of the ownership by Buyer and its Affiliates of any Transferred Asset or associated with the realization of the benefits of any Transferred Asset, arising on or after the applicable Closing Date;

(v) Product Claims.  Liabilities and obligations arising from or relating to lawsuits or other claims, regardless of when commenced or made and irrespective of the legal theory asserted, arising from or relating to the design, manufacture, testing, advertising, marketing, distribution or sale of the Products, on or after the Principal Closing, including all liabilities and obligations arising from or relating to (A) warranty obligations, (B) infringement, dilution, misappropriation or other violation of IP Rights, (C) alleged or actual hazard or defect in design, manufacture, materials or workmanship, including any failure to warn or alleged or actual breach of express or implied warranty or representation, but excluding any such liabilities and obligations arising from or relating to matters prior to the Principal Closing Date, Products sold prior to the Principal Closing Date or the return after the Principal Closing of any Product sold prior to the Principal Closing (such liabilities and obligations, the “Retained Product Claims”);

(vi) Environmental Liabilities.  All liabilities and obligations exclusively relating to the Business or any Transferred Asset and arising under, based upon, or relating to, any Environmental Law, Environmental Claim or Hazardous Substances, in each case, arising on or after the Principal Closing Date, but excluding any such liabilities and obligations arising prior to the Principal Closing Date (such liabilities and obligations, the “Retained Environmental Claims”);

(vii) Business Claims.  Except as otherwise set forth in this Agreement and except for the matters specifically identified as Excluded Liabilities, all obligations and liabilities in respect of any criminal, civil or administrative suit, action or proceeding, pending or threatened, and claims, whether or not presently asserted, arising out of, relating to or otherwise in any way in respect of the Business or the operation or conduct of the Business on or after the Principal Closing Date, but excluding any such obligations and liabilities arising out of, relating to or otherwise in any way in respect of the Business or the operation or conduct of the Business prior to the Principal Closing Date (such liabilities and obligations, the “Retained Business Claims”);

(viii) Employment Matters.  All employment, labor, compensation and employee benefits related liabilities, obligations, commitments, claims and losses relating to the Transferred Employees (or any dependent or beneficiary of any Transferred Employee) that (A) are incurred on or after 11:59 P.M., local time, on the applicable Closing Date, (B) Buyer or its Affiliates have specifically agreed to assume pursuant to this Agreement or (C) transfer automatically to Buyer or its Affiliates under applicable Law; provided, however, for the avoidance of doubt, other than as required by applicable Law, in no event shall the following be considered Assumed Liabilities as Seller and its Affiliates are retaining all such liabilities and obligations: (i) any employment, labor, compensation or employee benefits related liabilities, obligations, commitments, claims or losses incurred with respect to any Employee of the Business or any dependent thereof on or prior to 11:59 P.M., local time, on the applicable Closing Date or the date on which he or she becomes a Transferred Employee, (ii)  any liabilities, obligations, commitments, claims or losses associated with or related to the Business Employee Benefit Plans or the Listed Plans and (iii) any commissions, compensation, wages, equity or other forms of compensation that are earned or accrued, in whole or in part, prior to the applicable Closing Date;

(ix) Liabilities to Suppliers.  Liabilities and obligations to suppliers or other third parties for materials and services, to the extent relating to the Business, ordered in the ordinary course of business on or prior to the applicable Closing Date, but scheduled to be delivered or provided after the applicable Closing Date; and

(x) Liabilities to Customers.  Liabilities and obligations to customers under purchase orders for Products that have not yet been shipped at the applicable Closing Date.

Schedule 2.02(d)
Excluded Liabilities

The Excluded Liabilities consist of the following liabilities and obligations of Seller or any of its Affiliates:

(i) Accounts Payable.  All accrued receipts and accounts payable arising out of the operation or conduct of the Business before the applicable Closing Date, including but not limited to accrued but unpaid royalties (the “Retained Accounts Payable”);

(ii) Product Claims.  The Retained Product Claims.

(iii) Contract Liabilities.  The Retained Contract Liabilities;

(iv) Environmental Liabilities.  The Retained Environmental Claims.

(v) Business Claims.  The Retained Business Claims.

(vi) Taxes.  All Taxes arising out of, relating to or in respect of the Transferred Assets imposed upon Seller or any of the Selling Affiliates for any Pre-Closing Tax Period;

(vii) Excluded Asset Liabilities.  Each liability, obligation or commitment that relates exclusively to, or that arises exclusively out of, any Excluded Asset, or that arises out of the distribution to, or ownership by, Seller or any of the Selling Affiliates of any Excluded Asset or associated with the realization of the benefits of any Excluded Asset, whether arising before or after the Principal Closing Date; and

(viii) Seller Employee Liabilities.  Liabilities with respect to any current or former employee of Seller or any of its Affiliates, except to the extent otherwise provided for in this Agreement or as required to be assumed pursuant to applicable Law.  For the avoidance of doubt, other than as required by applicable Law, any liabilities or obligations associated with or related to the Business Employee Benefit Plans or the Listed Plans shall be considered Excluded Liabilities as Seller and its Affiliates are retaining all such liabilities and obligations.  Further, other than as required by applicable Law, Seller specifically retains any obligations for commissions, bonuses, equity compensation or other forms of compensation that are accrued or vested, in whole or in part, prior to the applicable Closing Date.

Exhibit A

Active Products
69738	69738 XS NATHANSON RETRACTOR 5MM
73126	ALU CONT 465X280X150 NON-P
73236	ALU CONT 580X280X200 NON-P
111002	CODMAN* CROSSBAR HANDLE
111011	CODMAN* HAND-IMPAC SET II
111015	GIGLI SAW HANDLE LOOP
111016	GIGLI SAW HANDLE SOLID
111019	CODMAN* DOWEL CUT SHAFT
111020	STRULLY SAW HANDLE LOOP
111021	STRULLY SAW HANDLE SOLID
115530	KNIFE HANDLE NO 3
115531	KNIFE HANDLE NO 4
115534	KNIFE HANDLE NO 7
115535	KNIFE HANDLE NO 3L
121006	CODMAN* DRILL GUARD LG
121007	CODMAN* DRILL GUARD CAP
131004	SCOVILLE HOOK 2
131005	SCOVILLE HOOK 3
131008	SCOVILLE BLADE 1 X 2 1/2
131009	SCOVILLE BLADE 2 X 2 1/2
131010	SCOVILLE BLDE 1-1/8 X 2-5/8
131011	SCOVILLE BLADE 1 X 3 1/2
131012	SCOVILLE BLADE 4 PR SHORT
131013	SCOVILLE BLADE 4 PR LONG
131054	TAYLOR BLADE 1 1/2X1 3/4
131055	TAYLOR BLADE 2 X 1 7/8
131056	TAYLOR BLADE 2 1/2X2 1/2
131057	TAYLOR BLADE 2 1/4X3 1/8
131061	MEYERDING BLADE 1" X 2"
131064	SCOVILLE HOOK W/BAR 1 1/2
131065	SCOVILLE HOOK W/BAR 2
131066	SCOVILLE HOOK W/BAR 2 3/4
141000	ADSON DRILL GUIDE
141020	BAILEY SAW GUIDE STR
141021	BAILEY SAW GUIDE CVD
141025	POPPEN SAW GUIDE
141043	CODMAN* GUARD GUIDE SM
141044	CODMAN* GUARD GUIDE LG
151000	CUSHING BURR 10 MM
151001	CUSHING BURR 15 MM
151002	CUSHING BURR 20 MM
151004	MCKENZIE ENLARGING BURR
151005	HUDSON BURR 10MM
151006	HUDSON BURR 14 MM
151007	HUDSON BURR 16 MM
151008	HUDSON BURR 22 MM
181010	DERRICO LAMINA CHISEL
181011	CODMAN* CHISEL STR
181013	CODMAN* CERVICAL CHISEL
181014	CODMAN* PUKA CHISEL NO 1
181015	CODMAN* PUKA CHISEL NO 2
181020	CODMAN* HARMON CHISEL
191016	JONES TOWEL CLAMP
194000	PENNINGTON CLAMP 6"
194001	PENNINGTON CLAMP 8
194004	ADAIR BREAST CLAMP
194012	ROEDER TOWEL CLAMP
194018	MAYO-GUYON KIDNEY CLAMP
194056	ALLEN INTESTINAL CLAMP

194060	DENNIS INTESTINAL CLAMP
194061	MASTERS INTEST CLAMP LG
194062	MASTERS INTEST CLAMP SM
194063	MASTERS-SCHWARTZ LIVER CL
194133	TUBE CLAMPING FCPS
194137	CODMAN*STRLE TWL CLMP/144
194141	CODMAN*NON/STL TOWEL CLMP
194146	PEERS TOWEL CLAMP
195505	HEANEY-BALLANTINE FCPS
195515	BUIE PILE CLAMP
195579	GEMINI CLAMP 5 1/2
195580	GEMINI CLAMP 7
195581	GEMINI CLAMP 8
195582	GEMINI CLAMP 9
195583	GEMINI CLAMP 11
198010	CODMAN* TUBING CLAMP
198025	GREGORY SUTURE CLAMP CVD
198026	GREGORY STAY SUT CL #1
198027	GREGORY STAY SUT CL LG #2
198029	GREGORY STAY SUT CL LG #4
198070	JOHNS HOPKINS BD ST 10MM
198071	JOHNS HOPKINS BD ST 15MM
198080	JOHNS HOPKINS BD CVD 10MM
198090	DIETHRICH BULLDOG 8MM ANG
198091	DIETHRICH BULLDOG 12MM AN
198092	DIETHRICH BULLDOG 8MM STR
198093	DIETHRICH BULLDOG 12MM ST
198094	DIETHRICH BULLDOG 20MM ST
198095	DIETHRICH BULLDOG 20MM AN
198097	DIETHRICH MTEN BDOG AN 12
198099	DIETHRICH MTEN BDOG ST 12
198104	CRAFOORD COARCT CLAMP
198145	MIXTER THORACIC CLAMP 9
198146	MIXTER CLAMP SOFT JAW 11
198147	MIXTER THOR CLAMP 11 1/2
198150	CASTANEDA-MIXTER CL.S-J
198152	JONES THORACIC CLAMP
198167	SAROT BRONCHUS CLAMP LT
198168	SAROT BRONCHUS CLAMP RT
202081	DISSECTOR 1,2 X 200 MM
202082	DISSECTOR 1,5 X 200 MM
202083	DISSECTOR 2,0 X 200 MM
202084	DISSECTOR 1,2 X 260 MM
202085	DISSECTOR 1,5 X 260 MM
202086	DISSECTOR 2,0 X 260 MM
208079	MANIPULATING HOOK SHARP 200MM
208080	MANIPULATING HOOK BLUNT 200MM
211001	CODMAN* INSTRUMENT CASE
211003	SPINAL CURETTE CASE
211006	CODMAN* PLIF II STRLZG CS
211020	CODMAN* OSTEO-GOUGE CASE
211022	SPINAL CURETTE CASE
212500	GOUGE & OSTEOTOME CASE
213000	STERILIZING TRAY SM 10X6.5
213001	STERILIZING TRAY MED
213002	STERILIZING TRAY LG
214002	WIRE INSTRUMENT RACK
214003	RI HOSPITAL INSTR HOLDER
218000	DIETHRICH INSTRUMENT CASE
218005	CODMAN* DILATOR CASE
218010	CASTANEDA INSTRUMENT CASE
218011	HUANG VEIN HOLDER

218015	NOON AV FISTULA CASE
231000	SCOVILLE CURETTE STR
231001	SCOVILLE CURETTE LAT
231002	SCOVILLE CURETTE ANG
231013	CONE RING CURETTE STR #1
231014	CONE RING CURETTE STR #2
231015	CONE RING CURETTE STR #3
231016	CONE RING CURETTE ANG #1
231017	CONE RING CURETTE ANG #2
231018	CONE RING CURETTE ANG #3
231020	CODMAN* CONE CURETTE 5D
231021	CODMAN* CONE CURETTE 30D
231035	SEMMES CURETTE NO 1
231036	SEMMES CURETTE NO 2
231041	SPINAL CURETTE ST 8,000
231042	SPINAL CURETTE ST 8,00
231043	SPINAL CURETTE ST8,0
231044	SPINAL CURETTE ST 8,1
231045	SPINAL CURETTE ST 8,2
231046	SPINAL CURETTE ST 8,3
231047	SPINAL CURETTE ST 8,4
231048	SPINAL CURETTE ST 8,5
231049	SPINAL CURETTE ST 8,6
231051	SPINAL CURETTE ANG 8,000
231052	SPINAL CURETTE ANG 8,00
231053	SPINAL CURETTE ANG 8,0
231054	SPINAL CURETTE ANG 8,1
231055	SPINAL CURETTE ANG 8,2
231056	SPINAL CURETTE ANG 8,3
231057	SPINAL CURETTE ANG 8,4
231058	SPINAL CURETTE ANG 8,5
231059	SPINAL CURETTE ANG 8,6
231061	SPINAL CURETTE STR 9,000
231062	SPINAL CURETTE STR 9,00
231063	SPINAL CURETTE STR 9,0
231064	SPINAL CURETTE STR 9,1
231065	SPINAL CURETTE STR 9,2
231066	SPINAL CURETTE STR 9,3
231067	SPINAL CURETTE STR 9,4
231068	SPINAL CURETTE STR 9,5
231069	SPINAL CURETTE STR 9,6
231081	SPINAL CURETTE STR 11,000
231082	SPINAL CURETTE STR 11,00
231083	SPINAL CURETTE STR 11,0
231084	SPINAL CURETTE STR 11,1
231085	SPINAL CURETTE STR 11,2
231086	SPINAL CURETTE STR 11,3
231087	SPINAL CURETTE STR 11,4
231088	SPINAL CURETTE STR 11,5
231089	SPINAL CURETTE STR 11,6
231130	EPSTEIN CURETTE 000
231131	EPSTEIN CURETTE 00
231132	EPSTEIN CURETTE 0
232570	COBB CURETTE 000
232571	COBB CURETTE 00
232572	COBB CURETTE 0
232573	COBB CURETTE NO 1
232574	COBB CURETTE NO 2
232575	COBB CURETTE NO 3
232576	COBB CURETTE NO 4
232577	COBB CURETTE NO 5
232578	COBB CURETTE NO 6

235500	THOMAS UTERINE CURETTE 1
235501	THOMAS UTERINE CURETTE 2
235502	THOMAS UTERINE CURETTE 3
235503	THOMAS UTERINE CURETTE 4
235504	THOMAS UTERINE CURETTE 5
235505	THOMAS UTERINE CURETTE 6
235532	SIMS UTERINE CURETTE #00
235533	SIMS UTERINE CURETTE #0
235534	SIMS UTERINE CURETTE 1
235535	SIMS UTERINE CURETTE 2
235536	SIMS UTERINE CURETTE 3
235537	SIMS UTERINE CURETTE 4
235538	SIMS UTERINE CURETTE 5
235539	SIMS UTERINE CURETTE 6
235541	SIMS 1-PIECE CURETTE 1
235542	SIMS 1-PIECE CURETTE 2
235543	SIMS 1-PIECE CURETTE 3
235544	SIMS 1-PIECE CURETTE 4
235545	SIMS 1-PIECE CURETTE 5
235546	SIMS 1-PIECE CURETTE 6
235574	MOD YOUNGE CURETTE
235599	DUNCAN BIOPSY CURETTE
235608	MEIGS UTER CURETTE SERR
235670	HEANEY BIOPSY CURETTE
236535	BUCK EAR CURETTE SHARP 00
236536	BUCK EAR CURETTE SHARP 0
236537	BUCK EAR CURETTE SHARP #1
236538	BUCK EAR CURETTE SHARP #2
236539	BUCK EAR CURETTE SHARP #3
236560	BUCK EAR CURETTE BLUNT 00
236561	BUCK EAR CURETTE BLUNT 0
236562	BUCK EAR CURETTE BLUNT #1
236563	BUCK EAR CURETTE BLUNT #2
236564	BUCK EAR CURETTE BLUNT #3
236760	BARNHILL ADENOID CURET 0
236761	BARNHILL ADENOID CURET 1
236762	BARNHILL ADENOID CURET 2
236763	BARNHILL ADENOID CURET 3
236764	BARNHILL ADENOID CURET 4
242500	CRAIG VERT BIOPSY SET
242501	CRAIG VERTEBRAL BODY BIOPSY CA
242502	CRAIG VERTEBRAL BODY BIOPSY SH
242503	CRAIG VERTEBRAL BODY BIOPSY ST
242504	CRAIG VERTEBRAL BODY BIOPSY TO
242505	CRAIG VERTEBRAL BODY BIOPSY SH
242506	CRAIG VERTEBRAL BODY BIOPSY NE
242507	CRAIG VERTEBRAL BODY BIOPSY NE
242508	CRAIG VERTEBRAL BODY BIOPSY CA
242509	CRAIG VERTEBRAL BODY BIOPSY SO
242510	CRAIG VERT BIOPSY CASE
245462	BULK COLLINS RADIOPARENT
245500	BULK SECTO PEANUT DISSECT
245501	BULK SECTO KITTNER DISS
245502	BULK SECTO CHERRY DISS
245511	BUCK TONSIL MED SECTO*
245512	BULK TONSIL LG SECTO*
245521	BULK CODMAN SKIN MARKER
254000	TROUSSEAU TRACH DILATOR
254002	DELABORDE TRACH DILATOR
254005	BAKES C DUCT DILATOR SET
255525	HEGAR UTER DILATOR 1/2
255526	HEGAR UTER DILATOR 3/4

255527	HEGAR UTER DILATOR 5/6
255528	HEGAR UTER DILATOR 7/8
255529	HEGAR UTER DILATOR 9/10
255530	HEGAR UTER DILATOR 11/12
255531	HEGAR UTER DILATOR 13/14
255532	HEGAR UTER DILATOR 15/16
255533	HEGAR UTER DILATOR 17/18
255536	HEGAR UTER DILATOR SET 8
255540	HANKS UTER DILATOR 9/10
255541	HANKS UTER DILATOR 11/12
255542	HANKS UTER DILATOR 13/14
255543	HANKS UTER DILATOR 15/16
255544	HANKS UTER DILATOR 17/18
255545	HANKS UTER DILATOR 19/20
255549	HANKS UTER DILATOR SET 6
255550	PRATT UTER. DILATOR SET 8
255551	PRATT UTER. DILATOR 13/15
255552	PRATT UTER. DILATOR 17/19
255553	PRATT UTER. DILATOR 21/23
255554	PRATT UTER. DILATOR 25/27
255555	PRATT UTER. DILATOR 29/31
255556	PRATT UTER. DILATOR 33/35
255557	PRATT UTER. DILATOR 37/39
255558	PRATT UTER DILATOR, 41/43
255569	TROUSSEAU TRACHEAL DILATOR
258009	MYOCARDIAL DILATOR
258015	GARRETT DILATOR SET 8 1/4
258016	GARRETT DILAT 1.0MM 8 1/4
258017	GARRETT DILAT 1.5MM 8 1/4
258018	GARRETT DILAT 2.0MM 8 1/4
258019	GARRETT DILAT 2.5MM 8 1/4
258020	GARRETT DILAT 3.0MM 8 1/4
258021	GARRETT DILAT 3.5MM 8 1/4
258022	GARRETT DILAT 4.0MM 8 1/4
258023	GARRETT DILAT 4.5MM 8 1/4
258024	GARRETT DILAT 5.0MM 8 1/4
258035	GARRETT DILATOR SET 5 1/2
258036	GARRETT DILAT 1.0MM 5 1/2
258037	GARRETT DILAT 1.5MM 5 1/2
258038	GARRETT DILAT 2.0MM 5 1/2
258039	GARRETT DILAT 2.5MM 5 1/2
258040	GARRETT DILAT 3.0MM 5 1/2
258041	GARRETT DILAT 3.5MM 5 1/2
258042	GARRETT DILAT 4.0MM 5 1/2
258043	GARRETT DILAT 4.5MM 5 1/2
258044	GARRETT DILAT 5.0MM 5 1/2
261000	CUSHING PERF DRILL 3/8
261001	CUSHING PERF DRILL 1/2
261002	CUSHING PERF DRILL 5/8
261004	MCKENZIE PERF DRILL 1/2
261006	DERRICO PERF DRILL 5/8
261008	RANEY PERF DRILL 1/2
261041	HUDSON BRACE SNAP-LOCK
261075	HUDSON CRANIAL DRILL SET
261080	BUNNELL HAND DRILL
261181	MATHEWS DRILL POINT .234
261265	CODMAN* CERV DRILL TIP 10
261266	CODMAN* CERV DRILL TIP 12
261267	CODMAN* CERV DRILL TIP 14
261268	CODMAN* CERV DRILL TIP 16
265007	CODMAN* AIR HOSE 10 FT
265026	CODMAN* LUBRICANT

267003	STERN SAW STERILZG CASE
267004	CODMAN*STERN SAW FTPLATE
267005	CODMAN*AIR STERNUM SAW ST
267006	CODMAN* AIR STERN HAND PC
267010	STERNUM SAW BLD DISP 5PK
281000	CODMAN* GRAFT IMPACTOR
281001	CODMAN* DRILL SHAFT SM
281002	CODMAN* DRILL SHAFT LG
281003	CODMAN* HOLDER-IMPACTOR
284008	BUNTS FORCEPS HOLDER
284010	WEISENBACH FCPS HOLDER 6
284011	WEISENBACH FCPS HOLDER 12
291001	FRAZIER CAUTERY CORD
291002	BUCY-FRAZIER CORD
291003	FRAZIER CORD W/CSV PLUG
301000	ADSON HYPOPH FCPS STR
301010	ADSON HEMOSTATIC FCPS STR
301011	ADSON HEMOSTATIC FCPS CVD
301115	HOEN SCALP HEMOSTAT
301117	BRIGHAM TUMOR FCPS
301129	BONNEY TISSUE FCPS
301132	FERRIS SMITH TISSUE FCPS
301140	CUSHING TISS FCP SERR HND
301142	CUSHING TISS FCPS GUTSCH
301143	CUSHING TISS FCPS XFINE
301145	CUSHING TISSUE FCPS 7-3/4
301146	CUSH BAY TISS FCPS 7 1/4
301147	CUSH BAY TISS FCPS 7 3/4
301150	CUSH DRESS FCPS SERR HAND
301151	CUSHING DRESS FCPS GUTSCH
301152	CUSHING DRESS FCPS X-FINE
301154	CUSHING DRESS FCPS 8
301155	CUSH BAY DRESS FCP 7 1/4
301156	CUSH BAY DRESS FCP 7 3/4
301160	JANSEN BAY DRESS FCPS
301161	JANSEN BAY MONO FCPS INS
301165	HOEN BAY DRESS FCPS
301166	HOEN BAY TISS FCPS
301170	SEMKEN TISSUE FCPS 1X2 5
301172	BRAIN TISSUE FCPS 1X2
301180	SEMKEN DRESSING FCPS 5
301185	ADSON DRESSING FCPS 5
301186	ADSON TISSUE FCPS 1X2 5
301187	ADSON TISSUE FCPS 2X3 5
301188	ADSON TISSUE FCPS 2X3 7
301189	ADSON-BROWN TISSUE FCPS
301190	ADSON DRESSING FCPS 7
301191	ADSON BAY DRESSING FCPS
301194	PENFIELD WATCHMAKER FCPS
301201	DERRICO BAY TISSUE FCPS
301203	DERRICO BAY DRESSING FCPS
301204	DERRICO PITUITARY FCPS
301205	HARDY*BAY DRESSING FCPS
301205	HARDY DRESSING FORCEPS SMOOTH
301210	GERALD TISSUE FCPS
301213	GERALD BAY TISSUE FCPS
301214	GERALD DRESSING FCPS
301216	GERALD BAY DRESSING FCPS
301228	LIGAMENTUM FLAVUM FCPS
301230	HOEN ANGULAR FCPS
301243	DAVIS BAY MONO FCPS INS
301257	CUSHING BAY MONO FCPS INS

301280	LORE SUCT TUBE HOLD FCPS
301290	RUSKIN BONE CUT FCPS STR
301295	STILLE-LIST BONE FCPS STR
301296	STILLE-LIST BONE FCPS CVD
301298	HORSLEY BONE CUTTING FCPS
301310	LISTON BONE FCP STR 5 1/2
301360	RAIMONDI SCALP FCPS 1X2
302540	CARROLL TENDON PULL FCPS
304008	SKILLMAN FCPS STR 5
304009	SKILLMAN FCPS CVD 5
304020	LAHEY FCPS STR 5 1/2
304021	LAHEY FCPS CVD 5 3/4
304035	COLLER FCPS CVD 6 1/4
304039	HALSTED FCPS CVD 7
304066	ROCH-OCH FCPS STR 9
304067	ROCH-OCH FCPS CVD 9
304080	MIXTER GB FCPS CVD 6 1/4
304081	MIXTER GB FCPS CVD 7 1/4
304088	LAHEY GOITRE TENACULUM
304095	PRATT-SMITH T FCPS
304105	HALSTED FCPS STR 1X2 5
304106	HALSTED FCPS CVD 1X2 5
304133	DRESSING FCPS 5
304134	DRESSING FCPS 5 1/2
304135	DRESSING FCPS 6
304137	DRESSING FCPS 8
304138	DRESSING FCPS 10
304139	DRESSING FCPS 12
304151	TISSUE FCPS 1X2 5
304152	TISSUE FCPS 1X2 5 1/2
304153	TISSUE FCPS 1X2 6
304155	TISSUE FCPS 1X2 8
304156	TISSUE FCPS 1X2 10
304157	TISSUE FCPS 1X2 12
304161	TISSUE FCPS 2X3 5 1/2
304200	BROWN TISSUE FCPS 6
304201	BROWN TISSUE FCPS 8
304202	BROWN TISSUE FCPS 10
304208	CHILDRENS HOSP DRESS FCPS
304214	DELIC ADSON DRESS FCPS
304215	EWALD-HUDSON DRESS FCPS
304216	EWALD-HUDSON TISSUE FCPS
304218	DELIC ADSON TISS FCPS 1X2
304220	RUSSIAN TISSUE FCPS 6
304221	RUSSIAN TISSUE FCPS 7 3/4
304222	RUSSIAN TISSUE FCPS 10
304230	MARTIN TISSUE FCPS 6
304231	MARTIN TISSUE FCPS 7
304239	BRIGHAM TISSUE FCPS
304255	WALTER SPLINTER FCPS
304258	VIRTUS SPLINTER FCPS
304290	SCHNIDT HEMO FCPS FULLCVD
304291	SCHNIDT HEMO FCPS HALFCVD
304295	MOYNIHAN GALL DUCT FCPS
304297	JOHNS HOPKINS GB FCPS
304300	KOCHER INTEST FCPS STR
304305	DOYEN INTESTINAL FCPS STR
304306	DOYEN INTESTINAL FCPS CVD
304330	COLLIN TONGUE FCPS
304340	MAGILL CATHETER FCPS
304462	DELIC PEAN FCPS CVD 5 1/2
304464	DELIC ADSON HEMO FCPS CVD

304465	DELIC BABCOCK FCPS 5 1/2
304466	DELIC ALLIS TISSUE FCPS
304467	DELIC CRILE FCP STR 5 1/2
304468	DELIC CRILE FCP CVD 5 1/2
304470	DELIC MOSQUITO FCPS CVD 6
304471	DELIC MOSQ FCPS STR 4"
304472	DELIC MOSQ FCPS CVD 3 7/8
304473	DELIC MOSQ FCPS STR 4 3/4
304474	DELIC MOSQ FCPS CVD 5"
304485	DELIC MIXTER FCPS 5 1/2
304490	DELIC KOCH FCPS STR 5 1/2
304491	DELIC KOCH FCPS CVD 5 1/2
304492	DELIC GEMINI 7 1/4 80 D
304493	DELI RT ANG CLAMP 5-1/4
304494	DELI RT ANG CLAMP 7
304500	LAHEY GALL DUCT FCP 7 1/2
304501	LAHEY GALL D FCPS CROSS
304502	LAHEY GALL DUCT FCP 8 3/4
304510	RANDALL KIDNEY FCPS NO 1
304511	RANDALL KIDNEY FCPS NO 2
304512	RANDALL KIDNEY FCPS NO 3
304513	RANDALL KIDNEY FCPS NO 4
304517	SINGLEY INTESTINAL FCPS
304535	LOCKWOOD-ALLIS TISS FCPS
304542	ALLIS-ADAIR TISSUE FCPS 6
304554	THOMS-ALLIS TISSUE FCPS
304563	ROCHESTER-PEAN FCPS STR 9
304565	ROCHESTER-PEAN FCPS CVD 9
304573	ROCHESTER-PEAN FCP CVD 10
304652	VARCO GB FCPS SLIGHT CVD
304700	BRIDGE DEEP SURG FCPS CVD
304701	MEEKER DEEP SURG FCPS
304856	DECKER MICRO ALLIGAT FCPS
305525	HEANEY HYST FCPS LT SING
305526	HEANEY HYST FCPS HVY SING
305527	HEANEY HYST FCPS HVY DBLE
305529	HEANEY-KANTER HYSTER FCPS
305536	PHANEUF UTER ART FCPS ANG
305561	BOZEMAN DRESSING FCPS CVD
305570	BLI CERVIX GRASPING FCPS
305580	SCHROEDER UTER TENACULUM
305595	SCHROEDER UTER VULSELLUM
305604	MGH UTERINE VULSELLUM
305605	JACOBS UTERINE VULSELLUM
305615	TEALE UTERINE VULSELLUM
305640	LAUFE UTERINE POLYP FCPS
305655	SIMPSON OB FCPS SHORT
305656	SIMPSON OB FCPS LONG
305668	MCLEAN-TUCKER OB FCPS
305671	KIELLAND OB FCPS
305675	LUIKART OB FCPS
305695	KELLY PLACENTA FCPS 12 1/2"
305800	HEANEY-REZEK HYSTER FCPS
305801	BALLENTINE HYSTER FCPS
305825	MOD YOUNGE BIOPSY FCPS
306520	EYE DRESSING FCPS STR
306524	EYE DRESSING FCPS CVD
306530	IRIS FCPS STR 1X2
306532	IRIS FCPS CVD 1X2
306555	BISHOP HARMAN IRIS FCPS
306556	BISH HARMAN IRIS FCPS DEL
306557	BISHOP HARMAN DRESS FCPS

306585	VON GRAEFE FIXATION FCPS
306695	NUGENT UTIL FCPS SMOOTH
306712	JEWELERS FCPS 3 4-3/4
306713	JEWELERS FCPS 3C 4-3/8
306714	JEWELERS FCPS 4 4-3/8
306715	JEWELERS FCPS 5 4-5/16"
306717	JEWELERS FCPS CVD #7
306898	LUCAE EAR FCPS
306951	HARTMANN EAR FCPS 3 1/2
306995	JANSEN DRESS FCPS 6 1/2
307150	JANSEN-MIDDLETON FCPS SOL
307315	WHITE TONSIL SEIZE FCPS 7
308002	COMB NDLE HLDR FCPS 5 1/2
308014	REUL CORONARY FCPS
308015	DAICOFF VASC NDLE PUL FCP
308016	HEISS ARTERY FCPS
308018	VANDERBILT UN VESSEL FCPS
308020	POTTS-SMITH DRESS FCPS 7
308021	P-SMITH DRESS FCPS 8 1/4
308022	P-SMITH DRESS FCPS 9 1/2
308023	POTTS-SMITH TISS FCPS 7
308024	P-SMITH TISS FCPS 8 1/4
308049	HARRINGTON CLAMP FCPS RA
308051	HARRINGTON-MIXTER CLAMP
308056	SEMB FCPS ACUTE CURVE
308059	SAROT ARTERY FCPS
308065	MOD COLLIER CLMP
308070	RUMEL THORACIC FCPS NO 1
308072	RUMEL THORACIC FCPS NO 3
308073	RUMEL THORACIC FCPS NO 4
308082	THORACIC FCPS CVD 9 1/2
308085	WILLAUER-ALLIS TISS FCPS
308090	ROCH-OCHSNER FCPS STR 10
308091	ROCH-OCHSNER FCPS CVD 10
308092	CARMALT THOR FCPS CVD 12
308093	PEAN THORACIC FCPS CVD 12
308095	DUVAL LUNG FCPS 1 X 7 3/4
308112	MAYO-RUSSIAN TISSUE FCPS
308122	POTTS-SMITH DRESS FCPS 12
308123	POTTS-SMITH TISS FCPS 12
308131	DEBAK-DIET VASC FCP 6
308132	DEBAK-DIET VASC FCP 7 3/4
308133	DEBAK-DIET VASC FCP 9 1/2
308400	D-L FCP STR FI TIP 6
308401	D-L FCP STR REG TIP 6
308402	D-L FCP STR FI TIP 7 3/4
308403	D-L FCP STR REG TIP 7 3/4
308404	D-L FCP STR FI TIP 9 1/2
308405	D-L FCP STR REG TIP 9 1/2
308500	CASTANEDA FCPS 6 T1
309000	CASTANEDA MP CLAMP 30D
309001	CASTANEDA MP CLAMP 50D
309002	CASTANEDA SPOON CLAMP
309003	CASTANEDA ANAS CLMP 1.5CM
309004	CASTANEDA ANAS CLMP 1.8CM
309005	CASTANEDA ANAS CLMP 2.2CM
309006	CASTANEDA MP CLAMP 90D
309007	CASTANEDA SUT TAG FCPS #1
309008	CASTANEDA SUT TAG FCPS #2
309009	CASTANEDA SUT TAG FCPS #3
309010	CASTANEDA SUT TAG FCPS #4
309011	CASTANEDA MP CLAMP STR

309025	CASTANEDA INSTRUMENT KIT
322000	CODMAN* GOUGE STR 1/4
322001	CODMAN* GOUGE STR 3/8
322002	CODMAN* GOUGE STR 1/2
322003	CODMAN* GOUGE STR 5/8
322004	CODMAN* GOUGE STR 3/4
322005	CODMAN* GOUGE STR 1
322006	CODMAN* GOUGE STR 1 1/4
322010	CODMAN* GOUGE CVD 1/4
322011	CODMAN* GOUGE CVD 3/8
322012	CODMAN* GOUGE CVD 1/2
322013	CODMAN* GOUGE CVD 5/8
322014	CODMAN* GOUGE CVD 3/4
322015	CODMAN* GOUGE CVD 1
322016	CODMAN* GOUGE CVD 1 1/4
322540	S-P GOUGE STR 1/4
322541	S-P GOUGE STR 3/8
322542	S-P GOUGE STR 1/2
322543	S-P GOUGE STR 5/8
322544	S-P GOUGE STR 3/4
322545	S-P GOUGE STR 1
322546	S-P GOUGE STR 1 1/4
322550	S-P GOUGE CVD 1/4
322551	S-P GOUGE CVD 3/8
322552	S-P GOUGE CVD 1/2
322553	S-P GOUGE CVD 5/8
322554	S-P GOUGE CVD 3/4
322555	S-P GOUGE CVD 1
322556	S-P GOUGE CVD 1 1/4
322660	COBB GOUGE STR
322661	COBB GOUGE LESSER CURVE
322662	COBB GOUGE FULL CURVE
322663	COBB GOUGE REVERSE CURVE
323301	EMSSBSN 12OZ 8 1/8X3 5/8X1 5/8
323302	EMSSBSN 26OZ 9 7/8X4 1/2X2 1/8
323304	SPONGE BOWL 12 OZ
323310	MEDICINE CUP 2 OZ
323311	IODINE CUP 6 OZ
323313	CDMN LEAD HND, ADLT, MALLEABLE
323330	MALLET HEATH 2LBS 908 GRAMS
323335	UTILITY PLIERS TIP 10MM 7 3/4"
323337	HEAVY DUTY LOCK PLIERS 8"
323339	CODMAN PLIERS, NEEDLE NOSE
323341	CDMN WR CTTRS TNGSTN CRBDE INS
323345	CDMN STRLZTN RCK 30.5CMX 7.6CM
323346	CDMN STRLZTN RCK 15CMX 8 CM
323347	CDMN STRLZTN RCK 20CMX 8CM
323348	CDMN STRLZTN RCK 25CMX 8CM
323360	CDMN BARCTC SCTN TBE, SHRT
323361	CDMN BARCTC SCTN TBE, LONG
323362	CDMN SCTN TBE BRCTRC YANKAUER
323371	DBL ACT SIDE CUT STRGHT JAW
323372	DBL ACT SIDE CUT ANGLED JAW
323373	DBL ACT SIDE CUT ANGLED JAW
323400	CDMN CURTTE BRNS 000 CUP 3.2MM
323401	CDMN CURTTE BRUNS 00 CUP 3.4MM
323402	CDMN CURTTE BRUNS 0 CUP 3.7MM
323403	CDMN CURTTE BRUNS 1 CUP 4.7MM
323404	CDMN CURTTE BRUNS 2 CUP 5.7MM
323405	CDMN CURTTE BRUNS 3 CUP 7.0MM
323406	CDMN CURTTE BRUNS 4 CUP 8.4MM
323407	CDMN CURTTE BRUNS 5 CUP 8.9MM

323408	CDMN CURTTE BRUNS 6 CUP 10.2MM
323410	CASPER SQ HNDL 4MM TIP
323411	CASPER SQ HNDL 5MM TIP
323420	PERIOSTEAL ELEVATOR MOLT #9
323422	CDMN BONE HOOK (SHARP, LARGE)
323423	BONE HOOK HVY DTY MODEL SHRP
323424	CDMN BONE HOOK (BLNT, HVY DTY)
323425	CDMN BONE HOOK (SHRP, HVY DTY)
323426	SPURLING RNGR 40 DEG UP 3MM
323430	CDMN OSTETME HKE CRV BLD W3MM
323431	CDMN OSTETME HKE CRV BLD W6MM
323432	CDMN OSTETME HKE CRV BLD W13MM
323433	OSTEOTM BLD HOKE CVD 10MM WDTH
323434	OSTEOTM BLD HOKE CVD 16MM WDTH
323435	CDMN OSTETME HKE STR BLD W6MM
323436	CDMN OSTETME HKE STR BLD W10MM
323437	CDMN OSTETME HKE STR BLD W13MM
323438	CDMN OSTETME HKE STR BLD W16MM
323439	OSTEOTM BLD HOKE STRT 3MM WDTH
323445	MILLER DBL END RASP 7.25"
323453	CDMN TMP RND CRSS SRRTD TP 5MM
323454	CDMN TMP RND CRSS SRRTD TP 6MM
323470	CDMN CRTTE BRNS 0000 CP 3MM ST
323471	CDMN CRTT BRNS 000 CP 3.2MM ST
323472	CDMN CRTTE BRNS 00 CP 3.4MM ST
323473	CDMN CRTTE BRNS 0 CP 3.7MM STR
323474	CDMN CRTTE BRNS 1 CP 4.7MM STR
323475	CDMN CRTTE BRNS 2 CP 5.7MM STR
323476	CDMN CRTTE BRNS 3 CP 7.0MM STR
323477	CDMN CRTTE BRNS 4 CP 8.4MM STR
323478	CDMN CRTTE BRNS 5 CP 8.9MM STR
323479	CDMN CRTTE BRNS 6 CP 10.2MM ST
323480	CDMN CRTTE BRNS 0000 CP 3MM FW
323481	CDMN CRTT BRNS 000 CP 3.3MM FW
323482	CDMN CRTTE BRNS 00 CP 3.9MM FW
323483	CDMN CRTTE BRNS 0 CP 4.5MM FWD
323484	CDMN CRTTE BRNS 1 CP 5.3MM FWD
323485	CDMN CRTTE BRNS 2 CP 6.0MM FWD
323486	CDMN CRTTE BRNS 3 CP 7.2MM FWD
323487	CDMN CRTTE BRNS 4 CP 8.2MM FWD
323488	CDMN CRTTE BRNS 5 CP 9.8MM FWD
323489	CDMN CRTTE BRNS 6 CP 12.5MM FW
323490	BRUNS 0000 RVRS ANGL 9" 22.9CM
323491	BRUNS 000 RVRS ANGL 9" 22.9CM
323492	BRUNS 00 RVRS ANGL 9" 22.9CM
323493	BRUNS 0 RVRS ANGL 9" 22.9CM
323494	BRUNS 1 RVRS ANGL 9" 22.9CM
323495	BRUNS 2 RVRS ANGL 9" 22.9CM
323496	BRUNS 3 RVRS ANGL 9" 22.9CM
323497	BRUNS 4 RVRS ANGL 9" 22.9CM
323498	BRUNS 5 RVRS ANGL 9" 22.9CM
323499	BRUNS 6 RVRS ANGL 9" 22.9CM
323504	AORTIC ANRYSM CLP DBKY 11 3/4"
323512	TUB CLMP FCP W GRD FOR 1CM TUB
323514	TUBE CLMP FCP W GRD 2.2CM TUBE
323530	TISS GRLDDBKY 1MM TIP 7"17.5CM
323531	GERALD TISS FCPS 1MM TIP 7"
323532	GERALD TISS FCPS 1MM TIP 10"
323539	ROCH-OCHS BRTRC FCPS STR 14"
323540	BARIATRIC SPG FCP 14" 355MM
323541	CDMN BRTRC THMB FCPS JAW 3.4MM
323542	BARIATRIC TISSUE FCP 14" 355MM

323543	BARITRC RUSS TISSUE FCP 14"
323544	BARITRC TISSUEFCP BAB 12"305MM
323545	BARITRC TISSUEFCP BAB 14"355MM
323546	BARI TISSUEFCP GEM 14" 355MM
323547	BARI FCP ALLS WILLUER 14"355MM
323548	ARTERY FCPS SAROT 14" 355MM
323549	BARI TISS FCP DBKY CVD14"355MM
323550	BARI TMB THOR FCP DBKY14"355MM
323551	BRTRC RT ANG FCPS 12 1/4"
323552	BARI HRNGTN RHT ANG 14" 355MM
323557	CDMN TSS FCPS NSLP RDTP L10"
323558	TISS FCP GRLD 1X2 TEETH 9.25"
323559	TISS GRLD SRRTED 9.25" 23.5CM
323576	CDMN SCSSRS STRT LNGTH 31.1CM
323578	CDMN DSSCTNG SCSRS CVD L21.6CM
323585	CDMN SCSRS PTSTNTMY CVD 15.2CM
323592	CDMN BRCTRC STRT LGTH 356MM
323593	CDMN BRCTRC CRVD LGTH 356MM
323594	CDMN SCSRS BRTRC MTZ CVD 311MM
323595	CDMN SCSRS BRTRC MTZ CVD 355MM
323596	CDMN SCSRS BRTRC MTZ CVD SPRCT
323607	CDMN VGNL RTRCTR BLD 7CMX3.2CM
323610	CDMN VGNL RTRCTR BLD 8CMX3.2CM
323615	CDMN RTRCTR ZLKND 12"X3" WIDE
323628	RET BLD 11.5 X 2 3/8 78X140MM
323633	CDMN RTRCTR BRTRC L280MM
323634	CDMN RTRCTR BRTRC L355MM
323635	BARIATRIC RETRACTOR DEAVER
323652	RETRACTOR SET HENLY
323656	RET HNLY CTR BLD LENGTH 32MM
323657	RET BLADE HENLY L/R L25MM
323658	RET BLADE HENLY L/R L51MM
323659	RET BLADE HENLY L/R L76MM
323660	RETRACTOR SET SOFIELD 6/SET
323661	RETR BLDE SOFIELD 223MMX19.5MM
323662	RETR BLDE SOFIELD 220MMX19.5MM
323663	RETR BLDE SOFIELD 213MMX16.5MM
323664	RETR BLDE SOFIELD 207MMX16.5MM
323665	RETR BLDE SOFIELD 201MMX13.5MM
323666	RETR BLDE SOFIELD 195MMX13.5MM
323667	RETRACTOR CLIP SOFIELD
323668	RET SET DRIVER CASPAR
323685	CRILE WD BARI NH TC INSRT 14"
323686	MAYO HGR BARI NH TC INSRT 14"
323687	HEANEY BARI NDLHLDR CV SERR 14
323707	RHTN MERZ 50 DEG ANGL 10FR13CM
323709	RHTN MERZ CVD UP 7FR 13CM
323714	RHTN-MRZ SCTN TB 10FR STR 8.5
323718	BARON 50 DEG ANGL 7 FR 7.5CM
323721	SCTN TB 50 DEG ANGL 7FR 10CM
323722	SCTN TB 50 DEG ANGL 10FR 10CM
323723	RHTN MERZ 50 DEG ANG 12FR 10CM
323900	HALSTED FCP STR 3 1/2"
323901	HALSTED FCP CVD 3 1/2"
324000	HALSTED MOSQ FCP STR 5"
324001	HALSTED MOSQ FCP CVD 5"
324011	PROVIDENCE HOSP FCP CVD
324020	KELLY FCP STR 5 1/2"
324021	KELLY FCP CVD 5 1/2"
324030	CRILE FCP STR 5 1/2"
324031	CRILE FCP CVD 5 1/2"
324040	CRILE FCP STR 6 1/4

324041	CRILE FCP CVD 6 1/4"
324043	BARNES-CRILE FCP CVD
324050	RANKIN FCP STR 6 1/4"
324051	RANKIN FCP CVD 6 1/4"
324061	ROCH-PEAN FCP CVD 5 1/2"
324070	ROCH-PEAN FCP STR 6 1/4"
324071	ROCH-PEAN FCP CVD 6 1/2"
324080	ROCH-PEAN FCP STR 7 1/4"
324081	ROCH-PEAN FCP CVD 7 1/4"
324090	ROCH-PEAN FCP STR 8"
324091	ROCH-PEAN FCP CVD 8"
324100	KOCHER FCP STR 5 1/2"
324110	ROCH-PCHS FCP STR 6 1/4"
324111	ROCH-OCHS FCP CVD 6 1/4"
324120	ROCH-OCHS FCP STR 7 1/4"
324121	ROCH-OCHS FCP CVD 7 1/4"
324130	ROCH-OCHS FCP STR 8"
324131	ROCH-OCHS FCP CVD 8"
324141	ROCH-CARM FCP CVD 6 1/2"
324151	ROCH-CARM FCP CVD 8"
324160	DANDY SCALP FCP SERR
324161	DANDY SCALP FCP 1X2
325000	BACKHAUS TOWEL CLMP 3 1/2
325005	BACKHAUS TOWEL CLMP 5 1/2
325015	EDNA TOWEL CLAMP 5 1/2"
325016	EDNA TOWEL CLAMP 3 1/2"
326010	SPONGE FCP STR SERR 7"
326011	SPONGE FCP CVD SERR 7"
326030	SPONGE FCP STR SERR 9"
326031	SPONGE FCP CVD SERR 9"
327000	ALLIS TISSUE FCP 4X5, 6"
327001	ALLIS TISSUE FCP 5X6, 6"
327010	ALLIS TISSUE FCP 7 1/2
327020	BABCOCK TISSUE FCP 6 1/4
327025	BABCOCK TISSUE FCP 8 1/4
327030	BABCOCK TISSUE FCPS 9 1/2
333900	HALSTED FCPS STR 3 3/4
333901	HALSTED FCPS CVD 3 1/2
334000	HALSTED MOSQ FCPS STR 5
334001	HALSTED MOSQ FCPS CVD 5
334011	PROVIDENCE HOSP
334020	KELLY FCPS STR 5 1/2
334021	KELLY FCPS CVD 5 1/2
334030	CRILE FCPS STR 5 1/2
334031	CRILE FCPS CVD 5 1/2
334040	CRILE FCPS STR 6 1/4
334041	CRILE FCPS CVD 6 1/4
334043	BARNES-CRILE CVD 6 1/4
334050	RANKIN FCPS STR
334051	RANKIN FCPS CVD 6 1/4
334061	ROCH-PEAN FCPS
334070	ROCH-PEAN FCPS STR 6 1/4
334071	ROCH-PEAN FCPS CVD 6 1/4
334080	ROCH-OCHS FCPS STR 7 1/4
334081	ROCH-PEAN FCPS CVD 7 1/4
334090	ROCH-PEAN FCPS STR 8
334091	ROCH-PEAN FCPS CVD 8
334100	KOCHER FCPS STR 5 1/2
334110	ROCH-OCHS FCPS STR 6 1/4
334111	ROCH-OCHS FCPS CVD 6 1/4
334120	ROCH-OCHS FCPS STR 7 1/4
334121	ROCH-OCHS FCP CVD 7 1/4" - 1/2

334130	ROCH-OCHS FCPS STR 8
334131	ROCH OCHS FCPS CVD 8
334141	ROCH-CARM FCPS CVD 6 1/4
334151	ROCH-CARM FCPS CVD 8
334160	DANDY SCALP FCPS SERR
334161	DANDY SCALP FCPS 1X2
335000	BACKHAUS TOWEL CLAMP 3 1/2
335005	BACKHAUS CLAMP 5 1/4
335015	EDNA TOWEL CLAMP 5 1/2
335016	EDNA TOWEL CLAMP 4"
336010	SPONGE FCPS STR SERR 7
336011	SPONGE FCPS CVD SERR 7
336030	SPONGE FCPS STR SERR 9 1/2
336031	SPONGE FCPS CVD SERR 9 1/2
337000	ALLIS TISSUE FCPS 4X5 6
337001	ALLIS TISSUE FCPS 5X6 6
337010	ALLIS TISSUE FCPS 7 1/2
337020	BABCOCK TISS FCPS 6 1/4
337025	BABCOCK TISS FCPS 7 3/4
337030	BABCOCK TISS FCPS 9 1/2
341020	SCISSORS STR 5 3/4 METZ
341021	SCISSORS CVD 5 3/4 METZ
341027	SCISSORS CVD 7 INCH METZ
341076	SCISSORS CVD 4 1/2 FINE
343900	HALSTED FCPS STR 3 1/2
343901	HALSTED FCPS CVD 3 1/2
344000	HALSTED MOSQ FCPS STR 5
344001	HALSTED MOSQ FCPS CVD 5
344011	PROVIDENCE HOSP FCPS CVD
344013	SCISSORS 71/2 BAND LISTER
344020	KELLY FCPS STR 5 1/2
344021	KELLY FCPS CVD 5 1/2
344030	CRILE FCPS STR 5 1/2
344031	CRILE FCPS CVD 5 1/2
344040	CRILE FCPS STR 6 1/4
344041	CRILE FCPS CVD 6 1/4
344043	BARNES-CRILE CVD 6 1/4
344050	RANKIN FCPS STR 6 1/4
344051	RANKIN FCPS CVD 6 1/4
344061	ROCH-PEAN FCPS CVD 5 1/2
344070	ROCH-PEAN FCPS STR 6 1/4
344071	ROCH-PEAN FCPS CVD 6 1/4
344080	ROCH-PEAN FCPS STR 7 1/4
344081	ROCH-PEAN FCPS CVD 7 1/4
344088	SCISSORS STR R 5 1/2 MAYO
344090	ROCH-PEAN FCPS STR 8
344091	ROCH-PEAN FCPS CVD 8
344092	SCISSORS STR R 6 3/4 MAYO
344095	SCISSORS CVD BL 63/4 MAYO
344097	SCISSORS CVD R 6 3/4 MAYO
344098	SCISSORS STR BL 51/2 MAYO
344100	KOCHER FCPS STR 5 1/2
344110	ROCH-OCHS FCPS STR 6 1/4
344111	ROCH-OCHS FCPS CVD 6 1/4
344120	ROCH-OCHS FCPS STR 7 1/4
344121	ROCH-OCHS FCPS CVD 7 1/4
344130	ROCH-OCHS FCPS STR 8
344131	ROCH-OCHS FCPS CVD 8
344141	ROCH-CARM FCPS CVD 6 1/4
344151	ROCH-CARM FCPS CVD 8
344160	DANDY SCALP FCPS SERR
344161	DANDY SCALP FCPS 1X2

344490	SCISSORS 6 3/4 MAYO
345000	BACKHAUS TOWEL CLAMP 3
345005	BACKHAUS CLAMP 5 1/4
345015	EDNA TOWEL CLAMP 5 1/2
345016	EDNA TOWEL CLAMP 3 1/2
346010	SPONGE FCPS STR SERR 7
346011	SPONGE FCPS CVD SERR 7
346030	SPONGE FCPS STR SERR 9
346031	SPONGE FCPS CVD SERR 9
346500	SCISSORS STR 4 1/2 IRIS
346503	SCISSORS CVD 4 1/2 IRIS
346517	SCISSORS CVD 4 1/2 STRAB
347000	ALLIS TISSUE FCPS 4X5 6
347001	ALLIS TISSUE FCPS 5X6 6
347010	ALLIS TISSUE FCPS 7 1/2
347020	BABCOCK TISS FCPS 6 1/4
347025	BABCOCK TISS FCPS 8 1/4"
347030	BABCOCK TISS FCPS 9 1/2
361000	CASTROVIEJO NEEDLE HOLD 5
361001	CASTROVIEJO NDL HLD 8 1/2
361002	CASTROVIEJO NDL HOLDER 7
361006	MICRO NDLEHOLD W/CATCH 5
361007	MICRO NDL HLD W/CAT 8 1/2
361008	MICROSURG NDL HOLD W/CAT
361010	DERF NEEDLE HOLDER 5"
361015	HALSEY NEEDLE HOLDER SERR
361016	HALSEY NEEDLE HOLD SMOOTH
362000	CRILE-WOOD NDLE HOLD 6
362001	CRILE-WOOD NDLE HOLD 7
362002	CRILE-WOOD NDLE HOLD 8
362003	CRILE-WOOD NDLE HOLD 9
362004	CRILE-WOOD NDLE HOLD 10
362005	CRILE-WOOD NDLE HOLD 12
362010	BAUMGARTNER NDLE HOLDER
362015	MAYO-HEGAR NDLE HOLD 5
362016	MAYO-HEGAR NDLE HOLD 6
362017	MAYO-HEGAR NDLE HOLD 7
362018	MAYO-HEGAR NDLE HOLD 8
362019	MAYO-HEGAR NDLE HOLD 10
362020	MAYO-HEGAR NDLE HOLD 12
362023	RUBIO WIRE HOLDER CLAMP 5
362024	RUBIO NEEDLE HOLDER
362025	STERNAL NEEDLE HOLDER
363000	RYDER NEEDLE HOLDER 5
363001	RYDER NEEDLE HOLDER 6
363002	RYDER NEEDLE HOLDER 7
363003	RYDER NEEDLE HOLDER 8
363004	RYDER NEEDLE HOLDER 9
363005	RYDER NEEDLE HOLDER 10
363007	RYDER NH SMTH JAW 1MM 6
363008	RYDER NH SMTH JAW 1MM 7
363009	RYDER NH SMTH JAW 1MM 9
363010	MICROVASCULAR NDLE HOLD 7
363011	MICROVASCULAR NDLE HOLD 9
363012	RYDER NEEDLE HOLDER 1MM 7
363013	RYDER NEEDLE HOLDER 1MM 9
363014	RYDER NEEDLE HOLDER 1MM 6
363015	RYDER NEEDLE HOLDER 1MM 8
363018	JONES IMA N/H 6"
363019	JONES IMA N/H 7"
363020	SAROT NEEDLE HOLDER 7 1/8
363021	SAROT NEEDLE HOLDER 10

363022	RYDER NH SMTH JAW 1MM 5
363023	RYDER NH SERR JAW 1MM 5
363042	JULIAN NDL HOLD STR 7 7/8
363043	JULIAN NDL HOLD CVD 8 1/4
364000	OLSEN-HEGAR NHLD 5 1/2
364010	HEANEY NEEDLE HOLDER
364011	ROGERS NEEDLE HOLDER 10
364015	STRATTE NEEDLE HOLDER 9
364020	WANGENSTEEN NEEDLE HOLDER
365000	IRIS SCISSORS STR S/S 4
365001	IRIS SCISSORS CVD S/S 4
365005	STRABIS SCISS STR B/B 4
365006	STRABIS SCISS CVD B/B 4
365010	METZ SCISSORS STR 5 3/4
365011	METZ SCISSORS STR 7
365015	METZ SCISSORS CVD 5 3/4
365016	METZ SCISSORS CVD 7
365017	METZ SCISSORS CVD 9
365020	METZ DEL STR S/S 5 3/4
365021	METZ DEL STR B/B 5 3/4
365022	METZ DEL STR S/S 7
365023	METZ DEL STR B/B 7
365024	METZ DEL STR S/S 9
365025	METZ DEL STR B/B 9
365030	METZ DEL CVD S/S 5 3/4
365031	METZ DEL CVD B/B 5 3/4
365032	METZ DEL CVD S/S 7
365033	METZ DEL CVD B/B 7
365034	METZ DEL CVD S/S 9
365035	METZ DEL CVD B/B 9
365040	OPER SCISS STR S/B 5 1/2
365041	OPER SCISS STR S/S 5 1/2
365050	MAYO SCISSORS STR 5 1/2
365051	MAYO SCISSORS STR 6 3/4
365052	MAYO SCISSORS STR 9
365060	MAYO SCISSORS CVD 5 1/2
365061	MAYO SCISSORS CVD 6 3/4
365062	MAYO SCISSORS CVD 9
365070	NELSON SCISSORS CVD 11
365071	NELSON SCISS DEL CVD 11
365080	SUTURE WIRE SCISSORS
366000	ADSON TISSUE FCPS 5
366005	CUSHING TISSUE FCPS STR
366006	CUSHING TISSUE FCPS ANG
366007	CUSH BAY TISS FCPS 7 3/4
366010	GEN SURG TISS FCPS 5 3/4
366015	POTTS-SMITH TISS FCPS 9
366030	TICKNER FCPS 6
366050	BABCOCK TISSUE FCPS 6 1/4
366055	DUVAL TISSUE FCPS 8 1/4
371000	DEBAKEY TISS FCPS 6
371001	DEBAKEY TISS FCPS 7 3/4
371002	DEBAKEY TISS FCPS 9 1/2
371003	DEBAKEY TISS FCPS 12
371010	DEBAKEY VASC FCPS 6
371011	DEBAKEY VASC FCPS 7 3/4
371012	DEBAKEY VASC FCPS 9 1/2
371013	DEBAKEY VASC FCPS 12
371015	DIETHRICH AORTA CLAMP
371020	KAY AORTA CLAMP
371021	MATTOX AORTA CLAMP
371024	REUL AORTA CLAMP

371025	LAMBERT-KAY AORTA CLAMP
371026	OCHSNER AORTA CLAMP
371030	LEES RIGHT-ANGLE CLAMP
371035	LEES BRONCHUS CLAMP
371040	DEBAKEY BULLDOG ST XA 7.5
371041	DEBAKEY BULLDOG ST XA 8.5
371042	DEBAKEY BULLDOG ST XA10.5
371043	DEBAKEY BULLDOG ST XA 12
371044	DEBAKEY BULLDOG CV XA 7.5
371045	DEBAKEY BULLDOG CV XA 8.5
371046	DEBAKEY BULLDOG CVXA 10.5
371047	DEBAKEY BULLDOG CVD XA 12
371048	GREGORY ANG BULLDOG
371050	GLOVER BULLDOG STR 5.0
371051	GLOVER BULLDOG STR 6.5
371052	GLOVER BULLDOG STR 9.0
371053	GLOVER BULLDOG STR 4-1/2
371054	GLOVER BULLDOG CVD 5.0
371055	GLOVER BULLDOG CVD 6.5
371056	GLOVER BULLDOG CVD 9.0
371057	GLOVER BULLDOG CVD 12.0
371060	GREGORY BULLDOG ST SHORT
371061	GREGORY BULLDOG STR LONG
371062	GREGORY ANG BULLDOG LONG
371070	DEBAKEY BULLDOG RING STR
371071	DEBAKEY BULLDOG RING CVD
371072	DEBAKEY BULLDOG RING 45D
371073	DEBAKEY BULLDOG RING 90D
371074	DEBAKEY BULLDOG RING S
371080	L JONES VASC CLAMP 15D
371081	L JONES VASC CLAMP 30D
371086	GLOVER DUCTUS CLAMP ANG
371090	GLOVER COARCT CLAMP STR
371091	GLOVER COARCT CLAMP ANG
371095	GLOVER CURVED CLAMP STAND
371096	GLOVER CURVED CLAMP XLONG
371097	GLOVER CURVED CLAMP RTANG
371100	GLOVER SPOON CLAMP STAND
371101	GLOVER SPOON CLAMP X-LONG
371105	GLOVER APPENDAGE CLAMP
371110	DEBAKEY ANG VASC CLAMP ST
371115	DEBAKEY VASC CLAMP S SHPE
371120	DEBAKEY AORTA EXCL CLAMP
371125	DEBAKEY VASC CLAMP CVD
371130	DEBAKEY VASC CLAMP AC-CVD
371131	DEBAKEY VASC CLMP ACVD XL
371132	DEBAKEY-SEMB CLAMP
371140	DEBAKEY ANEUR CLAMP 9 1/2
371141	DEBAKEY ANEUR CLMP 101/2
371142	DEBAKEY ANEUR CLAMP 12
371143	DEBAKEY ANEUR CLMP 121/4
371150	DEBAKEY COARCT CLAMP STR
371151	DEBAKEY COARCT CLAMP ANG
371160	DEBAKEY DUCTUS CLAMP STR
371161	DEBAKEY DUCTUS CLAMP ANG
371165	DEBAKEY AORTA CLAMP
371170	DEBAKEY MP CLAMP 60 9 1/4
371171	DEBAKEY MP CLAMP 60 8 1/4
371172	DEBAKEY MP CLAMP 60 9 1/2
371173	DEBAKEY MP CLAMP 60 12
371180	DEBAKEY MP CLAMP 90 8-3/4
371181	DEBAKEY MP CLAMP 90 8

371182	DEBAKEY MP CLAMP 90 8 1/2
371183	DEBAKEY MP CLAMP 90 11
371190	DEBAKEY TANGENT CLAMP #1
371191	DEBAKEY TANGENT CLAMP #2
371192	DEBAKEY TANGENT CLAMP #3
371193	DEBAKEY TANGENT CLAMP #4
371194	DEBAKEY TANGENT CLAMP #5
371200	SATINSKY VC CLAMP LG
371201	SATINSKY VC CLAMP MED
371202	SATINSKY VC CLAMP SM
371210	COOLEY ANASTOMOSIS CLAMP
371220	DERRA ANASTOMOSIS CLAMP S
371221	DERRA ANASTOMOSIS CLAMP M
371222	DERRA ANASTOMOSIS CLAMP L
371225	ANASTOMOSIS CLAMP
371230	COOLEY MOD ANAST CLAMP
371240	RENAL ARTERY CLAMP 18.5
371241	RENAL ARTERY CLAMP 19.5
371242	RENAL ARTERY CLAMP 27.0
371250	COOLEY DUCTUS CLAMP STR
371251	COOLEY DUCTUS CLAMP ANG
371260	COOLEY COARCT CLAMP STR
371261	COOLEY COARCT CL ST,AN SH
371262	COOLEY COARCT CLAMP CVD
371272	BECK AORTA MINI CLAMP
371273	SUBRA MINI AORTA CLAMP
371275	HENLY MODIFIED VASC CLAMP
371280	COOLEY PED CLAMP 90D SM
371282	COOLEY PED CLAMP 60D SM
371283	COOLEY PED CLAMP 60D LG
371290	COOLEY MP CLAMP 30D
371291	COOLEY MP CLAMP 60D
371292	COOLEY MP CLAMP 90D
371300	COOLEY-DERRA CLAMP SM
371301	COOLEY-DERRA CLAMP MED
371302	COOLEY-DERRA CLAMP LG
371305	BARTLEY ANASTOMOSIS CLAMP
371310	COOLEY CLAMP ACUTE CVD MD
371311	COOLEY CLAMP ACUTE CVD LG
371320	DEBAKEY MP CLAMP 30D
371321	DEBAKEY MP CLAMP 60D
371322	DEBAKEY MP CLAMP 90D
371323	REYNOLDS CLAMP 50D SM JAW
371324	REYNOLDS CLAMP 50D LG JAW
371326	REYNOLDS CLAMP 85D LG JAW
371335	NOON A.V. FISTULA CLAMP
371400	COOLEY AORTA CLAMP 10 1/2
371401	COOLEY ILIAC CLAMP 10
371402	COOLEY ILIAC CLAMP 8 1/2
371500	ROGERS VT HYST FCP CVD 8
371501	ROGERS VT HYST FCP STR 8
371502	ROGERS VT HYST FCP STR 10
371503	ROGERS VT HYST FCP CVD 10
371520	MASTERSON* HYST CLMP ST 8
371521	MASTERSON* HYST CLMP CVD8
371522	MASTERSON* PELVIC CLP STR
371523	MASTERSON* PELVIC CLP CVD
371600	ADULT DOYEN VT INT CL STR
371601	ADULT DOYEN VT INT CL CVD
371700	MORRIS AORTA CLAMP 8
371701	MORRIS AORTA CLAMP 10
374004	GLASSMAN NON CRUSH INST CLP 1

374005	GLASSMAN NON CRUSH INST CLP 2
374006	GLASSMAN NON CRUSH INST CLP 3
374007	MENISCUS CLAMP 1X2 TEETH 7 1/8
374008	CODMAN TOTAL OCCLUSION FORCEPS
374010	CODMAN TTL OCCLUSION CLMP 8.5
374012	CODMAN TTL OCCLISION CLMP 8.75
374013	CODMAN TTL OCCLISION CLMP 11.5
374014	CODMAN TTL OCCLISION CLMP 6.5
374015	CODMAN TTL OCCLISION CLMP4 5/8
374016	SPRING CLIP APPL 7.25(6MM CLIP
374017	GLASSMAN INTEST CLAMP ANG 9"
374018	GLASSMAN INTEST CLAMP STR 9.25
374019	JAVID CAROTID ARTERY SHUNT 7"
374020	JAVID CAROTID ARTERY SHNT 6.25
374021	JACOBSON BULLDOG CLAMP CV 1.75
374022	WELDON MINI BULLDOG CLAMP STR
374023	JACOBSON BULLDOG CLAMP ST 1.75
374024	COOLEY BULLDOG CLAMP STR 2"
374025	COOLEY BULLDOG CLAMP CVD 1.75
374026	WELDON MINI BULLDOG CLAMP CVD
374027	JAMISON METZ TENOTOMY SCIS CVD
374028	COOLEY VASCULAR TISSUE FORCEP
374029	CODMAN TOTAL OCCLUSION NDLHLDR
374030	POTTS SMITH SCISSORS CVD 7.5"
374031	JAMISON METZ TENOMY SCISSOR CV
374032	POTTS TENOTOMY SCISSORS
374033	JAMISON METZ TENOTOMY SCIS 6"
374034	JULIAN THORACIC ARTERY FORCEPS
374035	PARSONNET EPICARDIAL RETRACTOR
374036	COOLEY MY SCISSOR MAYO TYPE
374037	CRILE TYPE CARD CLAMP CVD 7.5
374100	NEEDLENOSE PLIERS
374101	VICE GRIPS
374102	PLIERS
374105	COBRA RETRACTOR, SHARP
374106	COBRA RETRACTOR, BLUNT
374107	BARON SUCTION TUBE #3 FRENCH
381020	WEARY NERVE HOOK FINE
381025	TRACHEAL HOOK SHARP
381028	CUSHING DURAL HOOK
381030	CUSHING GANGLION HOOK
381038	CODMAN *DURAL HOOK
381040	FRAZIER DURAL HOOK
381042	LAHEY CLINIC DURAL HOOK
381045	CORKSCREW DURAL HOOK
381060	ADSON DISSECT HOOK SHARP
381061	ADSON DISSECT HOOK BLUNT
381065	GRAHAM NERVE HOOK
381080	DANDY NERVE HOOK STR
381085	HOEN NERVE HOOK STR
381088	SMITHWICK HOOK-DISSECTOR
382515	CARROLL SKIN HOOK SHARP
382520	GILLES SKIN HOOK
386525	TYRRELL IRIS HOOK
386530	GUTHRIE FIXATION HOOK REG
386531	GUTHRIE FIXATION HOOK DEL
386638	CONVERSE SKIN HOOK SM
386640	CONVERSE SKIN HOOK LG
386642	JOSEPH SINGLE PRONG HOOK
386645	JOSEPH DOUBLE HOOK 2 MM
386646	JOSEPH DOUBLE HOOK 5 MM
386647	JOSEPH DOUBLE HOOK 7 MM

386648	JOSEPH DOUBLE HOOK 10MM
391012	CODMAN* DEPTH GAUGE
391015	CODMAN* L-W GAUGE
394001	HALSTED FCP STR 3 1/2" CLASSIC
394002	HALSTED FCP CVD 3 1/2" CLASSIC
394003	HALSTED MOSQ FCP STR 5" CLASSI
394004	HALSTED MOSQ FCP CVD 5" CLASSI
394006	KELLY FCP STR 5 1/2" CLASSIC B
394007	KELLY FCP CVD 5 1/2" CLASSIC B
394008	CRILE FCP CVD 5 1/2" CLASSIC B
394009	CRILE FCP CVD 5 1/2" CLASSIC B
394010	CRILE FCP STR 6 1/4" CLASSIC B
394011	CRILE FCP CVD 6 1/4" CLASSIC B
394017	ROCH-PEAN FCP CVD 6 1/2" CLASS
394019	ROCH-PEAN FCP C
394021	ROCH-PEAN FCP CVD 8" CLASSIC B
394023	ROCH-PCHS FCP STR 6 1/4" CLASS
394025	ROCH-OCHS FCP STR 7 1/4" CLASS
394027	ROCH-OCHS FCP STR 8" CLASSIC B
394033	BACKHAUS TOWEL CLMP 3 1/2 CLAS
394034	BACKHAUS TOWEL CLMP 5 1/2 CLAS
394035	EDNA TOWEL CLAMP 5 1/2" CLASSI
394036	EDNA TOWEL CLAMP 3 1/2" CLASSI
394039	SPONGE FCP STR SERR 9" CLASSIC
394040	SPONGE FCP CVD SERR 9" CLASSIC
394041	ALLIS TISSUE FCP 4X5, 6" CLASS
394042	ALLIS TISSUE FCP 5X6, 6" CLASS
394043	ALLIS TISSUE FCP 7 1/2 CLASSIC
394044	BABCOCK TISSUE FCP 6 1/4 CLASS
394045	BABCOCK TISSUE FCP 8 1/4 CLASS
394046	BABCOCK TISSUE FCPS 9 1/2 CLAS
396500	CASTROVIEJO CALIPERS
401002	CRILE GANGLION KNIFE
401020	STECHER ARACH KNIFE STR
401021	STECHER ARACH KNIFE LT
401022	STECHER ARACH KNIFE RT
401370	10 BONE FILE
406770	BALLENGER KNIFE STR 3 MM
408025	LEBSCHE STERNUM KNIFE
431030	CODMAN*SURGICAL MARKER/36
431032	CODMAN* MICRO MARKER/36
431033	PRESERVE* INST LUBE CONC
434020	SURG-I-BAND* BLACK
434021	SURG-I-BAND* BLUE
434022	SURG-I-BAND* BROWN
434023	SURG-I-BAND* GREEN
434024	SURG-I-BAND* ORANGE
434025	SURG-I-BAND* RED
434026	SURG-I-BAND* WHITE
434027	SURG-I-BAND* YELLOW
458002	HEPARIN FLUSHING NEEDLE
461019	CODMAN* OST ST 10MM 9 1/2
461020	CODMAN* OST CV 6MM 7 1/2
461021	CODMAN* OST ST 6MM 7 1/2
461022	CODMAN* OST ST 8MM 9 1/2
461023	CODMAN* OST FCV 8MM 9 1/2
461024	CODMAN* OST SCV 6MM 9 1/2
461025	CODMAN* OST ST 6MM 9 1/2
461026	CODMAN* OST CV 6MM 9 1/2
462000	CODMAN* OSTEOTOME STR 1/4
462001	CODMAN* OSTEOTOME STR 3/8
462002	CODMAN* OSTEOTOME STR 1/2

462003	CODMAN* OSTEOTOME STR 5/8
462004	CODMAN* OSTEOTOME STR 3/4
462005	CODMAN* OSTEOTOME STR 1
462006	CODMAN* OSTEOTOME STR11/4
462010	CODMAN* OSTEOTOME CVD 1/4
462011	CODMAN* OSTEOTOME CVD 3/8
462012	CODMAN* OSTEOTOME CVD 1/2
462013	CODMAN* OSTEOTOME CVD 5/8
462014	CODMAN* OSTEOTOME CVD 3/4
462015	CODMAN* OSTEOTOME CVD 1
462016	CODMAN* OSTEO CVD 1 1/4
462500	S-P OSTEOTOME STR 1/4
462501	S-P OSTEOTOME STR 3/8
462502	S-P OSTEOTOME STR 1/2
462503	S-P OSTEOTOME STR 5/8
462504	S-P OSTEOTOME STR 3/4
462505	S-P OSTEOTOME STR 1
462506	S-P OSTEOTOME STR 1 1/4
462510	S-P OSTEOTOME CVD 1/4
462511	S-P OSTEOTOME CVD 3/8
462512	S-P OSTEOTOME CVD 1/2
462513	S-P OSTEOTOME CVD 5/8
462514	S-P OSTEOTOME CVD 3/4
462515	S-P OSTEOTOME CVD 1
462516	S-P OSTEOTOME CVD 1 1/4
462601	MICRO RNGR BAY 1MM 40 UP
462602	MICRO RNGR BAY 2MM 40 UP
462603	MICRO RNGR BAY 3MM 40 UP
462605	MICRO CURETTE BAY STR 000
462606	MICRO CURETTE BAY ST 0000
462607	MICRO CURET BAY 45D UP 00
462608	MICRO CURET BA 45D UP 000
462609	MICRO CURET B 45D UP 0000
462610	MICRO CURET BAY 80D DN 00
462611	MICRO CURET B 80D DN 000
462612	MICRO CURET B 80D DN 0000
462613	OSSEOUS DISS KT STERIL CS
462625	XL CER M-DISC SET/24
462626	XL CER M-DISC CUR FS/0
462627	XL CER M-DISC CUR FS/00
462628	XL CER M-DISC CUR FS/000
462629	XL CER M-DISC CUR FS/0000
462630	XL CER M-DISC CUR FS/BC
462631	XL CER M-DISC CUR FA/0
462632	XL CER M-DISC CUR FA/00
462633	XL CER M-DISC CUR FA/000
462634	XL CER M-DISC CUR FA/0000
462635	XL CER M-DISC CUR FA/BC
462636	XL CER M-DISC CUR BS/0
462637	XL CER M-DISC CUR BS/00
462638	XL CER M-DISC CUR BS/000
462639	XL CER M-DISC CUR BS/0000
462640	XL CER M-DISC CUR BS/BC
462641	XL CER M-DISC CUR BA/0
462642	XL CER M-DISC CUR BA/00
462643	XL CER M-DISC CUR BA/000
462644	XL CER M-DISC CUR BA/0000
462645	XL CER M-DISC CUR BA/BC
462646	XL CER MICRNERV HOOK
462647	XL CER ULTR MICRNERV HOOK
462648	XL CER BONE WAXER
463002	CODMAN* SPONDO SET

463003	CODMAN* SPONDYLOPHYTE CASE
463005	BAY DURA SUC RET MACRO
463006	ANNULAR DISSECTOR PERF
463007	BAY CENTRAL CANAL IMPACTR
463008	CENTRL CANAL IMPAC 30
463009	LATERAL GUTTER IMPACTOR
463011	BLK BAY DURA SUCRET MICRO
463012	BLK 90 DURA SUC RET MICRO
463013	BLK DURA SUC RET 90STDMAC
463014	BLK DURA SUC RET 90EXTMIC
463015	BLK DURA SUC RET 90EXTMAC
463020	MICRO IMPACTOR SET
463021	CTRL CAN IMPACT MICRO
463022	LAT GUTTER IMPACTOR MICRO
463026	CERV GRAFT DRIVER-GUARDED
463027	UNGD LUMB GRFT DRVR
463028	CERV GRAFT DRIVER-UNGUARD
463040	CODMAN* CERV SPANNER SET
463041	CODMAN* CERV SPANNER 5MM
463042	CODMAN* CERV SPANNER 6MM
463043	CODMAN* CERV SPANNER 7MM
463044	CODMAN* CERV SPANNER 8MM
463045	CODMAN* CERV SPANNER 9MM
463046	CODMAN* CERV SPANNER 10MM
463047	CODMAN* CERV SPANNER CASE
463050	CVD STILETO OSTEO SET
463051	CVD OSTEO 1/4 TIP
463052	CVD OSTEO 3/8 TIP
463053	CVD OSTEO 1/2 TIP
463054	CVD OSTEO 5/8 TIP
463055	CVD OSTEO 3/4 TIP
463056	CVD STILETO OSTEO CASE
463060	STILETTO OSTEO SET, STR
463061	STILETTO OSTEO STR 1/4
463062	STILETTO OSTEO STR 3/8
463063	STILETTO OSTEO STR 1/2
463064	STILETTO OSTEO STR 5/8"
463065	STILETTO OSTEO STR 3/4
463066	STILETTO STR OSTEO CASE
463070	STR STILETO CHISEL SET
463071	STR CHSL 1/4 TIP
463072	STR CHSL 3/8 TIP
463073	STR CHSL 1/2 TIP
463074	STR CHSL 5/8 TIP
463075	STR CHSL 3/4 TIP
463076	CASE STR CHSL
463080	CVD STILETO CHISEL SET
463083	CVD CHSL 1/2 TIP
463084	CVD CHSL 5/8 TIP
463085	CVD CHSL 3/4 TIP
463086	CVD STILETO CHISEL CASE
463100	MAGNUM STR.CHSL ST 6 W/CS
463101	MAGNUM STR.CHISL 6MM
463102	MAGNUM STR.CHISL 10MM
463103	MAGNUM STR.CHISL 15MM
463104	MAGNUM STR.CHISL 20MM
463105	MAGNUM STR.CHISL 25MM
463106	MAGNUM STR.CHISL 30MM
463107	MAGNUM CHISEL STRG/STER CASE
463110	MAG CVD CHSL SET W/CS (6)
463111	MAGNUM CURVED CHISEL 6MM
463112	MAGNUM CURVED CHISEL 10MM

463113	MAGNUM CURVED CHISEL 15MM
463114	MAGNUM CURVED CHISEL 20MM
463115	MAGNUM CURVED CHISEL 25MM
463116	MAGNUM CURVED CHISEL 30MM
463120	LUMBAR MICRODISC SET/24
463121	M-DISC CURET LUMB FS/0
463122	M-DISC CURET LUMB FS/1
463123	M-DISC CURET LUMB FS/2
463124	M-DISC CURET LUMB FA/0
463125	M-DISC CURET LUMB FA/1
463126	M-DISC CURET LUMB FA/2
463127	M-DISC CURET LUMB FD/0
463128	M-DISC CURET LUMB FD/1
463129	M-DISC CURET LUMB FD/2
463130	M-DISC CURET LUMB BS/0
463131	M-DISC CURET LUMB BS/1
463132	M-DISC CURET LUMB BS/2
463133	M-DISC CURET LUMB BA/0
463134	M-DISC CURET LUMB BA/1
463135	M-DISC CURET LUMB BA/2
463136	M-DISC CURET LUMB BD/0
463137	M-DISC CURET LUMB BD/1
463138	M-DISC CURET LUMB BD/2
463139	PENFIELD DISS LUMB #1
463140	PENFIELD DISS LUMB #2
463141	LUMBAR NERVE HOOK
463142	PENFIELD DISS LUMB #4
463143	M-DISC LUMBAR WAXER
463144	M-DISC LUMBAR PROBE
463145	LUMB M-DISC CASE 12
463146	KARLIN MALLET LARGE
463150	CERVICAL MICRODISC SET/24
463151	M-DISC CURET CERV FS/0
463152	M-DISC CURET CERV FS/00
463153	M-DISC CURET CERV FS/000
463154	M-DISC CUR CERV FS/0000
463155	M-DISC CURET CERV FS/BC
463156	M-DISC CURET CERV FA/0
463157	M-DISC CURET CERV FA/00
463158	M-DISC CURET CERV FA/000
463159	M-DISC CUR CERV FA/0000
463160	M-DISC CURET CERV FA/BC
463161	M-DISC CURET CERV BS/0
463162	M-DISC CURET CERV BS/00
463163	M-DISC CURET CERV BS/000
463164	M-DISC CUR CERV BS/0000
463165	M-DISC CURET CERV BS/BC
463166	M-DISC CURET CERV BA/0
463167	M-DISC CURET CERV BA/00
463168	M-DISC CURET CERV BA/000
463169	M-DISC CUR CERV BA/0000
463170	M-DISC CURET CERV BA/BC
463171	M-DISC MICRO NERVE HOOK
463172	M-DISC ULTR MICRNERV HOOK
463173	M-DISCECTOMY CERV WAXER
463174	KTI MICRO KNIFE HANDLE
463175	CERVICL MICRODISC CASE/12
463177	KTI M-BLADE 2MM TIP-10/PK
463178	KTI M-BLADE 1.5MM TIP-10/
463179	KARLIN MALLET SMALL
463190	CRANK FRAME SPINE RET SET
463191	CRANK FRAME RETRACTR BODY

463192	CRANK FRAME RET RACHET
463193	CRANK FRAME BLD 1.3X1.5 L
463194	CRANK FRAME BLD 1.3X1.5 R
463195	CRANK FRAME BLD 2.3X1.7 L
463196	CRANK FRAME BLD 2.3X1.7 R
463197	CRANK FRAMEBLD 3X21/2
463199	CRANK FRAMEBLD .75X1.3L&R
463200	CRANK FR.BLD .75X1.75 L&R
463201	CRANK FR.BLD .75X2.25 L&R
463202	CRANK FRAME BLD .75X3 L&R
463203	CRANK FR.BLD .75X3.25 L&R
463204	CRANK FRAME BLD .75X4 L&R
463205	CRANK FRAME BLD 2X4 L&R
463206	CRANK HEMIBLD 1.25X1.25
463207	CRANK HEMIBLD 2X1.25
463208	SGL.PRG.CFR.BLADE 1.5"DP.
463209	SGL.PRG.CFR.BLADE 2.0"DP.
463210	SGL.PRG.CFR.BLADE 2.5"DP.
463211	DBL.PRG.CFR.BLADE 1.5"DP.
463212	DBL.PRG.CFR.BLADE 2.0"DP.
463213	DBL.PRG.CFR.BLADE 2.5"DP.
463215	XL MAG RING CURET SET (6)
463216	XLMAG RING CURET STR 6MM
463217	XL MAG RING CURET STR 8MM
463218	XLMAG RING CURET STR 10MM
463219	XLMAG RING CURET ANG 6MM
463220	XL MAG RING CURET ANG 8MM
463221	XLMAG RING CURET ANG 10MM
463222	CASE FOR XL MAG/12
463225	XL MAG CUP CURET SET (12)
463226	XL MAG CUP CURET FS 7MM
463227	XL MAG CUP CURET FS 9MM
463228	XL MAG CUP CURET FS 11MM
463229	XL MAG CUP CURET FS 13MM
463230	XL MAG CUP CURET FS 15MM
463231	XL MAG CUP CURET FA 7MM
463232	XL MAG CUP CURET FA 9MM
463233	XL MAG CUP CURET FA 11MM
463234	XL MAG CUP CURET DNPSH 7
463235	XL MAG CUP CURET DNPSH 9
463236	XL MAG CUP CURET FS 17MM
463237	XL MAG CUP CURET FS 19MM
463240	XL MAG COBB ELEV SET (6)
463241	XL MAG COBB ELEV 10MM
463242	XL MAG COBB ELEV 15MM
463243	XL MAG COBB ELEV 20MM
463244	XL MAG COBB ELEV 25MM
463245	XL MAG COBB ELEV 30MM
463246	XL MAG COBB ELEV 35MM
463400	PG MAG RING CURET 6 W/CS
463401	PG MAG RING CURET STR 6MM
463402	PG MAG RING CURET STR 8MM
463403	PG MAG RING CURET ANG 6MM
463404	PG MAG RING CURET ANG 6MM
463405	PG MAG RING CURET ANG 8MM
463406	PG MAG RING CURET ANG 10M
463407	PG MAG STRLZNG CS (12)
463410	PG MAG CUP CURET/12 W/CS
463411	PG MAG CUP CURET FS 7MM
463412	PG MAG CUP CURET FS 9MM
463413	PG MAG CUP CURET FS 11MM
463414	PG MAG CUP CURET FS 13MM

463415	PG MAG CUP CURET FS 15MM
463416	PG MAG CUP CURET FS 17MM
463417	PG MAG CUP CURET FS 19MM
463418	PG MAG CUP CURET FA 7MM
463419	PG MAG CUP CURET FA 9MM
463420	PG MAG CUP CURET FA 11MM
463421	PG MAG CUP CURET DP 7MM
463422	PG MAG CUP CURET DP 9MM
463425	PG MAG COBB ELEVTR SET/6
463426	PG MAG COBB ELVTR STR 10M
463427	PG MAG COBB ELVTR STR 15M
463428	PG MAG COBB ELVTR STR 20M
463429	PG MAG COBB ELVTR STR 25M
463430	PG MAG COBB ELVTR STR 30M
463431	PG MAG COBB ELVTR STR 35M
464000	WIRE STYLETS /SUCT RET/10
471010	CODMAN* DOWEL PIN 12MM II
471011	CODMAN* DOWEL PIN 14MM II
471012	CODMAN* DOWEL PIN 16MM II
471013	CODMAN* DOWEL PIN 18MM II
474001	HALSTED FCP STR 3 1/2" CLASSIC
474002	HALSTED FCP CVD 3 1/2" CLASSIC
474003	HALSTED MOSQ FCP STR 5" CLASSI
474004	HALSTED MOSQ FCP CVD 5" CLASSI
474006	KELLY FCP STR 5 1/2" CLASSIC L
474007	KELLY FCP CVD 5 1/2" CLASSIC L
474008	CRILE FCP STR 5 1/2" CLASSIC L
474009	CRILE FCP CVD 5 1/2" CLASSIC L
474010	CRILE FCP STR 6 1/4 CLASSIC LO
474011	CRILE FCP CVD 6 1/4" CLASSIC L
474017	ROCH-PEAN FCP CVD 6 1/2" CLASS
474019	ROCH-PEAN FCP CVD 7 1/4" CLASS
474021	ROCH-PEAN FCP CVD 8" CLASSIC L
474023	ROCH-PCHS FCP STR 6 1/4" CLASS
474025	ROCH-OCHS FCP STR 7 1/4" CLASS
474027	ROCH-OCHS FCP STR 8" CLASSIC L
474041	ALLIS TISSUE FCP 4X5, 6" CLASS
474042	ALLIS TISSUE FCP 5X6, 6" CLASS
474043	ALLIS TISSUE FCP 7 1/2 CLASSIC
474044	BABCOCK TISSUE FCP 6 1/4 CLASS
474045	BABCOCK TISSUE FCP 8 1/4 CLASS
474046	BABCOCK TISSUE FCPS 9 1/2 CLAS
475010	MICROSECT CURETTE KIT
475011	MICROSECT#1FWD CURETTE10"
475012	#1 BACKWD ANGL.CURETTE 10
475013	#2 FWD ANG CURETTE 10"
475014	#2 BACKWD ANG.CURETTE 10"
475015	#3 FWD ANG CURETTE 10"
475016	#3 BACKWD ANG. CURETTE 10
475017	#4 FWD ANG CURETTE 10"
475018	#4 BACKWD ANGLE CURETT 10
475019	#5 FWD ANG CURETTE 10"
475020	#5 BACKWRD ANG CURETTE10"
475021	3MM,STR.DISSECTOR 10"
475022	5MM STR. DISSECTOR 10"
475023	MICROSECT CURETTE TRAY
475030	MICROSECT SHAVER SIZE 1.5
475031	MICROSECT SHAVER SIZE 2
475032	MICROSECT SHAVER SIZE 2.5
475033	MICROSECT SHAVER SIZE 3
475034	MICROSECT SHAVER SIZE 4
494030	PROBE W/EYE 4 1/2 SS

494031	PROBE W/EYE 5 SS
494032	PROBE W/EYE 5 1/2 SS
494033	PROBE W/EYE 6 SS
494035	PROBE W/EYE 8 SS
494037	PROBE W/EYE 10 SS
496500	BOWMAN PROBE 0000-000
496501	BOWMAN PROBE 00-0
496502	BOWMAN PROBE 1-2
496503	BOWMAN PROBE 3-4
496504	BOWMAN PROBE 5-6
496505	BOWMAN PROBE 7-8
496526	FARRELL APPLICATOR TRI
501020	CUSHING VEIN RETRACTOR
501022	CODMAN* CUSHING VEIN RET
501050	CODMAN* BLADE RET 18 MM
501052	CODMAN* BLADE RET 20 MM
501053	CODMAN* BLADE RET 23 MM
501060	CUSHING DECOMPRESSION RET
501065	MEYERDING LAMINA RET SM
501066	MEYERDING LAMINA RET MED
501067	MEYERDING LAMINA RET LG
501070	MEYERDING FINGER RET A
501071	MEYERDING FINGER RET B
501072	MEYERDING FINGER RET C
501073	MEYERDING FINGER RET D
501074	MEYERDING FINGER RET E
501085	TAYLOR SPINAL RET SM
501086	TAYLOR SPINAL RET LG
501105	CODMAN* DURAL RETRACTOR
501121	VALIN HEMILAM RET BODY
501125	SCOVILLE HEMI RET COMP
501126	SCOVILLE HEMI RET BODY
501130	HAVERFIELD HEMI RET COMP
501131	HAVERFIELD HEMI RET BODY
501133	HIMMELSTEIN STERNAL RET
501160	BECKMAN-ADSON RET BLUNT
501161	BECKMAN-ADSON RET SHARP
501162	BECKMAN-ADSON RET X-LONG
501163	BECKMAN-EATON LAMINA RET
501165	BECKMAN RETRACTOR
501166	CONE SCALP RET 5 3/4
501167	CONE SCALP RET 6 3/4
501168	CONE LAMINA RET 8
501180	ADSON RETRACTOR SHARP STR
501181	ADSON RETRACTOR SHARP ANG
501182	ADSON RETRACTOR BLUNT STR
501186	ANDERSON-ADSON RETRACTOR
501190	MEYERDING RET 1 X 2 3/8
501191	MEYERDING RET 1 X 2 1/8
501192	MEYERDING RET 1 X 1 3/4
501194	WEITLANER RET SHARP 5 1/2
501195	WEITLANER RET BLUNT 5 1/2
501196	WEITLANER RET SHARP 6 1/2
501197	WEITLANER RET BLUNT 6 1/2
501198	WEITLANER RET SHARP 7-1/2
501199	WEITLANER RET BLUNT 7-1/2
501200	WEITLANER RET SHARP 9 1/2
501201	WEITLANER RET BLUNT 9 1/2
501205	MARKHAM-MEYERDING RET LT
501206	MARKHAM-MEYERDING RET RT
501209	CODMAN* FL NERVE ROOT RET
501210	GELPI PERINEAL RETRACTOR

501211	SELETZ-GELPI RETRACTOR
501212	POPPEN-GELPI RETRACTOR
501220	CONTOUR SCALP RETRACTOR
501223	CODMAN* TISSUE RET 3X3
501224	CODMAN* TISSUE RET 1X1
501226	JANSEN SCALP RETRACTOR
501227	JANSEN MASTOID RET BLUNT
501236	SNITMAN ENDAURAL RET
501249	CODMAN* LUMB LAM RET BODY
501255	BADGLEY LAMINA RETRACTOR
501270	DERRICO NERVE ROOT RET
501275	SMITH NERVE ROOT RET
501291	SCOVILLE ROOT RET AN 5/16
501293	SCOVILLE ROOT RET ANG 1/2
501310	WEARY NERVE ROOT RET
501315	LOVE NERVE ROOT RET STR
501316	LOVE NERVE ROOT RET 90 D
501317	LOVE NERVE ROOT RET 45 D
501326	CAMPBELL NERVE ROOT RET
501331	HOLSHER NERVEROOT RET 7MM
501342	CODMAN* LUMBAR BLADE SM
501346	CODMAN* CERV RET BODY LG
501356	CODMAN* SM CERV RET BODY
501362	CODMAN* ADSON RET SHARP
501363	MISKIMON CEREBELLAR RET
501380	CODMAN* LG CERV. RET SET
501381	CODMAN* BLADE SHARP 25MM
501382	CODMAN* BLADE SHARP 30MM
501383	CODMAN* BLADE SHARP 35MM
501384	CODMAN* BLADE SHARP 40MM
501385	CODMAN* BLADE SHARP 45MM
501386	CODMAN* BLADE SHARP 50MM
501387	CODMAN* BLADE SHARP 55MM
501390	CODMAN* SM CERV RET SET
501391	CODMAN* BLADE BLUNT 25MM
501392	CODMAN* BLADE BLUNT 30MM
501393	CODMAN* BLADE BLUNT 35MM
501394	CODMAN* BLADE BLUNT 40MM
501395	CODMAN* BLADE BLUNT 45MM
501396	CODMAN* BLADE BLUNT 50MM
501397	CODMAN* BLADE BLUNT 55MM
501453	MALIS*HINGE CLAMP
501454	MALIS*CONNECTOR
501460	MALIS*BRAIN RETRACTOR
501465	MALIS*CEREBELLAR RET
501500	GREENBERG*UNV RET BAS KIT
501507	GREENBERG*PRIMARY CLAMP
501508	GREENBERG*SECONDARY CLAMP
501509	GREENBERG*LONG ARM
501511	GREENBERG*SHORT ARM
501512	GREENBERG*HAND REST
501513	GREENBERG*UN RET PAT TRAY
501514	GREENBERG*STERILIZING CAS
501515	GREENBERG*MAXI-VISE ADAPT
501516	GREENBERG*FLOAT SECOND CL
501522	GREENBERG*SHORT COUPLER
501523	GREENBERG*INSTR HOLDER SM
501524	GREENBERG*INSTR HOLDER LG
501525	GREENBERG X-LG INST HOLD.
501529	GREENBERG MICRO INST HOLD
501530	TAPER BLADE (1/4-3/4)X9
501531	TAPER BLADE (5/32-5/8)X9

501532	TAPER BLADE (1/8-1/2)X9
501533	TAPER BLADE (3/32-3/8)X9
501534	TAPER BLADE (1/16-1/4)X9
501651	CROCKARD* RETRACTOR BODY
501652	CROCKARD* LG TONGUE BLADE
501653	CROCKARD* SM TONGUE BLADE
501654	CROCKARD* 90 DEGREE BLADE
501655	CROCKARD* CVD RET BLADE
501656	CROCKARD* BLADE CONNECTOR
501657	CROCKARD* SUCT HLDR SHORT
501658	CROCKARD* SUCT HLDR LONG
501659	CROCKARD* HARD PALATE RET
501660	CROCKARD* PHARYN RET SM
501661	CROCKARD* PHARYN RET LG
501662	CROCKARD* GRASPING FCPS
501663	CROCKARD* LIGAMENT FCPS
501664	CROCKARD STERILE CASE
501665	CROCKARD BAY MICRO DISS
501668	CROCKARD MID FAC OSTE RET
501670	CROCKARD SET W/CASE
502558	HIBBS RETRACTORS SET TWO
502608	RAGNELL RETRACTOR
504040	LAHEY THYROID RETRACTOR
504071	US ARMY RETRACTORS (SET OF 2)
504090	PARKER RETRACTORS SM
504091	PARKER RETRACTORS LG
504095	GOELET RETRACTOR
504100	CHILDRENS HOSP RET SM
504105	CRILE RETRACTOR
504110	KELLY RETRACTOR SM
504111	KELLY RETRACTOR MED
504112	KELLY RETRACTOR LG
504113	KELLY RETRACTOR XLG
504115	KELLY RET RING HANDLE SM
504116	KELLY RET RING HANDLE MED
504117	KELLY RET RING HANDLE LG
504118	KELLY RET RING HANDLE XLG
504120	RICHARDSON RETRACTOR SM
504121	RICHARDSON RETRACTOR MED
504122	RICHARDSON RETRACTOR LG
504123	RICHARDSON RET W/RING SM
504130	RICHARDSON APPENDIX RET
504131	RICHARDSON APP RET W/RING
504135	RICHARDSON-EASTMAN RET
504210	RIBBON RET SS 1X13
504212	RIBBON RET SS 1 1/2X13
504214	RIBBON RET SS 2X13
504221	VOLKMANN RET 3-PR SHARP 9
504222	VOLKMANN RET 4-PR SHARP 9
504223	VOLKMANN RET 6-PR SHARP 9
504225	VOLKMANN RET 2-PR BLUNT 9
504226	VOLKMANN RET 3-PR BLUNT 9
504227	VOLKMANN RET 4-PR BLUNT 9
504228	VOLKMANN RET 6-PR BLUNT 9
504246	ISRAEL RETRACTOR
504253	OLLIER RETRACTOR
504255	LANGENBECK RETRACTOR NO 1
504256	LANGENBECK RETRACTOR NO 2
504260	SENN RETRACTOR SHARP
504261	SENN RETRACTOR BLUNT
504265	ALMS WOUND RETRACTOR
504290	MATHIEU RETRACTOR SHARP

504291	MATHIEU RETRACTOR BLUNT
504297	GREENE THYROID RETRACTOR
504303	DEAVER RETRACTOR NO 1
504304	DEAVER RETRACTOR NO 2
504306	DEAVER RETRACTOR NO 3
504307	DEAVER RETRACTOR NO 4
504308	DEAVER RETRACTOR NO 5
504316	DEAVER RET W/RING NO 1
504317	DEAVER RET W/RING NO 2
504319	DEAVER RET W/RING NO 3
504320	DEAVER RET W/RING NO 4
504321	DEAVER RET W/RING NO 5
504350	SPRING RETRACTOR NO 1
504351	SPRING RETRACTOR NO 2
504400	OSULLIVAN-OCONNOR ABD RET
504410	MCBURNEY THYROID RET
504485	MEYERDING RET-SKIN HOOK
504500	BALFOUR RET FENES BLADES
504502	BALFOUR RET XDEEP BLADES
504503	BALFOUR RET WITH FENES BLADES
504504	FENES LATERAL BLADE 2 1/2
504505	FENES LATERAL BLADE 3 1/2
504506	FENES LATERAL BLADE 4
504507	BOOKWALTER TBL FIX & RING CASE
504508	BOOKWALTER BLADES & ACCES CASE
504509	BALFOUR RET FENES 10 1/2
504510	BALFOUR RET 2 1/2 FEN BLD
504514	BALFOUR RET TWO BLADES
504516	CENTER BLADE 3-1/2" X 1-3/4"
504521	CENTER BLADE 2-3/4" X 2-3-4"
504522	CENTER BLADE 3-1/4" X 2-3/4"
504524	HORGAN CENTER BLADE 2
504526	FOURTH ARM ATTACHMENT LT
504527	FOURTH ARM ATTACHMENT RT
504542	BOOKWALTER*RET KIT II
504546	BOOKWALTER RECTAL KIT
504547	MAGRINA-BOOKWALTER VAG KT
504552	BOOKWALTER*RET HORIZ BAR
504553	BOOKWALTER* VERT EXT BAR
504554	BOOKWALTER* POST COUP 1X1
504556	BOOKWALTER* RET OV RNG LG
504557	BOOKWALTER*RET OV RNG MD
504558	BOOKWALTER* RET OV RNG SM
504559	BOOKWALTER* RET RND RNG M
504560	BOOKWALTER* RET RND RNG L
504561	BOOKWALTER* RET ML BL 2X6
504562	BOOKWALTER* ML BL 11/2X6
504563	BOOKWALTER RET KL BL 2X2
504565	BOOKWALTER* KL BL 2X11/2
504566	BOOKWALTER*HARRG RET BL
504567	BOOKWALTER*RET ML BL 3X6
504568	BOOKWALTER* RET KL BL 2X3
504569	BOOKWALTER* RET KL BL 2X4
504570	BOOKWALTER* RET KL BL 2X5
504571	BOOKWALTER*RET KL BL 2X6
504572	BOOKWALTER* RET KB 2X21/2
504574	BOOKWALTER*RET KB 1X1 1/2
504575	BOOKWALTER*RET KB 1X2 1/2
504576	BOOKWALTER*BLF BL 2 5/8 X 3
504577	BOOKWALTER*RET GELPI BL
504578	BOOKWALTER SM INCIS KIT
504579	BOOKWALTER*RET RAT MECH

504580	BOOKWALTER* TILT RAT MECH
504581	BKWLTR TABLE POST 12"
504582	BOOKWALTER* HORIZ FLEXBAR
504583	BOOKWALTER*SEG RING MED
504584	BOOKWALTER ROUND RING SM
504585	BOOKWALTER RECTAL BLD SM
504586	BOOKWALTER RECTAL BLD LG
504587	BOOKWALTER SEG RING SM
504588	BOOKWALTER SEG RING LG
504589	BOOKWALTER ROTILT RACHET
504591	VAGINAL RET LATERAL BLADE
504592	VAGINAL RET DEAVER BLD SM
504593	VAGINAL RET DEAVER BLD LG
504594	VAGINAL RET POSTERIOR BLD
504595	BW ELIPTICAL SEGMENTED RING
504596	B-RICHARDSON BLADE SET/3
504597	B-RICHARDSON BLD 3/4X1"
504598	B-RICHARDSON BLD 3/4X2"
504599	B-RICHARDSON BLD 1X1 1/4"
504600	BOOKWALTER IMA RET KIT
504601	BOOKWALTER IMA CROSSBAR
504602	BOOKWALTER IMA RATCH MECH
504603	BOOKWALTER IMA RET BLADE
504604	BOOKWALTER IMA RET CASE
504610	BOOKWALTER ENDO INSTRU HOLDER
504611	BOOKWALTR ENDO INSTRU HOLD KIT
504625	BOOKWALTER* CABLE CLIP
504631	BOOKWALTER SPINL RETR KIT
504634	BKWLTR RND RNG SGMNT MED
504635	BOOKWALTER*SM RND RINGSEG
504636	BOOKWALTER* 4" STR SEG
504637	BOOKWALTER* 6" STR SEG
504638	BOOKWALTER* 8" STR SEG
504639	B-SCOVILLE HOOK RETR-SM
504640	B-SCOVILLE HOOK RETR LG
504641	BKWLTR-MEYERDING BLADE-SM
504642	BKWLTR-MEYERDING BLD-MED
504643	BKWLTR-MEYERDING BLD- LG
504644	BKWLTR RAKE RETR-DEEP
504645	BKWLTR RAKE RETR-MED
504646	BKWLTR RAKE RETR-LARGE
504647	BOOKWALTER* SPNL RETR CS
504669	BW SPR MLLBLE BLD W/LIP SMALL
504670	BW SPR MLLBLE BLD W/LIP MEDIUM
504671	BW SPR MLLBLE BLD W/LIP LARGE
504672	BW MALLEABLE BLAD W/LIP SMALL
504673	BW MALLEABLE BLAD W/LIP MEDIUM
504674	BW MALLEABLE BLAD W/LIP LARGE
504675	BOOKWALTER IMA T-CROSS BAR
504676	BKWLTR VIOLI EHDO INST HLDR
504677	BW RADIO BLADE HOLDER SQUARE
504678	BOOKWALTER IRONMAN
504679	BOOKWALTER STRETCHER CLAMP
504680	BKWLTR VIOLI POST HOLDER
504681	BKWLTR VIOLI GOOSE NK TBL PST
504682	BOOKWALTER UNIVERSAL TBL CLAMP
504683	BOOKWALTER TABLE POST 8"
504684	BW SMALL RING W SUTURE 9.5"
504685	VIOLI TELESCPC IRONMN BOOKWLTR
504686	TILT RATCHET LOW PROFILE
504688	BW LIGHT WGHT TABLE CLAMP 12"
504689	MAGRINA-BW SEGMENT PELVIC RING

504690	MAGRINA-BW PELVIC RING
504691	BW SUPER MALLEABLE BLD LIP 1X4
504692	MAGRINA-BW SEGMENTED PELVIC KT
504693	MAGRINA-BW PELVIC KIT
504694	BW MALLEABLE BLADE W/ LIP 1X4
504695	LOW PROFILE ROTILT
504697	BW LIGHT WGHT TABLE CLAMP 16"
504756	BOOKWALTER RET BLADE ATTACH 30
504797	CODMAN BW EXTENSION BAR 18"
504805	UNIVERSAL ARM SYSTEM
504806	UFA Ring Adp
504807	UFA Lap Inst Adp
504808	UFA Camera Lens Adp
504809	UFA Camera House Adp
504810	ADAPTABLE RING SYSTEM
504811	ADJUSTABLE RING SEG SMALL RND
504812	ADJUSTABLE RING SEG MED RND
504813	ADJUSTABLE RING SEG MED OVAL
505540	JACKSON VAGINAL RET SM
505541	JACKSON VAGINAL RET MED
505542	JACKSON VAGINAL RET LG
505566	HEANEY HYSTER RET MED
505567	HEANEY HYSTER RET LG
505570	HEANEY-SIMON VAGINAL RET
505575	DELEE UNIVERSAL RETRACTOR
505580	TITANIUM BLADE 25MM x 102MM
505581	TITANIUM BLADE 25MM x 127MM
505582	TITANIUM BLADE 25MM x 152MM
505583	TITANIUM BLADE 25MM x 180MM
505584	TITANIUM BLADE 25MM x 203MM
505585	TITANIUM BLADE 51MM x 102MM
505586	TITANIUM BLADE 51MM x 127MM
505587	TITANIUM BLADE 51MM x 152MM
505588	TITANIUM BLADE 51MM x 180MM
505589	TITANIUM BLADE 51MM x 203MM
505608	BOLEY RETRACTOR NO 1
505625	INF FINOCHIETTO RIB RET
505629	BABY DEAVER RETRACTOR 3/8
505630	BABY DEAVER RETRACTOR 5/8
505631	BABY DEAVER RETRACTOR 1
505637	RIBBON RET SS 1/2X8
505638	RIBBON RET SS 5/8X8
505639	RIBBON RET SS 3/4X8
505645	CHILDRENS HOSP S RET
505646	WEITLANER RET SHARP 4
505647	WEITLANER RET BLUNT 4
505651	BABY BALFOUR RETRACTOR
505668	HILL-FERGUSON RECT RET SM
505669	HILL-FERGUSON RECT RET LG
505671	SAWYER RECTAL RETRACTOR
506536	ROLLET LACRIMAL SAC RET
508005	COOLEY ATRIAL RET LT
508006	COOLEY ATRIAL RET RT
508007	COOLEY ATRIAL RET W/TEETH
508011	LIDDICOAT VALVE RET SM
508012	LIDDICOAT VALVE RET LG
508015	GARRETT PERIPH VASC RET
508016	OCHSNER VASC RET
508022	FINOCHIETTO RIB RET SM
508023	FINOCHIETTO RIB RET MED
508024	FINOCHIETTO RIB RET LG
508028	HAIGHT-FINOCHIETTO RET

508031	BURFORD RIB RETRACTOR
508033	BURFORD RET ALUM 10 OPEN
508050	BAILEY RIB CONTRACTOR
508055	BAILEY-GIBBON RIB CONTRCT
508057	FINO INF RIB RET-CONT
508060	CASTANEDA RETRACTOR SMALL
508061	CASTANEDA RETRACTOR LARGE
508064	TUFFIER RIB RET GROOVED
508065	TUFFIER RIB RET ROUGHENED
508066	MORSE STERNAL RET CHILD
508067	MORSE STERNAL RET ADULT
508068	ANKENEY STERNAL RET CHILD
508069	ANKENEY STERNAL RET ADULT
508070	ANKENEY RET BLADES 5 CM.
508072	MURPHY RET 4-PR SHARP
508080	COLLINS STERNUM RET BODY
508081	COLLINS RADIOPARENT BLADE
508085	PACIFICO STERNAL RET
508090	FAVALORO-MORSE STERN RET
508095	DAVIDSON SCAPULA RET SM
508096	DAVIDSON SCAPULA RET LG
508100	HARRINGTON SPLANCH RET SM
508102	HARRINGTON SPLANCH RET LG
508133	BURFORD RIB RET CHILD
508153	ALLISON LUNG RET ADULT
508160	DARLING POPLITEAL RET LT
508161	DARLING POPLITEAL RET RT
508500	BASKET FULL LENGTH 30MM
508501	BASKET FULL LENGTH 50MM
508502	BASKET FULL LENGTH 70MM
508503	BASKET FULL LENGTH 100MM
508504	BASKET HALF LENGTH 30MM
508505	BASKET HALF LENGTH 50MM
508506	BASKET HALF LENGTH 70MM
508507	BASKET HALF LENGTH 100MM
508508	BASKET THREE-QTR LENGTH 30MM
508509	BASKET THREE-QTR LENGTH 50MM
508510	BASKET THREE-QTR LENGTH 70MM
508511	BASKET THREE-QTR LENGTH 100MM
508512	WIRE BASE HALF LENGTH
508513	WIRE BASE THREE-QTR LENGTH
508514	WIRE BASE FULL LENGTH
508550	MAT HALF LENGTH
508551	MAT THREE-QTR LENGTH
508552	MAT FULL LENGTH
508726	BASE W/FILTER FULL 100MM
508727	BASE W/FILTER FULL 135MM
508728	BASE W/FILTER FULL 150MM
508729	BASE W/FILTER FULL 200MM
508730	BASE W/FILTER FULL 260MM
508731	BASE W/FILTER HALF 100MM
508732	BASE W/FILTER HALF 135MM
508733	BASE W/FILTER HALF 150MM
508734	BASE W/FILTER HALF 200MM
508735	BASE W/FILTER HALF 260MM
508736	BASE W/FILTER THREE-QTR 100MM
508737	BASE W/FILTER THREE-QTR 135MM
508738	BASE W/FILTER THREE-QTR 150MM
508739	BASE SOLID FULL 100MM
508740	BASE SOLID FULL 135MM
508741	BASE SOLID FULL 150MM
508742	BASE SOLID FULL 200MM

508743	BASE SOLID FULL 260MM
508744	BASE SOLID HALF 100MM
508745	BASE SOLID HALF 135MM
508746	BASE SOLID HALF 150MM
508747	BASE SOLID HALF 200MM
508748	BASE SOLID HALF 260MM
508749	BASE SOLID THREE-QTR 100MM
508750	BASE SOLID THREE-QTR 135MM
508751	BASE SOLID THREE-QTR 150MM
508869	SECURITY LID FULL GREY
508870	SECURITY LID FULL YELLOW
508871	SECURITY LID FULL GREEN
508872	SECURITY LID FULL BLUE
508873	SECURITY LID FULL RED
508874	SECURITY LID FULL BLACK
508875	SECURITY LID HALF GREY
508876	SECURITY LID HALF YELLOW
508877	SECURITY LID HALF GREEN
508878	SECURITY LID HALF BLUE
508879	SECURITY LID HALF RED
508880	SECURITY LID HALF BLACK
508881	SECURITY LID THREE-QTR GREY
508882	SECURITY LID THREE-QTR YELLOW
508883	SECURITY LID THREE-QTR GREEN
508884	SECURITY LID THREE-QTR BLUE
508885	SECURITY LID THREE-QTR RED
508886	SECURITY LID THREE-QTR BLACK
508944	FILTER LID FULL GREY
508945	FILTER LID FULL YELLOW
508946	FILTER LID FULL GREEN
508947	BASE W/FILTER FULL 150MM
508948	FILTER LID FULL RED
508949	FILTER LID FULL BLACK
508950	FILTER LID HALF GREY
508951	FILTER LID HALF YELLOW
508952	FILTER LID HALF GREEN
508953	FILTER LID HALF BLUE
508954	FILTER LID HALF RED
508955	FILTER LID HALF BLACK
508956	FILTER LID THREE-QTR GREY
508957	FILTER LID THREE-QTR YELLOW
508958	FILTER LID THREE-QTR GREEN
508959	FILTER LID THREE-QTR BLUE
508960	FILTER LID THREE-QTR RED
508961	FILTER LID THREE-QTR BLACK
509000	NAME PLATE ALUMINUM RED
509001	NAME PLATE ALUMINUM BLUE
509002	NAME PLATE ALUMINUM GREEN
509003	NAME PLATE ALUMINUM YELLOW
509004	NAME PLATE ALUMINUM GREY
509005	NAME PLATE ALUMINUM BLACK
509006	PAPER LABEL W/INDICATOR SMALL
509007	FILTER LID FULL BLACK
509008	SECURITY SEAL BLUE
509010	FILTER LID FULL BLACK
509012	FILTER LID FULL BLACK
509013	ERGONOMIC HAND GRIP BLUE
509014	ERGONOMIC HAND GRIP GREEN
509015	ERGONOMIC HAND GRIP YELLOW
509016	ERGONOMIC HAND GRIP GREY
509017	ERGONOMIC HAND GRIP BLACK
509018	HOLDING PIN FOR DIVIDER

509019	HOLDING PIN FOR INSTRUMENT
509020	BASKET HANDLE TAG
509021	SPRING CLIP 7-12MM
509022	SPRING CLIP 12-16MM
509023	SPRING CLIP 16-25MM
509024	SPRING CLIP 26-36MM
509025	SPRING CLIP 36-45MM
509026	DIVIDER 50X20MM
509027	DIVIDER 130X20MM
509028	DIVIDER 225X20MM
509029	DIVIDER 460X20MM
509030	SPACER POLYMER
509031	RAIL SLIDING 230MM
509032	RAIL SLIDING 470MM
509033	BAR LIMITING 230MM
509034	BAR LIMITING 470MM
509035	SPIRAL HOLDER DOUBLE 230MM
509036	SPIRAL HOLDER SINGLE 130MM
509037	LIMITING BAR 110MM
509038	LIMITING BAR 170MM
509039	LIMITING BAR 230MM
509040	LIMITING BAR 470MM
509041	SPIRAL HOLDER LIMITING BAR
509042	SPIRAL DIVIDER DOUBLE 230MM
509043	SPIRAL DIVIDER SINGLE 130MM
509044	FILTER RETENTION PLATE
509045	NUT, M4
509046	TURN KEY NUT, M4
509102	Security Seal Steam w/IND
509103	Security Seal ETO w/o IND
509104	Security Seal ETO w/IND
509105	Security Seal HP w/o IND
509106	Security Seal HP w/IND
509107	Filter Hydrogen Peroxide
509108	Indicator Card ETO - Small
509109	Indicator Card ETO - Large
509110	Indicator Card HP - Small
509111	Indicator Card HP - Large
511066	RANEY LAMINA PUNCH 7
511085	CODMAN* PUNCH 3MM/7
511086	CODMAN* PUNCH 5MM/7
511087	CODMAN* PUNCH 3MM/8
511088	CODMAN* PUNCH 5MM/8
515510	WITTNER BIOPSY PUNCH STR
518000	KARP AORTIC PUNCH 4 MM
518006	SWEET STERNAL PUNCH
521005	JOSEPH PERIOSTEAL RASP
528000	DOYEN RIB RASPATORY LT
528001	DOYEN RIB RASPATORY RT
531010	LUER RONGEUR STR
531011	LUER RONGEUR CVD
531015	REINER RONGEUR SM
531016	REINER RONGEUR MED
531030	DEVILBISS RONGEUR
531035	BACON RONGEUR
531040	ADSON RONGEUR
531045	ECHLIN RONGEUR 2 MM
531046	ECHLIN RONGEUR 3 MM
531047	ECHLIN RONGEUR 4 MM
531055	STOOKEY RONGEUR
531060	FULTON RONG STR NAR 7 1/2
531061	FULTON RONG SLT NAR 7 1/2

531066	FULTON RONG STR NAR 9 1/2
531067	FULTON RONG SLT NAR 9 1/2
531080	S-P RONGEUR STR 7 1/2
531081	S-P RONGEUR SLT CVD 7 1/2
531083	S-P RONGEUR STR 9 1/2
531084	S-P RONGEUR SLT CVD 9 1/2
531085	S-P RONGEUR FUL CVD 9 1/2
531095	ZAUFAL-JANSEN RONGEUR
531100	BEYER RONGEUR DBLE ACT
531102	LEMPERT RONGEUR CVD
531108	LEMPERT RONGEUR STR
531118	STILLE RONG FLAT LOW JAW
531125	CODMAN* LEKSELL REG WIDE
531126	CODMAN* LEKSELL FULL WIDE
531127	CODMAN* LEKSELL REG NARR
531128	CODMAN* LEKSELL FULL NARR
531130	STILLE-LUER RONGEUR STR
531131	STILLE-LUER RONGEUR CVD
531133	STILLE-LUER RONGEUR ANG
531157	F SMITH-KERRISON RONG UP
531158	F SMITH-KERRISON RONG DWN
531159	F-S IVD RONG 7 SHFT STR 2
531160	F-S IVD RONG 7 SHAFT UP 2
531161	F-S IVD RONG 7 SHFT DWN 2
531162	F-S IVD RONG 7 SHFT STR 3
531163	F-S IVD RONG 7 SHAFT UP 3
531164	F-S IVD RONG 7 SHFT DWN 3
531165	F-S IVD RONG 7 SHFT STR 4
531166	F-S IVD RONG 7 SHAFT UP 4
531167	F-S IVD RONG 7 SHFT DWN 4
531171	CODMAN* IVD RONGEUR 4X8
531190	SCHLESINGER IVD RONG 2MM
531191	SCHLESINGER IVD RONG 3MM
531192	SCHLESINGER IVD RONG 4MM
531195	CUSHING IVD RONGEUR STR 6
531196	CUSHING IVD RONGEUR UP 6
531197	CUSHING IVD RONGEUR DWN 6
531200	LOVE-GRUEN IVD RONG STR 6
531201	LOVE-GRUEN IVD RONG UP 6
531210	SPURLING IVD RONG STR 6
531211	SPURLING IVD RONG UP 6
531212	SPURLING IVD RONG DOWN 6
531220	CODMAN* IVD RONGEUR 6X10
531221	CODMAN* IVD RONGEUR STR
531222	CODMAN* IVD RONGEUR UP
531223	CODMAN* IVD RONGEUR DOWN
531224	HOEN IVD RONGEUR
531225	CODMAN* IVD RONGEUR 6X12
531230	CUSHING IVD RONGEUR STR 7
531232	CUSHING IVD RONGEUR UP 7
531233	CUSHING IVD RONGEUR DWN 7
531235	LOVE-GRUEN IVD RONG STR 7
531236	LOVE-GRUEN IVD RONG UP 7
531237	LOVE-GRUEN IVD RONG DWN 7
531240	SPURLING IVD RONG STR 7
531241	SPURLING IVD RONG UP 7
531242	SPURLING IVD RONG DOWN 7
531250	DELICATE IVD RONGEUR STR
531251	DELICATE IVD RONGEUR UP
531252	DELICATE IVD RONGEUR DOWN
531255	PEAPOD IVD RONGEUR
531258	SPENCE IVD RONGEUR

531262	OLDBERG IVD RONGEUR
531280	WILDE IVD RONGEUR STR #1
531281	WILDE IVD RONGEUR STR #2
531282	WILDE IVD RONGEUR STR #3
531290	CUSHING IVD RONGEUR STR 5
531291	CUSHING IVD RONGEUR UP 5
531292	CUSHING IVD RONGEUR DWN 5
531295	LOVE-GRUEN IVD RONG STR 5
531296	LOVE-GRUEN IVD RONG UP 5
531297	LOVE-GRUEN IVD RONG DWN 5
531300	SPURLING IVD RONG STR 5
531310	RUSKIN RONGEUR STR SM JAW
531311	RUSKIN RONGEUR CVD SM JAW
531312	RUSKIN RONGEUR STR LG JAW
531313	RUSKIN RONGEUR CVD LG JAW
531325	SELVERSTONE IVD RONG 2X3
531326	SELVERSTONE IVD RONG 2X5
531370	CODMAN* KERRISON 6 UP 3
531371	CODMAN* KERRISON 6 UP 5
531372	CODMAN* KERR 7 1/2 UP 3
531373	CODMAN* KERR 7 1/2 UP 5
531374	CODMAN* KERRISON 6 DWN 3
531375	CODMAN* KERRISON 6 DWN 5
531376	CODMAN* KERR 7 1/2 DWN 3
531377	CODMAN* KERR 7 1/2 DWN 5
531380	CODMAN* SCHLES 6 UP 3
531381	CODMAN* SCHLES 6 UP 5
531382	CODMAN* SCHLES 6 DOWN 3
531383	CODMAN* SCHLES 6 DOWN 5
531385	CODMAN* KERR 40D 6 SHFT 3
531386	CODMAN* KERR 40D 6 SHFT 5
531387	CODMAN* KERR 40D 7-1/2 SH
531388	CODMAN* KERR 40D 7 SHFT 5
531400	LMBR KRRSN 2MM 40DEG UP 7"
531401	LMBR KRRSN 2MM 90DEG UP 7"
531402	LUMBAR KERR 7 3MM 40 UP
531403	LUMBAR KERR 7 3MM 90 UP
531404	LUMBAR KERR 7 3MM 90 DN
531405	LUMBAR KERR 7 4MM 40 UP
531406	LUMBAR KERR 7 4MM 90 UP
531407	LUMBAR KERR 7 4MM 90 DN
531408	LUMBAR KERR 7 5MM 40 UP
531409	LUMBAR KERR 7 5MM 90 UP
531410	LUMBAR KERR 7 5MM 90 DN
531411	LUMBAR KERR 7 6MM 40 UP
531412	LUMBAR KERR 7 6MM 90 UP
531413	LUMBAR KERR 7 6MM 90 DN
531414	LUMBAR KERR 8 3MM 40 UP
531415	LUMBAR KERR 8 3MM 90 UP
531416	LUMBAR KERR 8 3MM 90 DN
531417	LUMBAR KERR 8 4MM 40 UP
531418	LUMBAR KERR 8 4MM 90 UP
531419	LUMBAR KERR 8 4MM 90 DN
531420	LUMBAR KERR 8 5MM 40 UP
531421	LUMBAR KERR 8 5MM 90 UP
531422	LUMBAR KERR 8 5MM 90 DN
531423	LUMBAR KERR 8 6MM 40 UP
531424	LUMBAR KERR 8 6MM 90 UP
531425	LUMBAR KERR 8 6MM 90 DN
531426	LUMBAR KERR 11 3MM 40 UP
531427	LUMBAR KERR 11 4MM 40 UP
531428	LUMBAR KERR 11 5MM 40 UP

531429	LUMBAR KERR 11 6MM 40 UP
531480	LMBR KRRSN 2MM 40DEG UP 8"
531481	LMBR KRRSN 2MM 90DEG UP 8"
531482	LMBR KRRSN 2MM 40DEG UP 9"
531483	LMBR KRRSN 2MM 90DEG UP 9"
531484	LMBR KRRSN 3MM 40DEG UP 9"
531485	LMBR KRRSN 4MM 40DEG UP 9"
531486	LMBR KRRSN 5MM 40DEG UP 9"
531487	LMBR KRRSN 6MM 40DEG UP 9"
531500	CERV T-F KERR 6 40 UP 2MM
531501	CERV T-F KERR 6 90 UP 2MM
531502	CERV T-F KERR 6 90 DN 2MM
531503	CERV T-F KERR 6 40 UP 3MM
531504	CERV T-F KERR 6 90 UP 3MM
531505	CERV T-F KERR 6 90 DN 3MM
531506	CERV T-F KERR 6 40 UP 4MM
531507	CERV T-F KERR 6 90 UP 4MM
531508	CERV T-F KERR 6 90 DN 4MM
531509	CERV T-F KERR 6 40 UP 5MM
531510	CERV T-F KERR 6 90 UP 5MM
531511	CERV T-F KERR 6 90 DN 5MM
531512	CERV T-F KERR 7 40 UP 2MM
531513	CERV T-F KERR 7 90 UP 2MM
531514	CERV T-F KERR 7 90 DN 2MM
531515	CERV T-F KERR 7 40 UP 3MM
531516	CERV T-F KERR 7 90 UP 3MM
531517	CERV T-F KERR 7 90 DN 3MM
531518	CERV T-F KERR 7 40 UP 4MM
531519	CERV T-F KERR 7 90 UP 4MM
531520	CERV T-F KERR 7 90 DN 4MM
531521	CERV T-F KERR 7 40 UP 5MM
531522	CERV T-F KERR 7 90 UP 5MM
531523	CERV T-F KERR 7 90 DN 5MM
531524	CERV T-F KERR 8 40 UP 2MM
531525	CERV T-F KERR 8 90 UP 2MM
531526	CERV T-F KERR 8 90 DN 2MM
531527	CERV T-F KERR 8 40 UP 3MM
531528	CERV T-F KERR 8 90 UP 3MM
531529	CERV T-F KERR 8 90 DN 3MM
531530	CERV T-F KERR 8 40 UP 4MM
531531	CERV T-F KERR 8 90 UP 4MM
531532	CERV T-F KERR 8 90 DN 4MM
531533	CERV T-F KERR 8 40 UP 5MM
531534	CERV T-F KERR 8 90 UP 5MM
531535	CERV T-F KERR 8 90 DN 5MM
531536	CLASSIC* T-F CERVICAL RNG 0.6M
531537	CLASSIC* T-F CERVICAL RONG 1MM
531538	CLASSIC* T-F CERVICAL RNG 0.6M
531539	CLASSIC* T-F CERVICAL RONG 1MM
531542	531542CD - CRVCL RNGR 2MM 40DEG UP 7"
531544	531544CD - CRVCL RNGR 3MM 40DEG UP 7"
531546	531546CD - CRVCL RNGR 4MM 40DEG UP 7"
531612	531612LD LUMBAR RONGEUR 2MM DET 40 UP 7
531615	531615LED LUMBAR RONGEUR 3MM DET 40 UP 7
531618	531618LED LUMBAR RONGEUR 4MM DET 40 UP 7
531642	9 RONGEUR, DT, 40 UP, 2MM
531645	9 RONGEUR, EJ, DT, 40 UP 3MM
531648	9 RONGEUR, EJ, DT, 40 UP 4MM
531660	RAPIDCLEAN STERILIZATION TRAY
534000	DECKER MICRO RONGEUR STR
534002	DECKER MICRO RONGEUR LT
534005	RHOTON MIC CUP FCP ST 1MM

534006	RHOTON MIC CUP FCP RT 1MM
534007	RHOTON MIC CUP FCP LT 1MM
534008	RHOTON MIC CUP FCP ST 2MM
534009	MICROCUP PIT FCPS 20CM1MM
534010	MICROCUP FCP 20CM 2MM CP
541005	ADSON GANGLION SCISS STR
541006	ADSON GANGLION SCISS CVD
541010	MIXTER SCISSORS STR
541015	SCISSORS 7 IN CVD MALIS
541020	METZ SCISSORS STR 5 3/4
541021	METZ SCISSORS CVD 5 3/4
541023	METZ SCISSORS CVD 5
541026	SCISSORS 7 IN STR METZ
541027	SCISSORS 7 IN CVD METZ
541030	METZ SCISSORS CVD 8
541034	METZ SCISSORS CVD 9
541037	METZ SCISSORS CVD 11
541041	DANDY TRIGEM SCISS 7 3/4
541046	STRULLY NEURO SCISSORS
541050	TAYLOR DURAL SCISSORS
541055	FRAZIER DURAL SCISSORS
541075	FINE SCISSORS STR 4 1/4
541076	FINE SCISSORS CVD 4 1/2
541081	BOETTCHER TONSIL SCISS
541091	SWEET PITUITARY SCISS 14
542505	MAYO SCISSORS CVD 9
542515	DELICATE SCISSORS STR B/B
542520	DELICATE SCISSORS CVD B/B
542550	NEW SUTURE SCISSORS
542555	SHORTBENT STITCH SCISSORS
544012	LISTER BAND SCISS 5 3/4
544013	LISTER BAND SCISS 7 1/4
544017	LITTAUER STITCH SCISSORS
544026	OPER SCISS STR S/B 5
544027	OPER SCISS STR S/S 5
544028	OPER SCISS STR B/B 5 1/2
544029	OPER SCISS STR S/B 5 1/2
544030	OPER SCISS STR S/S 5 1/2
544032	OPER SCISS STR S/B 6
544034	OPER SCISS STR B/B 6 1/2
544035	OPER SCISS STR S/B 6 1/2
544066	SCISSOR 51/2 DEAVER STR.
544075	MAYO-NOBLE SCISSORS STR
544076	MAYO-NOBLE SCISSORS CVD
544080	DOYEN ABDOMINAL SCISSORS
544085	FERGUSSON ABDOMINAL SCISS
544088	MAYO SCISS STR 5 3/4 RND
544090	SCISSOR 63/4 STR MAYO BVL
544092	SCISSOR 63/4 STR MAYO RD
544095	SCISSOR 63/4 CVD MAYO BVL
544097	SCISSOR 63/4 CVD MAYO RD
544098	MAYO SCISSORS STR 5 1/2
544099	MAYO SCISSORS CVD 5 1/2
544105	SMITH SUTURE SCISSORS
544110	SUTURE WIRE SCISSORS ANG
544151	JORGENSON DISS SCISSORS
544192	LISTER BAND SCISS LG RING
544205	SPENCER STCH SCISS 4 1/4
544210	WIRE CUTTING SCISSORS
544300	DEL OPER SCISS STR S/B 5
544301	DEL OPER SCISS STR S/S 5
544306	DEL OPER 5 1/2 STR S/B

545500	SIMS UTER SCISS STR B/B
545503	SIMS UTER SCISS CVD B/B
545526	ROBERTS EPISIOTOMY SCISS
545535	MAYO SCISSORS STR 9
545545	AMERICAN UMBILICAL SCISS
545566	SCISSORS 5IN CVD DISSCT
545567	SCISSOR 5IN CVD DEL METZ
545571	DEL LAHEY SCISS CVD 5 3/4
545573	DEL METZ SCISS CVD 7
545578	BUSCH UMBILICAL SCISSORS
545579	BRAUN EPISIOTOMY SCISSORS
545604	DECKER MICRO SCISSORS STR
545605	DECKER MICRO SCISSORS LT
545606	DECKER MICRO SCISSORS RT
545607	MICROSCIS PIT 20CM LG STR
545608	MICRO SCS 20CM LG CVD LFT
545609	MICRO SCS 20CM LG CVD RT
546500	IRIS SCISS STR S/S 4-3/8
546503	IRIS SCISS CVD S/S 4 3/8
546513	WESCOTT TENOTOMY SCISSORS
546515	STRABISMUS SCISSORS STR
546517	STRABISMUS SCISSORS CVD
546520	STEVE TENOT SCIS ST 4 1/8
546521	STEVE TENOT SCIS CV 4 1/8
546522	STEVE TENOT SCIS ST 4 5/8
546523	STEVE TENOT SCIS CV 4 5/8
546524	KNAPP IRIS SCISS STR S/B
546525	KNAPP IRIS SCISS CVD S/B
546526	KNAPP IRIS SCISS STR B/B
546527	KNAPP IRIS SCISS CVD B/B
546571	CASTROVIEJO CORN SCISS CV
546572	CASTROVIEJO CORN SCISS AN
546624	SPENCER STCH SCISS 3 1/2
546630	WESCOTT STITCH SCISSORS
546666	KNIGHT NASAL SCISSORS
548001	POTTS-SMITH SCISSORS 25 D
548002	POTTS-SMITH SCISSORS 45 D
548003	POTTS-SMITH SCISSORS 60 D
548004	MATTOX-POTTS SCISS 5 1/2
548005	DIETHRICH VALVE SCISSORS
548006	DIETHRICH MITRA SCISSOR
548008	FINE VASC SCISS 45D 5 1/4
548010	FAVALORO LT CORONARY SCIS
548011	REUL CORONARY SCISS 45
548012	DEBAKEY ENDART SCISSORS
548014	REUL CORONARY SCISS 60
548016	LAWRIE MOD CIRCUM SCISS
548017	DIETHRICH CORON SCISS 25D
548018	DIETHRICH CORON SCISS 45D
548019	DIETHRICH CORON SCISS 60D
548020	DIETHRICH CIRCUM ART SCIS
548021	DIETHRICH CORON SCISS 90D
548022	LITWAK SCISS LESS CURVE
548023	LITWAK SCISS FULL CURVE
548024	CALCIFIED TISSUE SCISSORS
548025	NELSON SCISSORS STR 9
548026	NELSON SCISSORS CVD 9
548035	DEBAKEY SCISSORS 25D 7
548036	DEBAKEY SCISSORS 45D 7
548037	DEBAKEY SCISSORS 60D 7
561005	CODMAN* DOWEL CUTTER 12MM
561006	CODMAN* DOWEL CUTTER 14MM

561007	CODMAN* DOWEL CUTTER 16MM
561008	CODMAN* DOWEL CUTTER 18MM
562507	KIRSCHNER WIRE CUTTER
562510	CODMAN* WIRE CUTTER SS
568040	DALE THORACIC RONGEUR
568043	BETHUNE RIB SHEARS
568044	STILLE GIERTZ RIB SHEARS
568051	SAUERBRUCH RIB SHEARS
568055	CORYLLOS RIB SHEARS LT
568056	CORYLLOS RIB SHEARS RT
576546	TYDINGS TONSIL SNARE
585669	SIMPSON UTER SOUND CMS
591000	WOODSON ELEVATOR-SPATULA
591070	SCOVILLE BRAIN SPATULA SM
591071	SCOVILLE BRAIN SPATULA LG
591080	DAVIS BRAIN SPATULA 1/4
591081	DAVIS BRAIN SPATULA 3/8
591082	DAVIS BRAIN SPATULA 1/2
591083	DAVIS BRAIN SPATULA 5/8
591084	DAVIS BRAIN SPATULA 3/4
591085	DAVIS BRAIN SPATULA 1
591086	DAVIS BRAIN SPATULA 1 1/4
591087	DAVIS BRAIN SPATULA 1 1/2
601000	CUSHING PITUITARY SPOON 1
601001	CUSHING PITUITARY SPOON 2
601002	CUSHING PITUITARY SPOON 3
601003	CUSHING PITUITARY SPOON 4
601010	CUSHING SPAT SPOON 6 3/4
611004	CODMAN* CERV SPREAD NO 1
611005	CODMAN* CERV SPREAD NO 2
611025	CODMAN* LUMBAR SPREAD #1
611026	CODMAN* LUMBAR SPREAD #2
612515	INGE LAMINA SPREAD ADULT
612516	INGE LAMINA SPREAD CHILD
612525	LAMINA SPREADER 9 1/2
615505	BENSON PYLORUS SPREADER
634031	CODMAN* DISPOS VEIN STRIP
638011	LEMMON IN7IMA DISS SLT CV
638012	LEMMON IN7IMA DISS MED CV
638013	LEMMON IN7IMA DISS FUL CV
641000	ADSON DURAL NEEDLE HOLDER
642503	MAYO-HEGAR NEEDLE HOLD 8
642509	CRILE-WOOD NEEDLE HOLD 6
642510	BAUMGARTNER NEEDLE HOLD 5
642511	BAUMGARTNER NDLEHLD 5 1/2
642512	MAYO-HEGAR NEEDLE HOLD 6
642513	MAYO-HEGAR NEEDLE HOLD 7
642570	DERF NEEDLE HOLDER
642595	HEANEY NEEDLE HOLDER
646502	BARRAQUER NDLEHLDR W/CAT
646558	HALSEY NEEDLE HOLDER
651001	HOEN ELEVATOR NO 1
651002	HOEN ELEVATOR NO 2
651003	HOEN ELEVATOR NO 3
651005	PRESBYT HOSP ELEVATOR STR
651006	PRESBYT HOSP ELEVATOR CVD
651008	SUNDAY STAPH ELEVATOR
651015	PENFIELD DISSECTOR NO 1
651016	PENFIELD DISSECTOR NO 2
651017	PENFIELD DISSECTOR NO 3
651018	PENFIELD DISSECTOR NO 4
651019	PENFIELD DISSECTOR NO 5

651030	ADSON ELEVATOR NO 1
651031	ADSON ELEVATOR NO 2
651032	ADSON ELEVATOR NO 3
651033	ADSON ELEVATOR NO 4
651038	MILLIGAN DISSECTOR
651045	CUSHING STAPH ELEVATOR
651047	CUSHING JOKER HOLLOW HAND
651048	CUSHING JOKER SOLID HAND
651050	CUSHING NARR SHARP ELEVAT
651056	CODMAN* SHARP ELEVAT 3/16
651057	CODMAN* SHARP ELEVAT 1/4
651058	CODMAN* SHARP ELEVAT 5/16
651059	CODMAN* PERIOS ELEV 12
651064	CODMAN* OSTEOPHYTE ELEV
651075	CUSHING WIDE SHARP ELEV
651076	CUSHING ELEVAT SQ EDGE
651080	IOWA UNIVERSITY ELEVATOR
651092	CUSHING NARSHP EL GUTSCH
651100	FRAZIER DURAL SEPARATOR
651101	HOEN DURAL SEPARATOR NO 1
651102	HOEN DURAL SEPARATOR NO 2
651104	DORSEY DURAL SEPARATOR
651110	LOVE-ADSON ELEVATOR
651115	LANGENBECK ELEVATOR NARR
651116	LANGENBECK ELEVATOR WIDE
651121	CODMAN* SHARP ELEVATOR
651135	WOODSON SEPARATOR-PACKER
652402	MAGNAFREE PENFIELD DISSECTOR 1
652403	MAGNAFREE PENFIELD DISSECTOR 2
652404	MAGNAFREE PENFIELD DISSECTOR 3
652405	MAGNAFREE PENFIELD DISSECTOR 4
652407	MAGNAFREE DRESS FCPS SERR 10"
652410	MAGNAFREE LANGENBECK ELEV (W)
652413	MAGNAFREE ADSON TISS FCPS 5"
652414	MAGNAFREE MAYO HEGAR NDLHLD 7"
652415	MAGNAFREE SPONGE FCPS (SERR)
652416	MAGNAFREE MAYO SCISS STR 6 3/4
652418	MAGNAFREE CRILE FCPS STR 5 1/2
652419	MAGNAFREE CRILE FCP CVD 5 1/2"
652420	MAGNAFREE TISSUE FCPS 5 1/2"
652423	MAGNAFREE WOODSON ELEVATOR
652510	KEY ELEVATOR 1/4
652511	KEY ELEVATOR 3/8
652512	KEY ELEVATOR 1/2
652513	KEY ELEVATOR 3/4
652514	KEY ELEVATOR 1
652545	COBB SPINAL ELEVATOR 3/8
652546	COBB SPINAL ELEVATOR 1/2
652547	COBB SPINAL ELEVATOR 3/4
652549	CARROLL ELEVATOR
656562	BALLENGER SEPTUM ELEVATOR
656600	HURD TONSIL DISSECTOR
656620	FREER SEPTUM ELEVATOR DE
658005	ALEXANDER COSTAL PERIOST
661025	CODMAN* SKULL TONG
661026	NUTS FOR CODMAN* TONGS
661027	S-HOOK FOR CODMAN* TONGS
661028	TEST BAR FOR CODMAN* TONGS
677001	SPINAL FUSION CHISEL, STRAIGHT, 10 1/2"
677003	CODMAN PUKA CHISEL #2, 11"
677018	CHISELS, STRAIGHT STILETTO, 3/4" TIP, 9 1/2"
677028	COBB Spinal Elevator, 3/8" [10mm] Blade Width, 12"

677029	COBB Spinal Elevator, 3/8" [10mm] Blade Width, 13"
677030	COBB Spinal Elevator, 1/2" [13mm] Blade Width, 12"
677031	COBB Spinal Elevator, 1/2" [13mm] Blade Width, 13"
677032	COBB Spinal Elevator, 3/4" [19mm] Blade Width, 12"
677033	COBB Spinal Elevator, 3/4" [19mm] Blade Width, 13"
677034	CUSHING Periosteal Elevator, Sharp, Wide Round Edge, 5/8" Blade width, 9 1/2"
677035	CUSHING Periosteal Elevator, Sharp, Wide Round Edge, 5/8" Blade width, 10 1/2"
677036	CUSHING Periosteal Elevator, Sharp, Wide Square Edge, 5/8" Blade width, 9 1/2"
677037	CUSHING Periosteal Elevator, Sharp, Wide Square Edge, 5/8" Blade width, 10 1/2"
677038	WOODSON ELEVATOR/SPATULA 12"
677039	ELEVATOR-SPATULA (WOODSON), Semi-sharp, 1/8" Blade Width, 1/2" Blade Depth, 12"
677104	COBB Spinal Curette, 12 1/2", No. 000 - 3.25mm Tip
677106	COBB Spinal Curette, 14", No. 000 - 3.25mm Tip
677107	COBB Spinal Curette, 12 1/2", No. 00 - 4.00mm Tip
677108	COBB Spinal Curette, 14", No. 00 - 4.00mm Tip
677109	COBB Spinal Curette, 12 1/2", No. 0 - 5.00mm Tip
677110	COBB Spinal Curette, 14", No. 0 - 5.00mm Tip
677111	COBB Spinal Curette, 12 1/2", No. 1 - 6.00mm Tip
677112	COBB Spinal Curette, 14", No. 1 - 6.00mm Tip
677113	COBB Spinal Curette, 12 1/2", No. 2 - 7.50mm Tip
677114	COBB Spinal Curette, 14", No. 2 - 7.50mm Tip
677115	COBB Spinal Curette, 12 1/2", No. 3 - 9.00mm Tip
677116	COBB Spinal Curette, 14", No. 3 - 9.00mm Tip
677117	COBB Spinal Curette, 12 1/2", No. 4 - 11.50mm Tip
677118	COBB Spinal Curette, 14", No. 4 - 11.50mm Tip
677119	COBB Spinal Curette, 12 1/2", No. 5 - 13.00mm Tip
677120	COBB Spinal Curette, 14", No. 5 - 13.00mm Tip
677121	COBB Spinal Curette, 12 1/2", No. 6 - 15.50mm Tip
677122	COBB Spinal Curette, 14", No. 6 - 15.50mm Tip
677139	HARDY BAY CURRETTE 2MM UP 9.5"
677140	HARDY BAY CURRETTE 2MM UP 11"
677141	HARDY BAY CURRETTE 2MM UP 13"
677142	HARDY BAY CURRETTE 3MM UP 11"
677143	HARDY BAY CURRETTE 3MM UP 13"
677144	HARDY BAY CURRETTE 5MM UP 11"
677145	HARDY BAY CURRETTE 5MM UP 13"
677146	HARDY BAY CURRETTE 2MM DN 9.5"
677147	HARDY BAY CURRETTE 2MM DN 11"
677148	HARDY BAY CURRETTE 2MM DN 13"
677149	HARDY BAY CURRETTE 3MM DN 11"
677150	HARDY BAY CURRETTE 3MM DN 13"
677151	HARDY BAY CURRETTE 5MM DN 11"
677152	HARDY BAY CURRETTE 5MM DN 13"
677153	HARDY CURRETTE 2MM 90 LFT 9.5
677154	HARDY CURRETTE 2MM 90 LFT 11"
677155	HARDY CURRETTE 2MM 90 LFT 13"
677156	HARDY CURRETTE 3MM 90 LFT 11"
677157	HARDY CURRETTE 3MM 90 LFT 13"
677158	HARDY CURRETTE 5MM 90 LFT 11"
677159	HARDY CURRETTE 5MM 90 LFT 13"
677160	HARDY CURRETTE 2MM 45 RT 9.5
677161	HARDY CURRETTE 2MM 45 RT 11"
677162	HARDY CURRETTE 2MM 45 RT 13"
677163	HARDY CURRETTE 3MM 45 RT 11"
677164	HARDY CURRETTE 3MM 45 RT 13"
677165	HARDY CURRETTE 5MM 45 RT 11"
677166	HARDY CURRETTE 5MM 45 RT 13"
677167	HARDY CURRETTE 5MM CVD LFT 11"
677168	HARDY CURRETTE 5MM CVD LFT 13"
677169	HARDY CURRETTE 5MM CVD RT 11"
677170	HARDY CURRETTE 5MM CVD RT 13"

677171	DISC CURETTE STR 4X10 12"
677172	DISC CURETTE STR 4X10 14"
677173	DISC CURETTE STR 6X10 15"
677174	CURETTE, LATERAL (SCOVILLE), 4x10 CUP, 12"
677175	CURETTE, LATERAL (SCOVILLE), 4x10 CUP,14"
677176	CURETTE, LATERAL (SCOVILLE), 6x10 CUP,15"
677177	CURETTE, ANGULAR (SCOVILLE), 4x10 CUP,12"
677178	CURETTE, ANGULAR (SCOVILLE), 4x10 CUP,14"
677179	CURETTE, ANGULAR (SCOVILLE), 6x10 CUP,15"
677186	SPINAL CURETTE STR NO.000 13"
677187	SPINAL CURETTE STR NO.00 13"
677188	SPINAL CURETTE STR NO.0 13"
677189	SPINAL CURETTE STR NO.1 13"
677190	SPINAL CURETTE STR NO.2 13"
677191	SPINAL CURETTE STR NO.3 13"
677192	SPINAL CURETTE STR NO.4 13"
677193	SPINAL CURETTE STR NO.5 13"
677194	SPINAL CURETTE STR NO.6 13"
677209	SPINAL CURETTE STR NO.000 15"
677211	SPINAL CURETTE STR NO.00 15"
677212	SPINAL CURETTE STR NO.0 15"
677213	SPINAL CURETTE STR NO.1 15"
677214	SPINAL CURETTE STR NO.2 15"
677215	SPINAL CURETTE STR NO.3 15"
677216	SPINAL CURETTE STR NO.4 15"
677218	SPINAL CURETTE STR NO.5 15"
677219	CURETTE, SPINAL (ANG), 00 Cup, 11"
677220	CURETTE, SPINAL (ANG), 000 Cup, 11"
677221	SPINAL CURETTE STR NO.6 15"
677239	STILLE-LUER RONGUER 5MM 11"
677240	STILLE-LUER RONGUER 10MM 11"
677241	STILLE-LUER RONGUER 5MM 13"
677242	STILLE-LUER RONGUER 10MM 13"
677267	CODMAN Lumbar Kerrison Ronguer, 2mm Bite, 40 Degrees Up, 10"
677270	CODMAN Lumbar Kerrison Ronguer, 3mm Bite, 40 Degrees Up, 10"
677273	CODMAN Lumbar Kerrison Ronguer, 4mm Bite, 40 Degrees Up, 10"
677276	CODMAN Lumbar Kerrison Ronguer, 5mm Bite, 40 Degrees Up, 10"
677282	CODMAN Lumbar Kerrison Ronguer, 2mm Bite, 40 Degrees Up, 12"
677285	CODMAN Lumbar Kerrison Ronguer, 3mm Bite, 40 Degrees Up, 12"
677288	CODMAN Lumbar Kerrison Ronguer, 4mm Bite, 40 Degrees Up, 12"
677309	MICROSECT Shaver Rongeur, 1.5mm 45 Degree Up Bite, 10"
677310	MICROSECT Shaver Rongeur, 2.0mm 45 Degree Up Bite, 10"
677311	MICROSECT Shaver Rongeur, 2.5mm 45 Degree Up Bite, 10"
677312	MICROSECT Shaver Rongeur, 3.0mm 45 Degree Up Bite, 10"
677313	MICROSECT Shaver Rongeur, 4.0mm 45 Degree Up Bite, 10"
677314	MICROSECT Shaver Rongeur, 1.5mm 45 Degree Up Bite, 12"
677315	MICROSECT Shaver Rongeur, 2.0mm 45 Degree Up Bite, 12"
677316	MICROSECT Shaver Rongeur, 2.5mm 45 Degree Up Bite, 12"
677317	MICROSECT Shaver Rongeur, 3.0mm 45 Degree Up Bite, 12"
677318	MICROSECT Shaver Rongeur, 4.0mm 45 Degree Up Bite, 12"
677319	RONGEUR, IVD STRAIGHT, 3X10MM CUP, (LOVE-GRUENWALD), 11"
677320	RONGEUR, IVD 30 DEGREES UP, 3X10 CUP (LOVE GRUENWALD), 11"
677321	RONGEUR, IVD, 4X10MM CUP, STRAIGHT (SPURLING), 11"
677322	RONGEUR, IVD, 4X10MM CUP, SPURLING (UP BITE),11"
677323	FERRIS SMITH RONGEUR 11"
677324	RONGEUR IVD, 6X10MM CUP (CLOWARD), 11"
677325	CODMAN Lumbar Kerrison Ronguer, 1MM Bite, 40 Degrees Up, 15"
677326	CODMAN Lumbar Kerrison Ronguer, 2MM Bite, 40 Degrees Up, 15"
677327	CODMAN Lumbar Kerrison Ronguer, 3MM Bite, 40 Degrees Up, 15"
677328	CODMAN Lumbar Kerrison Ronguer, 4MM Bite, 40 Degrees Up, 15"
677329	CODMAN Lumbar Kerrison Ronguer, 5MM Bite, 40 Degrees Up, 15"
677330	CODMAN Lumbar Kerrison Ronguer, 1MM Bite, 90 Degrees Up, 15"

677331	CODMAN Lumbar Kerrison Ronguer, 2MM Bite, 90 Degrees Up, 15"
677332	CODMAN Lumbar Kerrison Ronguer, 3MM Bite, 90 Degrees Up, 15"
677333	CODMAN Lumbar Kerrison Ronguer, 4MM Bite, 90 Degrees Up, 15"
677334	CODMAN Lumbar Kerrison Ronguer, 5MM Bite, 90 Degrees Up, 15"
677390	Vascular Dilator, [GARRETT], Malleable Shaft, 1mm, 9 1/2"
677391	Vascular Dilator, [GARRETT], Malleable Shaft, 1.5mm, 9 1/2"
677392	Vascular Dilator, [GARRETT], Malleable Shaft, 2mm, 9 1/2"
677393	Vascular Dilator, [GARRETT], Malleable Shaft, 2.5mm, 9 1/2"
677394	Vascular Dilator, [GARRETT], Malleable Shaft, 3mm, 9 1/2"
677395	Vascular Dilator, [GARRETT], Malleable Shaft, 3.5mm, 9 1/2"
677396	Vascular Dilator, [GARRETT], Malleable Shaft, 4mm, 9 1/2"
677397	Vascular Dilator, [GARRETT], Malleable Shaft, 4.5mm, 9 1/2"
677398	Vascular Dilator, [GARRETT], Malleable Shaft, 5mm, 9 1/2"
677410	DISSECTOR/SPOON 12 1/2"
677411	DISSECTOR/SPOON 13 1/2"
677412	SL CVD DISSECTOR/PACKER 12.5"
677413	SL CVD DISSECTOR/PACKER 13.5
677414	FL CVD DISSECTOR/PACKER 12.5"
677415	FL CVD DISSECTOR/PACKER 13.5
677416	LT CVD DISSECTOR/PACKER 12.5"
677417	LT CVD DISSECTOR/PACKER 13.5
677418	BLUNT DISSECTOR/PACKER 12.5"
677419	BLUNT DISSECTOR/PACKER 13.5
677428	ADSON DISSECTING HOOK SHRP 10"
677429	ADSON DISSECTING HOOK BLNT 10"
677430	HOOK, GANGLION, GASSERIAN (CUSHING), 3/16" (5mm) Hook Depth, 11"
677431	DANDY NERVE HOOK STR BLUNT 10"
677432	HOEN Nerve Hook, Straight, 1/4" (7mm) Hook Depth, 10"
677433	NERVE HOOK 3MM BALL TIP 10"
677434	NERVE HOOK 2MM BLUNT TIP 10"
677435	NERVE HOOK 3MM BLUNT TIP 10"
677436	RHOTON NERVE HOOK NO. 9, 10"
677437	RHOTON NERVE HOOK NO. 10, 10"
677438	RHOTON NERVE HOOK NO. 11, 10"
677440	HOOK, SHARP (TRACHEA), 3/16" (5mm) Hook Depth, 12"
677462	CODMAN Retractors [Volkman] Four Prong, Sharp, 12"
677463	CODMAN Retractors [Volkman] Four Prong, Blunt, 12"
677464	CODMAN Retractors [Volkman] Four Prong, Sharp, 14"
677465	CODMAN Retractors [Volkman] Four Prong, Blunt, 14"
677466	CODMAN Retractors [Volkman] Six Prong, Sharp, 12"
677467	CODMAN Retractors [Volkman] Six Prong, Blunt, 12"
677468	CODMAN Retractors [Volkman] Six Prong, Sharp, 14"
677469	CODMAN Retractors [Volkman] Six Prong, Blunt, 14"
677470	CODMAN Retractor [Ollier], Four Prong, Blunt, 11"
677471	CODMAN Retractor [Ollier], Four Prong, Blunt, 13"
677472	RIBBON Malleable Retractor, 1/2" Blade Width, 14"
677473	RIBBON Malleable Retractor, 5/8" Blade Width, 14"
677474	RIBBON Malleable Retractor, 3/4" Blade Width, 14"
677475	RIBBON Malleable Retractor, 1" Blade Width, 14"
677476	RIBBON Malleable Retractor, 11/2" Blade Width, 14"
677477	RIBBON Malleable Retractor, 2" Blade Width, 14"
677482	HARRINGTON RETRACTOR, 14"
677483	KELLY RETRACTOR 3X3 BLADE 11"
677484	KELLY RETRACTOR 3X4 BLADE 11"
677485	KELLY RETRACTOR 3X5 BLADE 11"
677486	KELLY RETRACTOR 3X3 BLADE 13"
677487	KELLY RETRACTOR 3X4 BLADE 13"
677488	KELLY RETRACTOR 3X5 BLADE 13"
677489	KELLY RTRCTR R GRP 3X3 BLD 11"
677490	KELLY RTRCTR R GRP 3X4 BLD 11"
677491	KELLY RTRCTR R GRP 3X5 BLD 11"
677492	KELLY RTRCTR R GRP 3X3 BLD 13"

677493	KELLY RTRCTR R GRP 3X4 BLD 13"
677494	KELLY RTRCTR R GRP 3X5 BLD 13"
677495	BW-HARRINGTON RETRACTOR 2.5X7
677496	BW-HARRINGTON RETRACTOR 2X7
677497	BW-HARRINGTON RETRACTOR 2X8
677498	DEAVER RETRACTOR #4 2X12
677499	Bookwalter Malleable Blade 3" x 11"
677500	Bookwalter Malleable Blade 4" x 11"
677501	KELLY BLADE 3X11
677502	Bookwalter Malleable Blade 1½" x 11"
677504	Bookwalter Malleable Blade 2" x 11"
677505	RETRACTOR, SPLANCHNIC, 64MM WIDTH. (HARRINGTON), 20"
677508	RETRACTOR WEITLANER SHARP 14"
677509	RETRACTOR WEITLANER BLUNT 14"
677510	RETRACTOR GELPI 11" 280MM
677521	CLAMP, COARCTATION CURVED (WHITE), 10 1/2"
677522	CLAMP, COARCTATION CURVED (WHITE), 12"
677523	CLAMP, VASCULAR (DEBAKEY CLASSIC), 9"
677524	CLAMP, VASCULAR (DEBAKEY CLASSIC), 10"
677525	CLAMP, COARCTATION (GLOVER CLASSIC), 10"
677526	CLAMP, COARCTATION (GLOVER CLASSIC), Curved, 10"
677527	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Angled, 10 1/4"
677528	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Straight, 10 1/4"
677529	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Angled, 11 1/4"
677530	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Straight, 11 1/4"
677531	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Angled, 13"
677532	CLAMP, INTEST, NON-CRUSHING (GLASSMAN), Straight, 13"
677533	CLAMP, ILIAC (COOLEY CLASSIC), Angle, 2x2 Vascular Teeth, 12"
677534	CLAMP, LIGATURE CARRYING (DEBAKEY-SEMB CLASSIC), 11"
677535	CLAMP, LIGATURE CARRYING (DEBAKEY-SEMB CLASSIC), 12"
677563	MIXTER THORACIC CLAMP FCPS CURVED 230MM, 12"
677564	CLAMP, ANASTOMOSIS (COOLEY CLASSIC), 12"
677565	ROCHESTER CLAMP 12"
677566	ROCHESTER CLAMP 14"
677567	COOLEY CLAMP , 12"
677568	CLAMP, HEMOSTATIC, RIGHT ANGLE, 14" (CLASSIC)
677579	TISSUE FORCEPS MULTI TEETH 12"
677580	TISSUE FORCEPS MULTI TEETH 14"
677581	TISSUE FORCEPS MULTI TEETH 16"
677582	FORCEPS, TISSUE, 8", GENERAL SURGERY, 2mm
677583	FORCEPS, TISSUE, 8", GENERAL SURGERY, 3mm
677584	FORCEPS, TISSUE, 10", GENERAL SURGERY, 2mm
677585	FORCEPS, TISSUE, 10", GENERAL SURGERY, 3mm
677586	FORCEPS, TISSUE, 12", GENERAL SURGERY, 2mm
677587	FORCEPS, TISSUE, 12", GENERAL SURGERY, 3mm
677601	FORCEPS, INTESTINAL, 12" (SINGLEY)
677602	FORCEPS, HYSTERECTOMY, HEAVY JAWS, DOUBLE TOOTH, 1 1/2" (38mm) Jaw Length, 12"
677605	FORCEPS, HYSTERECTOMY, STRAIGHT, SINGLE TOOTH, 1 3/4" (44mm) Jaw Length, 12"
677606	FORCEPS, TISSUE (RUSSIAN), 7.2mm TIP, 11"
677607	FORCEPS, TISSUE (RUSSIAN), 7.2mm TIP, 12"
677608	FORCEPS, TISSUE, 14" (BABCOCK)
677609	FORCEPS, TISSUE, 14" (DEBAKEY CLASSIC)
677611	MIXTER FORCEPS 14"
677612	FORCEPS, HEMOSTATIC, CURVED (SCHNIDT), 14"
677613	PEAN CROSS SERR FORCEP 14"
677614	FORCEPS, THORACIC (WILLAUER-ALLIS), 8mm Tip Width, 14"
677615	FORCEPS, HEMOSTATIC, DELICATE (CLASSIC PLUS), 80 DEG CURVE, 14"
677623	MAYO-HEGAR NEEDLE HOLDERS 14"
677624	CRILE WOOD NEEDLE HOLDER 14"
677637	MAYO SCISSORS 14"

677640	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 11", Sharp/sharp Curved
677641	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 13", Sharp/sharp Curved
677642	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 15", Sharp/sharp Curved
677643	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 11", blunt/blunt Curved
677644	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 13", blunt/blunt Curved
677645	METZENBAUM Classic Plus Dissecting Scissors, Delicate, 15", blunt/blunt Curved
677646	METZ SCISSORS 14"
677647	METZENBAUM SCISSORS 14"
677648	METZENBAUM SCISSORS 11"
677663	SCISSORS, STRAIGHT, ABDOMINAL (DOYEN), 11"
677664	SCISSORS, STRAIGHT, ABDOMINAL (DOYEN), THIN, 11"
677665	DIETHRICH VALVE SCISSORS 12"
677675	TUBE, SUCTION (ANDREWS-PYNCHON), STAINLESS, 11"
677677	TUBE, SUCTION, LEFT VENTRICULAR SUMP (COOLEY), 5/16" Perforated Tip, 30 Degrees, 13"
677800	FORCEPS (DEBAKEY), 1.5MM TIP, 12"
677801	FORCEPS (DEBAKEY), 2.0MM TIP, 12"
677802	FORCEPS (DEBAKEY), 1.5MM TIP, 14"
677803	FORCEPS (DEBAKEY), 2.0MM TIP, 14"
677850	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 4FR, 6 1/4"
677851	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 5FR, 6 1/4"
677852	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 6FR, 6 1/4"
677853	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 7FR, 6 1/4"
677854	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 8FR, 6 1/4"
677855	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 9FR, 6 1/4"
677856	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 4FR, 7"
677857	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 5FR, 7"
677858	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 6FR, 7"
677859	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 7FR, 7"
677860	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 8FR, 7"
677861	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 9FR, 7"
677862	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 4FR, 8"
677863	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 5FR, 8"
677864	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 6FR, 8"
677865	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 7FR, 8"
677866	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 8FR, 8"
677867	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 9FR, 8"
677868	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 4FR, 9"
677869	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 5FR, 9"
677870	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 6FR, 9"
677871	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 7FR, 9"
677872	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 8FR, 9"
677873	FUKUSHIMAÒ Tapered Teardrop Suction Tube, 9FR, 9"
677900	RONGEUR LEKSELL LAMI CVD 1MM 1
677901	RONGEUR LEKSELL LAMI CVD 2MM 1
677902	RONGEUR LEKSELL LAMI CVD 3MM 1
677903	RONGEUR LEKSELL LAMI CVD 4MM 1
677904	RONGEUR LEKSELL LAMI CVD 5MM 1
677905	RONGEUR LEKSELL LAMI CVD 6MM 1
677906	RONGEUR LUER LAMI CVD 1MM 14
677907	RONGEUR LUER LAMI CVD 2MM 14
677908	RONGEUR LUER LAMI CVD 3MM 14
677909	RONGEUR LUER LAMI CVD 4MM 14
677910	RONGEUR LUER LAMI CVD 5MM 14
677911	RONGEUR LUER LAMI CVD 6MM 14
677912	RONGEUR LEKSELL FLL CVD 1MM 14
677913	RONGEUR LEKSELL FLL CVD 2MM 14
677914	RONGEUR LEKSELL FLL CVD 3MM 14
677915	RONGEUR LEKSELL FLL CVD 4MM 14
677916	RONGEUR LEKSELL FLL CVD 5MM 14
677917	RONGEUR LEKSELL FLL CVD 6MM 14
677918	RNGR LUER LAMI FLL CVD 1MM 14"

677919	RNGR LUER LAMI FLL CVD 2MM 14"
677920	RNGR LUER LAMI FLL CVD 3MM 14"
677921	RNGR LUER LAMI FLL CVD 4MM 14"
677922	RNGR LUER LAMI FLL CVD 5MM 14"
677923	RNGR LUER LAMI FLL CVD 6MM 14"
678000	RUMEL TOURNIQUET ADULT
678001	RUMEL OBTURATUR ADULT
678004	RUMEL OBTURATUR CHILD
701005	FRAZ TBE ANG INS 4 1/2 7
701006	FRAZ TBE ANG INS 4 1/2 9
701007	FRAZ TBE ANG INS 4 1/2 11
701015	FRAZ TBE ANG INS 7 1/2 7
701016	FRAZ TBE ANG INS 7 1/2 9
701017	FRAZ TBE ANG INS 7 1/2 11
701079	FRAZ TUBE ANG 4 1/2 7 FR
701080	FRAZ TUBE ANG 4 1/2 9 FR
701081	FRAZ TUBE ANG 4 1/2 11 FR
701087	FRAZ TUBE ANG 7 1/2 7FR
701088	FRAZ TUBE ANG 7 1/2 9FR
701089	FRAZ TUBE ANG 7 1/2 11FR
701100	FRAZ TUBE STR 5 1/4 7FR
701101	FRAZ TUBE STR 5 1/4 9FR
701102	FRAZ TUBE STR 5 1/4 11FR
701103	MALIS*FRAZ SUCT 4 1/2 7FR
701104	MALIS*FRAZ SUCT 7 1/2 7FR
701128	PRIBRAM SUCTION TUBE 16G
701130	PRIBRAM SUCTION TUBE 18G
701146	ADSON SUCT TUBE CVD 12 FR
701148	ADSON SUCT TUBE CVD 15 FR
701160	SACHS SUCTION TUBE SM
701161	SACHS SUCTION TUBE LG
704000	POOL SUCTION TUBE ANG
704001	POOL SUCTION TUBE STR
704002	POOL SUCT TUBE W/CUTOFF
704024	YANKAUER TUBE W/CONTROL
704026	YANKAUER SUCTION TUBE
704142	GREEN SUCT TUBE HOLDER
706560	ANDREWS-PYNCHON SUCT TUBE
708036	VASCULAR SUCTION TUBE
708038	COOLEY SUMP SUCTION TUBE
708040	METHODIST VASC SUCT TUBE
708047	PACIFICO SUCTION TUBE SM
708048	PACIFICO SUCTION TUBE LG
726515	PREPARED SNARE WIRE # 7
726516	PREPARED SNARE WIRE # 8
726517	PREPARED SNARE WIRE # 9
734005	OCHSNER WIRE TWISTER
751003	WIRE GIGLI SAW 12
751004	WIRE GIGLI SAW
751012	TYLER GIGLI SAW 20
751013	TYLER GIGLI SAW 12
751018	OLIVECRONA GIGLI SAW 12
751019	OLIVECRONA GIGLI SAW 16
751020	OLIVECRONA GIGLI SAW 20
795505	AUVARD VAG SPECULUM 2 LBS
795506	AUVARD VAG SPECULUM 2 1/2
795508	AUVARD VAG SPEC SS 3 BLDE
795509	AUVARD VAG SPEC SS 3 3/8
795510	AUVARD VAG SPEC SS 4 BLDE
795513	GRAVES VAGINAL SPECULUM S
795514	GRAVES VAGINAL SPECULUM M
795515	GRAVES VAGINAL SPECULUM L

795520	PEDERSEN VAG SPECULUM SM
795521	PEDERSEN VAG SPECULUM MED
795522	PEDERSEN VAG SPECULUM LG
795546	SIMS RECTAL SPECULUM
795550	PRATT RECTAL SPECULUM
795555	FANSLER PROCTOSCOPE
795590	GRAVES IMP VAG SPEC MED
795592	BERLINO-AUVARD SPEC 2 1/2
796669	HALLE NASAL SPECULUM
796675	VIENNA NASAL SPECULUM SM
796676	VIENNA NASAL SPECULUM MED
796677	VIENNA NASAL SPECULUM LG
797011	KILLIAN SEPTUM SPECULUM 2
797012	KILLIAN SEPTUM SPEC 2 1/2
797013	KILLIAN SEPTUM SPECULUM 3
801001	CODMAN* DOWEL EJECTOR
801002	HUDSON CEREBELLAR EXTEND
801004	CODMAN* ANTERIOR KIT
801006	CODMAN* PLIF 2 KIT
801012	CODMAN* SPANNER WRENCH
801311	HARDY*MICRO ENUCLE LT 12
801312	HARDY*MICRO ENUCLE RT 12
801313	HARDY*VERT KNIFE HANDLE 9
801314	HARDY*LAT KNIFE HANDLE 9
801315	HARDY*DISSECTOR UP 12
801316	HARDY*DISSECTOR DOWN 12
801325	HARDY*ENUCLEATOR LT 12
801326	HARDY*ENUCLEATOR RT 12
801328	HARDY*3-PRONG FORK 9
801329	HARDY*ENUCLEATOR RCVD 12
801330	HARDY*CURET 5MM DOWN 12
801331	HARDY*CURET 5MM UP 12
801332	HARDY*CURET 5MM CVD RT 12
801333	HARDY*CURET 5MM LT 90 12
801334	HARDY*CURET 5MM RT 45 12
801335	HARDY*CURET 5MM CVD LT 12
801336	HARDY*PITUITARY SPOON 12
801337	HARDY*LIP RETRACTOR
801340	HARDY*SELLA PUNCH 40 7 UP
801341	HARDY*SELLA PUNCH 90 7 UP
801342	HARDY*SELLA PUNCH 90 7 DN
801343	HARDY*SELLA PUNCH 40 7 DN
801344	HARDY*SELLA PUNCH 40 1MM
801345	HARDY*CURET 3MM DOWN 12
801346	HARDY*CURET 3MM UP 12
801347	HARDY*CURET 3MM RT 45 12
801348	HARDY*CURET 3MM LT 90 12
801350	HARDY*BIVALVE SPEC 7 CM.
801351	HARDY*BIVALVE SPEC 9 CM.
801352	HARDY*BIVALVE SPEC 8CM
801355	HARDY*INSTRUMENT CASE
801360	HARDY*CURVED LT 7FR INS.
801361	HARDY*CURVED RT 7FR INS.
801366	HARDY*MIRROR 5MM
801500	MALIS*FCPS STR BL TIP 6
801501	MALIS*FCPS STR FI TIP 6
801502	MALIS*BAY FCPS STR BL TIP
801503	MALIS*BAY FCPS STR FI TIP
801504	MALIS*BAY FCPS CVD UP BL
801505	MALIS*BAY FCPS ANG UP F1
801506	MALIS*BAY FCPS CVD DWN BL
801507	MALIS*BAY FCPS ANG DWN FI

801508	MALIS*FCPS STR X FINE TIP
801509	MALIS*BAY FCPS STR X F T
801510	MALIS*NEEDLE HOLDER STR 6
801511	MALIS*NEEDLE HOLDER CVD 6
801512	MALIS*BAY NDLE HOLD STR
801513	MALIS*BAY NDLE HOLD CVD
801514	MALIS*NH STR 0.5MM TIP 6
801515	MALIS*NH BAY STR 5 8 3/4
801520	MALIS*SCISS STR FI TIP 6
801521	MALIS*SCISS CVD FI TIP 6
801522	MALIS*BAY SCISS STR R TIP
801523	MALIS*BAY SCISS CVD R TIP
801524	MALIS*BAY SCISS STR F TIP
801525	MALIS*BAY SCISS CVD F TIP
801526	MALIS*BAY SCISS CVD DWN R
801527	MALIS*BAY CUP FORCEP SM
801528	MALIS*BAY CUP FORCEP MED
801529	MALIS*BAY CUP FORCEP LG
801530	MALIS*LIG PASSER 3MM
801531	MALIS*NERVE HOOK 3/W BALL
801532	MALIS*NERVE HOOK 2MM
801533	MALIS*NERVE HOOK 3MM
801534	MALIS*VESS SUPPORT 2PR
801535	MALIS*DISS ANG CVD EDGE
801536	MALIS*BAY CURETTE
801537	MALIS*ELEVATOR CVD
801538	MALIS*ELEVATOR BAY
801539	MALIS*DISS ANG SHARP
801540	MALIS*DISS ROUND 2 MM
801541	MALIS*DISS ROUND 1 MM
801542	MALIS*DISS ROUND 3.5 MM
801562	MICROCARE*INST CS LG
801563	MICROCARE*INST CS SM
801564	MICROCARE*BAY INST CS SM
801565	MICROCARE*BAY INST CS LG
801567	MICROCARE* COMBO INST CS
801582	MICROCARE*CIS MOD TRAY-WHITE
801594	MICROCARE*CIS MOD TRAY-DK BLUE
801597	MICROCARE* CASE FLEX MEDIUM
801598	MICROCARE*CASE SMALL/FLEX
801599	MICROCARE* CASE FLEX LARGE
801620	YASARGIL SUCT TUBE 1.7 MM
801621	YASARGIL SUCT TUBE 2.5 MM
801622	YASARGIL SUCT TUBE 3.5 MM
801650	WILLIAMS MICLUM RET 5X1CM
801651	WILLIAMS MICLUM RET 5X2CM
801652	WILLIAMS MICLUM RET 7X1CM
801653	WILLIAMS MICLUM RET 7X2CM
801654	WILLIAMS MICROLUMB FCPS
801655	WILLIAMS MICROLUM SUC RET
801660	RHOTON TEARDROP DISS KIT
801661	RHOTON DISSECTOR CASE
801679	RHOTON TRDP DISS ST3MM#15
801680	RHOTON DISSECTOR 1.3MM #1
801681	RHOTON DISS ROUND 2.3MM#2
801682	RHOTON DISS ROUND 3.3MM#3
801683	RHOTON ELEV GP BLUNT #4
801684	RHOTON ELEV GP SHP CVD #5
801685	RHOTON DISS SPAT 1.1MM #6
801686	RHOTON DISS SPAT 1.7MM, #7
801687	RHOTON DISS SPAT 2.1MM #8
801688	RHOTON HK SEMI SHRP 90D#9

801689	RHOTON HK BLNT 90D #10
801690	RHOTON SMI/SHP HOOK 40D #11
801691	RHOTON NDLE SEMI SH ST#12
801692	RHOTON MICRO CURET ST #13
801693	RHOTON MICRO CURET ANG#14
801696	RHOTON TRDP DIS 90/3MM#16
801697	RHOTON TRDP DIS 90/5MM#17
801698	RHOTON TRDP DIS 40/4MM#18
801699	RHOTON TRDP DIS 40/8MM#19
801700	RHOTON STR FCPS EXTRA FI
801701	RHOTON STR FCPS, FINE
801702	RHOTON BAY FCPS FTIP .5
801703	RHOTON BAY FCPS REG 1.0
801720	RHOTON STR SCISSOR STR T
801721	RHOTON STR SCISSOR CVD T
801722	RHOTON BAY SCISS STR
801723	RHOTON BAY SCISS CVD
801725	RHOTON STR NH, CVD T FI
801726	RHOTON STR NH STR T
801727	RHOTON STR NH, CVD T
801728	RHOTON BAY NDLE HOLD STR
801729	RHOTON BAY NDLE HOLD CVD
801731	RHOTON DURA FORCEPS
801732	RHOTON DRESS FORCEPS
801736	RHOTON BAY TUMOR FCPS
801744	RHOTON BAY SCIS 9.5CM STR
801745	RHOTON BAY SCIS 9.5CM CVD
801746	RHOTON BAY NH 9.5CM STR
801747	RHOTON BAY NH 9.5CM CVD
801748	RHOTON TUMOR FCP 9.5CM 4M
801749	RHOTON BAY FCP 9.5CM .5
801800	MICROVASC*NHLD CVD TP 7"
801801	MICROVASC* SCISS STR TIP
801802	MICROVASC* SCISS CVD TIP
801803	MICROVASC*SCISS 60 STR T
801804	MICROVASC*SCISS 60 CVD R
801805	MICROVASC*SCIS 60 CVD LT
801806	MICROVASC* TYING FCP STR
801807	MICROVASC* TYING FCPS CVD
801812	MICROVASC*MOD ALM RET 4PR
801813	MICROVASC*MOD ALM RET12PR
801818	MICROCARE*INST CS/CLIP CP
801820	MICROVASC* STA/MCA KIT
801830	MICROCARE*FLEX MAT 10"X 18"
801851	JONES IMA FCP STR 7 .003
801852	JONES FCP BAY 8 1/2 .004
801853	JONES IMA FCP STR 7 .004
801854	JONES IMA SC STR 6 45 BLD
801855	JONES IMA SC BAY 7 1/2 45
801856	JONES IMA SC BAY 7 1/2REV
801857	JONES FCP BAY 8 1/2 .003
801858	JONES FCP STR 8 1/2 .003
801859	JONES FCP STR 8 1/2 .004
801861	IMA EPICARDIAL RET SMALL
801862	IMA EPICARDIAL RET MEDIUM
801863	IMA EPICARDIAL RET LARGE
801864	IMA EPICARDIAL RET MICRO
801865	CODMAN* IMA INSTRUMENT CASE
801866	JACOBSON TIT NH 7
801867	JACOBSON TIT NH W/O 7
801868	JACOBSON TIT NH 8.5
801869	JACOBSON TIT NH W/O 8.5

801900	SPETZLER T DISS 30 ANG UP
801901	SPETZLER T DISS 90 ANG UP
801902	SPETZLER S DISS 30 ANG UP
801905	SPETZLER PLAT FCPS STRTIP
801906	SPETZLER PLAT FCPS 30 UP
801907	SPETZLER SCIS STR
801908	SPETZLER SCIS 30 UP
801909	SPETZLER NH 30 UP .5MM
801914	MICROCARE UNIV BAY CASE
802000	MICROFCP 5 1/2 .3MMSTR SS
802002	MICRONH 5 1/2 .5MM STR SS
802003	MICRONH 5 1/2 .5MM CVD SS
802005	MICRO SCISS 5 1/2 STR S/S
802006	MICRO SCISS 5 1/2 CVD S/S
802009	MICRO FCP 7 .3MM STR S/S
802010	MICRO FCP 7" .7MM STR S/S
802012	MICRO NH 7" .5MM STR S/S
802013	MICRO NH 7" .5MM CVD S/S
802015	MICRO SCISS 7" STR S/S
802016	MICRO SCISSORS 7" CVD S/S
802018	CODMAN*TYING FCP 7 STR SS
802019	CODMAN*TYING FCP 7 CVD SS
802031	7" MICROSURG INST KIT #2
802060	SPOON FORCEPS 2MM BAY 100MM
802061	SPOON FORCEPS 4MM BAY 100MM
802062	SPOON FORCEPS 6MM BAY 100MM
802063	SPOON FORCEPS 2MM BAY 100MM
802064	SPOON FORCEPS 4MM BAY 100MM
802065	SPOON FORCEPS 6MM BAY 100MM
802066	FORCEPS BAY 100MM 0,5MM SMOOTH
802067	FORCEPS BAY 100MM 3MM SERRATED
802068	FORCEPS BAY 100MM 0,75MM CVD
802069	NEEDLEHOLDER BAY 100MM 2X6MM
802070	NEEDLEHOLDER BAY 100MM 1X6MM
802071	SCISSORS BAY 100MM BL/BL STR
802072	SCISSORS BAY 100MM SH/SH CVD
802073	SCISSORS BAY 100MM SH/SH STR
802074	SCISSORS BAY 100MM SH/SH STR
802075	TUMOR KNIFE 1MM ROUND 200MM
802076	TUMOR KNIFE 3MM ROUND 200MM
802077	TUMOR KNIFE 5MM ROUND 200MM
802078	DISK DISSECTOR 2,5MM ROUND
805550	MURLESS HEAD EXTRACTOR
806001	E-SERIES* PLAT FCPS
806002	E-SERIES*PLAT FCPS 1MM S
806006	E-SERIES*NDLHLD CVD 6 F
806007	E-SERIES*NDLHLD CVD 6" RE
806008	E-SERIES*SCISSOR STR 6 FI
806009	E-SERIES*SCISS STR 6 REG
806621	E-SERIES X-F NH CVD .5MM
806630	E-SERIES X-F TYING FCP .7
806631	E-SERIES X-F UTIL FCP .3
806640	E-SERIES X-F SCISS STR
806641	E-SERIES X-F SCISS. CVD.
806642	E-SERIESXF SCIS 60 STRTIP
808001	CRAWFORD-COOLEY TUNNELER
808006	NOON A V FISTULA TUNNELER
808008	DOSICK BELLOWS ASSEMBLY
808010	NOON AV FISTULA KIT
808100	DIETHRICH CORONARY KIT
811000	SECTO*PEANUT DISSCTOR/480
811001	SECTO*KITTNER DISSCTR/480

811002	SECTO*CHERRY DISSCTOR/480
811006	SECTO*TRIANGL DISCTOR/480
811010	SECTO*TONSIL SPONGESM/250
811011	SECTO*TONSIL SPNGEMED/250
811012	SECTO*TONSIL SPONGELG/250
831257	SONOP HDPC STERILE CASE
836505	WIEDER TONGUE DEPRESSOR S
836506	WIEDER TONGUE DEPRESSOR L
881005	CODMAN* HAMMER SMALL
881006	CODMAN* HAMMER LARGE
882500	S-P MALLET SM
882520	HIBBS MALLET
884000	TAYLOR PERCUSSION HAMMER
80602000	ADAT BOOKWALTER X LETTO MAQUET
169307001	COMP TNSIL SPONGE SM SECTO
169307002	COMP TNSIL SPNGE MED SECTO
169307003	COMP TNSIL SPONGE LG SECTO
197993004	CURETTE TIP, FWD, STR, 13MM
198725001	COMP COD SKIN MARKER
198725002	COMP MARKING PEN, MICRO PKGD
198726001	COMP KARLIN MICRO TIP BLDE
198726002	COMP KARLIN ULTRA TIP BLD
204144001	COMP SECTO PEANUT DISSECTOR
204144002	COMP SECTO KITTNER DISSECTOR
204144003	COMP SECTO CHERRY DISSECTOR
204144004	COMP SECTO TRIANGLE DISSECTOR
204247003	BLD 2 X 3 FORGE
204583001	SHAFT FOR KARLIN CURETTE, STR, 000
204583003	SHAFT FOR KARLIN CURETTE, STR, 0
204583004	SHAFT FOR KARLIN CURETTE, FWD STR
204583005	SHAFT FOR KARLIN CURETTE, FA, 0000
204590002	SHAFT FOR KARLIN CURETTE, FA, 0
204590004	SHAFT FOR KARLIN CURETTE, FA
204590005	SHAFT FOR KARLIN CURETTE, BS, 0000
204591001	SHAFT FOR KARLIN CURETTE, BS, 000
204591002	SHAFT FOR KARLIN CURETTE, BS, 00
204591003	SHAFT FOR KARLIN CURETTE, BS, 0
204591004	SHAFT FOR KARLIN CURETTE, BS
204591005	CURETTE HANDLES
204592003	SHAFT FOR KARLIN CURETTE, BA, 0
204592004	MICRO NERVE HOOK
213000000	Global AP Ball Cylin Trl Assem
111020C	STRULLY SAW HANDLE LOOP
111021C	STRULLY SAW HANDLE SOLID
111021C	STRULLY SAW HANDLE SOLID
121005C	CODMAN* DRILL GUARD SM
121006C	CODMAN* DRILL GUARD LG
131004C	SCOVILLE HOOK 2
131005C	SCOVILLE HOOK 3
151000C	CUSHING BURR 10 MM
151000C	CUSHING BURR 10 MM
151001C	CUSHING BURR 15 MM
151002C	CUSHING BURR 20 MM
211002C	HUDSON DRILL CASE
231020C	CODMAN* CONE CURETTE 5D
231021C	CODMAN* CONE CURETTE 30D
231130C	EPSTEIN CURETTE 000
231130C	EPSTEIN CURETTE
231131C	EPSTEIN CURETTE 00
231131C	EPSTEIN CURETTE
231132C	EPSTEIN CURETTE 0
231132C	EPSTEIN CURETTE

501223C	CODMAN* TISSUE RET 3X3
501223CO	CODMAN* TISSUE RET 3X3
501224CO	CODMAN* TISSUE RET 1X1
502558C	HIBBS RETRACTORS SET TWO
502558C	HIBBS RETRACTORS DOUBLE-ENDED
504040C	LAHEY THYROID RETRACTOR
504123C	RICHARDSON RET W/RING SM
504124C	RICHARDSON RET W/RING MED
504125C	RICHARDSON RET W/RING LG
504130C	RICHARDSON APPENDIX RET
504135C	RICHARDSON-EASTMAN RET
504220C	VOLKMANN RET 2-PR SHARP 9
504220CO	VOLKMANN RET 2-PR SHARP 9
504221C	VOLKMANN RET 3-PR SHARP 9
504221CO	VOLKMANN RET 3-PR SHARP 9
504222C	VOLKMANN RET 3-PR SHARP 9
504222CO	VOLKMANN RET 4-PR SHARP 9
504222CO	VOLKMANN RETRACTOR 4-PRONG SHA
504223CO	VOLKMANN RET 6-PR SHARP 9
504225CO	VOLKMANN RET 2-PR BLUNT 9
504226CO	VOLKMANN RET 3-PR BLUNT 9
504227CO	VOLKMANN RET 4-PR BLUNT 9
504227CO	VOLKMANN RETRACTOR 4-PRONG BLU
504228CO	VOLKMANN RET 6-PR BLUNT 9
504562S	VOLKMANN RETRACTOR
504569S	VOLKMANN RETRACTOR
504592S	VOLKMANN RETRACTOR
50780HO	Doprava, pojištění a poplatky
511011C	CODMAN* SQUARE PUNCH
53106HO	To be updated
531200C	LOVE-GRUEN IVD RONG STR 6
531200C	LOVE-GRUENWALD IVD RONG STR 3
531200C	LOVEGRUENWALD IVD RONG STR 3
531201C	LOVE-GRUEN IVD RONG UP 6
531201C	LOVE-GRUENWALD IVD RONG UP
531201C	LOVEGRUENWALD IVD RONG UP 3
531202C	LOVE-GRUEN IVD RONG DWN 6
531411DY	LUMBAR KERR 7 6MM 40 UP
531420C	LUMBAR KERR 8 5MM 40 UP
531420C	CODMAN LUMBAR KERRISON RO
531420C	LUMBAR KERR 8 5MM 40 UP
531500C	CERV T-F KERR 6 40 UP 2MM
531500C	CERV T - F KERR 6 40 UP 2MM
531512FAD	CLASSIC* T-F EJECTOR RONGEUR
531512FD	CERVICAL RONG 7" 2mm 40/o
531512HD	CLASSIC* T-F BAYONET RONGEUR
531512LAD	CLASSIC*T-F LUMBAR RONGEUR DET
531515FAD	CLASSIC* T-F EJECTOR RONGEUR
531515FD	CERVICAL RONG 7" 3MM 40/o
531515LAD	CLASSIC* T-F LUMBAR RONGEUR
531515RFAD	CLASSIC* T-F EJECTOR RONGEUR
531518FAD	CLASSIC* T-F EJECTOR RONGEUR
531518FD	CERVICAL RONG 7" 4MM 40/o
531521FAD	CLASSIC* T-F CERVICAL RONG 5MM
531521LAD	CLASSIC T-F LUMBAR RONGE
531524FD	CERVICAL RONG 8" 2MM 40/o
531527FD	CERVICAL RONG 8" 3MM 40/o
531527LAD	CLASSIC*T-F LUMBAR RONGEUR DET
531530LAD	CLASSIC*T-F LUMBAR RONGEUR DET
531533LAD	CLASSIC*T-F LUMBAR RONGEUR DET
531537FD	CERVICAL RONG 7" 1MM 40/o
531537HD	CLASSIC* T-F BAYONET RONGEUR

531539FD	CERVICAL RONG 8" 1MM 40/o
531539FD	CERVICAL RONG 8" 1MM 40/o
531540CD	CRVCL RNGR 1MM 40DEG UP 7"
531541CD	CRVCL RNGR 1MM 90DEG UP 7"
531542CD	CRVCL RNGR 2MM 40DEG UP 7"
531543CD	CRVCL RNGR 2MM 90DEG UP 7"
531544CD	CRVCL RNGR 3MM 40DEG UP 7"
531545CD	CRVCL RNGR 3MM 90DEG UP 7"
531546CD	CRVCL RNGR 4MM 40DEG UP 7"
531547CD	CRVCL RNGR 4MM 90DEG UP 7"
531548CD	CRVCL RNGR 1MM 40DEG UP 9"
531550CD	CRVCL RNGR 2MM 40DEG UP 9"
531551CD	CRVCL RNGR 2MM 90DEG UP 9"
531552CD	CRVCL RNGR 3MM 40DEG UP 9"
531553CD	CRVCL RNGR 3MM 90DEG UP 9"
531554CD	CRVCL RNGR 4MM 40DEG UP 9"
531555CD	CRVCL RNGR 4MM 90DEG UP 9"
531557CD	CRVCL RNGR 1MM 90DEG UP 6"
531570CD	RCR CERV 8" 40 1MM
531572CD	RCR CERV 8" 40 2MM
531574CD	RCR CERV 8" 40 3MM
531576CD	RCR CERV 8" 40 4MM
531612L	7 DET RONGEUR LMBR 40 UP 2MM
531612LD	7 DET RONGEUR LMBR 40 UP 2MM
531615LED	7 E DET RONGEUR LMBR 40 UP 3MM
531618L	7 E DET RONGEUR LMBR 40 UP 4MM
531618LED	7 E DET RONGEUR LMBR 40 UP 4MM
531621LED	7 E DET RONGEUR LMBR 40 UP 5MM
531624L	8 DET RONGEUR LMBR 40 UP 2MM
531624LD	8 DET RONGEUR LMBR 40 UP 2MM
531627L	8 E DET RONGEUR LMBR 40 UP 3MM
531627LED	8 E DET RONGEUR LMBR 40 UP 3MM
531630L	8 E DET RONGEUR LMBR 40 UP 4MM
531630LED	8 E DET RONGEUR LMBR 40 UP 4MM
531633LED	8 E DET RONGEUR LMBR 40 UP 5MM
531636LED	8 E DET RONGEUR LMBR 40 UP 6MM
531642L	9 DET RONGEUR LMBR 40 UP 2MM
531642LD	9 DET RONGEUR LMBR 40 UP 2MM
531645L	9 E DET RONGEUR LMBR 40 UP 3MM
531645LED	9 E DET RONGEUR LMBR 40 UP 3MM
531648L	9 RONGEUR, EJ, DT, 40 UP 4MM
531648LED	9 E DET RONGEUR LMBR 40 UP 4MM
531651L	9 E DET RONGEUR LMBR 40 UP 5MM
531651LED	9 E DET RONGEUR LMBR 40 UP 5MM
531654LED	9 E DET RONGEUR LMBR 40 UP 6MM
541010C	MIXTER SCISSORS STR
541046C	STRULLY NEURO SCISSORS
677297LED	RAPIDCLEAN RONGR 2MM 40 UP 10"
677298LED	RCR LUMB 11" 40 2MM
677299LED	RAPIDCLEAN DETACHABLE LUMBAR K
677300LED	RAPIDCLEAN DETACHABLE LUMBAR K
677304LED	RAPIDCLEAN RONGR 2MM 40 UP 12"
677305LED	RAPIDCLEAN DETACHABLE LUMBAR K
73000N	73000NLR STRONGARM NAT LIVER RET5MMHOOK
801650S	WILLIAMS DISCECTOMY RETRACTOR
801651S	WILLIAMS DISCECTOMY RETRACTOR
801652S	WILLIAMS DISCECTOMY RETRACTOR
801653S	WILLIAMS DISCECTOMY RETRACTOR
ADG501	DEPTH GAUGE
BW0144003	BOOKWALTER 24" TABLE POST POST
BW0144005	BOOKWALTER 18" TABLE POST POST
BW0338014	BOOKWALTER RATCHET EXTENDER

BW0338015	BOOKWALTER TWISTER RACHET
BW1043	BW MALLEABLE BLADE
BW1043016	BW 2 X 10 MALLEABLE BLADE
BW1043029	BW 3 X 10 MALLEABLE BLADE
BW1045	BW 2 X 8 KELLY BLADE
BW1045000	BW 2 X 8 KELLY BLADE
BW1045069	BW 4 X 8 MALLEABLE BLADE
BW1045176	BW 3.5 X 10 HARRINGTON BLADE
BW1045BKIT	BW BARIATRIC KIT 24" TBL POST
BW1045BRT	BW BARIATRIC ACCES KT 24" POST
BW1046BKIT	BW BARIATRIC KIT 18" TBL POST
BW1271017	BW 3.5 X 2.75 BALFOUR BLADE
BW50454201C	BOOKWALTER*RET KIT II
C00798	HAND BRACE (RALK)
C01025	SPECIAL BLADE 152 x 51 MM
C01026	BOOKWALTER SPECIAL BLADE 210 x
C01027	BOOKWALTER SPECIAL BLADE SMALL
C01028	RETRACTOR LOWSLEY, CURVED
C01028	RETRACTOR LOWSLEY BENT
C01029	RETRACTOR LOWSLEY
C01041	BOOKWALTER SPECIAL CLAMP
M11001LC	MAYO TABLE
M11002LC	KIDNEY BOWL
M11004LC	WIRE INSTRUMENTS SET
M11005LC	SUCTION SET
M11006LC	VASCULAR SET
M11010	POTT SMITH DRESSING FCP 20 CM
M11010LC	POTT SMITH DRESSING FCP 20 CM
PM3731	CASTROVIEJO SUT FCP 1.5MM
PM6816	IRIS SCS SUPERCUT CVD SH
SD00101	RETRACTOR BLADE, 100x38MM
SD00101	P SD00101 - RETRACTOR BLADE, 100x38MM
SD00101	RETRACTOR BLADE 100 x 38 MM
SD00103	RETRACTOR BLADE, 42x25MM
SD00103	RETRACTOR BLADE 42 x 25 MM
SD00104	RETRACTOR BLADE, MALLEABLE
SD00104	RETRACTOR BLADE MALLEABLE
SD00106	P SD00106 - BOOKWALTER SPECIAL BLADE
SD00107	P SD00107 - RETRACTOR BLADE MALLE
SD00108	BOOKWALTER SPECIAL BLADE
SD00115	SELFHOLDER CLAMP
SD01405	RETRACTOR LOWSLEY

Pre Market
504618	BW HORIZONTAL BAR LIGHTWEIGHT
504769	COD BW POST COUPLNG LIGHT WGHT
509100	QL Kerrison Rack Lg
509101	QL Kerrison Rack Sm
531674	CODMAN RONGEUR HANDLE 203MM
531675	CODMAN RONGEUR HANDLE 228MM
531676	CODMAN RONGEUR HANDLE 254MM
671000	ROCH PEAN FCP STRAIT JAW 305MM
671001	ROCH PEAN FCP STRAIT JAW 356MM
677354	HEGAR UTERINE DILATOR 4/4 10"
677355	HEGAR UTERINE DILATOR 5/6 10"
677356	HEGAR UTERINE DILATOR 7/8 10"
677357	HEGAR UTERINE DILATOR 9/10 10"
677358	HEGAR UTERINE DILATOR 11/12 10
677359	HEGAR UTERINE DILATOR 13/14 10
677360	HEGAR UTERINE DILATOR 15/16 10
677361	HEGAR UTERINE DILATOR 17/18, 1
677363	HEGAR UTERINE DILATOR 4/4 12"

677364	HEGAR UTERINE DILATOR 5/6 12"
677365	HEGAR UTERINE DILATOR 7/8 12"
677366	HEGAR UTERINE DILATOR 9/12 12"
677367	HEGAR UTERINE DILATOR 11/12 12
677368	HEGAR UTERINE DILATOR 13/14 12
677369	HEGAR UTERINE DILATOR 15/16 12
677370	HEGAR UTERINE DILATOR 17/18, 1
677676	ANDREWS-PYNCHON SUCTION TUBE13
677693	PRIBRAM SUCTION TUBE 13"
677694	PRIBRAM SUCTION TUBE 12"
677695	POOL SCUTION TUBE 12"
677696	POOL SUCTION TUBES 13"
802090	CMI, HOLDER STORAGE CASE

Alliances
14	FORD STETH SHALLOW BELL
47	KINFE HANDLE #3
48	KINFE HANDLE #4
49	KINFE HANDLE #7
52	OR SCS STR 4-1/2 S/S
57	OR SCS STR 6 S/S
62	DRESSING FCPS 4
64	DRESSING FCPS 4-1/2
72	HALSTED MOSQ FCPS 5" STR
74	HALSTED MOSQ FCPS 5" CVD
78	HALSTED MOSQ FCPS 5" STR DELIC
82	COLLIER NEEDLE HOLDER 5
86	WEBSTER NEEDLE HOLDER 5
87	WEBSTER NH 4-3/4 DELICATE
98	MICHEL CLIPS 18 MM
139	PATTERSON TROCAR SIZE 2
148	BAKES DILATORS SET OF 9
163	BABY ALLIS TISSUE FORCEPS 5
164	BABY ALLIS TISS FCP 5-1/2 4X5T
166	ALLIS TISSUE FCPS 6" 4X5 TEETH
168	ALLIS TISSUE FCPS 6" 5X6 TEETH
182	LANCASTER EYE SPECULUM
184	KNAPP EYE SPECULUM
192	BOUCHERON EAR SPEC SET/4
206	VIENNA NAS SPEC ADLT LTWT
207	VIENNA NAS SPEC CHLD LTWT
212	JOSEPH KNIFE STR SHARP SM
214	JOSEPH KNIFE STR SHARP LG
220	MAUNDER ORAL SCREW
260	YOUNG TONGUE FORCEPS
262	RUBBER JAWS FOR 2-60
270	MAGILL CATHETER FCPS ADULT
272	KERN BONE FCPS 9-1/2
274	KERN BONE FCPS W/RATCHET
276	KERN BONE FORCEP 6
277	KERN BONE FCPS W/RATCHET
284	BODENHAMMER RECTAL SPECULUM
292	VAN BUR SND SET/14-24 FR
294	VAN BUREN SND SET/8-30 FR
314	CHEATLE STERILIZER FCPS
320	UTILITY FCPS 8 STR
332	FOX DERMAL CURETTE 6MM
333	FOX DERMAL CURETTE 5MM
334	FOX DERMAL CURETTE 4MM
335	FOX DERMAL CURETTE 3MM
336	PIFFARD DERMAL CUR SM
338	PIFFARD DERMAL CUR MED

371	RING INSTRUMENT HOLDER 10
372	RING INSTRUMENT HOLDER 12
374	RING INSTRUMENT HOLDER 16
411	KNIFE HANDLE #4L
412	KNIFE HANDLE #3LA
416	KNIFE HANDLE #9
417	SIEGEL KNIFE HANDLE
420	KNIFE HNDL #6 RED PLASTIC
430	E-Z OFF PLAS KNIFE HNDL #3
512	OR SCS STR 4-1/2 S/B
516	O.R. SCS STR 5-1/2 S/B
532	MX*O.R. SCS CVD 4-1/2 S/S
534	OR SCS CVD 5 S/S
558	OR SCS CVD 6-1/2 B/B
570	SERRA OR SCS 5-1/2 STR S/S
572	SERRA OR SCS 5-1/2 STR S/B
586	LT WT OR SCS 5-1/2 CVD S/S
588	LT WT OR SCS 5-1/2 CVD S/B
612	DRESSING FORCEPS 7
624	DRESSING FCPS 4-1/2 DEL
628	DRESSING FCPS 5-1/2 DEL
640	TISSUE FCPS 4-1/2 1X2T
662	TISSUE FCPS 5 2X3T
666	TISSUE FCPS 6 2X3T
672	TISSUE FCPS 5 3X4T
674	TISSUE FCPS 5-1/2 3X4T
684	TISSUE FCPS 5-1/2 4X5T
686	TISSUE FCPS 6 4X5T
710	HALSTED MOSQ FCPS 5" CVD DELIC
712	PACKER MOSQUITO 5 CVD
714	HALSTED MOSQ FCPS 5" STR 1X2 T
724	HARTMAN MOSQ FCPS 3 1/2" STR
726	HARTMENA MOSQ FCPS 3 1/2 CVD
730	PROV HOSP FCPS 5-1/2 STR
736	KELLY FCPS 5 1/2 STR
738	KELLY FCPS 5 1/2 CVD
742	CRILE FCPS 5 1/2" STR
744	CRILE FCPS 5 1/2" CVD
746	CRILE FCPS 6 1/4" STR
748	CRILE FCPS 6 1/4" CVD
752	BABY CRILE FCPS 5-1/2 CVD DEL
766	KOCHER FCPS 5 1/2" STR 1X2 T
768	KOCHER FCPS 5-1/2 CVD 1X2T
770	BABY OCHSNER FCP 5-1/2 STR DEL
782	JONES FCPS 5 STR
784	JONES FCPS 5 CVD
790	COLLER FCPS 6-1/4 STR DEL
791	COLLER FCPS 6 1/4" CVD DEL
792	RANKIN FCPS 6 1/4" STR
794	RANKIN FCPS 6 1/4" CVD
810	ABBEY NEEDLE HOLDER 5
814	OLSEN-HEGAR NH 4-3/4 SER DEL
815	OLSEN-HEGAR NH 5-1/2
817	OLSEN-HEGAR NH 7-1/4
822	BROWN NEEDLE HOLDER 5-1/4
823	BROWN NEEDLE HOLDER 6-3/4
842	MAYO-HEGAR NEEDLE HOLDER 5
851	CRILE-WOOD NEEDLE HOLDER 7
858	GRILLIES-SHEEHAN NH 6-1/2
859	MX*GILLIES NH 6-1/2 CVD
874	METZ NH 7-1/4 STR
876	METZ NH 7-1/4 CVD

884	MGH NEEDLE HOLDER 7
894	CRILE NEEDLE HOLDER 6
910	MICHEL CLIPS 22 MM
962	MILTEX SKIN STAPLE REM FORCEPS
974	SMITHWICK CLIP APPLY FORCEPS 9
1038	PROBE MYRTLE LEAF 5
1070	GRVD DIR PLAIN END 5
1072	GRVD DIR PLAIN END 5-1/2
1074	GRVD DIR PLAIN END 6
1079	GRVD DIR PROBE END 4-1/2
1080	GRVD DIR PROBE END 5
1082	GRVD DIR PROBE END 5-1/2
1084	GRVD DIR PROBE END 6
1110	DAVIS SCALP RETR 4-1/2
1113	ALM RETR 3-7/8
1114	MILTEX RETR 4 SHARP
1116	MILTEX RETR 4 BLUNT
1117	FARR WIRE RETR 3/4 TTH
1118	FARR WIRE RETR 1-1/8 TTH
1122	GREEN RETRACTOR 8 1/2
1123	LITTLE RETR 7-3/4
1132	FLEXIBLE RETR 2 SHARP
1142	VOLKMAN FINGER RET 2 SHARP
1144	VOLKMAN FINGER RET 4 SHARP
1145	VOLKMAN FINGER RET 6 SHARP
1147	VOLKMAN FINGER RET 3 BLUNT
1148	VOLKMAN FINGER RET 4 BLUNT
1149	VOLKMAN FINGER RET 6 BLUNT
1150	RIGID SHAFT RETR 1 SHARP
1152	RIGID SHAFT RETR 2 SHARP
1154	RIGID SHAFT RETR 3 SHARP
1156	RIGID SHAFT RETR 1 BLUNT
1158	RIGID SHAFT RETR 2 BLUNT
1173	RAGNELL RETRACTOR 6 D/E
1174	SENN RETRACTOR SHARP 6 3/8
1176	SENN RETRACTOR BLUNT 6 3/8
1178	CRILE RETRACTOR 4 1/2
1179	LUER S-SHAPE RETR D/E 5-1/2
1200	TAYLOR HAMMER SMALL SS
1208	TAYLOR HAMMER LOOP HDL LG
1210	DEJERINE HAMMER CH
1211	TROMNER PERC HAMMER CH
1220	BUCK HAMMER CH
1222	RABINER HEURO HAMMER CH
1242	HEAD MIRROR ONLY STD 3-1/2 IN
1310	PATTERSON TROCAR SIZE 3
1320	DUKE TROCAR 17 FR
1348	OCHSNER TROCAR 22 FR ORIG
1350	OCHSNER TROCAR 24 FR ORIG
1422	MAYO GALL STONE SCOOP D/E
1427	MAYO COMMON DUCT SCOOP SMALL
1428	MAYO COMMON DUCT SCOOP MED
1448	LAHEY GALL DUCT FORCEPS 7 1/2
1451	GREEN CYSTIC DUCT FCPS 8-1/2
1456	GRAY DUCT FCPS SERR SET/2
1462	SHALLCROSS CYSTIC DUCT FCPS 7
1466	LOVELACE FORCEPS 7 1/4
1484	BLAKE GALL STONE FCPS 8-1/2 ST
1486	BLAKE GALL STONE FCPS 8-1/2 CV
1488	DESJ GALL STONE FORCEPS 9
1490	MIXTER GALL STONE FORCEPS 9
1610	ALLIS TISS FCPS 7 1/4 5X6 T

1612	ALLIS TISS FCPS 10 5X6T
1620	ALLIS TISS FCPS 6 4X5T ANG
1622	ALLIS TISS FCPS 6 5X6T ANG
1624	ALLIS TISS FCPS 7-1/4 ANG
1625	ALLIS NO-CRUSH INT FCPS 6-1/4
1626	ALLIS NO-CRUSH INT FCPS 7-1/4
1633	JUDD-ALLIS TISS FCPS 6 3X4T
1634	JUDD-ALLIS TISS FCP 7-1/2 3X4T
1644	BABCOCK TISSUE FORCEPS 6 1/4
1646	BABCOCK INTESTINAL FCP 8 1/4
1648	BABCOCK TISSUE FORCEPS 9 1/4
1652	COLLIN FCPS 8-1/2 JAWS
1654	COLLIN FCPS 8 1 JAWS
1656	WILLIAMS FCPS 6-1/2
1672	COLLIN-DUVAL FCPS 1/2 JAW
1680	WANGENSTEEN TISSUE FCPS 9
1832	GUYTON-PARK EYE SPEC FEN
1834	PLAIN WIRE SPECULUM
1835	BARRAQUER EYE SPEC LG 15MM
1836	BARRAQUER EYE SPEC SM 10MM
1847	SAUER EYE SPECULUM
1863	COOK EYE SPEC INFANT 9MM
1864	COOK EYE SPEC CHILD 11MM
1866	MELLINGER EYE SPEC SOLID
1868	MELLINGER EYE SPEC FENES
1880	ARGICOLA LACR SAC RETRACTOR
1884	MELLER LACRIMAL SAC RETRACTOR
1910	GRUBER SPEC CH ST/4 W/CSE
1912	GRUBER SPEC CH ST/4W/O CS
1914	GRUBER SPEC CHILD SZ 1 CH
1916	GRUBER SPEC CHILD SZ 2 CH
1918	GRUBER SPEC CHILD SZ 3 CH
1923	GRUBER SPEC ADLT SIZE 2 CH
1924	GRUBER SPEC ADLT SIZE 3 CH
1925	GRUBER SPEC ADLT SIZE 4 CH
1932	TONYBEE EAR SPEC SZ 1CH
1934	TONYBEE EAR SPEC SZ 2 CH
1936	TONYBEE EAR SPEC SZ C CH
1948	HARTMAN EAR SPEC SET/4 SS
1960	SHEA SPECULUM HOLDER 11 2/3"
1970	BRUENING MAGN OSTOSCOPE CH
2020	SONNENSCHEIN NASAL SPECULUM
2024	BECKMAN NASAL SPECULUM
2028	KILLIAN SEPT SPEC 2 BL
2029	KILLIAN SEPT SPEC 21/2 BL
2030	KILLIAN SEPT SPEC 3 BL
2032	KILLIAN SEPT SPEC 31/2 BL
2104	YANKAUER SUCTION TUBE CH
2106	TIP ONLY FOR YANKAUER CH
2109	YANKAUKER SUCT TUBE PED
2110	ANDREW-PYNCHON SUCT TUBE, CH
2115	DINGMAN MOUTH GAG, SET OF 3
2117	TONGUE BLADE, MEDIUM 28MMX55MM
2118	JOSEPH KNIFE CVD BLUNT LG
2120	JOSEPH BUTTON END KNIFE STR
2122	DAVIS GAG FRAME ONLY RIGHT
2124	CONVERSE BISTOURI CVD
2128	FOMON KNIFE CVD
2130	DAVIS GAG BLD #1 W/O TUBE
2132	DAVIS GAG BLD #2 W/O TUBE
2134	DAVIS GAG BLD #3 W/O TUBE
2136	DAVIS GAG BLD #4 W/O TUBE

2138	DAVIS GAG BLD #5 W/O TUBE
2140	JOSEPH BUTTON END KN ANG
2141	RING TONGUE RETR 3 LEFT
2142	RING TONGUE RETR 4 LEFT
2143	RING TONGUE RETR 5 LEFT
2145	RING TONGUE RETR 3 RIGHT
2146	RING TONGUE RETR 4 RIGHT
2147	RING TONGUE RETR 5 RIGHT
2154	DENHARDT MOUTH GAG
2164	JOSEPH PERIOSTEAL ELEVATOR
2165	GOLDMAN DISPLACER SEPTUM ELEVA
2168	FORMAN PERIOSTEAL ELEVATOR
2172	COTTLE SKIN ELEVATOR
2192	COTTLE SKIN HOOK SM CURVE
2194	COTTLE SKIN HOOK LG CURVE
2340	LARYNG MIRROR W/HDL SZ0
2360	LARYNG MIRROR HANDLE
2361	LARYNG MIRROR W/HDL SZ 1
2362	CHUCK HANDLE RND CHROME
2382	LARYNG MIRROR W/HDL SZ 2
2514	MATSON-ALEXANDER ELEV & RASP
2518	MATSON ELEVATOR AND STRIPPER
2522	ALEXANDER-FARABEUF PERIOS STD
2524	ALEXANDER-FARABEUF PERIOS CHLD
2528	SEDILLOT ELEVATOR
2632	HUDSON BRACE
2692	TAYLOR SPINAL RETR 1 1/2 X 4
2714	FARABEUF-LAMB BONE FORCEP
2716	LEWIN BONE HOLDING FCPS
2720	LANE BONE HOLD FCPS 13
2721	LANE BONE FCPS 13W/RATCH
2724	DINGMAN BONE HLDG FORCEP
2730	LOWMAN BONE HOLD CLAMP 5
2732	LOWMAN BONE HOLD CLAMP 7
2734	LOWMAN BONE HOLD CLAMP 8
2742	LOWMAN-HOGLUND BONE CL 7
2746	LAMBERT-LOWMAN BONE CL 7
2747	LAMBERT-LOWMAN BONE CL 8
2810	PENNINGTON RECTAL SPECULUM
2811	PLASTIC OBTURATOR/28-10
2812	FANSLER-IVES SPECULUM
2814	PLASTIC OBTURATOR/28-12
2820	HIRSCHMANN ANOSCOPE SM
2822	HIRSCHMANN ANOSCOPE MED
2824	HIRSCHMANN ANOSCOPE LG
2832	BRINKERHOFF RECT SPEC MED
2834	BRINKERHOFF RECT SPEC LG
2848	HIRSCHMANN PROCTOSCOPE
2852	BARR-SHUFORD RECT SPECULUM
2864	SMITH-BUIE ANAL RETRACTOR
2865	SMITH-BUIE RETR X-LG BLADES
2870	SAWYER RETRACTOR 7/8 2-1/2
2872	SAWYER RETRACTOR 1-1/8 X 3
2874	SAWYER RETR 1-1/8 X 3-1/2
2879	CHELSEA-EATON ANAL SPECULU 7/8
2880	CHELSEA-EATON SPECULUM 1-1/4
2948	VAN BUREN CATHETER GUIDE
2968	VAN BUREN SOUND 8 FR
2988	DITTEL SOUND 8 FR
3030	GRAVES SPECULUM OPEN SIDE
3062	PEDERSON VAG SPECULUM X-NARR
3070	CUSCO SPEC SIDE SCRE X-NARR

3075	CUSCO SPEC CTR SCREW SM
3080	CUSCO SPEC CTR SCREW MED
3090	CUSCO SPEC SIDE SCREW SM
3095	CUSCO SPEC SIDE SCREW MED
3310	PIFFARD DERMAL CUR LG
3311	PIFFARD DERMAL SIZE 4 8MM
3312	MILTEX CURETTE SIZE 0
3313	MILTEX CURETTE SIZE 1
3314	MILTEX CURETTE SIZE 2
3315	MILTEX CURETTE SIZE 3
3320	KEYS PUNCH 2MM
3322	KEYS PUNCH 3MM
3324	KEYS PUNCH 4MM
3325	KEYS PUNCH 5MM
3326	KEYS PUNCH 6MM
3328	KEYS PUNCH 8MM
3330	KEYS PUNCH SET COMPLETE
3331	DISP BIOPSY PUNCHES 2MM
3332	DISP BIOPSY PUNCHES 3MM
3333	DISP BIOPSY PUNCHES 3.5MM
3334	DISP BIOPSY PUNCHES 4MM
3335	DISP BIOPSY PUNCHES 5MM
3336	DISP BIOPSY PUNCHES 6MM
3337	DISP BIOPSY PUNCHES 8MM
3340	VAUGHN ABSCESS KNIFE
3400	FLASH PAN W/HANDLE
3401	FLASH PAN W/O HANDLE
3402	HANDLE FOR FLASH PAN
3404	FLASH TRAY W/HANDLE
3405	FLASH TRAY W/O HANDLE
3450	VIRCHOW BRAIN KNIFE 7-1/2
3480	ARTERY DISSECTING SCS 41/2 STR
3498	ENTEROTOMY SCS 8
3499	STER TRAY 10X6-1/2X2-1/2
3500	STER TRAY 10X10-1/2X3-1/2
3502	STERLIZG TRAY 20X10-1/2X3-1/2
3554	MICRO STERLIZG CASE 10X10
3740	MILT STAIN REMOVER CS/12
3910	SOLUTION BASIN 7 QT.
3918	EMESIS BASIN 10 OZ
4009	CHISEL CVD EDGE 18MM
4011	CHISEL STR EDGE 8MM
4019	KNIFE STR BACK SMALL 25MM
4045	SOFT CORN SPOON KNIFE STR
4054	MILTEX VERUCCA CURETTE 4MM
4061	NAIL SPLITTER STR 3.5MM
4062	NAIL SPLITTER ANG 3.5MM
4069	ELEVATOR CVD SEMI-SHARP
4073	NUCLEUS KNIFE 3MM
4091	SPATULA AND PACKER 5-1/2
4093	D/E NAIL RASP
4094	LOCKE ELEVATOR SMALL
4096	LOCKE ELEVATOR LARGE
4100	BLADE SAFE BLADE REMOVER
4110	CARB STL SURG BLADES 10
4310	STAINLESS SURB BLADES 10
4320	STAINLESS SURB BLADES 20
4400	MINIATURE BLADE HANDLE
4401	MINI BLADE HANDLE W/CHUCK
4410	DISPOSABLE SCALPEL NO 10
4411	DISPOSABLE SCALPEL NO 11
4412	DISPOSABLE SCALPEL NO 12

4415	DISPOSABLE SCALPEL NO 15
4420	DISPOSABLE SCALPEL NO 20
4421	DISPOSABLE SCALPEL NO 21
4423	DISPOSABLE SCALPEL NO 23
5100	DEAVER SCS 5-1/2 STR S/S
5104	DEAVER SCS 5-1/2 STR B/B
5108	DEAVER SCS 5-1/2 CVD S/B
5114	MIXTER SCS 6-1/4 CVD
5115	MAYO OP SCS 5-1/2 SHP STR
5116	MAYO OP SCS 5-1/2 SHP CVD
5122	MAYO SCS 5-1/2 CVD
5124	MAYO SCS 6-3/4 STR
5126	MAYO SCS 6-3/4 CVD
5128	MAYO SCS 9 STR
5130	MAYO SCS 9 CVD
5132	SERRA-MAYO SCS 6-3/4 STR
5136	MAYO SCS ROUND BLADE 5-1/2 STR
5138	MAYO SCS RND BL 5-1/2 CVD
5140	MAYO SCS ROUND BLADE 6 3/4 STR
5152	SISTRUNK SCS 5-1/2 STR
5154	SISTRUNK SCS 5-1/2 CVD
5162	DOYEN SCS 7 CVD
5172	REYNOLDS SCISSOR 6 CURVED
5174	REYNOLDS SCS 6 CVD SERR
5176	REYNOLDS SCISSOR CURVED 7
5178	REYNOLDS SCS 7 CVD SERR
5179	METZ SCS STR 5 1/2
5180	METZ SCS 5 1/2 CVD
5182	METZ SCS 7 CVD
5187	METZ SCS 9 STR DELICATE
5188	METZ SCISSORS 9" CVD
5192	METZ SCISSORS 11" CVD
5196	METZ SCS 14-1/2 CVD
5200	HARRINGTON SCS STR 11-1/2
5202	HARRINGTON SCS CVD 11-1/2
5220	SIMS SCS 8 STR S/S
5226	SIMS SCS 8 CVD S/S
5228	SIMS SCS 8 CVD S/B
5243	JORGENSON SCS 9
5244	THOREK SCISSOR 7-1/4
5245	THOREK SCISSOR 10
5250	KELLY SCISSORS 6 1/4 STR
5254	KELLY SCS 6-1/4 ANG
5256	BOETTCHER SCISSORS 7"
5260	SWEET SCISSOR 8-1/2
5262	STRULLY SCISSORS 8"
5263	KAYE FINE DISSECTING SCISSORS
5264	DEAN SCISSOR 6-3/4
5271	DELICATE SCS 4-3/4 STR S/S SER
5272	DELICATE SCS 4-3/4 STR S/B
5274	DELICATE SCS 4-3/4 STR B/B
5276	DELICATE SCS 4-3/4 CVD S/S
5277	DELICATE SCS 4-3/4 CVD S/S SER
5280	DELICATE SCS 4-3/4 CVD B/B
5283	METZ SCS 5 STR DELICATE
5286	METZ SCS 6 CVD DELICATE
5290	RAGNELL SC 5 CVD FLAT TIP
5291	RAGNELL SC 7 CVD FLAT TIP
5300	IRIS SCISSORS 4" STR
5302	IRIS SCISSORS 4" CVD
5304	IRIS SCISSORS 4 1/2" STR
5310	EYE SCS 4-1/2 W/PROBE ANG

5312	STRABISMUS SCISSORS 4" STR
5316	BROPHY SCS 5-1/2 STR
5318	BROPHY SCS 5-1/2 CVD
5510	LISTER BAND SCS 3-1/2 S/S
5512	LISTER BAND SCS 4-1/2 S/S
5516	LISTER BAND SCICCORS 7 1/4 SS
5561	KNOWLES BAND SCS 5-1/2 ANG
5564	USA GUAZE SCS 8 CH
5568	ESMARCH BDG/PLASTER SHRS 8
5600	MILTEX UTILITY SHEARS 8-1/2
5700	NURSE SCISSORS 5-1/2 PINK
5702	NURSE SCISSORS 5-1/2 BLUE
5800	BAND SCS FLUORIDE COATED
5998	BANDAGE/UTILITY SCS 6-1/2
6106	SENKIN TISSUE FCPS 5"1X2 TEETH
6108	SEMKIN TISSUE FCPS 5 2X3T
6109	SEMKIN DRESSING FORCEPS 6
6110	STILLE TISSUE FORCEPS 5
6112	HUDSON DRESSING FCPS 4 3/4"
6118	ADSON DRESSING FCPS 4 3/4"
6120	ADSON TISSUE FCPS 4 3/4 1X2 T
6121	ADSON TISSU FCPS 4-3/4 1X2 SER
6122	ADSON TISSU FCPS 4-3/4 2X3 T
6123	ADSON SUT FCPS W/PLATFORM
6124	BROWN ADSON FCPS 4 3/4 7X7 T
6125	DEBAKEY-ADSON TISS FCPS 1.5MM
6128	HEANEY TISS FCPS 5-1/2 2X3T
6142	RUSSIAN TISSUE FORCEPS 6"
6144	RUSSIAN TISSUE FORCEPS 8"
6145	RUSSIAN TISSUE FORCEPS 10"
6148	BONNEY TISSUE FCPS 7" 1X2 T
6156	POTTS SMITH DRESSING FCP 8 1/4
6160	POTTS SMITH FCPS 7" 1X2 T
6164	POTTS-SMITH FCPS 9-1/2 1X2T
6182	GERALD FCPS 7" STR 1X2 TEETH
6184	GERALD FCPS 7 CVD SERR
6186	GERALD FCPS 7 CVD 1X2T
6198	ADSON FCPS 8 1/4 BAYONET SERR
6204	KELLY TISSUE FCPS 9 3X4T
6210	MAYO RUSSIAN TIUSSE FCPS 9"
6214	MX*SINGLEY TISS FCPS 9
6300	SPLINTER FCPS 3-1/2
6302	SPLINTER FCPS 4
6304	SPLINTER FCPS 4-1/2
6308	CARMALT SPLINTER FCPS STR
6310	CARMALT SPLINTER FCPS CVD
6337	VIRTUS SPLINTER FCPS 45D 6
6340	WILLIAMS SPLNTR FCPS 5 1/2 45D
6350	PEET SPLINTER FCPS 4-3/4
6400	MILTEX SPLINTER LIBERATOR 5
7106	PRATT FCPS 6"
7110	BABY PEAN FCPS 5-1/2 STR DEL
7118	ROCH-PEAN FCPS 5-1/2 STR
7120	ROCH PEAN FCPS 6 1/4 STR
7126	ROCH PEAN FCPS 9" STR
7128	ROCH-PEAN FCPS 10-1/4 STR
7138	ROCH PEAN FCPS 6 1/4" CVD
7150	ROCH OCHSNER FCPS 6 1/4" STR
7152	ROCH OCHSNER FCPS 7 1/4" STR
7154	ROCH OCHSNER FCPS 8" STR
7156	ROCH OCHSNER FCPS 9" STR
7162	ROCH OCHSNER FCPS 7 1/4" CVD

7166	ROCH OCHSNER FCPS 9" CVD
7170	ROCH-CARMALT FCPS 6-1/4 STR
7172	ROCH CARMALT FCPS 6 1/4" CVD
7182	ROCH CARMALT FCPS 8" CVD
7190	MICULICZ FCPS 8 SLIGHT CURVE
7210	BABY MIXTER FCPS 5 1/4" DELIC
7230	BAINBRIDGE FCPS 6 STR
7232	BAINBRIDGE FCPS 6 CVD
7234	BAINBRIDGE FCPS 7-1/4 STR
7236	BAINBRIDGE FCPS 7-1/4 CVD
7250	MOSQUITO FCPS 8-1/4 STR
7252	MOSQUITO FCPS 8-1/4 CVD
7254	MOSQUITO FCPS 8-1/4 ANG
7255	GEMINI MIXTER CLAMP 5 1/2 DEL
7258	GEMINI MIXTER CLAMP 9 DEL
7259	GEMINI MIXTER CLAMP 11 DEL
7280	JOHNS HOPKINS CLAMP 1 1/2 DEL
7284	JOHNS HOPKINS CLAMP 2 1/2 STR
7292	JOHNS HOPKINS CLAMP 2 CVD
7294	JOHNS HOPKINS CLAMP 2 1/2 CVD
7304	DIEFFENBACH SERR 1-1/2 STR
7504	BACKHAUS TOWEL CLAMP 3-1/2
7506	BACKHAUS TOWEL CLAMP 5-1/4
7514	LORNA TOWEL CLAMP 3-1/2
7515	LORNA TOWEL CLAMP 5-1/4
7600	FOERSTER FCPS 9-1/2 STR SERR
7602	FOERS FCPS 9-1/2 STR SMTH
7604	FOERSTER FCPS 7 STR SERR
7606	FOERS FCPS 7 STR SMTH
7610	FOERSTER FCPS 9-1/2 CVD SERR
7620	BOZEMAN FCPS STR 10-1/2
7624	BOZEMAN FCPS LARGE RING
7630	FLETCHER FCPS STR 9-1/2
7632	FLETCHER FCPS CVD 9-1/2
8102	STRATTE NEEDLE HOLDER 9
8130	MASSON NEEDLE HOLDER 10-1/2
8134	WANGENSTEEN NH 10-3/4
9102	LITTAUER STITCH SCS 4-1/2
9103	NORTHBENT STITCH SCS 4-3/4
9106	LONG STITCH SCS 6
9108	MILTEX STITCH SCS 4-1/2
9110	O'BRIEN STITCH SCS 3-3/4
9117	MILTEX STITCH REM.SCISS 4.75"
9120	WIRE SCISSORS 4 3/4 STR SERR
9124	WIRE SCISSORS 4 3/4 ANGELED
9128	D/A PLIERS 4-1/2 NICKEL PL
9146	DESCHAMPS NDL SHARP LEFT
9148	DESCHAMPS NDL SHARP RIGHT
9154	DUPUYS-WEISS NDL RIGHT
9156	DUPUYS-WEISS NDL LEFT
10220	ANTHONY SUCTION TUBE CH
10290	NABATOFF VEIN STRIP W/CASE
10291	NABATOFF VEIN STRIP W/O CASE
11102	CUSHING VEIN RETRACTOR
11112	FARABEUF RETR 4-3/4 SET/2
11118	MAYO COLLIN RETR SET/2
11122	US ARMY RETRACTOR 8 1/2 SET/2
11130	RIBBON RETR 3/4 X 13
11132	RIBBON RETRACTOR 1 X 13
11134	RIBBON RETR 1-1/4 X 13
11136	RIBBON RETRACTOR 1 1/2 X 13
11140	RIBBON RETRACTOR 2 X 13

11146	BABY RIBBON RETR 1 X 8
11150	PARKER MOTT RETR 6 SET/2
11152	ROUX RETR SET/3
11154	ROUX RETR MEDIUM 7/8 X 1-3/8
11155	ROUX RETR LARGE 1 X 1-5/8
11160	LANGENBECK RETR 3/8 X 1-1/4
11200	DEAVER RETR 1 X 9
11202	DEAVER RETRACTOR 1 X 12
11208	DEAVER RETRACTOR 2 X 12
11210	DEAVER RETRACTOR 3 X 12
11218	BABY DEAVER RETR 5/8 X 8 1/2
11219	BABY DEAVER RETR 3/4 X 7
11220	BABY DEAVER RETRACTOR 7/8 X 8
11223	DEAVER RETR W/HANDLE 1 1/2X12
11224	DEAVER RETRACTOR W/HANDLE 2X12
11225	DEAVER RETR W/HANDLE 4 X 12
11240	MEYERDING RETRACTOR 3 1/2 X 2
11260	RICHARDSON-EASTMAN RETR SET 2
11292	MURPHY GB RETR 2 BLADE
11300	FOSS GB RETR 1-3/4 BLADE
11314	HARRINGTON RETR 2 1/2 BLADE
11316	HARRINGTON RETR 1 1/2 BLADE
11318	HARRINGTON RETR 1 BLADE
11342	FRITSCH ABD RETR 3 BLADE
11346	MAYO ABD RETR 2-3/4 BLADE
11350	ISRAEL RETRACTOR 4 PRONG
11365	MX*PEDIATRIC GELPI RETR 5-1/2
11365	PEDI GELPI RETRACTOR 5 1/2
11366	GELPI PERINEAL RETRACTOR 6 3/4
11368	GELPI PERINEAL RETR W/STOPS
11374	RIGBY RETR 6-3/4
11410	O'SULLIVAN O'CONNOR ABDOM RETR
11421	BALFOUR RETR FENESTRATED 10"
11428	BALFOUR RETRACTOR EXTRA DEEP 7
11448	BALFOUR CTR BLADE 5 X 2 MALLEA
11502	VOLKMAN HOOK SHRP RING HNDL
11504	VOLKMAN RETR 2 SHRP HOLL HNDL
11510	VOLKMAN RETR 6 SHRP HOLL HNDL
11512	VOLKMAN RETR 2 BLNT HOLL HNDL
11518	VOLKMAN RETR 6 BLNT HOLL HNDL
11530	VOLKMAN RETR 2 SH RING HDLE
11534	VOLKMAN RETR 4 SH RING HDLE
11536	MX*VOLKMAN RET 6-SH RING HDLE
11536	VOLKMAN RETR 6 SH RING HDLE
11538	VOLKMAN RETR 2 BL RING HDLE
11540	VOLKMAN RETR 3 BL RING HDLE
11542	VOLKMAN RETR 4 BL RING HDLE
11544	VOLKMAN RETR 6 BL RING HDLE
11546	VOLKMAN RETR 2 SH US RING HDLE
11549	VOLKMAN RETR 6 SH US RING HDLE
11552	VOLKMAN RETR 3 BL US RING HDLE
11553	VOLKMAN RETR 4 BL US RING HDLE
11562	MURPHY RETRACTOR 3 SHARP PRONG
11564	MURPHY RETRACTOR 4 SHARP PRONG
11566	MURPHY RETRACTOR 6 SHARP PRONG
11574	MURPHY RETRACTOR 6 BLUNT PRONG
11580	BENNETT RETR 1-3/4 BLADE
11582	BENNETT RETR 2-1/2 BLADE
11590	HIBBS RETRACTOR 1 X 3 BLADE
11600	WEITLANER RETRACTOR 4 SHARP
11602	WEITLANER RETRACTOR 4 BLUNT
11608	WEITLANER RETRACTOR 5 1/2 SHAR

11611	WEITLANER RETR 5-1/2 SOLID
11625	PAPARELLA-WEITLANER RETRACTOR
11672	BADGLEY RETRACTOR 6 1/2 SPREAD
11700	MX*ADSON RETR 7-1/2 STR ARMS
11702	ADSON RETRACTOR 7 1/2 ANGLED
13015	EKG CALIPER ECONOMY LINE
13200	MEASURING TAPE FIBREGLASS
14103	BAKES COMMON DUCT DILATORS 3MM
14104	BAKES COMMON DUCT DILATORS 4MM
14105	BAKES COMMON DUCT DILATORS 5MM
14106	BAKES COMMON DUCT DILATORS 6MM
14107	BAKES COMMON DUCT DILATORS 7MM
14108	BAKES COMMON DUCT DILATORS 8MM
14109	BAKES COMMON DUCT DILATORS 9MM
14415	MAYO COMMON DUCT PROBE 15 FR
14418	MAYO COMMON DUCT PROBE 18 FR
15021	MX* MAG LPE 3.5X BLK XL
15022	MX* LOUPES RX INSERT
16102	BABY ALLEN INT FCPS 6-1/2 1X2T
16130	MAYO-ROBSON INTEST FCPS 10 STR
16132	MAYO-ROBSON INTEST FCPS 10 CVD
16160	DOYEN INTEST FCPS 9 STR
16162	DOYEN INTEST FCPS 9 CVD
16174	FEHLAND COLON CLAMP 9-3/4
16230	PAYR PYLORUS CLAMP 8"
16234	PAYR PYLORUS CLAMP 13-3/4
17105	PENCIL MICRO FCPS STR 1X2
17115	PENCIL MICRO SCS STR 4MM
17215	PENCIL MICRO SCS ANG 4MM
17301	#1 SWISS JEWELER'S FCPS
17302	#2 SWISS JEWELER'S FCPS
17303	#3 SWISS JEWELER'S FORCEPS
17304	#4 SWISS JEWELER'S FORCEPS
17305	#5 SWISS JEWELER'S FORCEPS
17307	#7 SWISS JEWELER'S FORCEPS
17980	MICRO NH 7 1/8 STR JAW W/O LOC
18102	KNAPP RETR 4 PRONG BLUNT
18110	DESMARRES RETRACTOR 11MM
18112	DESMARRES RETR 13MM
18114	DESMARRES RETRACTOR 15MM
18116	DESMARRES RETRACTOR 17MM
18120	JAEGER LID PLATE 20/23MM
18154	KNAPP CATARACT KNIFE
18170	BARRAQUER BLD BRKR 4-1/2
18171	CASTROVIEJO BLD BRKR 5-1/4
18260	ZIEGLER KNIFE NEEDLE 5MM
18292	DEAN KNIFE NEEDLE CURVED
18330	GILL CORNEAL KNIFE CVD
18350	TOOKE CORN KNIFE 2.5X15MM
18374	DIX FOREIGN BODY SPUD
18380	ELLLIS FRN BODY SPUD CVD
18390	HOSFORD FRN BODY SPUD LFT
18398	EYE MAGNET-FERN BODY LOOP
18402	DIX NEEDLE & SPUD REV HNDL
18412	TYRELL HOOK SHARP
18414	TYRELL HOOK BLUNT
18420	WIENER HOOK BLUNT
18424	O'CONNOR HOOK SHARP
18428	NUGENT HOOK SHARP
18440	STEVENS TENOTOMY HOOK
18442	GREEN STRABISMUS HOOK
18446	JAMESON STRABISMUS HOOK

18450	VONGRAEFE STRABIS HOOK SM
18452	VONGRAEFE STRABIS HOOK MED
18480	LEWIS LENS LOOP SERRATED
18498	MEYHOEFER CURETTE 1 MM
18499	MEYHOEFER CURETTE 1.5MM
18500	MEYHOEFER CURETTE 1.7MM
18502	MEYHOEFER CURETTE 2MM
18504	MEYHOEFER CURETTE 2.5MM
18506	MEYHOEFER CURETTE 3.5MM
18512	HEBRA CURETTE 2MM
18540	BUNGE EVISCER SPOON SM
18542	BUNGE EVISCER SPOON LG
18550	WELLS ENUCLEATION SCOOP
18568	FISHER SPOON AND NEEDLE
18570	GREEN SPATULA
18574	CASTROVIEJO SPAT D/E .5MM
18576	CASTROVIEJO SPATULA 10MM
18584	WECKER IRIS SPATULA
18613	KIRBY HOOK EXPRESSOR
18640	KIRBY CAPS FCPS 4 NEW CV
18650	CASTROVIEJO CALIPER
18657	THORPE CALIPER
18658	JAMESON CALIPER
18660	FLEXIBLE RULER 6 GRAD
18680	ZIEGLER LAC DILATOR 1-2
18688	HOSFORD LAC DILATOR D/E
18691	CASTROVIEJO LAC DIL D/E
18692	MULDOON LAC DILATOR
18694	WILDER LAC DILATOR FINE
18696	WILDER LAC DILATOR MEDIUM
18698	WILDER LAC DILATOR HEAVY
18700	RUEDMANN LAC DILATOR
18722	WILLIAMS LAC PROBE 0000-000
18724	WILLIAMS LAC PROBE 00-0
18726	WILLIAMS LAC PROBE 1-2
18728	WILLIAMS LAC PROBE 3-4
18730	WILLIAMS LAC PROBE 5-6
18732	WILLIAMS LAC PROBE 7-8
18779	EYE DRESS FCPS 4 STR XDL
18780	EYE DRESSING FCPS 4 STR
18781	EYE DR FCPS 4 HALF CV XDL
18782	EYE DRESS FCPS 4 HALF CVD
18783	EYE DR FCPS 4 FULL CVD XDL
18785	IRIS FCP 4 STR 1X2T X-DEL
18786	IRIS FCP 4 STR 1X2T
18787	IRIS FCP ST 1X2T NON-MAG
18804	STEVENS IRIS FCPS ST 1X2
18816	GRAEFE IRIS FCPS ST 1X2T
18818	GRAEFE DR FCP CVD SERR
18820	GRAEFE IRIS FCP CVD 1X2T
18825	GILL(CHANDLER)IRIS FCP 3
18828	TROUTMAN-BARR FCPS .12MM
18834	GILL IR FCP 2-7/8 CV 1X2T
18835	BONN FCPS 2-3/4 .12MM TTH
18836	BONN FCPS 3-3/4 .12MM TTH
18837	MCPHERSON CORN FCPS STR
18838	MCPHERSON CORN FCPS ANG
18850	GRAEFE FIX FCPS 4-3/8
18854	GRAEFE FIX FCPS W/CATCH
18860	WALADU FIX FCPS 4-3/8
18880	PIERSE COLIBRI FCPS .12MM
18881	PIERSE COLIBRI FCPS .3MM

18883	CASTROV COLIBRI FCPS PLTFM
18896	GREEN FIXATN FCPS 4 12MM
18897	GREEN FIXATN FCPS 4 5MM
18904	O'BRIEN FIXATION FCPS 4
18906	ELSCHNIG FIXATN FCPS 4-1/4
18912	LESTER FIX FCPS 3-3/4 1X2T
18914	LESTER FIX FCPS 3-3/4 2X3T
18916	HARMON FIXATION FORCEP 3
18947	HARMS SUT FCPS CV 4-1/8
18948	MCPHERSON SUT FCP ST SMTH
18949	MCPHERSON SUT FCP ANG SMTH
18950	CASTROV SUT FCPS 4.9MM
18951	CASTROV SUT FCPS 4.3MM
18952	CASTROV SUT FCPS 4.6MM
18953	CASTROV FCPS 1X2.12MM
18954	CASTROV FCPS 1X2.6MM
18955	CASTROV FCPS 1X2T.9MM
18956	NUGENT UTIL FCPS 4-1/4 SM
18964	MCCULLOUGH UTIL FCP 4 SR
18966	MCCULLOUGH UTIL FCP 4 1X2T
18970	WILLS HOSP UTIL FCPS 4
18971	BONNACCOLTO FORCEP 4
18974	SAUER SUTURING FCPS 3-1/2
18975	MANHAT EYE&EAR FCPS 1X2T
18980	THORPE CORN & SPLT FCPS 4
19102	C-128 ALLOY TUNING FORK
19104	C-256 ALLOY TUNING FORK
19106	C-512 ALLOY TUNING FORK
19108	C-1024 ALLOY TUNING FORK
19110	C-2048 ALLOY TUNING FORK
19112	C-4096 ALLOY TUNING FORK
19170	UEBE APPLICATOR 7 TRIANG
19182	BROWN APPLICATOR 6 CR SERR
19192	LATHBURY APPLICATOR CR SER
19200	FARRELL APPLICATOR TRIAN
19202	FARRELL APPLICATOR CR SERR
19211	ROSEN PICK CURVED 6.5
19212	ROSEN PICK CURVED 6.5"
19220	DAY EAR HOOK 6-1/2 SMALL
19222	DAY EAR HOOK 6-1/2 SMALL
19226	ALLPORT MASTOID SEARCHER
19228	GROSS HOOK & SPOON
19270	BUCK CUR ANG SHARP 00
19272	BUCK CUR ANG SHARP 0
19274	BUCK CUR ANG SHARP 1
19276	BUCK CUR ANG SHARP 2
19278	BUCK CUR ANG SHARP 3
19290	BUCK CUR ANG BLUNT 00
19292	BUCK CUR ANG BLUNT 0
19294	BUCK CUR ANG BLUNT 1
19296	BUCK CUR ANG BLUNT 2
19300	SHAPLEIGH EAR CUR SM
19302	SHAPLEIGH EAR CUR LG
19314	BILLEAU EAR LOOP SMALL
19316	BILLEAU EAR LOOP MEDIUM
19318	BILLEAU EAR LOOP LARGE
19350	WILDE EAR FCPS 5 SERR
19360	BLAKE EAR FCPS 4-1.4 DEL
19383	SYRINGE 3 OZ W/SHLD CH
19385	SYRINGE 4 OZ W/SHLD CH
19394	TAPERED TIP W/PLAIN END CH
19400	QUIRE MECHANICAL FINGER 4

19404	NOYES ALLIGATOR FORCEP 4
19410	HARTMAN DRESSING FORCEP 5
19415	HSE MIN.FORCEPS DELICATE 4MM
19418	MILTEX EAR FORCEPS .75MM CUPS
19420	HSE MIN EAR FORCEPS SHAFT7.2CM
19421	HSE MIN EAR FORCEPS ANGLE LEFT
19422	HSE MIN EAR FORCEPS ANG.RIGHT
19429	HARTMAN-HERZ FCPS 2MM CUP
19430	HARTMAN-HERZ FCPS 3MM CUP
19437	WEINGARTNER FCPS CON JAWS
19438	STRUEMPEL FORCEP 3
19439	DUCKBLL FCP 3 FL SERR JAWS
19465	STYLET FOR BRUENING SNARE
19481	HSE-DIETERS MALLEUS NIPPER 2MM
19501	FARRIOR EAR SPEC SIZE 1
19502	FARRIOR EAR SPEC SIZE 2
19503	FARRIOR EAR SPEC SIZE 3
19504	FARRIOR EAR SPEC SIZE 4
19505	FARRIOR EAR SPEC SIZE 5
19506	FARRIOR EAR SPEC SIZE 6
19507	FARRIOR EAR SPEC SIZE 7
19508	FARRIOR EAR SPEC SIZE 8
19509	FARRIOR EAR SPEC SIZE 9
19520	SEXTON KNIFE SWIVEL HANDLE
19534	ROSEN SUCTION TUBE 6CM 18GAUGE
19540	HSE CUTOFF ADAPTOR 2" STAINLES
19558	WILLIAM HSE SUCTION 8X12FR 5.5
19563	HOUSE SUC/IRR TUBE 2.5MM
19564	HOUSE SUC/IRR TUBE 3MM
19565	HOUSE SUC/IRR TUBE 4.5MM
19570	FRAZIER SUCTION TUBE 6 FR
19572	FRAZIER SUCTION TUBE 7 FR
19573	FRAZIER SUCTION TUBE 8 FR
19574	FRAZIER SUCTION TUBE 9 FR
19575	FRAZIER SUCTION TUBE 10FR
19576	FRAZIER SUCTION TUBE 11 FR
19577	FRAZIER SUCTION TUBE 12 FR
19580	BARON SUCTION TUBE 3 FR
19582	BARON SUCTION TUBE 5FR
19584	BARON SUCTION TUBE 7FR
19585	SCHUKNECHT SUCT TUBE 20 GAUGE
19586	SCHUKNECHT SUCT TUBE 24 GAUGE
19589	ANTHONY SUC TUBE 3MM I.D.
19655	SCHUHKNECHT RETR 3X3 SHP
19660	WULLSTEIN ENDAURAL RETR 5
19668	PERKINS RETR SLD BLD
19669	PERK RTR CVD RT SLD BLD
19700	SPRATT BRUN CUR SZ 5/0
19702	SPRATT BRUN CUR SZ 4/0
19704	SPRATT BRUN CUR SZ 3/0
19706	SPRATT BRUN CUR SZ 2/0
19708	SPRATT BRUN CUR SZ 0
19710	SPRATT BRUN CUR SZ 1
19712	SPEC FOR 19-70 MEDIUM CH
19713	SPEC FOR 19-70 LARGE CH
19714	SPRATT BRUN CUR SZ 3
19716	SPRATT BRUN CUR SZ 4
19718	SPRATT BRUN CUR SZ 5
19720	SPRATT BRUN CUR SZ 6
19750	ALEXANDER CHISEL 4MM
19752	ALEXANDER CHISEL 6MM
19756	ALEXANDER CHISEL 10MM

19758	ALEXANDER CHISEL 12MM
19770	ALEXANDER GOUGE 4MM
19784	BISHOP MASTOID GOUGE 3MM
19785	BISHOP MASTOID GOUGE 4MM
19790	GERZOG BONE MALLET
19792	LUCCAE BONE MALLET
19793	MALLET W/2 NYLON CAPS
19794	MALLET W/1 NYLON CAP
19795	NYLON CAP FOR 19-793/4
19796	MEAD MALLET W/2 NYLON CAPS
19797	NYLON CAP ONLY FOR 19-796
19804	HARTMAN RONGEUR 5-3/4
19808	BANE RONGEUR 7
19848	RUSKIN RONG 6 STR 3MM
19849	RUSKIN RONG 6 CVD 3MM
19850	RUSKIN RONG 7-1/4 STR 5MM
19852	MX*RUSKIN RONGEUR 7-1/4 CVD 5M
20100	THEOBALD SINUS PROBE SILV
20120	WILDE NASAL FCPS 6-1/2
20124	HARTMAN NASAL FCPS 7 DEL
20140	NOYES FCPS 5-1/2 SERR
20142	NOYES FCPS 6-1/2 SERR
20144	NOYES FCPS 5-1/2 1X2T
20148	KNIGHT NASAL FCPS 6-3/4
20168	SEILER TURBINATE SCS 6-1/4
20170	NASAL SCISSORS STRAIGHT BLADES
20171	NASAL SCISSORS LEFT BLADES
20172	NASAL SCISSORS RIGHT BLADES
20175	BECKER SEPTUM SCISSORS SERRATE
20182	STYLET/KRAUSE SNARE
20200	FREER SEPTUM KNIFE
20202	FREER SUBMUCOUS KNIFE
20222	BALLENGER SWIVEL BAY 3MM
20230	PIERCE ELEVATOR D/E
20238	ROGER SEPTUM ELEVATOR D/E
20240	BALL END ELEVATOR DOUBLE ENDED
20242	DUNNING ELEC&CUR 8-1/4
20246	PENNINGTON SEPT ELEV D/E
20258	HAJEK-BALLENGER SEPT ELEV
20270	FREER CHISEL 6-1/2 STR
20278	BALLENGER V CHISEL 2MM
20280	BALLENGER V CHISEL 4MM
20282	BALLENGER V CHISEL 6MM
20284	BALLENGER V CHISEL 8MM
20308	MOSHER ETHMOID CUR D/E
20330	COAKLEY CURETTES SET/6
20332	COAKLEY CURETTE 6-3/4 #1
20334	COAKLEY CURETTE 6-3/4 #2
20336	COAKLEY CURETTE 6-3/4 #3
20340	COAKLEY CURETTE 6-3/4 #5
20342	COAKLEY CURETTE 6-3/4 #6
20360	FAULKNER CURETTE D/E
20378	WIENER ANTRUM RASP SM #1
20380	WIENER ANTRUM RASP MED #2
20382	WIENER ANTRUM RASP LG #3
20404	PIERCE ANTRUM TROCAR
20420	LICHTWICZ ANTRUM NEEDLE
20426	LUER-LOK TONSIL NEEDLE STRAIGH
20427	LUER-LOK TONSIL NEEDLE CURVED
20436	VAN ALYEA CANNULA LT CV
20438	VAN ALYEA CANNULA STR CV
20450	BOWER SPHENOID CANNULA

20460	FRAZIER SUCT TUBE STR 9FR
20466	COUPL SUCT TUBE W/2 TIPS
20473	SUCTION NASAL FCPS 3.5M ANGJAW
20476	SUCTION NASAL FCPS 3.5M ST JAW
20478	STYLET ONLY FOR SUCT NASAL FCP
20504	WATS-WLLMS POLYP FCPS 6MM
20506	WATS-WLLMS POLYP FCPS 9MM
20510	LEWIS SEPTUM FCPS STR
20522	KNIGHT SEPTUM FORCEP
20544	BRUENING SEPTUM FCPS 7MM
20550	WRIGHT RUBIN SEPTUM FCPS W/GRD
20552	RUBIN SEPTAL MORSELIZER
20556	JANS-MDDLTN FCPS CUTTING
20557	JANSEN-MIDDLETON SEPTUM FORCEP
20559	HAJEK-KOFLER SPHENOID PUNCHFCP
20560	HAJEK-KOFLER SPHENOID PUNCHFCP
20566	SINUS FCPS 3MM CUPS
20567	WEIL NASAL FORCEPS SHAFT 7.2"
20570	TAKAHSHI FCPS 2.5 X 10MM
20572	TAKAHSHI FCPS 4 X 10MM
20575	TAKAHASHI NASAL FORCEPS 2MMX10
20577	TAKAHASHI NASAL FORCEPS 4MMX10
20580	WILDE-BLAKESLEY FCP 3X11MM
20582	WILDE-BLAKESLEY FCP 4X12MM
20584	WILDE-BLAKESLEY FCP 5X13MM
20585	FORCEPS WILDE STRAIGHT
20586	WILDE NASAL FCP UPTURNED
20587	ETHMOID FORCEP STRAIGHT PEDIAT
20588	ETHMOID FORCEP 45 DEGREE PEDIA
20589	ETHMOID FORCEP 90 DEGREE PEDIA
20594	GRUENWALD FCPS CUT 2MM
20596	GRUENWALD FCP CUT 2-1/2MM
20600	BLAKESLEY NASAL FORCEPS NO.0
20601	BLAKESLEY NASAL FORCEPS NO.1
20602	BLAKESLEY NASAL FORCEPS NO.2
20607	BLAKESLEY NASAL FCPS4MMX10MM#1
20608	BLAKESLEY NASAL FCPS 90 DEG #0
20660	HAJEK RONGEUR UP-BITE
20662	HAJEK RONGEUR DOWN-BITE
20699	ROTATING BACKBITER ADULT, HEAD
20708	CIRCULAR CUTTING PUNCH ST3.5MM
20709	CIRCULAR CUT.PUNCH ANGLE UP45D
20710	CIRCULAR CUT.PUNCH STRAIGHT
20715	BLAKESLEY THRU CUT.FCPS 45D2MM
20717	BLAKESLEY THRU CUT.FCPS 3 MM
20809	VOGEL CUR INFANT SIZE 7MM
20810	REV.CURVE ADENOID CURETTE 0
20811	REV.CURVE ADENOID CURETTE 1
20812	REV.CURVE ADENOID CURETTE 2
20813	REV.CURVE ADENOID CURETTE 3
20835	LOTHROP UVULA RETR 8
20836	LOVE UVULA RETR 18MM
20838	LOVE UVULA RETR 20MM
20850	LAFORCE ADENOTOME SIZE 0
20852	LAFORCE ADENOTOME SIZE 1
20854	LAFORCE ADENOTOME SIZE 2
20856	LAFORCE ADENOTOME SIZE 3
20922	MELTZER PUNCH ROUND 1
20924	MELTZER PUNCH ROUND 2
20926	MELTZER PUNCH TRIANG 1
20928	MELTZER PUNCH TRIANG 2
20929	ST.CLAIR-THOMPSON ADENOID FCPS

20930	KING ADENOID PUNCH FCPS NO.1
21102	FREER SKIN HOOK SHARP
21103	FREER SKIN HOOK BLUNT
21108	COTTLE RETR SH DBL HOOK
21144	COTTLE DOUBLE HOOK
21148	FOMAN RETR DBL BALL END
21150	COTTLE RETR 4 PR BLUNT
21152	SKIN HOOK SHARP 2MM
21153	JOSEPH HOOK SINGLE PRONG
21156	JOSEPH DOUBLE HOOK 5MM
21163	CONVERSE ALAR RETRACTOR
21165	COTTLE KNIFE GUIDE & RETR
21188	AUFRICHT RETRACTOR SOLID
21190	AUFRICHT RETRACTOR FENES
21212	COTTLE CHISEL CVD 5MM
21216	CINELLI OSTEO DBLE GRD 12
21217	CINELLI OSTEO DBLE GRD 14
21227	SILVER OSTEO SNGL GRD STR
21228	SILVER OSTEO SNGL GRD RT
21229	SILVER OSTEO SNGL GRD LT
21232	NEIVERT OSTEO STR
21233	NEIVERT-ANDSN OSTEO CV RT
21234	NEIVERT-ANDSN OSTEO CV LF
21278	SURGI-GUIDE TEMPLATE
21280	JOSEPH SAW STR
21282	JOSEPH SAW BAYONET RIGHT
21284	JOSEPH SAW BAYONET LEFT
21300	COTTLE CARTILAGE CRUSHER
21321	MARTINI BONE CURETTE
21322	WILLIGER CURETTE D/E OVAL
21330	JOSEPH RASP FINE
21338	COTTLE RASP
21342	MALTZ RASP
21343	MALTZ RASP IMPR D/E PATT
21346	AUFRICHT RASP FORWARD
21348	AUFRICHT RASP BACKWARD
21352	LEWIS RASP FINE
21354	LEWIS RASP COARSE
21360	GALLAHER RASP STR
21368	FOMON RASP D/E 4-SIDED
21369	FOMON RASP FL/CONV CRS
21370	FOMON RASP FL/CONV FN
21379	WIRE BRUSH/RASPS,FILES
21440	COTTLE COLUMELLA FORCEP
21536	LITTLER SUTURE SCS W/HOLE
21539	KLEINERT-KUTZ SCS 4-7/8
21600	FOMON SABER BACK SCISSOR
21602	FOMON LOWER LAT SCISSOR
21604	FOMON DORS SCS ANGULAR
21605	RHYTIDECTOMY SCS 6-1/2
21606	CASTANARES FACELIFT SCS
21607	GORNEY FACE SCS 7-3/4 STR
21608	GORNEY FACE SCS 7-3/4 CVD
21610	COTTLE DORSAL SCS 6-1/2
21621	GORNEY SEPTAL SCS D/A
21622	CAPLAN NASAL BONE SCS 8
21624	KAZANJIAN CUTTING FORCEP
21626	RUSKIN BONE FCPS 6 STR
21627	RUSKIN BONE FCPS 6 CVD
21628	RUSKIN CUTTING FCPS DEL
21630	JOSEPH NAS SCS 5-3/4 STR
21632	JOSEPH NAS SCS 5-3/4 CVD

21657	WALSHAM SEPT STRGHTR UNIV
21658	WALSHAM SEPT STRGHTR RT
21660	ASH SEPTUM STRAIGHTENER
21661	FERRIS-SMITH FRAGMENT FCPS
21900	OBWEGESER MANDIB AWL 5-1/2
21901	OBWEGESER MAXILLARY WAL 7
21902	OBWEGESER ZYG ARCH WAL 9
22210	LIP AND CHEEK RETRACTOR
22480	BLUMENTHAL RONGEUR 6
22484	MEAD RONGEUR 1A PATTERN
22488	ORAL SURGERY RONGUER NO 4A
22494	FRIEDMAN RONGEUR
22556	COLVER TONS FCPS 7-1/2 STR
22558	COLVER TONS FCPS 7-1/2 CVD
22586	TIVEN TONSIL FORCEP
22660	SCHNIDT TONS HEMOST OPEN
22662	SCHNIDT TONSIL STAT FCPS CLOSE
22802	CANFIELD TONSIL KNIFE
22810	DEAN TONSIL KNIFE STR
22856	MORRISON-HURD DISS/PILLAR
22890	COLVER TONSIL RETRACTOR
22962	LILLY TONSIL SCS 7-1/2
23103	LARYNG MIRROR W/HDL SZ 3
23124	LARYNG MIRROR W/HDL SZ 4
23145	LARYNG MIRROR W/HDL SZ 5
23162	JACKSON LAR FCPS W.O TTH
23166	LARYNG MIRROR W/HDL SZ 6
23187	LARYNG MIRROR W/HDL SZ 7
23200	LARYNG MIRROR W/HDL SZ00
23270	UNIVERSAL TIP SERRATED
23320	LARYNG MIRR W/O HDL SZ 0
23362	LARYNG MIRR W/O HDL SZ 2
23383	LARYNG MIRR W/O HDL SZ 3
23404	LARYNG MIRR W/O HDL SZ 4
23420	UNIVERSAL HANDLE
23425	LARYNG MIRR W/O HDL SZ 5
23446	LARYNG MIRR W/O HDL SZ 6
23467	LARYNG MIRR W/O HDL SZ 7
23600	SERR GRASP D/A FCPS 30 CM
23622	KAHLER D/A FCPS W/TTH 40CM
23680	JACKSON CUP FCPS 2MM STR
23690	JACKSON CUP FCPS 4MM STR
23720	JACKSON CUP FCPS 4MM ANG
23804	BRONCH ALLIG FCP SER 3MM
24556	DEBAKEY TISSUE FCPS 12
24570	DEBAKEY TISSUE FCPS 6
24572	DEBAKEY TISSUE FCPS 7 3/4
24574	DEBAKEY TISSUE FCPS 9 1/2
24582	COOLEY TISSUE FCPS 8
24650	MX*DEBAKEY BULLDOG CVD 7.5 CM
24654	MX*DEBAKEY BULLDOG CVD 10.5 CM
24800	DEBAKEY BULLDOG RING HNDL STR
24802	DEBAKEY BULLDOG RING HNDL CVD
25102	FINOCHIETTO RIB SPREADER STR 8
25158	HAIGHT RIB SPREADER 6.5CM ARMS
25172	HARKEN RIB SPREADER 10 SPREAD
25202	BAILEY-GIBBON RIB CONTRACTOR
25272	SAUERBRUCH RETR SIZE 2
25274	SAUERBRUCH RETR SIZE 3
25360	GLUCK RIB SHEARS
25384	RUSKIN BONE CUTTING FCPS STR
25385	RUSKIN BONE CUTTING FCPS ANG

25480	SAUERBRUCH RONG SQ STR 17MM
25510	LEKSELL RONGEUR 3MM BITE
25754	DUVAL FORCEPS 9", 1" JAWS
25782	RUMEL FORCEPS MEDIUM CURVE
25812	MIXTER FCPS 9 LONGITUD SERR
25821	MILTEX UNDERMINING FCPS 11 CVD
25834	BRIDGE FORCEPS 11 STR DELICATE
25835	BRIDGE FORCEPS 11 CVD DELICATE
25836	KANTROWITZ CLAMP RT-ANGL 7-1/2
25837	KANTROWITZ CLAMP RT-ANGL 9-1/2
25838	KANTROWITZ CLAMP RT-ANGL 11
25848	FINOCHIETTO LIGATURE CARRIER
26119	GIGLI SAW HANDLE STRANDARD
26120	GIGLI SAW HANDLE T-SHAPE RIGID
26122	GIGLI SAW HANDLE T-SHAPE SWVL
26132	GIGLI WIRE SAW 20"
26140	MICHELE TREPHINE 3/16 O.D.
26141	MICHELE TREPHINE 7/32 O.D.
26142	MICHELE TREPHINE 5/16 O.D.
26143	MARKER FOR LARGE TREPHINE
26330	MAGILL CATHETER FCPS CHILD
26337	SPURL-KERRISON RONG 8 UP 5MM
26394	CUSHING RONG 2X10MM STR 5
26395	CUSHING RONG 2X10MM CVD UP 5
26396	CUSHING RONG 2X10MM CVD DWN 5
26397	MX*CUSHING RONG 2X10MM STR 7
26462	ROUND BURR 8MM
26474	FERRIS-SMITH RONG STR 6MM
26590	RANEY SCALP CLIP APPL FCPS
26710	CHILDRENS HOSP BRAIN SPAT SLVR
26732	CUSHING SPATULA SPOON 7-3/4
26760	ADSON BRAIN CANNULA 10CM STER
26762	ADSON BRAIN CANNULA 14CM STER
26956	FERRIS-SMITH FCPS 7 1X2T
26958	FERRIS-SMITH FCPS 7 2X3 TEETH
27144	POLK FINGER GONIOMETER 6
27158	WIRE + PIN CUTTER GANNU
27204	KIRSCHNER WIRE 12 DI.045
27210	KIRSC WIRE 7-1/2 DI.045
27212	KIRSC WIRE 7-1/2 DI.0625
27213	MINI HOHMANN RETR 6MM BLADE
27214	MINI HOHMANN RETR 8MM BLADE
27215	HOHMANN RETR 10MM BLADE
27216	HOHMANN RETR 18MM BLADE
27217	HOHMANN RETR 25MM BLADE
27218	HOHMANN RETR 43MM BLADE
27219	HOHMANN RETR 70MM BLADE
27224	SMILLIE MENISCUS HK 5-3/4
27225	HAYS HAND RETRACTOR 6
27230	VOLKMAN HK SHP RING HANDLE
27331	HOKE OSTEOTOMES 1/8 STR
27332	HOKE OSTEOTOMES 3/16 STR
27333	HOKE OSTEOTOMES 1/4 STR
27334	HOKE OSTEOTOMES 5/16 STR
27335	HOKE OSTEOTOMES 8/8 STR
27336	HOKE OSTEOTOMES 1/2 STR
27420	HIBBS CHISEL 9 STR 3/8
27422	HIBBS CHISEL 9 STR 1/2
27426	HIBBS CHISEL 9 STR 3/4
27428	HIBBS CHISEL 9 STR 1
27438	HIBBS OSTEOTOME 9 STR 1/4
27440	HIBBS OSTEOTOME 9 STR 3/8

27442	HIBBS OSTEOTOME 9 STR 1/2
27444	HIBBS OSTEOTOME 9 STR 5/8
27446	HIBBS OSTEOTOME 9 STR 3/4
27447	HIBBS OSTEOTOME 9 STR 7/8
27448	HIBBS OSTEOTOME 9 STR 1
27449	HIBBS OSTEOTOME 9 STR 1-1/8
27450	HIBBS OSTEO 9 STR 1-1/4
27452	HIBBS OSTEO 9 STR 1-1/2
27460	HIBBS GOUGE 9 STR 3/8
27488	LAMBOTTE OSTEO STR 6MM
27490	LAMBOTTE OSTEO STR 13MM
27492	LAMBOTTE OSTEO STR 19MM
27494	LAMBOTTE OSTEO STR 25MM
27496	LAMBOTTE OSTEO STR 32MM
27498	LAMBOTTE OSTEO STR 38MM
27499	LAMBOTTE OSTEO CVD 6MM
27500	LAMBOTTE OSTEO CVD 13MM
27502	LAMBOTTE OSTEO CVD 19MM
27504	LAMBOTTE OSTEO CVD 25MM
27506	LAMBOTTE OSTEO CVD 32MM
27508	LAMBOTTE OSTEO CVD 38MM
27510	SMITH-PETERSON OSTEOTOME 8X.25
27514	SMITH-PETERSON OSTEOTOME 8X.5
27518	SMITH-PETERSON OSTEOTOME 8X.75
27599	SWISS PATTERN OSTEO 2 MM
27600	SWISS PATTERN OSTEO 4 MM
27601	SWISS PATTERN OSTEO 6 MM
27602	SWISS PATTERN OSTEO 10 MM
27603	SWISS PATTERN OSTEO 14 MM
27604	SWISS PATTERN OSTEO 18 MM
27605	SWISS PATTERN OSTEO 20 MM
27609	CASE/SWISS PATT OSTEOTOMES
27610	OSTEOTOMES (SET/9) W/CASE
27660	MILTEX MALLET 16OZ
27662	MILTEX MALLET 32OZ
27680	MURPHY-LANE BONE SKID
27700	PUTTI BONE RASP FLAT
27702	PUTTI BONE RASP ROUND
27703	BONE FILE BAYONET SHANK
27744	SAYRE ELEVATOR SHARP
27746	SAYRE ELEVATOR BLUNT
27747	CHANDLER ELEV 1/2X7-1/2
27748	CHANDLER ELEV 3/4X8
27749	CHANDLER ELEV 1X9-1/4
27750	CHANDLER ELEV 1-1/4X10
27752	CREGO ELEV 7MM SLTLY CVD
27753	CREGO ELEV 7MM FULL CV
27754	CREGO ELEV 14MM FULL CV
27821	KEY PERIOSTEAL ELEVATOR 7.5STR
27920	VOLKMANN CURETTE 5-1/2
27924	VOLKMANN CURETTE 5 D/E
27926	VOLKMANN CURETTE 6-1/2
27972	SMILLIE MENISC KNIFE LEFT
27974	SMILLIE MENISC KNIFE RIGHT
27980	LOWE-BRECK CARTIL KNIFE
27990	MX*MARTIN CARTILAGE CLAMP 7
27992	MARTIN CARTILAGE CLAMP 8
28100	LARRY RECTAL PROBE 7
28104	BARR PROBE 8 STER SHAFT
28106	BUIE PROBE 5-1/2 STR SHFT
28108	PRATT PRBE 7-3/4 STR SHFT
28109	BARR FISTULA PROBE D/E 7

28120	PRATT CRYPT HOOK NARROW
28122	PRATT CRYPT HOOK SHORT
28124	PRATT CRYPT HOOK LONG
28128	STEWART CRYPT HOOK SHORT
28130	STEWART CRYPT HOOK LONG
28131	ROSSER CRYPT HOOK 6-3/4
28140	BARR CRYPT HOOK 10 D/E
28150	MCGIVNEY HEMORR LIGATOR
28151	LIGATING RINGS <100>
28152	MCGIVNEY HEMORR GRASP FORCEP
28153	LOADING CONE FOR 28-150
28200	STAUDE-MOORE FERGUSON FORCEP
28240	MILLER RETAL SCISSOR 6-3/4
28244	PRATT RECTAL SCISSOR 8-1/4
28296	YEOMANN BIOPSY FORCEP 13
28298	YEOMANN BIOPSY FORCEP 15
28304	YEOMANN ROT BIOPSY FORCEP 16
28330	TURRELL SHAFT ONLY 16
28341	PISTOL GRIP HANDLE ONLY
28360	RECTAL COTTON CARRIER 15
28370	BUIE SUCTION TUBE W/VALVE
28380	BUIE SUCTION TUBE W/VALVE
28382	BIOPSY FCPS STR 35 CM
28386	BIOPSY FCPS OFFSET 35CM
28400	BIOPSY FCPS HANDLE ONLY
29102	MATHIEU URETH FORCEP 11-1/2
29148	MCCREA INF SND CVD 8 FR
29280	WERTHEIM PEDICLE CL 9-3/4
29282	WERTHEIM-CULLEN PEDICL CL
29302	STILLE VESSEL CLAMP 9
29304	HERRICK PEDICLE CLAMP 9-1/2
29308	MAYO-GUYON VESSEL CLAMP 9
29328	FEMALE CATHETER 8 FR
29610	VAN BUREN SOUND 10 FR
29612	VAN BUREN SOUND 12 FR
29614	VAN BUREN SOUND 14 FR
29616	VAN BUREN SOUND 16 FR
29618	VAN BUREN SOUND 18 FR
29620	VAN BUREN SOUND 20 FR
29622	VAN BUREN SOUND 22 FR
29624	VAN BUREN SOUND 24 FR
29626	VAN BUREN SOUND 26 FR
29628	VAN BUREN SOUND 28 FR
29630	VAN BUREN SOUND 30 FR
29632	VAN BUREN SOUND 32 FR
29634	VAN BUREN SOUND 34 FR
29636	VAN BUREN SOUND 36 FR
29638	VAN BUREN SOUND 38 FR
29640	VAN BUREN SOUND 40 FR
29810	DITTEL URETH SOUND 10 FR
29812	DITTEL URETH SOUND 12 FR
29814	DITTEL URETH SOUND 14 FR
29816	DITTEL URETH SOUND 16 FR
29818	DITTEL URETH SOUND 18 FR
29820	DITTEL URETH SOUND 20 FR
29822	DITTEL URETH SOUND 22 FR
29824	DITTEL URETH SOUND 24 FR
29826	DITTEL URETH SOUND 26 FR
29828	DITTEL URETH SOUND 28 FR
29830	DITTEL URETH SOUND 30 FR
29832	DITTEL URETH SOUND 32 FR
29834	DITTEL URETH SOUND 34 FR

30125	COLLIN SPECULUM MEDIUM
30140	DEVILBISS VAG SPECULUM SMALL
30141	DEVILBISS VAG SPECULUM MEDIUM
30142	DEVILBISS VAG SPECULUM LARGE
30174	SIMS VAGINAL SPECULUM SMALL
30176	SIMS VAGINAL SPECULUM MEDIUM
30178	SIMS VAGINAL SPECULUM LARGE
30180	GUTTMAN EXAM SPECULUM
30187	AUVARD VAG SPEC 2.5LBS
30188	AUVARD VAG SPECULUM 3 LBS
30193	AUVARD VAG SPEC 2.5 LBS
30195	STEINER-AUVARD SPECULUM 2-1/2
30215	SIMS VAGINAL SPEC D/E MED
30220	SIMS VAGINAL SPECULUM D/E LG
30320	EASTMAN VAG RETRACTOR 1-1/2X3
30325	EASTMAN RETRACTOR 1-1/2X3-1/2
30330	EASTMAN VAG RETRACTOR 1-1/2X4
30370	O'SULLIVAN-O'CONNOR RETRACTOR
30395	DOYEN VAG RETR1-3/4X2-1/2
30406	DOYEN VAG RETR2-1/8X3
30415	DOYEN VAG RETR2-1/4X3-1/2
30500	HANK UTERINE DILATOR SET
30520	HEGAR DIL S/E SET/1-26MM
30620	GOODELL UTERINE DILATOR 13
30625	GOODELL UTERINE DILATOR 11
30650	SIMS UTERINE SOUND SILVER
30655	SIMPSON SOUND SIL-PL
30940	I.U.D. EXTRACTOR HOOK
30950	MX*MILTEX TENAC HOOK 8 X-DEL
30951	EMMETT TENAC HOOK STYLE 1
30954	EMMETT TENAC HOOK STYLE 4
30965	SCHROEDER-BRAUN TENAC FCPS
30970	KAHN TENACULUM FORCEPS
30975	DUPLAY TENACULUM FORCEPS
30985	BARRETT TENACULUM FORCEPS
30988	JARCHO TENACULUM FORCEPS
30997	TEALE VULSELLUM FORCEPS
31000	INSTR BRUSHES SET/3 NYLON
31001	INSTR BRUSHES SET/3 STAIN
32000	CANNULA WIRE CLAMP
33140	FINGER RING CUTTER
33142	RING CUTTER BLADE SS
33160	PIFFARD CURETTE NARROW 0
33161	PIFFARD CURETTE NARROW 1
33162	PIFFARD CURETTE NARROW 2
33163	PIFFARD CURETTE NARROW 3
33200	SCHAMB COMEDONE X-SQ
33201	SCHAMB COMEDONE X-CRMPD
33202	SCHAMB COMEDONE X-FINE
33203	COMEDONE X-FLAT&WIRE EXP
33214	MILTEX COMEDONE EXTR 6
33215	GREG COMEDONE EXTR
33232	FINGER NAIL DRILL W/CHUCK
33240	BIRO DERMAL NAEVUS SCISSOR
33242	UNDERMINING SCISSOR 4-1/2
33301	KEYS HANDLE
33307	KEYS HEAD 7MM
33500	MILTEX DEPILATORY FORCEPS
34250	DISSECTING TENACULUM 6-1/2
34256	ANEURYSM NEEDLE W/EYE
40200	NAIL NIPPER 4-1/2 CH
40205	NAIL NIPPER 4-1/2 BRL SPRG CH

40207	NAIL NIPPER 5-1/2 BRL SPRG CH
40217	NAIL NIPPER 5 CONCAVE SS
40219	D/A NAIL NIPPER 6 CONCAVE SS
40220	TISSUE NIPPER 4 STR CH
40224	NAIL SPLITTER STR 4 SS
40228	NAIL SPLITTER 6 DEL STR SS
40230	NAIL SPLITTER 5 ENG ANVIL PATT
40234	PLATYPUS NAIL PULLING FCPS 7MM
40235	PLATYPUS NAIL PULLING FCPS 4MM
40252	TISSUE NIPPER 5 CONVEX 8MM SS
40260	INGROWN NAIL SPLITTING SCS 6
40425	NAIL SCS 3-1/2 CVD CH
40435	CUTICLE SCS 3-1/2 CVD REG CH
40445	CUTICLE SCS 3-1/2 CVD DEL CH
40460	MOLESKIN SCS 7-1/2 STR
40570	CURETTE EXC 1MM
40581	CURETTE EXC W/HOLE 1.5MM
40582	CURETTE EXC W/HOLE 2MM
40583	CURETTE EXC W/HOLE 2.5MM
41050	SCALPEL HANDLE NO. 3
41055	SCALPEL HANDLE NO. 4
41057	SCALPEL HANDLE NO. 7
50112	SURG SCS STR SH/BL 14.5 CM
50122	SURG SCS STR BL/BL 14.5 CM
50124	SURG SCS STR BL/BL 16.5 CM
50230	MIXTER SCS STR 15.5 CM
50445	54-1055 LOCKLIN SCS ANG S-CVD
50810	ANEURYSM NEEDLE-VEIN EXPANDER
60100	HALSTED-MOSQUITO FCPS STR 12CM
60101	INST. 33-4001 HALSTED-MOSQUITO
60221	RANKIN CRILE ART FCPS CVD 16
60302	ROCHESTER PEAN FCPS STR 18.5
60321	PEAN ART FCPS DEL CVD 16.5 CM
60460	KOCHER ART FCPS 1X2 STR 14CM
69738	69738 XS NATHANSON RETRACTOR 5MM
69761	69761 XL MEDI TRAY ARMS 26.7X11X 6
69761	69761 XL MEDI TRAY ARMS 26.7X11X 6
70100	BACKHAUS TOWEL FCPS 9 CM
70105	BACKHAUS TOWEL FCPS 13.5 CM
70151	FOERSTER SP FCPS STR 18 SERR
70156	INST. 33-6030 FOERSTER SP FCPS
70632	WIRE TRAY 24X24X10 CM
70636	WIRE TRAY 40X24X10 CM
70748	WIRE TRAY 52X24X10 CM
70831	SINGLE USE PAP FILTERS 100
70838	SEALS OF PLASTIC 100 PCS
70897	IDENT.LABEL W/O SPRING HOOK
72983	MINI-CONTAINER ALU
73016	ALU CONT 285X280X135 NON-P
73026	ALU CONT 285X280X150 NON-P
73226	ALU CONT
80169	RHOTON TEARDROP DISSECTOR #16
94018	SS WIRE 1 OZ SPOOL 18 GA
94026	SS WIRE 1 OZ SPOOL 26 GA
94028	SS WIRE 1 OZ SPOOL 28 GA
94418	SS WIRE 4 OZ SPOOL 18 GA
94420	SS WIRE 4 OZ SPOOL 20 GA
94422	SS WIRE 4 OZ SPOOL 22 GA
94424	SS WIRE 4 OZ SPOOL 24 GA
94425	SS WIRE 4 OZ SPOOL 25 GA
94426	SS WIRE 4 OZ SPOOL 26 GA
94428	SS WIRE 4 OZ SPOOL 28 GA

100125	ALLIS TISS FCPS 5X6 15.5 CM DE
141010	BAKES COMMON DUCT DILATORS 10M
141011	BAKES COMMON DUCT DILATORS 11M
142417	DESJ GALL STONE SCOOP 17F
142421	DESJ GALL STONE SCOOP 21F
142424	DESJ GALL STONE SCOOP 24F
142427	DESJ GALL STONE SCOOP 24F
171000	Generic: MILTEX ALLIANCES Surgical Instruments
171010	Generic: NEURO RETRACTORS NEURO RETRACTORS Surgical Instruments
171020	Generic: MILTEX ALLIANCES Surgical Instruments
171150	Generic: NEURO RETRACTORS NEURO RETRACTORS Surgical Instruments
172060	Generic: MILTEX ALLIANCES Surgical Instruments
172100	Generic: NEURO RETRACTORS NEURO RETRACTORS Surgical Instruments
172110	Generic: NEURO RETRACTORS NEURO RETRACTORS Surgical Instruments
172160	MICRO DISS SCS 7 1/8 RND HNDL
172500	Generic: MILTEX ALLIANCES Surgical Instruments
172510	Generic: MILTEX ALLIANCES Surgical Instruments
172600	Generic: MILTEX ALLIANCES Surgical Instruments
172602	Generic: MILTEX ALLIANCES Surgical Instruments
172603	Generic: MILTEX ALLIANCES Surgical Instruments
174000	Generic: MILTEX ALLIANCES Surgical Instruments
174005	Generic: MILTEX ALLIANCES Surgical Instruments
174010	Generic: MILTEX ALLIANCES Surgical Instruments
174015	Generic: MILTEX ALLIANCES Surgical Instruments
174030	Generic: MILTEX ALLIANCES Surgical Instruments
174060	Generic: MILTEX ALLIANCES Surgical Instruments
174070	Generic: MILTEX ALLIANCES Surgical Instruments
174100	Generic: MILTEX ALLIANCES Surgical Instruments
174800	Generic: MILTEX ALLIANCES Surgical Instruments
174801	Generic: MILTEX ALLIANCES Surgical Instruments
181104	ZIEGLER CILIA FCPS 3-1/2
181106	DOUGLAS CILIA FCPS 3-1/2
181107	SWISS CILIA FCPS 3-3/4
181111	BARRAQUER CILIA & SUT FCPS
181170	AYER CHALAZION FCPS 3-1/2
181174	LAMBERT CHALAZ FCPS 3-1/2
181178	HUNT CHALAZION FCPS 3-3/4
181190	WEIS CHALAZION FCPS 4
181200	DESMARRES CHALAZ FCPS SML
181202	DESMARRES CHALAZ FCPS MED
181204	DESMARRES CHALAZ FCPS LGE
181208	FRANCIS CHALAZ FCPS 3-3/4
181260	JAMESON REC FCPS 3-3/4 LFT
181262	JAMESON REC FCPS 3-3/4 RGT
181392	BONN IRIS SCS 3-1/2 STR
181394	BONN IRIS SCS 3-1/2 CVD
181396	IRIS SCS 3-1/2 STR DEL
181398	IRIS SCS 3-1/2 CVD DEL
181404	MILTEX IRIS SCS 4 STR HVY
181405	MILTEX IRIS SCS 4 CVD HVY
181415	IRIS SCS RIBBON TYPE 4 STR
181416	IRIS SCS RIBBON TYPE 4 CVD
181418	IRIS SCS RIBBON 3-3/4 CVD
181419	UTILITY SCS 3-3/4 RIBBON
181440	WILMER IRIS SCS 4 ANGLED
181454	STRABIS SCS RBN 4-1/4 CVD
181455	STEVENS TENOTOMY SCISS C 5.5
181456	STEVENS TENOTOMY SCISS C 6.25
181460	STEV TENOT SCS 4-1/8 STR
181464	STEV TENOT SCS 4-1/8 CVD
181470	STEV TENOT SCS 4-1/2 STR SH
181474	STEV TENOT SCS 4-1/2 CVD SH

181477	STEV TENOT SCS RBN3-3/4 ST
181478	STEV TENOT SCS RBN3-3/4 CV
181480	WESTCOTT UTILITY SCS 4-1/2
181486	WESTCOTT STITCH SCS 4.5
181487	WESTCOTT TEN SCS 5-1/4 RT
181488	WESTCOTT TEN SCS5-1/4 LFT
181498	ENUCLEATN SCS 5 FULL CV
181510	NOYES IRIS SCS STR S/S
181516	NOYES(ROSS)SCS CVD S/S
181520	BARRAQUER IRIS SCS S/S
181524	DEWECKER IRIS SCS S/S
181550	MCCLURE SCS ANG ON EDGE
181552	MCCLURE SCS ANG ON FLAT
181558	CASTROV COR SCS RT MICRO
181559	CASTROV COR SCS LF MICRO
181572	CASTROV CORNSCS ANG BL
181594	MCGUIRE CORN SCS RIGHT
181600	AEBLI CORNEAL SCS STR
181602	AEBLI CORNEAL SCS ANG RT
181604	AEBLI CORNEAL SCS ANG LFT
181618	MICRO IRIS SCS 4 STR S/S
181619	MICRO IRIS SCS 4 CVD S/S
181620	VANNAS SCS 3-1/4 STR
181622	VANNAS SCS 3-1/4 CVD
181623	VANNAS SCS 3-1/4ANG/SIDE
181624	VANNAS SCS ANG/FLAT
181625	MCPHERSN-VANNAS SCS 3 STR
181626	MCPHERSN-VANNAS SCS 3 CVD
181633	SUPERFINE MICRO SCS STR
181652	EYE SUTURE SCS 3-3/4 CVD
181653	EYE SUTURE SCS FLAT CVD
181820	CASTROV NH STR W/O LOCK
181824	CASTROV NH CVD W/O LOCK
181828	CASTROV NH STR W/O LOCK
181831	CASTROV NH STR W/O LOCK DEL
181832	CASTROV NH CVD W/LOCK
181833	CASTROV NH CVD W/LOCK DEL
181834	PATON NH 4-1/2
181837	MCPHERSON NH 4 CVD W/LOCK
181838	BARRAQUER NH 5 W/O LK RND
181839	BARRAQUER NH 5 W/LK RND
181840	BARRAQUER NH 5-1/4W/O LK
181934	HALSTED MOSQ ST 5 NON-MAG
181936	HALSTED MOSQ CV 5 NON-MAG
181960	FREER CHISEL 6-1/2 CVD
181962	WEST CHISEL 6-1/4
181964	WEST GOUGE 6-1/4
181968	FREER ELEVATOR D/E
181990	KERRISON RONGEUR SIZE 0
181992	KERRISON RONGEUR SIZE 1
181994	KERRISON RONGEUR SIZE 2
181996	KERRISON RONGEUR SIZE 3
191232	LEMPERT RONGR 6-1/4 CVD DEL
191334	LEMPERT ELEVATOR CVD 2MM
191336	LEMPERT ELEVATOR CVD 3MM
191340	LEMPERT ELEVATOR CVD 4MM
191341	LEMPERT ELEVATOR 7.2" CURVED
191350	LEMPERT CURETTE SZ 5/0
191352	LEMPERT CURETTE SZ 4/0
191820	SUCT TUBE COMP W/2 TIPS
192060	WULLSTEIN SCS STR X-DEL
192100	MICRO ALLIG FCPS SRR .8MM

192110	EAR FCPS X-DEL CUP JAWS
192114	HOUSE ALLIGATOR & CRIMPER FOR
192116	GOODHILL EAR FORCEPS, 5 MM
192117	HOUSE FORCEPS, 6 MM
192120	WULLSTEIN EAR FCPS OV CUP
192138	HOUSE STRUT FCPS SM JAWS
192155	BELLUCCI SCISSORS 7.5 CM LEFT
192156	BELLUCCI SCISSORS 7.5 CM RIGHT
192157	HOUSE-BELLUCCI ALLIGA STRAIGHT
192501	HOUSE NEEDLE ROSEN TYPE 6.5"
192503	HOUSE HOOK MALLEABLE SHAFT RHT
192505	HOUSE STRUT CALIPER 6.5"
192510	HOUSE BARBARA PICK STRAIGHT PT
192512	HSE OVAL WIN PICK .33 MM 6.5"
192517	HSE STRUT PICK .66MM LONG TIP
192518	HSE ELEV 1MM X 12MM LONG TIP
192523	HSE LANCET KNIFE 2MMX3MM 6.5"
192524	HSE INCUDOST.JT.KNIFE .5MMX1.5
192525	HSE INCUDOST.JT.KNIFE .75 DIAM
192526	HSE SICKLE KNIFE .75MM 6.5"
192527	HSE MYRINGOTOMY KNIFE 3.5MM
192528	HSE CURETTE, 2MM X 2.5MM OVAL
192529	HSE CURETTE, 2.25MM X 3MM
200495	CUSHING VEIN RETR 22.5 CM
200531	LANGENBECK RETR 21.5CM 40X10MM
201000	BIOPSY FCPS DA 3MM RD JAWS ST
201002	BIOPSY FCPS DA 3MM RD JAWS VER
201004	BIOPSY FCPS DA 3MM RD JAWS HOR
201010	FRNT SINUS GIRAFF FCPS 45D VER
201012	FRNT SINUS GIRAFF FCPS 45D HOR
201014	FRNT SINUS GIRAFF FCPS 90D VER
201016	FRNT SINUS GIRAFF FCPS 90D HOR
201018	FRNT SINUS GIRAFF FCPS 45D VER
201036	OSTRUM ANTRUM PUNCHBACKBI LEFT
201040	PED OSTRUM ANTRU PUNCH STRIGHT
201042	PED OSTRUM ANTRU PUNCH LEFT
201044	PED OSTRUM ANTRU PUNCH RIGHT
203012	ANATOMICAL NAS.DRESS W/STRING
203635	COTTLE SEP SPEC 35MM EBONY
203650	COTTLE SEP SPEC 50MM EBONY
203675	COTTLE SEP SPEC 75MM EBONY
203690	COTTLE SEP SPEC 90MM EBONY
203745	COTTLE SPEC 45MM X-DEL EBONY
203775	COTTLE SPEC 75MM X-DEL EBONY
208581	LAFORCE ADENOTOME BLADE 1
208582	LAFORCE ADENOTOME BLADE 2
212052	SHEEHAN OSTEO 6-1/4 2MM
212053	SHEEHAN OSTEOTOME 3MM HEX HAND
212054	SHEEHAN OSTEO 6-1/4 4MM
212055	SHEEHAN OSTEOTOME 5MM HEX HAND
212056	SHEEHAN OSTEO 6-1/4 6MM
212057	SHEEHAN OSTEOTOME 7MM HEX HAND
212058	SHEEHAN OSTEO 6-1/4 8MM
212064	COTTLE OSTEO 7 RNDED 4MM
212067	COTTLE OSTEO 7 RNDED 7MM
212069	COTTLE OSTEO 7 RNDED 9MM
221000	EVE TONSIL SNARE W/O RATCHET
221030	SAGE SNARE
231050	JACKSON TRACH TENAAC 5-3/4
231060	JACKSON TRACH BISTOURI
231420	TROUSSEAU TRACHEA DIALATOR
231421	TROUSSEAU DILATOR NEO-NATAL

231430	LABORDE TRACHEA DILATOR
231600	BRUSH / TRACHEA TUBES SMALL
241002	GLOVER PATENT DUCTUS FCPS ANG
241152	DEBAKEY VASCULAR CLAMP 8" ANG
241180	DEBAKEY VASCULAR CLAMP 7" ANG
241190	DEBAKEY VASCULAR CLAMP S-SHAPE
241400	DEBAKEY ANEURYSM CLAMP 10
241404	DEBAKEY ANEURYSM CLAMP 10 1/2
241408	DEBAKEY ANEURYSM CLAMP 12 1/4
241412	DEBAKEY ANEURYSM CLAMP 12 3/4
242050	WYLIE J VASCULAR CLAMP
242100	SATINSKI-DEBAKEY VC CLAMP SML
242110	SATINSKI-DEBAKEY VC CLAMP MED
242120	SATINSKI-DEBAKEY VC CLAMP LRG
242700	DEBAKEY PEDIATRIC CLAMP 30D
242710	DEBAKEY PEDIATRIC CLAMP 60D
242720	DEBAKEY PEDIATRIC CLAMP 90D
243200	COOLEY CLAMP 5-1/2 ANG JAW
243210	COOLEY CLAMP 5-1/2 STR JAW
243220	COOLEY CLAMP 5-1/2 STR JAW STR
243260	COOLEY-SATINSKY CLAMP 5-1/2
251104	SATINSKY VC CLAMP 50MM X 13MM
251160	CRAFOORD COARCTATION CLP 9-1/2
251280	SATINSKY VENA CAVA SCS S-CVD
261042	SCHWARTZ CLAMP SLIGHT ANG
261084	FRAZIER DURA HOOK SHARP
261090	MX*ADSON DURA HOOK SHARP
261092	ADSON DURA HOOK BLUNT
261156	GRAHAM NERVE HOOK BLUNT 6MM
261170	SMITHWICK NERVE HOOK BLT 10MM
261174	SMITHWICK HOOK-DISSECTOR
261326	SACHS NERVE SEPARATOR-SPATULA
261360	SCOVILLE ROOT RETR STR
261403	CUSHING PERIOSTEAL ELEVATOR
261453	PENFIELD DISSECTOR #4 S/E
261624	SCOVILLE DISC CURETTE ANG DOWN
261627	SPRATT CURETTE SIZE 3/0
261628	SPRATT CURETTE SIZE 2/0
261629	SPRATT CURETTE SIZE 0
261630	SPRATT CURETTE SIZE 1
261632	SPRATT CURETTE SIZE 2
261634	SPRATT CURETTE SIZE 3
261636	SPRATT CURETTE SIZE 4
261638	SPRATT CURETTE SIZE 5
261640	SPRATT CURETTE SIZE 6
261973	BECKMAN-EATON RETRACTOR
262000	INGE LAMINA SPREADER 6
262001	INGE SPREADER W/O TEETH 6 INCH
271000	MARTIN CARTILAGE SCISSOR
271020	BUNNELL TEND STRIPPER 3MM
271022	BUNNELL TEND STRIPPER 4MM
271024	BUNNELL TEND STRIPPER 5MM
271026	BUNNELL TEND STRIPPER 6MM
271028	BUNNELL TEND STRIPPER 7MM
271295	KLEINERT KUTZ RONG SLT CV
271297	KLEINERT-KUTZ RONG FL CV
271390	LISTON BONE FCP 5-1/2 STR
271392	LISTON BONE FCP 7-1/2 STR
271400	LISTON BONE FCP 5-1/2 ANG
271560	SATTERLEE BONE SAW BLADE
271561	BLADE FOR SATTERLEE SAW
271564	CHARRIERE SAW BLADES SS

271600	LISTON AMPUTAT KNIFE 6-1/2
271602	LISTON AMPUTAT KNIFE 8
273070	BRUNS PLASTER SHEERS 9-1/4
273100	MILTEX CAST SPREADER
291018	LEFORT URETH SOUND 18 FR
291024	LEFORT URETH SOUND 24 FR
291410	MCCREA INF SND CVD 10 FR
291412	MCCREA INF SND CVD 12 FR
291414	MCCREA INF SND CVD 14 FR
291416	MCCREA INF SND CVD 16 FR
291418	MCCREA INF SND CVD 18 FR
291420	MCCREA INF SND CVD 20 FR
291422	MCCREA INF SND CVD 22 FR
291424	MCCREA INF SND CVD 24 FR
291426	MCCREA INF SND CVD 26 FR
291428	MCCREA INF SND CVD 28 FR
291430	MCCREA INF SND CVD 30 FR
291432	MCCREA INF SND CVD 32 FR
291434	MCCREA INF SND CVD 34 FR
291436	MCCREA INF SND CVD 36 FR
291816	WALTHER URE SOUND 16 FR
291818	WALTHER URE SOUND 18 FR
291820	WALTHER URE SOUND 20 FR
291822	WALTHER URE SOUND 22 FR
291824	WALTHER URE SOUND 24 FR
291826	WALTHER URE SOUND 26 FR
291828	WALTHER URE SOUND 28 FR
291830	WALTHER URE SOUND 30 FR
291832	WALTHER URE SOUND 33 FR
291834	WALTHER URE SOUND 34 FR
291836	WALTHER URE SOUND 36 FR
293210	FEMALE CATHETER 10 FR
293214	FEMALE CATHETER 14 FR
293312	WALTHER DIL-CATH 12 FR
293314	WALTHER DIL-CATH 14 FR
293316	WALTHER DIL-CATH 16 FR
293318	WALTHER DIL-CATH 18 FR
293320	WALTHER DIL-CATH 20 FR
293322	WALTHER DIL-CATH 22 FR
293324	WALTHER DIL-CATH 24 FR
293326	WALTHER DIL-CATH 26 FR
293328	WALTHER DIL-CATH 28 FR
293330	WALTHER DIL-CATH 30 FR
293332	WALTHER DIL-CATH 32 FR
293334	WALTHER DIL-CATH 34 FR
293336	WALTHER DIL-CATH 36 FR
293338	WALTHER DIL-CATH 38 FR
301020	SKENE VULSELLUM FORCEP
301025	JACOBS VULSELLUM FORCEP STR
301030	JACOBS VULSELLUM FORCEP CVD
301077	GORDON VULSELLUM FORCEP
301350	KOGAN ENDOCERVICAL SPECULUM
301351	MILTEX KOGAN IMPR ENDO SPEC
301355	LATERAL VAG RETRACTOR
301380	SIMS BIOPSY CURETTE
301382	KEVORKIAN-YOUNGE CUR
301390	NOVAK UTERINE CURETTE 4MM
301391	NOVAK UTERINE CURETTE 2MM
301410	THOMAS-GAYLOR BIOPSY FORCEP
301425	SCHUB BIOP FORCEP 8-1/2 CVD
301435	SCHUB BIOP FORCEP 11 S-SHAPE
301442	TISCHLER BIOPSY PUNCH

301443	BABY-TISCHLER BIOPSY PUNCH
301480	CUP JAW BIOPSY FORCEP 9
301485	EPPENDORFER BIOPSY FORCEP
301490	KEVORKIAN-YOUNG ROT FORCEP
301491	KEVORKIAN-YOUNG BIOPS SAFT
301493	EPPENDORFER-KRAUSE SHAFT
301494	TISCHLER ROTATING FORCEPS
301700	HEANEY HYST FCPS 8 1/4 SI
301710	HEANEY HYST FCPS 8 1/4 DO
301715	HEANEY HYST FORCEP DOUBLE
301805	PEAN HYST FORCEP 9 CVD
301815	PEAN HYST FORCEP 10-1/4 CVD
302190	BRAUN EPISIOT SCISSOR 5-1/2
302200	PINARD STETHOSCOPE ALUM
302355	KIELLAND-LUIKART OB FORCEP
302400	SIMPSON-LUIKART OB FORCEP
302505	KELLY PLACENTA FCPS
302535	WINTER PLACENTA FORCEP CVD
302605	DUBOIS DECAP SCISSOR CVD
305301	HEGAR UTER DILATOR S/E 1MM
305302	HEGAR UTER DIL S/E 2MM
305303	HEGAR UTER DILATOR S/E 3MM
305304	HEGAR UTER DILATOR S/E 4MM
305305	HEGAR UTER DILATOR S/E 5MM
305306	HEGAR UTER DIL S/E 6MM
305307	HEGAR UTER DIL S/E 7MM
305308	HEGAR UTER DILATOR S/E 8MM
305309	HEGAR UTER DILATOR S/E 9MM
401235	SCHINK METATARSAL SPREADER
401308	LISTON-BLAU BONE FCPS STR
405812	D/E CURETTE EXC 1.5 & 2MM
405813	D/E CURETTE EXC 1.5 & 2.5MM
681400	TUMOR GRSPR 5MM BLNT END 330MM
681401	FEN GRSPFCP 5MM FLAT JAW 330MM
681402	MAX TYPE GRSP 5MM GRIP 330MM
681403	JHAN GRSPFCP 5MM22MM FLT 330MM
681404	JHAN GRSPFCP 5MM38MM FLT 330MM
681405	DEBAK CVD 5MM ATRMTC 330MM FCP
681407	END CLNCH 5MM ATRMTC 330MM FCP
681408	Laparoscopic Grasping Forceps 5mm Jaw Rounded Version 330mm Length
681410	STD GRSPR 5MM CRSS SRRTD 330MM
681411	WAV GRSPR DG 5MM SNG ACT 330MM
681413	BABCOCK 10MM 330MM GRSP FCP
681414	BABCOCK 5MM 330MM GRSP FCP
681415	TC COLLN 10MM30MM JAW 330MMFCP
681420	MIXR CLMP GRSP 5MM 90DEG ANGL
681421	KCHR GRSP 5MM AXL SRTIONS 60MM
681460	KELLY FRCPS 5MM 330MM DSCTR
681461	BPSY SPN 5MM SNGL ACTN 330MM
681462	LG SPN FCP 10MM SHFT DIA 330MM
681555	CLN PRT AXL HNDLS 5MM330MM STR
681556	CLN PRT AXL HNDLS 5MM450MM STR
681558	CLN DG HDL 5MM450MM STR CV BLD
681581	METZNBM 5MM CRVD 330MM SCR
681582	MTZNBM 5MM CVD MED BLDS 330MM
681583	Laparoscopic Mini Scissors 5mm Jaw 330mm Length
681584	Laparoscopic Hook Scissors, 5mm Single Action
681585	Laparoscopic Hook Scissors, 5mm Single Action
681590	Codman Fan Liver Retractor 5mm
681591	Codman Fan Liver Retractor 10mm
681593	Codman Fan Liver Retractor 5mm adj
681594	Codman Fan Liver Retractor 10mm adj

1018002	REPARATUR MEDOS VENTILPROGRAM
1018004	REPARATUR HIGH SPEED SYSTEME
1810212	FARABEUF DIV. DOPPIO (COPPIA)
2120510	SHEEHAN OSTEO 6-1/4 10MM
2120512	SHEEHAN OSTEO 6-1/4 12MM
2120515	SHEEHAN OSTEO 6-1/4 15MM
2120612	COTTLE OSTEO 7 RND 12MM
2210607	SNARE WIRE SIZE 7 SS
2210608	SNARE WIRE SIZE 8 SS
2428520	BOZEMANN PORTAGHI S TC
2428520	BOZEMANN PORTAGHI S TC
3012050	SIMS CUR SH SIZE 0
3012051	SIMS CUR SH SIZE 1
3012052	SIMS CUR SH SIZE 2
3012053	SIMS CUR SH SIZE 3
3012054	SIMS CUR SH SIZE 4
3012055	SIMS CUR SH SIZE 5
3012056	SIMS CUR SH SIZE 6
3012554	GREENE CUR BLUNT SIZE 4
3012702	BUMM CUR SHARP SIZE 2
3012703	BUMM CUR SHARP SIZE 3
3012704	BUMM CUR SHARP SIZE 4
3012754	BUMM CUR SHARP SIZE 4
3050578	HANK UTERINE DIL 7/8 FR
3053010	HEGAR UTER DILATOR S/E 10MM
3053011	HEGAR UTER DILATOR S/E 11MM
3053012	HEGAR UTER DILATOR S/E 12MM
3053013	HEGAR UTER DILATOR S/E 13MM
3053014	HEGAR UTER DILATOR S/E 14MM
3053015	HEGAR UTER DILATOR S/E 1.5MM
3053016	HEGAR UTER DILATOR S/E 16MM
3053017	HEGAR UTER DILATOR S/E 17MM
3053018	HEGAR UTER DILATOR S/E 18MM
3053019	HEGAR UTER DILATOR S/E 19MM
3053020	HEGAR UTER DILATOR S/E 20MM
3053021	HEGAR UTER DILATOR S/E 21MM
3053022	HEGAR UTER DILATOR S/E 22MM
3053023	HEGAR UTER DILATOR S/E 23MM
3053024	HEGAR UTER DILATOR S/E 24MM
3053025	HEGAR UTER DILATOR S/E 2.5MM
3053026	HEGAR UTER DILATOR S/E 26MM
3053035	HEGAR UTER DILATOR S/E 3.5MM
3053045	HEGAR UTER DILATOR S/E 4.5MM
3053055	HEGAR UTER DILATOR S/E 5.5MM
3053065	HEGAR UTER DILATOR S/E 6.5MM
3053075	HEGAR UTER DILATOR S/E 7.5MM
3053085	HEGAR UTER DILATOR S/E 8.5MM
3053095	HEGAR UTER DILATOR S/E 9.5MM
5251520	ANVL GRSP ROT W/RAT HNDL
8861125	CONT VERDE PER STERIL.NE
30505910	HANK UTERINE DILATOR 9/10 FR
30530105	HEGAR UTER DILATOR S/E 10.5MM
30530115	HEGAR UTER DILATOR S/E 11.5MM
30530125	HEGAR UTER DILATOR S/E 12.5MM
30530135	HEGAR UTER DILATOR S/E 13.5MM
30530250	HEGAR UTER DILATOR S/E 25MM
30555910	HEGAR UTER DILATOR D/E 9/10M
100500000	JOINT SPRING
305051112	HANK UTERINE DILATOR 11/12 F
305051314	HANK UTERINE DILATOR 13/14 F
305051516	HANK UTERINE DILATOR 15/16 F
305051718	HANK UTERINE DILATOR 15/16 F

305051920	HANK UTERINE DILATOR 15/16 F
305052122	HANK UTERINE DIL 21/22 FR
305052324	HANK UTERINE DIL 23/24 FR
305052526	HANK UTERINE DIL 25/26 FR
305052728	HANK UTERINE DIL 27/28 FR
305052930	HANK UTERINE DIL 29/30 FR
1010NS	D/E PROBE 7 NICKEL SILVER
1010ST	D/E PROBE 7 STERLING
1012NS	D/E PROBE 8 NICKEL SILVER
1012ST	D/E PROBE 8 STERLING
1014NS	D/E PROBE 10 NICKEL SILVER
1014ST	D/E PROBE 10 STERLING
1022SS	PROBE W/EYE 4 1/2 STAINLESS
1022ST	PROBE W/EYE 4-1/2 STERLING
1024SS	PROBE W/EYE 5 STAINLESS
1024ST	PROBE W/EYE 5 STERLING
1026SS	PROBE W/EYE 5 1/2 STAINLESS
1028SS	PROBE W/EYE 6 STAINLESS
1028ST	PROBE W/EYE 6 STERLING
102NS	D/E PROBE 4-1/2 NICKEL SILVER
102ST	D/E PROBE 4-1/2 STERLING
1030SS	PROBE W/EYE 7 STAINLESS
1034ST	PROBE W/EYE 10 STERLING
104ST	D/E PROBE 5 STERLING
106NS	D/E PROBE 5-1/2 NICKEL SILVER
106ST	D/E PROBE 5-1/2 STERLING
108ST	D/E PROBE 6 STERLING
1090708UVN	To be updated
11260A	RICHARDSON-EASTMAN RET LG
11260B	RICHARDSON-EASTMAN RET SM
11630BL	BECKMAN WEITLANER RET 5 1/2 BL
11630SH	BECKMAN-WEITLANR RETR 6-1/2 SH
11634BL	BECKMAN-WEITLANR RETR 6-1/2 BL
11634SH	BECKMAN WEITLANER RET 6 1/2 SH
11642BL	BECKMAN-WEITLANER RETR 9 BLUNT
11642S	BECKMAN-WEITLANER RETR 9 BLUNT
11642SH	BECKMAN-WEITLANR RETR 9 SHARP
11D27	GOLDMAN-FOX TISSUE RETR 3 PRON
12012CO	SEAT
1300AP	PST MINI TRAY 1.5 X2.7X0.75
1426L	FERG GALL STONE SCOOP LG
1426M	FERG GALL STONE SCOOP MED
1426S	FERG GALL STONE SCOOP SMALL
1520M	SILICONE MAT 10X15
1522A	INST TRAY W MAT 10X15X1.5
171090TC	CARB JACKSON NH 7 STR
171091TC	CARB JACKSON NH 7 CVD
171092TC	C-N-S JACOBSON NH 8-1/2 STR
17303C	#3C SWISS JEWELER'S FORCEPS
17303X	#3 SWISS MICRO JEWELER'S FCPS
17307X	#7 SWISS MICRO JEWELER'S FCPS
181120MC	11X22X6 - 3 TIER LAPRSCPC RACK
18134A	ALLEN-SCHIOTZ TONOMETER SS
181828ATC	NEEDLEHOLDER
181828TC	CASTROVIEJO NDL HLDR 5.5"
181832TC	CASTROV NH CVD SMTH
18573A	CASTROVIEJO SPAT D/E .75MM
18652UVN	To be updated
18795A	FOERSTER FCP CV FEN SERR
18SC1472	SUPERCUT STEV TEN SCS ST
18SC1476	SUPERCUT STEV TEN SCS CV
18SC1652	3.75" SUPERCUT GRADLE SCISSOR

1913001HO	To be updated
1913002HO	To be updated
192081B	MICRO EAR FORCEPS EBONY
192090B	MICRO EAR FORCEPS EBONY
192100B	EAR FCPS ALLIG SERR EBONY
192110B	EAR FCPS ALLIG VUP JWS EB
192150B	BELLUCCI MICR EAR SCS EBNY
1948A	HARTMAN EAR SPEC 3MM SS
1948B	HARTMAN EAR SPEC 4MM SS
1948C	HARTMAN EAR SPEC 5MM SS
1948D	HARTMAN EAR SPEC 6MM SS
2104SS	YANKAUER SUCTION TUBE SS
2106SS	TIP ONLY FOR YANKAUER SS
2110SS	ANDREW-PYNCHON SUCT TUBE SS
21355HO	To be updated
21537TC	BLEPHAROPLSTY SCISSOR
21604TC	FOMON DORSAL SCISSOR
22500TC	CARB-N-SERT WIRE TWISTER 6
22502TC	CARB-N-SERT WIRE TWISTER 8
22D202	COLUMBIA LIP RETRACTOR D/E
22D209	U OF MINNESOTA RETRACTOR
22D420	BLUMENTHAL RONG 45D ANG
22D422	MINI-BLUMENTHAL RONGEUR
22D428	NO 5S RONGEUR
231139SS	JACKSON TR TB IMPRVD SZ00
231140SS	JACKSON TR TB IMPRVD SZ0
231142SS	JACKSON TR TB IMPRVD SZ1
231144SS	JACKSON TR TB IMPRVD SZ2
231146SS	JACKSON TR TB IMPRVD SZ3
231148SS	JACKSON TR TB IMPRVD SZ4
231150SS	JACKSON TR TB IMPRVD SZ5
231152SS	JACKSON TR TB IMPRVD SZ6
231154SS	JACKSON TR TB IMPRVD SZ7
231156SS	JACKSON TR TB IMPRVD SZ8
231200SS	JACKSON TR TB STD SIZE 0
231202SS	JACKSON TR TB STD SIZE 1
231204SS	JACKSON TR TB STD SIZE 2
231208SS	JACKSON TR TB STD SIZE 4
231210SS	JACKSON TR TB STD SIZE 5
231212SS	JACKSON TR TB STD SIZE 6
231214SS	JACKSON TR TB STD SIZE 7
231243SS	JACKSON TR TB SHORT SZ 2
231244SS	JACKSON TR TB SHORT SZ 3
231245SS	JACKSON TR TB SHORT SZ 4
231246SS	JACKSON TR TB SHORT SZ 5
231247SS	JACKSON TR TB SHORT SZ 6
231248SS	JACKSON TR TB SHORT SZ 7
231351SS	MARTIN LARYNGECT TUBE 1
231352SS	MARTIN LARYNGECT TUBE 1
243270M	COOLEY CLAMP 5-1/2 SPOON SHAPE
24570XL	DEBAKEY TISS FCPS 6 FENE STR
2505A	KNFE TRAY 5SLT 4.0X6.5X.75
2505AP	PST KNIFE TR 5 SL 4.0X6.5X0.75
2572A	KNFE TRY 2SLT 2 BR 2.5X7.5X.75
2600A	MICRO TRAY 2.5X6.0X.75 W MAT
2610A	MCRO TRY 2.5 X 6.0 X 1.25 WMAT
26339A	SP-KERRISON RONG 8 40D FWD 3MM
26339B	SP-KERRISON RONG 8 40D FWD 5MM
26392A	MX*MILTEX-KERR RONG 7 UP 2MM
2700A	MICRO TRAY 2.5X7.5X.75 W MAT
2700AP	PST MICRO TRAY 2.5X7.5X0.75
27159TC	CARB-N-SERT PIN D/A CUTTER 7

27161TC	CARBNSERT PIN CUTTER 15
27163TC	FRONT & SIDE WIRE CUTTER
27438C	HIBBS OSTEOTOME 9 CVD 1/4
27440C	HIBBS OSTEOTOME 9 CVD 3/8
27442C	HIBBS OSTEOTOME 9 CVD 1/2
27444C	HIBBS OSTEOTOME 9 CVD 5/8
27446C	HIBBS OSTEOTOME 9 CVD 3/4
27447C	HIBBS OSTEOTOME 9 CVD 7/8
27448C	HIBBS OSTEOTOME 9 CVD 1
27449C	HIBBS OSTEO 9 CVD 1-1/8
27450C	HIBBS OSTEO 9 CVD 1-1/4
27452C	HIBBS OSTEO 9 CVD 1-1/2
27460C	HIBBS GOUGE 9 CVD 3/8
27464C	HIBBS GOUGE 9 CVD 5/8
27601A	SWISS PATTERN OSTEO 8 MM
27602A	SWISS PATTERN OSTEO 12 MM
28150A	MCGIVNEY LIGATOR SET
28731BWA	OTTICA ARTR. 30 , 4 MM
3010B	GRAVES VAG SPEC SML EBONY
3015B	GRAVES VAG SPEC MED EBONY
3015X	CENTER NUT FOR GRAVES SPEC
3020B	GRAVES VAG SPEC LG EBONY
302107TC	Z TYP HYSTR PRMTRN 10.5"FUL CV
3311A	PIFFARD DERMAL SIZE 5 10MM
3331A	1.5MM BIOPSY PUNCH
335B	FOC DERMAL CURETTE 1MM
3517405WF	1/2-size Sm (2")242 x 252 x 59
3517407WF	1/2-size Md (3")242 x 252 x 78
3517409WF	1/2-size Lg (4")242 x 252x 108
3537405WF	3/4-size Sm (2")402 x 252 x 59
3537407WF	3/4-size Md (3")402 x 252 x 78
3537409WF	3/4-size Lg (4")402x 252 x 108
3557405WF	Full-size Sm (2")538x 252 x 59
3557407WF	Full-size Md (3")538x 252 x 78
3557409WF	Full-size Lg (4")538x252 x 108
40210CH	NAIL NIPPER 5-1/2 CONCAVE CH
40210SS	NAIL NIPPER 5-1/2 CONCAVE SS
40212CH	NAIL NIPPER 5-1/2 STR CH
40212SS	NAIL NIPPER 5-1/2 STR SS
40215CH	NAIL NIPPER 5-1/2 ANG CH
40215SS	NAIL NIPPER 5-1/2 ANG SS
40225A	NAIL SPLITTER 4-1/2 DEL STR SS
40225CH	NAIL SPLITTER 4-1/2 STR CH
40225SS	NAIL SPLITTER 4-1/2 STR SS
40226A	NAIL SPLITTER DEL STR SS
40226CH	NAIL SPLITTER 5 STR CH
40226SS	NAIL SPLITTER 5 STR SS
40227SS	NAIL SPLITTER 6 HEAVY STR SS
40245CH	CUTICLE NIPPER 4 CONVEX 5MM CH
40245SS	CUTICLE NIPPER 4 CONVEX 5MM SS
40250CH	TISSUE NIPPER 4-1/2 10MM CH
40250SS	TISSUE NIPPER 4-1/2 10MM SS
40251CH	TISSUE NIPPER 5 CONVEX 10MM CH
40251SS	TISSUE NIPPER 5 CONVEX 10MM SS
4084000MAT	SILICON MAT, 8X5
4115C	CARB STL SURG BLADES 15C
4600A	MICRO TRAY 4.0X6.5X.75 W/MAT
4700AP	PST MICRO TRAY 4.0X7.5X0.75
4710A	MICRO TRAY 4.0X7.5X1.5 & MAT
47R	KNIFE HANDLE #3 RUSTLESS
48R	MX*KNIFE HANDLE #4 RUSTLESS
49100LS	SET STORZ FIBER OPTIC CARRIER

495NE	CAVO STORZ FIBER OPTIC 300CM
5120TC	CARB MAYO SCS 5-1/2 STR
5126TC	CARB MAYO SCS 6-3/4 CVD
5130TC	CARB MAYO SCS 9 CVD
516TC	CARB-N-SERT SCS STR 5-1/2 S/B
5181BTC	CARB METZ SCS 7 STR S/S
5182BTC	CARB METZ SCS 7 CVD S/S
5182TC	MX*CARB-N-SERT METZ SCS 7 CVD
5184TC	CARBNSERT METZ SCS 8 CVD
5186TC	CARBNSERT METZ SCS 9 STR
5189ATC	MX*CARB-N-SERT METZ SCS 10 CVD
5193ATC	CARBNSERT METZ SCS 12 CVD
5249B	POTTS-SMITH SCS 7 X-DEL 45D
5269TC	KAYE DISSECTING SCISSORS CURVE
5320TC	CARBNSERT GOLD-FOX SCS
536TC	CARB SCS CVD 5-1/2 S/S
5D324	LA GRANGE GUM SCS
5SC120	SUPERCUT MAYO SCS 5 1/2 STR
5SC122	SUPERCUT MAYO SCS 5-1/2 CVD
5SC124	SUPERCUT MAYO SCS 6 3/4 STR
5SC126	SUPERCUT MAYO SCS 6 3/4 CVD
5SC128	SUPERCUT MAYO SCS 9 STR
5SC130	SUPERCUT MAYO SCS 9 CVD
5SC180	SUPERCUT METZ SCS 5 1/2 CVD
5SC182	SUPERCUT METZ SCS 7" CVD
5SC182TC	TC SUPERCUT METZ SCS 7 CVD
5SC188	SUPERCUT METZ SCS 9 CVD
5SC283	SUPERCT METZ SCS 4-1/2 STR DEL
5SC284	SUPERCT METZ SCS 4-1/2 CVD DEL
5SC304	SUPERCUT IRIS SCS 4-1/2 STR
5SC304TC	TC SUPERCUT IRIS SCS 4-1/2 STR
5SC306	SUPERCUT IRIS SCS 4 1/2" CVD
5SC306TC	TC SUPERCUT IRIS SCS 4-1/2 CVD
5SC320	SUPERCUT GOLDMAN-FOX SCS CVD
6109A	SEMKIN TISSUE FCPS 6 1X2T
6118A	ADSON DRESS FCPS DEL 4-3/4 ANG
6118XL	ADSON DRESS FORCEPS FENES
6120A	ADSON TISSUE FCPS 1X2T ANG
6120AP	PST MICRO TRAY 6.0X10X1.5
6120APST	MICRO TRAY-6.0X10X.75& 2 MATS
6120XL	ADSON TISSU FCPS 4-3/4 1X2 FEN
6123TC	CARBNSERT ADSON FCPS 1X2T
6123XL	ADSON FCPS W/PLATFORM 1X2T FEN
6124A	MCRO TRAY 6.0 X 10 X 1.5 W/MAT
6124TC	CARB BROWN-ADSON FORCEPS
6124XL	BROWN-ADSON TISS FCPS 7X7 FEN
6154TC	CARB POTTS-SMITH FORCEPS 7
6156TC	CARB POTTS-SMITH FCPS 8-1/4
6165TC	CARB EVANS TISSUE FORCEP 10"
6198TC	CARB ADSON FCPS 8-1/4 BAY
644XL	TISSUE FCPS 5-1/2 FENES HDL
6510AP	PST SCOPE TRAY 2.6X16X1.5
6512A	SCOPE TRAY 2.6X16X1.5 W/MAT
8130TC	CARB MASSON NH 10-1/2
814A	OLSEN-HEGAR NH 4-3/4 SMTH DEL
814ATC	CARB OLSEN-HEGAR NH 4-3/4 SMTH
814TC	CARB OLSEN-HEGAR NH 4-3/4 SERR
816TC	CARB OLSEN-HEGAR NH 6-1/2
817TC	CARB OLSEN-HEGAR NH 7-1/2
83TC	PAR NEEDLE HOLDER 4.5"
848TC	CARB MAYO HEGAR NH 8
850ATC	CARB CRILE-WOOD NH 6 SMTH

850TC	MX*CARBNSERT CRILE-WOOD NH 6 S
851TC	CARB CRILE WOOD NH 7
852TC	MX*CARBNSERT CRILE-WOOD NH 8
853TC	MX*CARBNSERT CRILE-WOOD NH 9
855TC	CARB CRILE WOOD NH 10 1/2
857TC	CARB CRILE WOOD NH 12
862TC	CARB COOLEY NH X-DEL 6
863TC	CARB COOLEY NH X-DEL 6-3/4
866TC	CARB INTRACARD NH 6 DEL
86TC	CARBNSERT WEBSTER NH 5
8746TC	CARB MAYO-HEG NH QUICK-REL 7
87ATC	CARBNSERT WEBSTER NH 4-3/4 SER
87TC	CARBNSERT WEBSTER NH 4-3/4
880407KSR	Medin K Rack 7"W, 9.5"L, 4.5"H
88ATC	CARB HALSEY NEEDLEHLDRR 5 SERR
8D36	GARDNER NEEDLE HOLDER 5
9D118	PEDO CROWN-FESTOON SCISSOR
9D123	C+C SCS 4-3/4 CVD SMOOTH
9D133	C+C SCS 4-1/4 STR SMOOTH
9D134	C+C SCS 4-1/4 CVD SERR
AR905117C7	5mm 45cm Babcock Grasper
AR905133CA	5MM45CM WV GRSP LNG BEV EDG JW
AR905139C8	5mm 45cm Fenst Grasper
ARO00109	HULKA UTERINE TENACULUM 3.5 MM
ARO0011097	S RETRACTOR 1/2 WIDE SET OF 2
ARO00113	COHEN CANNULA
ARO00113W	COHEN CNNL WOLF WISAP SLOT HND
ARO00311	VERRES NEEDLE MED 120MM
ARO00312	VERRES NEEDLE 150MM
ARO00380	WTR JET CLN GUN CNNCTN TO FCT
ARO00381	ADAPTOR SET FOR ARO00380
ARO00523	BP RF CBL W/WLF CNNCTR/BRUDER
ARO00524	BIPOLAR CORD WOLF
ARO005500	SILASTIC RNG NON STERILE 10 PK
ARO005501	SILASTC RNG APPLR & GUIDE CONE
ARO070403	5MM32CM SCTN IRR REG TIP REUSE
ARO08801	RETRACT-ROBOT SINGLE ARM INST
ARO09053	RETRACT-ROBOT STERIL-CLAMP
ARO10001	LAP HANDLE INSULATED W RF POST
ARO10005	HNDL ONLY REPLACEMENT SCISSOR
ARO10007	REPLACEMENT SCISSOR HNDL
ARO100FC	FASCIA CLOSING DEVICE
ARO105101	KLP INR TNG FLT PDL TIP5MM45CM
ARO105200F	KLEP SCSSR BP FCP FLT TIP
ARO1052715	ASPIRATION NEEDLE 15GA 45CM
ARO1052719	5MM45CM ASPIRATION NEEDLE 19GA
ARO1052720	5MM45CM ASPIRATION NEEDLE 20GA
ARO10582	INS L HK ELCT W/RR MNT RF POST
ARO10583	INS SPATLA ELCTRD W/REAR MOUNT
ARO11096	S RTRCTR 3/4"WIDE SET/2 CUSTOM
ARO11097	S RETRACTOR WIDE
ARO11098	RETCTR S NARROW STRY NE111116
ARO11202	10MM O 32CM SP FCP SS SPG HNDL
ARO11203	CLAW FCPS 2X3 TEETH 33CM 10MM
ARO11215	TENCLM FCP SS RTCH HND RGD 1PC
ARO112B	DIRECTNAL CONE FOR 12MM DEFECT
ARO20390	3MM 33CM, NEEDLE HOLDER
ARO205100F	5MM32CM KLEPN SYRNG BP FLT TIP
ARO205100S	5MM32CM KLEPN SYRNG BP STD TIP
ARO205100T	5MM 32CM KLEPPINGER STYLE
ARO205200F	KLEP SCSSR TYPE BP FCP FLT TIP
ARO20527	5mm 33cm Suction Tip Electrode

ARO20529	PROBE W CM MARKNG 5MM 33CM
ARO20530	IRRIGATION STYLET (BRD STYIRR)
ARO2053115	ASPIRATN NEEDLE 15GA 5MM 33CM
ARO2053119	ASPIRATION NEEDLE
ARO20532	PROBE SCTN IRRGTN W/RBBR ADPTR
ARO20533	DBL VALVE SUCTN IRRGTR CANULA
ARO20537	INS BTTN ELCT 5MM33CM SIDE RF
ARO20538	J HOOK MONOPOLAR
ARO205501	SLSTC RNG APPLCTR SNG&DUAL RNG
ARO20557	33CM INS J HOOK ELEC 5MM W/STP
ARO20562	INTRODUCER ENDOLOOP
ARO20578	L HOOK ELECTRODE 5MM 33CM
ARO20581	5MM33CM INS J HK ELEC W/RR MNT
ARO20582	L HOOK ELECTRODE REAR RF POST
ARO20583	SPAT ELECTRODE REAR RF POST
ARO212199	12MM LIGHT WEIGHT HANSON
ARO22571	5MM33CM CLARKRCH MIC KNOT PUS
ARO22573	5MM33CM CLOSED MACRO KNOT PUSH
ARO22576	5mm 40cm Knot Pusher
ARO315501	CIRCUMCISION CLAMP 1.1CM
ARO42000	LIVER RETRACTOR NATHANSON STYL
ARO42002	NATHANS LIVER RTRCTR MED 6.5M
ARO42003	NATHANSN LIVER RTRCTR LG 6.5M
ARO50223	5MM32CM MICRO GRASPER
ARO50515	5MM 34CM RETRACTOR/ELEVATOR
ARO50519	5MM32CM NEEDLE HOLDER
ARO50534	5MM 36CM CHOLANGIOGRAM CLMP
ARO50537	5MM 32CM NEEDLE HOLDER
ARO50550	5MM33CM RTRCTR ELVTR W/CVD RET
ARO50551	KITE RETRACTOR 5MM 33CM
ARO50552	5mm 32cm Hasson Grasper
ARO50560	NDL HLDR STR TC TIP BRKPRF
ARO50564	5MM33CM NDL HLD W/RTCT FLSH PT
ARO51015	10MM 34CM RETRACTOR/ELEVATOR
ARO51520	ANVL GRSP ROT W/RAT HNDL 10MM
ARO51521	10MM 36CM ESOPHANGEO RETRACTOR
ARO52521	ESPHN RET F/GSTRC BND 90DEG SS
ARO55545	5MM 33CM INS SHFT MOD 3PC
ARO60503B	5MM 33CM STANDARD GRASPER
ARO60503C	5mm 33cm Standard Grasper
ARO60526C	5mm33cm Dbl Cup Funds Max Grsp
ARO60528B	5MM33CM RETR FACE RAT TTH GRSP
ARO60532B	5MM 33CM WAVE GRASPER
ARO60534C	5mm 33cm Retraction Grasper
ARO61503B	5MM 45CM STANDARD GRASPER
ARO70502	DOUBLE ACTION WAVE
ARO90501B	RDDCK OLSN INS SHFT ROT 1PC
ARO90502	STD GRSPR DSSECTR W SPN 33CM
ARO90502B	STD GRSP DIS W/CUP INS PRT33CM
ARO90502BB	STD GRSP DIS W/CUP INS PRT33CM
ARO90503	STANDARD GRSPR DSSECTR 33CM
ARO90503C	STANDARD GRSPR DSSECTR 5MM33CM
ARO90503I	STANDARD GRSPR DSSECTR 33CM
ARO90505	TPRD DLPHN NS GRSPR DSCTR 33CM
ARO90506	MARYLAND GRSPR DSCTR 33CM
ARO90506B	5MM MD GRSP RT W/FLSH INS 33CM
ARO90506C	MARYLAND GRSPR DSCTR 33CM A
ARO90506I	5MM33CM MD GRSP/DSSCTR
ARO90507	MXTR GRSPR DSCTR RT ANGL 33CM
ARO90507C	MXTR GRSPR DSCTR RT ANGL 33CM
ARO90508C	5MM33CM MIXTER GRASPER
ARO90508C5	5MM33CM MIXTER GRASPER

ARO90510	NDLE NOSE GRSPR DSSCTR 33CM
ARO905102	STD GRSPR DSSECTR W SPN 45CM
ARO905105	TPRD DLPHN NS GRSPR DSCTR 45CM
ARO90511B	5MM 33CM KELLY GRASPER DISSECT
ARO905133B	5MM 45CM WAVE GRASPER
ARO905135	RET ACT LNG RDG JW2X3 SNACT 45
ARO90513A	RET ACT LNG RDG JW2X3 SNACT 45
ARO905145B	SCHRDR TENCLM GRSP ROT 1 PC
ARO90514A	SCHRDR TENCLM GRSP ROT 1 PC
ARO90515	CBRA GRSP DBL ACT 33CM
ARO905159C	5mm 45cm Hunter Bowel Grasper
ARO90516	BBCCK GRSP FNSTRTD TIP 33CM
ARO905169A	BBCCK GRSP FNSTRTD TIP 33CM
ARO90516C7	BBCCK GRSP FNSTRTD TIP 33CM
ARO905170B	5MM45CM BIOPSY SPOON FORCEP
ARO905178A	5MM 45CM PERITONEAL SCISSOR
ARO90518	ALLS GRSP SHT SNG ACT 33CM
ARO90522	DBKY GRSP 20MM JAW LNGTH 33CM
ARO90522C	5MM 33CM DEBAKEY GRASPER
ARO90524	GLSSMN ATRMTC GRSP 33CM
ARO90526C	5MM33CM DBL CUP FUNDUS GRASPER
ARO90526C7	5MM33CM DBL CUP FUNDUS GRASPER
ARO90529	ALLGTR RTRO FCE TTH DBACT 33CM
ARO90529C	5MM33CM ALLIGATOR GRASPER
ARO90530I	5MM 33CM ALLIGATOR GRSP INSRT
ARO90532	WV LNG BVLD EDG JAW DBLACT 33C
ARO90532B	WV LNG BVLD EDG JAW DBLACT 33C
ARO90532C3	5mm 33cm Wave Grasper
ARO90532I	5MM33CM WV GRSP LNG BVD JAW DB
ARO90533	WV LNG BVLD EDG JAW SNGACT 33C
ARO90533B	5MM33MM WV LNG BEV B ROT 1 PC
ARO90534	RET ACT LNG RDG JW2X3 DBACT 33
ARO90536	CLW GRSP 2X3 TTH SNG ACT 33CM
ARO90536B	5MM 33CM CLAW GRASPER
ARO90536I	5MM 33CM CLAW GRASPER INSERT
ARO90539	FNSTRTD 22MM DB ACT JAW 33CM
ARO90540B	5MM 3CM FENEST GRASPER
ARO90541	JH FNSTR 22MM SNACT FLT JW33CM
ARO90544C	5MM 33CM KOCHER GRASPER
ARO90545	SCHRDR TNCLM GRSP SNG TTH 33CM
ARO90545B	SCHRDR TNCLM GRSP SNG TTH 33CM
ARO90545C	5MM33CM SCHRDER TENACULUM GRSP
ARO90545I	5MM33CM SCHRDER TENACULM INSRT
ARO90547	BLNT ATRMTC GRSPNG FCP 33CM
ARO90556B	5MM33MM HNT BWL W/RF PST A ROT
ARO90560C	HOOK SCISSORS SNG ACT 5MM33CM
ARO90560C5	HOOK SCISSORS SNG ACT 5MM33CM
ARO90562B	5MM 33CM MICRO TIP SCISSOR
ARO90562C	5MM 33CM MICRO TIP SCISSOR
ARO90564C	MTZNBM STRGHT SHT BLADE5MM33CM
ARO90565B	5MM 33CM METZ SCISSOR
ARO90565C5	5MM 33CM METZ SCISSOR
ARO90566	MTZNBM CRVD SHT BLADE 33CM
ARO90568	BPSY SPN FCP W TTH DB ACT 33CM
ARO90570	BPSY SPN FCP DBL ACTN 33CM
ARO90570B	BPSY SPN FCP DBL ACTN 33CM
ARO90573	BPSY PNCH SNG ACT 33CM
ARO90573A	BPSY PNCH SNG ACT 33CM W/HND A
ARO90591IC	ST SHFT & INSRT FR HK SCISSR
ARO90592IC	ST SHFT & INSRT FR MTZ SCISSR
ARO90598C7	5mm 33cm Short Babcock
ARO91007B	MXTR GRSP DSCTR RGHT ANGL 33CM

ARO91008BM	10MM33CM MIXTER GRSPR DISSECT
ARO910116B	BAB GRSP 10MM 45CM B ROT 1 PC
ARO910136A	10MM 45CM CLAW FORCEP
ARO91016B	BABCK GRSP FNSTRTD TIP 33CM
ARO91036	CLAW FCPS 2 X 3 TEETH 33CM
ARO91036A	10MM 33CM CLAW FORCEP
ARO91037	SPN FCPS STD TIP 33CM
ARO91045	SCHRDR TNCLM SNGL TOOTH 33CM
ARO91045B	SHT SCHRDR TNCLM FCP10MM HND B
ARO91045C	10MM33CM SCHRODR TENACULM FCP
ARO930	MONOPOLAR CORD LAP INST
ARO9819	Fiberoptic Cable
B071120	ACT2 MINI BASKET 7.5LX11W 2'H
B071130	ACT2 MINI BASKET 7.5LX11W 3'H
B071140	7.5X11X4 SS BASKET
B111120	ACT2 SML BASKET 11LX11W 2"H
B111130	ACT2 SML BASKET 11LX11W 3"H
B111140	ACT2 SML BASKET 11LX11W 4"H
B111150	ACT2 SML BASKET 11X11X5
B111620	ACT2 MED PERF BSKT 11X16X2
B111630	ACT2 MED BASKET 11LX16W 3"H
B111640	ACT2 MED BASKET 11LX16W 4"H
B111650	11X16X5 SS BASKET
B111660	11X16X6 SS CONT BASKET
B112220	ACT2 LG BASKET 11LX22W 2"H
B112230	11X22X3 SS BASKET
B112240	11X22X4 SS BASKET
B112250	11X22X5 SS BASKET
B112260	11X22X6 SS BASKET
CO2311	EPSTEIN CURETTE
CO231130	EPSTEIN CURETTE 000
CO251100	MX*SATINSKY VC CLAMP 32MM x 9M
DEL302HF	302HF APICAL ELEVATOR
DEL303HF	303HF APICAL ELEVATOR
J081240	ACT2 MINI CONTAINER 8LX12W 4'H
J081260	08X12X6 INT GSK PERF BTM CONT
J121240	ACT2 SML CONTAINER 12LX12W 4"H
J121260	ACT2 SML CONTAINER 12LX12W 6"H
J121740	ACT2 MED CONTAINER 12LX17W 4"H
J121750	ACT2 MED CONTAINER 12LX17W 5"H
J121760	ACT2 MED CONTAINER 12LX17W 6"H
J121770	ACT2 MED CONTAINER 12LX17W 7"H
J122340	ACT2 LG CONTAINER 12LX23W 4"H
J122350	ACT2 LG CONTAINER 12LX23W 5"H
J122360	ACT2 LG CONTAINER 12LX23W 6"H
J122370	ACT2 LG CONTAINER 12LX23W 7"H
J142345BIA	14X23X4.5 BWLT RET&ACCSSRS SYS
J142345BIB	14X23X4.5 BWLT RNG & POST SYS
K081240	08X12X4 INTL GSK SLD BTM CNT
K121240	ACT2 SM CONTAINER 12LX12W 4"H
K121250	ACT2 SM CONTAINER 12LX12W 5"H
K121260	ACT2 SM CONTAINER 12LX12W 6"H
K121750	ACT2 MED CONTAINER 12LX17W 5"H
K121760	ACT2 MED CONTAINER 12LX17W 6"H
K122350	ACT2 LG CONTAINER 12LX23W 5"H
K122370	ACT2 LG CONTAINER 12LX23W 7"H
K142345BIA	14X23X4.5 BKWLT RET&ACCESS SYS
K142345BIB	14X23X4.5 BKWLT RING&POST SYS
KD61101	HAND BRACE (RALK)
MD250620CH	LAP CHOLE SCOPE TRAY 6x20x3"
MD251324	LIDDED SS TRAY 13.5X24X3.5"
MD610711	MINI US SILICNE MAT 6.75X10.75

MD611007	STACKING CRNRS FOR BSKT 4/SET
MD611111	SM US SILICONE MAT 11X11
MD611116	MED US SILICONE MAT 11X16
MD611120	LG US SILICONE MAT 11X20.25
MD611122	LG MAT 11 X 22
MD631005	CLAMPS HOLD UP TO 1" (2"HIGH)
MD701020	INST HOLDING PIN 2" HIGH IEA
MD931008A	RACK L INST HOLDER 5 & 10MM
MDA1030A	PULL TIGHT STM WHT W/IND 500CS
MDA1031A	PULL TIGHT STM WT W/IND 1000CS
MDA1034A	PUL TIGHT STM WT NO IND 500/CS
MDA1034AB	PL TIGHT STM WT NO IND 1000/CS
MDA2000T	EX PROC CARD IND 15/16"X1 3/4"
MDA2000TA	EXTERNAL PROCESSING CARD
MDA2001T	EX PROC CRD 15/16"X1 3/4"500CS
MDA2004	TMPRPROF INTGRTD CD & DEV/ACT2
MDA3001	FILTERS 9.5X9.5" PLAIN 1000/CS
MDA3005	FLTRS 7 3/4X 7 1/4 MINI 1000CS
MDA3010	FILTERS 9.5X9.5" W/IND 1000/CS
MDA5021	BSKET ID TAG ATTCHED TO HANDLE
MDA5200BL	ACT 2 ID TAGS
MDA5200GN	ACT2 ID TAGS GREEN
MDA5200OR	ACT2 ID Tags (PAIR) Orange
MDA5200PU	ACT2 ID Tags (PAIR) Purple
MDA5200RD	ACT2 ID TAGS
MDA5200SV	PAIR (SILVER) ACT2 ID TAGS
MDA5200YL	ACT2 ID Tags (PAIR) Yellow
MH11219	MH BABY DEAVER RETR 3/4 X 7
MH11614	MH WEITLANER RETR 6 1/2 3X4 SH
MH1178	MH CRILE RETRACTOR 4 1/2 DE
MH168	MH ALLIS TISS FCP 6 5X6 T
MH19848	MH RUSKIN RONG 6 STR 3MM
MH21153	MH JOSEPH HOOK 1 SH PRONG
MH2160	MH JENNINGS GAG ADULT
MH231051	MH NEWS TRACHEAL HOOK 6
MH27438	MH HIBBS OSTEO 9 STR 1/4
MH30500	MH HANK DILATORS SET/6
MH5181	MH METZ SCS 7 STR
MH5288	MH METZ SCS 7 CVD DEL
MH72	MH HALSTED MOSQ FCPS 5 STR
MH736	MH KELLY FCPS 5 1/2 STR
MH738	MH KELLY FCPS 5 1/2 CVD
MH7600	MH FOESTR FCPS 9 1/2ST SER
MH9104	MH LITTAUER SCS 5 1/2
MIL1069	GRVD DIR PLAIN END 4-1/2
MIL112	JANSEN RETRACTO
MIL11222	DEAVER RETRACTOR W/HANDLE 1X13
MIL11432	RETR ABDOM LARG
MIL118	JANSEN-WAGNER R
MIL1202	TAYLOR HAMMER 7-1/2 CH
MIL1280	LAHEY FORCEPS 6 1/4
MIL13126	MENG BIOPSY NDL
MIL13156	MENGHINI BIOP N
MIL160072	TUCKER LIGATURE DIRECTOR
MIL16174	FEHKAND COLON C
MIL16230	PAYR Pylorus Cl
MIL171025	MICRO NH 71/8 CVD JAW W/LOCK
MIL1810	CASTR-VJO EYE S
MIL181050	CASTR-VJO CAP,
MIL181073	LIVERNOIS IOL FOLDING FORCEPS
MIL181086	FAULKNER LENS HOLDING FORCEPS
MIL181097	KRAFF-UTRATA CAPSULORHEXIS FCP

MIL181098	KRAFF-UTRATA CAPSULORHEXIS FCP
MIL181220	PRINCE TRACHOMA FCPS 3-1/2
MIL18123	FINE-THORNTON FIXATION RING
MIL181416	SCISSORS 105MM
MIL181466	STEVENS TEN SCS 41/8 CV BLNT
MIL181476	STEVENS SCS 4-1/2 CV BL
MIL181498	ENUCLEATION SCS
MIL1816	MCINTYRE WIRE SPEC
MIL181639	GILLS-VANNAS SCISSORS
MIL1817	BARRAQUER WIRE SPEC
MIL1818	BARRAQUER WIRE SPEC
MIL181828	CASTR-VJO NH ST
MIL181838	BARRAQUER NH 5
MIL181852	BARRAQUER NEEDLE HOLDER
MIL181854	BARRAQUER NEEDLE HOLDER
MIL181992	KERR RONG SIZE
MIL182	LANCASTER EYE S
MIL1837	LIEBERMAN EYE SPEC
MIL18416	GUTHRIE FIXATION HOOK SH
MIL1845	TEMPORAL APPROACH WIRE SPEC
MIL18454	VONGRAEFE STRABIS HOOK LG
MIL18458	FENZL LENS MANIPULATING HOOK
MIL18628	KIRBY FIXATION
MIL18694	WILDER LAC DLTR
MIL18785	IRIS FCP 4 STR
MIL18804	STEVENS IRIS FC
MIL18866	BISHOP-HARM FCPS 3-3/8
MIL18868	BISHOP-HARM 3-3/8 1X2 STD
MIL18883	CASTR-VJO COLIB
MIL189	KRATZ-BARRAQUER WIRE SPEC
MIL18914	LESTER FIX FCPS
MIL18925	MCPHERSON TYING FORCEPS
MIL18928	HARMS-COLIBRI FORCEPS
MIL18946	HARMS SUTURE FCP STRGHT 4 1/8
MIL18947	GREEN FIXATION
MIL18951	CASTR-VJO SUT F
MIL18952	CASTR-VJO SUT F
MIL18953	CASTR-VJO FCPS
MIL1910	SPECULUM SET4 S
MIL19102	TUNING FORK C-1
MIL191230	STRAIGHT LEMPERT RONGEUR
MIL191336	LEMPERT ELEV.CV
MIL191820	SUCT TUBE COMP
MIL1920	GRUBER SPEC CHILD SZ 4 CH
MIL1921	GRUBER SPEC ADLT SET/4 CH
MIL19211	ROSEN PICK CVD
MIL192114	HOUSE ALLGTR/CR
MIL192115	BELUCI ALIG FCP
MIL192150B	BELLUCI MICR EA
MIL1922	GRUBER SPEC ADLT SIZE 1 CH
MIL19220	DAY EAR HOOK 6-
MIL19222	DAY EAR HOOK 6-
MIL1923	BOUCHERON EAR SPEC 6.5MM
MIL1924	BOUCHERON EAR SPEC 7.5MM
MIL192501	HOUSE NEEDLE RO
MIL192502	HSE HOOK MALL S
MIL192503	HSE HOOK MALL S
MIL192504	SHEEHY KNIFE CU
MIL192510	HOUSE BARBARA P
MIL192518	HOUSE ELEV SLIG
MIL192526	HSE SICKLE KNIF
MIL192528	HSE CURETTE, 2M

MIL192529	HSE CURETTE, 2.
MIL192530	HSE STAPES CURE
MIL19356	WILDE EAR FCPS
MIL19370	LUCAE DRESSING FCPS 5.5
MIL19371	JANSEN FCPS 6-1/4 BAYO
MIL19384	SYRINGE 4 OZ W/
MIL1940	HARTMAN EAR SPEC SET/3 SS
MIL19417	EAR FCP X-FINE
MIL19429	HARTMAN-HRDZFLD
MIL19434	HARTMAN-NOYES 3 1/4 SERR
MIL1948	HARTMAN EAR SPE
MIL19480	MCGEE WIRE CLOS
MIL1948E	HARTMAN EAR SPEC 7MM SS
MIL19500	SEXTON KNIFE ST
MIL19502	WRENCH PIN HIP
MIL19504	FARRIOR EAR SPE
MIL19506	ROSEN KNIFE CURETTE LARGE
MIL19533	ROSEN SUCTION T
MIL19540	HSE CUTOFF ADAP
MIL19553	HSE SUCT IRR 4X
MIL19562	HOUSE SUC/IRR T
MIL19563	HOUSE SUCC/LRR
MIL19564	HOUSE SUC/TUBE
MIL19570	FRAZIER SUCTION
MIL19572	FF SUCTION 7FR
MIL19573	FRAZIER SUCTION
MIL19577	FRAZIER SUCTION
MIL19582	Suction Tube 1.
MIL19584	BARON SUC. TUBE
MIL19660	WULLSTEIN ENDAU
MIL19710	CURETTE MASTOID
MIL19712	SPRATT BRUN CURETTE SIZE 2
MIL19714	SPRATT BRUN CCU
MIL19750	ALEXANDER CHISE
MIL19790	GERZOG BONE MAL
MIL2012	BALLENGER KNIFE STR 3MM
MIL20126	HARTMAN NASAL FCPS 7-1/4
MIL20180	KRAUSE NASAL SNARE
MIL201865	SNARE WIRE SIZE 5 SS
MIL20216	BALLENGER KNIFE STR 3MM
MIL20218	BALLENGER KNIFE STR 4MM
MIL20220	Ballenger Knife Straight 5mm
MIL20222	BALLENGER SWIVEL BAY 3MM
MIL20224	BALLENGER SWIVEL BAY 4MM
MIL20226	BALLENGER SWIVEL BAY 5MM
MIL203	VIENNA SPECULA MEDIUM STD
MIL20338	COAKLEY CURETTE 6-3/4 #4
MIL20382	WIENER ANTRUM R
MIL20420	LICHTWICZ ANTRU
MIL20506	WATS-WILLMS POL
MIL20510	LEWIS SEPTUM FCPS STR
MIL20570	TAKAHASHI FCPS
MIL20580	WILDE-BLAKESLEY
MIL21154	JOSEPH DOUBLE HOOK
MIL2116	DINGMAN BLDE SM 24MM X 52MM
MIL21160	JOSEPH HOOK 2 SH 10MM
MIL2118	DINGMAN BLDE LG 30MM X 68MM
MIL2120	DAVIS GAG FRAME ONLY LEFT
MIL212052	SHEEHAN OSTEO 6
MIL212053	SHEEHAN OSTEOTO
MIL21215	CINELLI OSTEO DBL GRD 10
MIL21232	NEIVERT OSTEO S

MIL2132	COTTLE NASAL KNIFE
MIL21346	AUFRICHT RASP F
MIL21381TC	FOMON RASP TC 8.25 DE 3/4
MIL21382TC	FOMON RASP TC 8.25 DE 5/6
MIL2140	LAP CONTAINER WITH TRAY
MIL2144	RING TONGUE RETR 2 RIGHT
MIL2150	DOYEN-JANSEN MOUTH GAG
MIL2160	COTTLE SEPTUM ELEVATOR
MIL21604TC	C-N-S FOMON DOR
MIL2161	BOIES NASAL FRACTURE ELEVATOR
MIL2162	MCKENTY ELEVATOR 4MM
MIL2163	MCKENTY ELEVATOR 5MM
MIL21632	JOSEPH NASAL SC
MIL2164	JENNINGS MOUTH GAG INFANT
MIL21715TC	GRNY-FRMN SCS7-1/4CVD TC
MIL21734	FREEMAN AREOLA MKR 34 MM
MIL21736	FREEMAN AREOLA MKR 36 MM
MIL21738	FREEMAN AREOLA MKR 38MM
MIL21742	FREEMAN AREOLA MKR 42MM
MIL21742TC	KAYE FACELIFT DIAMOND SEREDGE
MIL21745	FREEMAN AREOLA MKR 45MM
MIL21750	FREEMAN AREOLA MKR 50 MM
MIL2180	MCIVOR MOUTH GAG COMPLETE
MIL2182	MCIVOR MOUTH GAG FRAME ONLY
MIL2185	KLEINERT-KUTZ HOOK SM
MIL2186	KLEINERT-KUTZ HOOK MED
MIL2187	KLEINERT-KUTZ HOOK LG
MIL2188	GILLIES SKIN HOOK LGE
MIL2189	GILLIES SKIN HOOK SMALL
MIL2190	COTTLE SKIN HOOK ANGLED
MIL21SC608	GORNEY SCS 7-1/2 CVD SC
MIL21SC745	PAR TISS SCS 4-1/2 CVD SC
MIL2210	ANDREWS TONGUE DEPRESSOR
MIL222	WIEDER DEPRESSOR SMALL
MIL22808	FISHER TONSIL KNIFE 9
MIL231047	LUKENS TRACHEA RETR 6 3/4
MIL231048	HUPP TRACHEA HOOK 6 1/2
MIL231049	JACKSON TRACH RETR D/E 7
MIL231051	NEWS TRACHEAL HOOK 6
MIL23230	FRAENKEL LARYIN
MIL23232	FRAENKEL LARYIN
MIL23399	UNIVERSAL CANNU
MIL2340	Mirrors, Boila
MIL23400	UNIV CANNULA ST
MIL2361	Mirrors, Boila
MIL23640	BRONCH ALLIG FC
MIL23644	BRONCH ALLIG FC
MIL2382	LARYNG MIRROR W
MIL242010	DEBAKEY OCCL. C
MIL242500	COOLEY ANASTOMOSIS CLAMP
MIL25100	FINOCHIETTO RIB SPREADER STR 6
MIL251100	SATINSKY VC CLAMP 32MM X 9MM
MIL251108	SATINSKY VC CLAMP 32MMX7MM PED
MIL25140	BURFORD-FINO RIB SPREADER 8
MIL25160	HAIGHT RIB SPREADER 9CM ARMS
MIL261041	SCHWARTZ CLAMP STRAIGHT
MIL261054	FRAZIER DURA SE
MIL261086	FRAZIER DURA HOOK BLUNT
MIL26132	GIGLI Saw 20"
MIL271016	CAROLL TENDON PULLING FCP
MIL271044	BONE TAMP, 6-1/4" 4MM W
MIL271046	BONE TAMP, 6-1/4" 5MM W

MIL271048	Bone Tamp 6 mm 6 ¼ Serreated
MIL271052	Bone Tamp-10mm 6 ¼ Serreated
MIL27160	PIN & WIRE CUTTER
MIL27176TC	PIN PULLER
MIL272	MAGILL CATHETER FCPS CHILD
MIL27217	H Retr 9 1/4",
MIL2724	Cartilage Clamp
MIL2734	LOWMAN Bone Cla
MIL274	KERN BONE FCPS
MIL27488	LAMBOTTE OSTEO
MIL277	KERN BONE FCPS
MIL2770	VERBRUGGE FCP 7" 5MM
MIL2780	VERBRUGGE FCP 10" 10MM
MIL27984	DOWNING CATILAG
MIL281	PRATT RECTAL SPECULUM 8.5"
MIL282	SIMS RECTAL SPECULUM 6
MIL2820	HIRSCHMAN Anosc
MIL2824	ANOSCOPE TUBE 3
MIL2868	HILL FERG RET 8.75" SM BLADE
MIL2869	HILL FERGUSON RETRACTOR 9.25"
MIL29286	RANDALL KIDNEY STONE FORCEP
MIL29328	FEMALE CATHETER
MIL29610	VAN BUREN URETH
MIL29622	VAN BUREN URETH
MIL2968	VAN BUREN URETH
MIL29805	NO SCALPEL VASECTOMY RING CLMP
MIL29850	NO SCALPEL VASECTOMY HEMOSTATE
MIL29855	NO SCALPEL VASECTOMY SET
MIL301150	BILLROTH TUMOR FCPS
MIL30130	COLLIN SPECULUM LARGE
MIL301383	K-Y CURETTE W/O BASKET
MIL301405	THOMS-GAYLOR FCPS 8-1/2
MIL301445	TOWN CER BIO PNCH FRCPS
MIL301486	WITTNER BIOPSY FCPS CVD
MIL3015	GRVD VAG ORIG M SZ 1 3/8 X 4"
MIL3015B	SPEC VAG SZ 5.
MIL301900	Z-TYPE FCPS, STR 8.25
MIL301901	Z-TYPE FCPS, SLT-CVD 8.2
MIL301902	Z-TYPE FCPS, CVD 8.25
MIL301903	Z-TYPE FCPS, ANG 8.25
MIL301904	Z-TYPE FCPS, STR 9.25
MIL301905	Z-TYPE FCPS, SLT-CVD 9.5
MIL301906	Z-TYPE FCPS, CVD 9.5
MIL301907	Z-TYPE FCPS, ANG 9.5
MIL301908	Z-TYPE FCPS, STR 12
MIL301909	Z-TYPE FCPS, SLT-CVD 12
MIL301910	Z-TYPE FCPS, CVD 12
MIL301911	Z-TYPE FCPS, ANG 12
MIL301913	Z-TYPE FCPS, SLT-CVD 14
MIL301914	Z-TYPE FCPS, CVD 14
MIL301915	Z-TYPE FCPS, ANG 14
MIL3020	GRAVES VAGINAL SPECULA LG
MIL30210	SIMS VAGINAL SPEC D/E SM
MIL302335	PIPER OBSTETRICAL FORCEP 17.5"
MIL3030	GRAVES OPEN SIDED SPEC
MIL3055	PEDERSON VAGINAL SPECULA
MIL30550	HEGAR DILATORS DE/8 SET
MIL3055534	HEGAR UTER DILATOR D/E 3/4 M
MIL3055578	HEGAR UTER DILATOR D/E 7/8MM
MIL3060	PEDERSON VAG SPECULUM LG
MIL3062	SPEC VAG SZ 4.2
MIL3063	PEDERSON SPEC OPEN SIDED

MIL31101	LEEP GRAVES W/EVAC SMALL
MIL311355	LEEP LATERAL RETR 8-1/4
MIL31151	LEEP GRAVES SPECULUM MEDIUM
MIL31201	LEEP GRAVES SPECULUM LARGE
MIL31301	LEEP GRAVES W/EVAC X/LGE
MIL3139126	THOMPSON 26 CASSETTE
MIL3150	LEEP FCPS 10 1X2 EXPOSED
MIL3151	LEEP FCPS 10 1X2 COATED
MIL31551	LEEP PEDERSON SPECULUM MEDIUM
MIL3158	LEEP MAXI PED W/EVAC MD
MIL3159	LEEP MAXI PED W/EVAC LG
MIL31601	LEEP PEDERSON W/EVAC LRG
MIL3163	LEEP PEDERSN OPEN-SIDE LG
MIL3170	LEEP REDUNDANT WALL MED
MIL3171	LEEP REDUNDANT WALL LARGE
MIL31949	LEEP IRIS HOOK SM 9-1/2
MIL31952	LEEP TENACULUM HOOK # 2
MIL31965	LEEP SCHROEDER-BRAUN TENACULUM
MIL3200200	Miltex Eye Instrument Cassett
MIL32501	INST GUARD SLD NON 1/16x3/4¿
MIL32504T	INST GUARD TNTD VNTD 1/8x1¿
MIL32505T	INST GUARD TNTD VNTD 3/16x1¿
MIL32506T	INST GUARD TNTD VNTD 1/16x3/4¿
MIL32507T	INST GRD TNTD VNTD 1/16x3/8x1¿
MIL32508T	INST GRD TNTD VNTD 5/64X5/8X1¿
MIL32508V	INST GRD SLD VNTD 5/64X5/8X1
MIL32509T	INST GUARD TNTD VNTD 1/8X1X1¿
MIL3352	DISP DERMAL CURETTES 2MM BOX
MIL3353	DISP DERMAL CURETTES 3MM BOX
MIL3354	DISP DERMAL CURETTES 4MM BOX
MIL3355	DISP DERMAL CURETTES 5MM BOX
MIL335A	FOX DERMAL CURETTE 2MM
MIL3452	VIRCHOW BRAIN KNIFE 10
MIL3501	INSTR TRAY 15X105X3-1/2
MIL3510010	CONTAINER W LID 1/2 SZ VAC 4"
MIL3510013	CONT W/ LID 1/2 SZ VAC 5 1/3"
MIL3510015	CONTAINER W LID 1/2 SZ VAC 6"
MIL3511010	CONTAINER W LID 1/2 SZ GRAV 4"
MIL3511013	CONT W/ LID 1/2 SZ GRAV 5 1/3"
MIL3511015	CONT W/ LID 1/2 SZ GRAV 6"
MIL3517205	WIRE BASKET 1/2 SZ 2"
MIL3517207	WIRE BASKET 1/2 SZ 3"
MIL3517210	WIRE BASKET 1/2 SZ 4"
MIL3517405	PERF BASKET 1/2 SZ. 2"
MIL3517407	PERF BASKET 1/2 SZ. 3"
MIL3517409	PERF BASKET 1/2 SZ 4 IN
MIL35202	MICRO DISSECTING FORCEP
MIL35204	TAPERED DISSECTING FORCEP
MIL3521010	1/2-Size Cont Bottm 4" perfrtd
MIL3521013	1/2-Sz Cont Btm 5-1/3" perfrtd
MIL3530010	CONTAINER W LID 3/4 SZ VAC 4"
MIL3530013	CONT W/ LID 3/4 SZ VAC 5 1/3"
MIL3530015	CONTAINER W LID 3/4 SZ VAC 6"
MIL3531010	CONT W LID 3/4SZ GRAV 4"
MIL3531013	CONT W LID 3/4SZ GRAV 5 1/3"
MIL3531015	CONT W LID 3/4SZ GRAV 6"
MIL3537205	WIRE BASKET 3/4 SZ 2"
MIL3537207	WIRE BASKET 3/4 SZ 3"
MIL3537210	WIRE BASKET 3/4 SZ 4"
MIL3537405	PERF BASKET 3/4 SZ 2 IN
MIL3537407	PERF BASKET 3/4 SZ 3 IN
MIL3537409	PERF BASKET 3/4SZ 4 IN

MIL35400	BIOP SPN SEMM TY TOOTH DBL ACT
MIL3541010	3/4-Size Cont Bottm 4" perfrtd
MIL3541015	3/4-Size Cont Bottm 6" perfrtd
MIL3550010	CONT W/ LID FULL SZ 4" VAC
MIL3550013	CONT W/ LID FULL SZ 5" VAC
MIL3550015	CONT W/ LID FULL SZ 6" VAC
MIL3551010	CONT W/ LID FULL SZ 4" GRAV
MIL3551013	CONT W LID FULL SZ 5 1/3" GRAV
MIL3551015	CONT W/ LID FULL SZ 6" GRAV
MIL3557205	WIRE BASKET FULL 2 IN
MIL3557207	3"FULL SIZE MESH BASKET
MIL3557210	4"FULL SIZE MESH BASKET
MIL3557405	PERF BASKET FULL SZ 2 IN
MIL3557407	PERF BASKET FULL SZ 3 IN
MIL3557409	PERF BASKET FULL SZ 4 IN
MIL3561013	Full Sz Cont Bottm 5-1/3"perfr
MIL3561015	Full Sz Cont Bottom 6" perfrtd
MIL3577000	ENDOSCOPIC INSTRUMENT RACK
MIL3590015	DISPOSABLE FILTERS 1000
MIL3593000	INDICATOR CARDS 250
MIL3593500	PLASTIC LOCKS BLUE 1000
MIL3594001	ID TAG SILVER
MIL3594002	ID TAG BLUE
MIL3594003	ID TAG RED
MIL3594004	ID TAG GOLD
MIL3594005	ID TAG GREEN
MIL3594006	ID TAG BLACK
MIL3610000	LID CONTAINER 1/2 SIZE
MIL361001	1/2-Size Cont Lid Blue
MIL361004	1/2-Size Cont Lid Green
MIL361005	1/2-Size Cont Lid Black
MIL363000	3/4-Size Cont Lid Silver
MIL3630000	LID CONTAINER 3/4 SIZE
MIL363002	3/4-Size Cont Lid Red
MIL363005	3/4-Size Cont Lid Black
MIL365001	Full-Size Cont Lid Blue
MIL365002	Full-Size Cont Lid Red
MIL365003	Full-Size Cont Lid Gold
MIL365005	Full-Size Cont Lid Black
MIL370	RING INSTRUMENT HOLDER 8
MIL3700	MILTEX SPRAY LUBE - CASE/12
MIL371	STRING 2-1/2X10 SIDE WIDE
MIL372	STRING 2-1/2X12 SIDE WIDE
MIL375	STRINGER 2 1/2 X 6 W/ LOCK
MIL376	STRINGER 2 1/2 X 8 W/ LOCK
MIL377	STRINGER 2 1/2 X 10 W/ LOCK
MIL378	STRINGER 2 1/2 X 12 W/ LOCK
MIL380	STRINGER 2 1/2 X 18 W/ LOCK
MIL381	STRINGER 5 X 8 W/ LOCK
MIL382	STRINGER 5 X 10 W/LOCK
MIL384	STRINGER 5 X 16 W/LOCK
MIL385	STRINGER 5 X 18 W/LOCK
MIL386	STRINGER 2 1/2 X 6 OPEN
MIL387	STRINGER 2 1/2 X 8 OPEN
MIL388	STRINGER 2 1/2 X 10 OPEN
MIL389	STRINGER 2 1/2 X 12 OPEN
MIL390	CTR LOCK STRINGER 2 1/2 X 6
MIL3900	SPONGE BOWL, 12OZ
MIL3901	Sponge Bowl, 16oz
MIL3902	SPONGE BOWL, 22OZ
MIL3903	SPONGE BOWL, 30OZ
MIL3904	Sponge Bowl, 36oz

MIL3905	Sponge Bowl, 48oz
MIL3906	Sponge Bowl, 64oz
MIL3907	Tumbler, 7oz
MIL391	CTR LOCK STRINGER 2 1/2 X 8
MIL3911	SOLUTION BASIN, 9-1/2 QT
MIL3912	IODINE CUP 6 OZ.
MIL3913	Iodine Cup, 14oz
MIL3914	MEDICINE CUP 2 OZ. GRAD.
MIL3916	Forcep Jar, 2-1/4 x 4-1/2
MIL3917	Forcep Jar, 2-1/4 x 7
MIL3918	Emesis Basin, 10oz
MIL3919	EMESIS BASIN 12 OZ
MIL392	CTR LOCK STRINGER 2 1/2 X 10
MIL3920	EMESIS BASIN, 20oz
MIL3921	MAYO TRAY 10 PERF
MIL3922	MAYO TRAY, 13", PERFORATED BTM
MIL3924	MAYO TRAY, 17, PERF
MIL3925	Mayo Tray, 19, Perforated
MIL3926	Mayo Tray, 10, Non-Perforated
MIL3927	MAYO TRAY 14" NON-PERF
MIL393	CTR LOCK STRINGER 2 1/2 X 12
MIL3934	INSTRUMENT TRAY,10,ROLLED EDGE
MIL3935	Instrument Tray,13,Rolled Edge
MIL396	CLOSED U STRINGER 2 1/2 X 6
MIL397	CLOSED U STRINGER 2 1/2 X 8
MIL398	CLOSED U STRINGER 2 1/2 X 10
MIL399	CLOSED U STRINGER 2 1/2 X 12
MIL401370	10 BONE FILE
MIL401382	BONE FILE
MIL401385	12CA BONE FILE
MIL401800	LOCKE CLAMP
MIL40218	NAIL NIPPER
MIL402850	METATARSAL ELEV. 9MM
MIL402851	METATARSAL ELEV. 11MM
MIL402852	METATARSAL ELEV. 13MM
MIL402853	METATARSAL ELEV. 15 MM
MIL402854	METATARSAL ELEV. 17MM
MIL4084000	Cass, Universal #7
MIL4085000	CASS, UNIVERSAL #9
MIL410	KNIFE HANDLE 3L LONG
MIL4401	MINI HDL 3K TYPE W/CHUCK
MIL4405	SELF LOCK CHISEL BLD HDL
MIL4511	DISP SAFETY SCALPEL #11
MIL46815	CASS,UNIV,SURG, X-LONG
MIL47R	KNIFE HANDLE No
MIL49	Slender #7 Knife Handle
MIL51000	BANDAGE/UTILITY SCS 7-1/2
MIL51025	RED UNIVERSAL SCISSORS
MIL51026	ORANGE UNIVERSAL SCISSORS
MIL51027	BLUE UNIVERSAL SCISSORS
MIL51028	PURPLE UNIVERSAL SCISSORS
MIL51029	GREEN UNIVERSAL SCISSORS
MIL51030	YELLOW UNIVERSAL SCISSORS
MIL5144	MAYO-NOBLE SCS 6-1/2 STR RND
MIL5400	UTILITY SCISSORS, CURVED BLUNT
MIL544	OR SCS CVD 5 S/B
MIL548	SCISSORS CURVED
MIL580	LT WT OR SCS 5-1/2 STR S/S
MIL5SC182	METZNBM SCSSR 7" CURVED
MIL6114	4 MOLT CUR.
MIL6116	5L MOLT CUR.
MIL6124	BRN ADSON FCP 4.75" 7X7 TEETH

MIL6310	MOLT MOUTH GAG PEDIATRIC 4"
MIL6310A	SILICONE GUARDS FOR MIL6310
MIL6315	MOLT MOUTH GAG CHILD 4.5"
MIL6315A	SILICONE GUARDS FOR MIL6315
MIL6320	MOLT MOUTH GAG ADULT 5.5"
MIL6320A	SILICONE GUARDS FOR MIL6320
MIL6331	Mouth Prop - Child
MIL6332	Mouth Prop - Adult
MIL646	TISSUE FCPS 6" 1X2 TEETH
MIL647	TISSUE FCPS 7 1X2T
MIL6528	LARGE MESH BURR STRAINER
MIL66317	317 COLLEGE PLIERS SERR
MIL676964	4 CS MIRROR FRONT SURFACE
MIL676965	5 CS MIRR. FRONT SURFACE
MIL690	TISSUE FCPS 4-1/2 1X2T DEL
MIL695D	5 D/E EXPLORER
MIL70760	SICKLE SCALER
MIL726	FORCEPS HEMO 3
MIL7336	3 HOLLENBACK CARVER
MIL7346	#3 wall carver
MIL7362	7 WAX SPATULA 6
MIL7632	FLETCHER FCPS C
MIL7655	N-Tralig Intraligamentl Syrnge
MIL7670	ASPIRATING SYRINGE TYPE C
MIL7680	ASPIRATING SYRINGE TYPE
MIL816	OLSEN-HEGAR NH 6-1/2
MIL822	BRWON NEEDLE HO
MIL9122	WIRE SCS 4-3/4 CVD SERR
MIL9124	WIRE SCS 4 ¾¿ ANG 1 BLD SERR
MIL954	WACHENFIELD CLIP FCPS C/A
MILDEF13	13 EXTR FCPS ENGLISH PATT
MILDEF150	150 EXTR FORCEPS
MILDEF151	151 EXTR FORCEPS
MILDEF1STD	1 STANDARD EXTR FORCEP
MILDEF22	22 EXTR FCPS ENGLISH PATT
MILDEF23	23 EXTR FORCEP
MILDEFXC67	Upper 3rd molar fcps strght
MILDEFXC79	Lower 3rd molar fcps strght
MILDEL25	(OLD EL39) 25 CRYER ELEV.
MILDEL26	(OLD EL40) 26 CRYER ELEV.
MILDEL301	301 ELEVATOR
MILDEL302	302 ELEV.
MILDEL303	303 Apical Elevator
MILDEL34S	34S ELEV.
MILDEL44	44 CRYER Elevator
MILDEL45	45 CRYER Elevator
MILDEL46	DISTAL SURGICAL ELEVATOR
MILDEL6X	OLD ELP1 - 6X POTTS ELEV
MILDEL78	78 ROOT TIP ELEVATOR
MILDEL79	79 Root Tip Elevator
MILDEL7X	OLD ELP2 - 7X POTTS ELEVATOR
MILDEL8	OLD EL41 - 8 CRANE PICK E
MILDEL80	80 Root Tip Elevator
MILDELH2	#2 HEIDBRINK ROOT TIP PICK
MILDELH3	3 HEIDBRINK ROOT TIP PICK
MILDELM9	9 MOLT ELEVATOR
MILDELS23	SELDIN ELEVATOR 23
MILEM2151	FO LIGHT CABLE AUTOCLAV
MILEM2155	FO LIGHT CABLE ADAPTER
MILHA92010	RETENTION PLATE
MILP212027	RUBBER PLUG
MILP440039	CHUCK FOR MIL4400

MILPM0058	MOUTH PROP LARGE W/CHAIN
MILPM0062	MOUTH PROP MEDIUM W/CHAIN
MILPM0064	MOUTH PROP SMALL W/CHAIN
MILPM0330	MCINDOE DISS FCP W/SERR
MILPM0332	MCINDOE DISS FCP W/SMOOTH
MILPM0448	KILNER SCS STR FINE PTS
MILPM0450	KILNER SCS CVD/FLAT BLUNT
MILPM0462	PDGTMAYO SCS STR BL 6-1/2
MILPM0536	GILLIES SKIN HK 2.5MM 7IN
MILPM0630	GRUBER CARTLG CARV BLOCK
MILPM0676	RULER MET&INCH 6 IN-15CM
MILPM0688	JACKSON TURB SCS ANG7-7/8
MILPM0690	SPARE TIPS FOR PM-0688
MILPM1250L	ROWE MAXILRY DISIMPCT LFT
MILPM1250R	ROWE MAXILRY DISIMPCT RGT
MILPM1266	ROWE ZYGOMATIC BONE ELEV
MILPM1284L	CLEFT PAL RASP CVD UP LFT
MILPM1284R	CLEFT PAL RASP CVD UP RGT
MILPM1298	ELEV D/E ANG RT/LFT 2.5MM
MILPM1422	MCNDOES BONE FCP ANG/FLAT
MILPM1442	BARSKY GLAB RASP CVD REV
MILPM1448	MALTZ NASAL RASP STR 7 IN
MILPM1450	MALTZ NASAL RASP CVD DSER
MILPM1452	MALTZ NASAL RASP STR DSER
MILPM1454	REIDY NASL RASP CVD XSERR
MILPM1458	PEET NAS RASP FLAT CVD DC
MILPM1492	MALLET 3/4 LB S.S. HEAD
MILPM1684	FASCIA STRIPER SS HNDL
MILPM1688	BRAND PLANTARIS STRIPPER
MILPM16904	FURLONG TENDON STRIP 4MM
MILPM16905	FURLONG TENDON STRIP 5MM
MILPM1788	KELSEY-FRY BONE AWL CVD
MILPM202	BRAND TEND TNLGFCP STR2X3
MILPM2031	PDGT TC RASP D/E GRIT 3/4
MILPM2032	PDGT TC RASP D/E GRIT 5/6
MILPM210	BRAND PLAMARIS STRIPPER
MILPM2123	CORWIN WIRE TWSTER TC 6IN
MILPM2145	MAYO-HEGAR NH TC 9 IN
MILPM2160	O-H NH/SCS 5-1/2 SERR TC
MILPM2165	O-H NH/SCS 4-3/4 IN SMTH
MILPM2170	O-H NH/SCS 6-1/2 SERR TC
MILPM2430	CRILE-WOOD NH 6IN TC SERR
MILPM2435	CRILE-WOOD NH 6IN TC SMOO
MILPM2503	HRTN-ADSN TISS FCP TC 1X2
MILPM2511	GRNY-ADSN FCP TC 1X2 W/TP
MILPM2520	CUSHING DRESS FCP TC 7IN
MILPM2725	FOMON DORSAL SCS TC ANG
MILPM2908	GRNBRG PAR SCS TC CVD SER
MILPM2943	GIUNTA NASL SCS TC DBLANG
MILPM29765	KAYE F/L SCS TC CVD SER 7
MILPM29865	KAYE F/L SCS TC CVD SER 7
MILPM2991	GORNEY SCS TC SERR STR
MILPM2992	GORNEY SCS TC SERR CVD
MILPM2997	GORNEY TURB SCS TC ANG DA
MILPM3102	THOMAS IRIS SCS CVD DEL
MILPM3503	BRWN-ADSN FCP TC 4X4 W/TP
MILPM3726	CASTROVIEJO SUT FCP 0.3MM
MILPM3727	CASTROVIEJO SUT FCP 0.9MM
MILPM3756	SHEEN GRID ALUMIN SIL/BLK
MILPM3780	QUISLING INTRNASAL HAMMER
MILPM3825	GORNY-HAMRCK SUC DISS 3MM
MILPM3826	KLNERT-KTZ ELEV/DISS D/E

MILPM3827	KLNERT-KTZ ELEV/DISS D/E
MILPM3830	PADGETT RUBIN MORSLIZR LJ
MILPM390	DASUMPCO F/L MRK NO RATCH
MILPM391	DASUMPCO F/L MRK W/RATCH
MILPM400	WISE ORBIT RETR D/E 6-3/4
MILPM405	DNGMAN BONE HOLD CLMP HVY
MILPM406	DINGMAN WIRE PASSER CVD
MILPM407	DINGMAN ZYGOMA ELEV 5.5MM
MILPM408	DINGMAN ZYGOMA HK HVY 9MM
MILPM4120	FARR SPRG RET SHRP 2-1/2
MILPM4213	COBAUGH EYE DRESS FCP SER
MILPM4244	GINSBERG CALIPER 6-3/4
MILPM4275	COTTLE SEPTUM SPEC 2IN
MILPM4278	JANSN BAYO DRES FCP 6-1/2
MILPM4302	BALLNGR SWIVL BAYO KNIF 5
MILPM4307	JOSEPH PERIO ELEV NO2 3MM
MILPM4311	SMITH CORNEAL SHIELD 21MM AUTO
MILPM4315	DESMARES LID RET 10MM SZ0
MILPM4323	BERKE PTSIS FCPS 20MM 4IN
MILPM4409	MILLR BONE FILE DE LGE/SM
MILPM4410	MILLR BONE FILE DE SM/XSM
MILPM4411	MILLER BONE FILE DE SM/MD
MILPM4412	FREER SEPTUM CHSL STR 4MM
MILPM4429	FREER SEPTUM ELEV SH/BL
MILPM4436	MOLT DISS/RASPATRY DE 5MM
MILPM454	GROSSMAN AREOLA MRKR 8SZS
MILPM4554	MILLER-COLBRN FILE DE L/M
MILPM4581	RAKE RET 4SHARP PRNG 12MM
MILPM4582	RAKE RET 4BLUNT PRNG 12MM
MILPM464	FREEMAN AREOLA MARKR 38MM
MILPM465	FREEMAN AREOLA MARKR 42MM
MILPM466	FREEMAN AREOLA MARKR 50MM
MILPM467	FREEMAN AREOLA MARKR 45MM
MILPM468	FREEMAN AREOLA MARKR 34MM
MILPM469	FREEMAN AREOLA MARKR 36MM
MILPM470	CHANG AREOLA MARKR 38/42
MILPM4704	PDGT IRIS SCS CVD DEL SHARP 4"
MILPM4749	MICRO FCP FINE STYLE26-SA
MILPM4769	CASTANARES F/L SCS STR
MILPM4770	DINGMAN PERSTEAL ELEV DE
MILPM4773	ECONOMY LINE KELLY ARTERY FCP
MILPM4775	FRIEDMAN RONG DEL 3MM WID
MILPM4791	BSHOP-HARMN IRIS FCP1X2TH-STD
MILPM4807	PADGETT S RETR D/E 4-1/2
MILPM4810	PADGETT OSTEOTOME 2MM 7IN
MILPM4818	PADGETT OSTEOTOM 10MM 7IN
MILPM4831	GORNY F/L SCS STR 7-1/4
MILPM4842	GRAUL TISS FCPS 1X2TH 4IN
MILPM4843	PDGT-STEVN TEN SCS TC CVD
MILPM4859	MICRO SUT FCP W/TP 0.3MM
MILPM4860	MICRO SUT FCP W/TP 0.3MM
MILPM4862	GORNY F/L SCS CVD 7-1/4
MILPM4877	PARKS RASP FINE REVERSE
MILPM4878	PARKS RASP CRSE REVERSE
MILPM4879	CONVRSE RASP FINE/CRSE DE
MILPM4880	FOMON RASP FINE REV FL/CO
MILPM4881	FOMON RASP CRSE REV FL/CO
MILPM4892	BECKER SEPTM SCS SERR D/A
MILPM4898	PITANGUY SM FLAP DEMARCAT
MILPM4899	PITANGUY LG FLAP DEMARCAT
MILPM4908	CASTROVIEJO SUT FCP 0.5MM
MILPM4909	CASTROVIEJO SUT FCP 0.5MM

MILPM4928	MICRO SURG FCP ANG 4-1/2
MILPM4930	GRAUL IRIS SCS CVD DEL 4
MILPM4931	GRAUL IRIS SCS STR DEL 4
MILPM4944	MCKISSOCK KEYHOLE PATT 38
MILPM4945	MCKISSOCK KEYHOLE PATT 42
MILPM4946	MCKISSOCK KEYHOLE PATT 45
MILPM4959	JACOBSON BAYO FCP NDLEPNT
MILPM4972	TESIER PERIO ELEV 7MM 7IN
MILPM4977	OBWGESER-FREER PERIO SLCV
MILPM4990	AGRIS-DNGMAN SUBMAMM DISS
MILPM5001	WASHER 38MM DIAMETER S.S.
MILPM5002	WASHER 42MM DIAMETER S.S.
MILPM5003	WASHER 45MM DIAMETER S.S.
MILPM500D	STRGHT SKIN HK SHP 5MM LG
MILPM503	MAMPLSTY/MSTECTMY HK 10MM
MILPM509	FREEMAN FACELIFT RETR 7IN
MILPM509IL	FREEMAN FACELIFT RETR 7IN
MILPM5131	JOSEPH BUTON END KNIF ANG
MILPM5165	COTTLE KNIFE D/EDGE STR
MILPM519	FREEMAN FACELIFT RET 7IN
MILPM520	FREMAN FACELIFT RET ADMSN
MILPM5210	SKIN HOOK DEL SHARP 4.5MM
MILPM5220	KILNER SKIN HOOK SH 4.5MM
MILPM529	BIGGS MAMPLSTY RET 5CM ST
MILPM529FO	BIGGS MAMPLSTY RET W/FO
MILPM530	BIGGS MAMPLSTY RET 3CM NA
MILPM5372	STRGHT SKIN HK SHP 5MM LG
MILPM5381	FOMN DBL BALLEND RET 13MM
MILPM5405	COTLE RET/HK DBL SHP 12MM
MILPM5410	COTLE RET/HK DBL BL 12MM
MILPM5435	FOMON BALL END RET 2BLPRG
MILPM5551	AUFRCHT RET SOLID 8MM 6IN
MILPM5705	MALINIAC NSL RET 45X9MM 4
MILPM5750	ALM RET 4X4 BL SELFRET
MILPM5775	NOVA JAW SGL HOOK 19MM
MILPM600	CRONIN CLFT PALAT ELEV LG
MILPM602	CRONIN CLFT PALAT ELEV SM
MILPM6127	ADSON LITETCH FCP DEL 1X2
MILPM6140	GOVERNMENT PURCHASED MATERIALREED ANG TIP DRES FCP SER
MILPM630	MACOLUM-DNGMN BREAST DISS
MILPM6420	JOSEPH NASL SCS STR 6-1/4
MILPM6421	JOSEPH NASL SCS CVD 6-1/4
MILPM6436	STEVENS TENOT SCS TC CVD
MILPM6450	CONVERSE SCS ANGLED 4-1/4
MILPM6451	CONVERSE SCS ANGLED 4-1/4
MILPM652	CLODIUS ORBITAL RETR D/E
MILPM6565	KAYE F/L SCS CVD 7-1/2
MILPM6581	BROWN DISS SCS CVD 5-3/4
MILPM6586	REES SCS TC STR 6-1/2 IN
MILPM6591	PDGT NASL CRTLGE SCS SER
MILPM6596	JACKSON TURB SCS ANG7-7/8
MILPM666	COTTLE CARTLGE CRUSH SMTH
MILPM670	ERICH ARCH BAR MATERIAL
MILPM6760	LITTLER PS/SUTURE SCS CVD
MILPM680	SHAW DBL-END RETR 6-1/2IN
MILPM6800	MAYO SCS SPRCUT STR 5-1/2
MILPM6806	MAYO SCS SPRCUT CVD 6-3/4
MILPM6810	METZ SCS SPRCUT CVD 5-3/4
MILPM6811	METZ SCS SUPERCUT CVD 7
MILPM6812	METZ SCS SUPERCUT CVD 9
MILPM6813	METZ SCS SPRCUT DEL CVD 7
MILPM6815	IRIS SCS SUPERCUT STR SH

MILPM6816	IRIS SCS SUPERCUT CVD SH
MILPM6818	GRADLE SCS SUPRCUT SLTCVD
MILPM6834	FRMAN-GRNY RHY SCS SC STR
MILPM6835	FRMAN-GRNY RHY SCS SC CVD
MILPM6836	FREEMAN RHY SCS SC CVD 7
MILPM6841	KAYE RHY SCS SUPRCUT CVD
MILPM6845	REYNOLD SCS SUPRCUT CVD 5
MILPM6847	JAMISON SCS SUPRCUT CVD
MILPM6848	JAMISON SCS SUPRCUT CVD 7
MILPM6862	JABALEY SCS SUPERUCT CVD
MILPM6863	JABALEY SCS SUPERUCT STR
MILPM708	BRAUER ROCKING NASAL CHIS
MILPM710	BRUECKMAN ORTHO LEAD HAND
MILPM728	TERRY NASAL RETR 6IN
MILPM740	ALUMIN HAND TABLE 8X6-1/4
MILPM7502	FOMON CHISL 7MM GUARD
MILPM7525	RUBIN NSL OSTEO 10MM W/ST
MILPM7526	RUBIN NSL OSTEO 14MM W/ST
MILPM7530	COTLE CHISEL CVD 6MM WIDE
MILPM760	KASDAN HAND RET D/E 6-1/4
MILPM7740	COTTLE GRAD ELEV D/E
MILPM7741	COTTLE GRAD ELEV D/E
MILPM775	DUFFY EAR PIERCER 5-1/2
MILPM7760	JOSEPH PERIO ELEV STD 5MM
MILPM7800	BLAIR CLEFT PALATE ELEV L
MILPM865	SHEEN RETR 6.5MM 6-1/4IN
MILPM877	GRUBER OPEN RHINO RETRACT
MILPM884FO	BIGGS F/L RETR W/FO PIPE
MILPM890FO	FERREIRA F/L RET W/FO
MILPM895FO	FERREIRA BREAST RET W/FO
MILPM9043	CROW DRES COAG FCP TC 9IN
MILPM9054	SILVERSTEIN BREAST DISS
MILPM9411	ADSON BIPOLAR FCP 0.5MM
MILPM9420	JEWELR BIPOLAR NEEDLE FCP
MILPM9430	BAYONET BIPOLAR FCP 0.5MM
MILT1921	BOUCHERON EAR SPEC 4.5MM
MILT1922	BOUCHERON EAR SPEC 5.5MM
MILT2160	Jennings Mouth Gag Adult
MILVST	KIT 12 COLORS-480 PIECES
MILVSTSA	GRAY CODE RINGS-50 PCS
MILVSTSB	BLUE CODE RINGS-50 PCS
MILVSTSD	GLD CODE RINGS-50 PCS
MILVSTSG	GREEN CODE RINGS-50 PCS
MILVSTSK	BLACK CODE RINGS-50 PCS
MILVSTSL	LT BLUE CODE RINGS-50 PCS
MILVSTSN	BROWN CODE RINGS-50 PCS
MILVSTSP	PINK CODE RINGS-50 PCS
MILVSTSR	RED CODE RINGS-50 PCS
MILVSTSU	PURPLE CODE RINGS-50 PCS
MILVSTSW	WHITE CODE RINGS-50 PCS
MILVSTSY	YELLOW CODE RINGS-50 PCS
ML01747500	CHUTE #1 RT CANAL INS U51
ML01747505	BACKPLATE FOR 8 #1 CHUTES
ML2162	JENNINGS Mouth Gag child 4-3/4
ML46815MAT	SILICON MAT, 14-1/2X7-1/2
MLPM044402	MINI OSTEOTOME 5 STR 2MM
MLPM044404	MINI OSTEOTOME 5 STR 4MM
MLPM044406	MINI OSTEOTOME 5 STR 6MM
MLPM044408	MINI OSTEOTOME 5 STR 8MM
MLPM044410	MINI OSTEOTOME 5 STR 10M
MLPM044412	MINI OSTEOTOME 5 STR 12M
MLPM044422	MINI OSTEOTOME 5 CVD 2MM

MLPM044426	Mini Osteotome Cvd 5" X 6mm
MLPM044428	MINI OSTEOTOME 5 CVD 8MM
MLPM044430	MINI OSTEOTOME 5 CVD 10MM
MLPM044432	MINI OSTEOTOME 5 CVD 12MM
MLPM1448TC	MALTZ NASAL RASP TC STR
MLPM4315IN	DESMARES LID RET 10MM INS
MLPM4316IN	DESMARRS LID RET 12MM INS
MLPM4317IN	DESMARES LID RET 14MM INS
MLPM4570FO	DEAVER RET DEL W/FO 13MM
MLPM4571FO	DEAVER RET DEL W/FO 25MM
MLPM4739HK	WORST PIGTAIL PROBE W/HK
MLPM5551FO	AUFRICHT RETR SOLID W/FO
MLPM6847TC	JAMISON SCS SC/TC CVD
MLPM6860TC	STEVENS TEN SCS SC/TC CVD
PST6100A	Micro Tray - Base, Lid, & Mat
V911366	MX*VANTAGE GELPI RETR 6-40606
V911610	MX*VANTG WEITLANER RET 5-1/2 B
V91174	MX*VANTAGE SENN RETR SHARP
V9181462	MX*VANTAGE STEVENS SCS STR
V9181466	MX*VANTAGE STEVENS SCS CVD
V918412	MX*VANTAGE TYRELL HOOK SHARP
V920142	MX*VANTAGE NOYES FCPS 6-40545
V9271390	MX*VANTAGE LISTON FCPS 5-1/2 S
V93020	VANT GRAVES SPEC LARGE
V93055	VANT PEDERSON SPEC MED
V95124	VANT MAYO SCS 6-3/4 STR
V95126	VANT MAYO SCS 6-3/4 CVD
V9516	VANT OP SCS 5-1/2 STR S/B
V95182	MX*VANTAGE METZENBAUM 7 CVD
V95304	VANTAGE IRIS SCS 4-1/8 STR
V95306	MX*VANTAGE IRIS SCS 4-1/8 CVD
V9610	VANTAGE DRESS FCPS 6
V96118	VANTAGE ADSON DRESS FCPS
V96120	VANTAGE ADSON TISS FCPS
V9618	VANTAGE DRESS FCPS 12
V9644	VANT TISS FCPS 5-1/2 1X2T
V9646	VANTAGE TISS FCPS 6 1X2T
V966	VANTAGE DRESS FCPS 5
V968	VANTAGE DRESS FCPS 5-1/2
V97120	VANT ROCH-PEAN 6-1/2 STR
V97122	VANT ROCH-PEAN 7-1/2 STR
V97138	VANT ROCH-PEAN 6-1/2 CVD
V97140	VANT ROCH-PEAN 7-1/2 CVD
V97150	MX*VANTAGE ROCH-OCHS 6-1/4 STR
V972	VANT HALST MOSQ FCP STR
V9726	VANT HARTMAN MOSQ FCP CV
V9730	VANT PROVIDENCE FCPS STR
V9732	VANT PROVIDENCE FCPS CVD
V9736	VANTAGE KELLY FCPS STR
V9738	VANTAGE KELLY FCPS CVD
V974	VANT HALST MOSQ FCP CVD
V9746	VANT CRILE FCPS 6-1/4 STR
V97504	VANTAGE BACKHAUS 3-1/2
V97506	VANTAGE BACKHAUS 5-1/4
V97515	VANT LORNA CLAMP 5-1/2
V97590	VANTAGE OCCLE FCPS 7 STR
V97600	VANT FOERSTER 9-1/2 STR
V97604	VANTAGE FOERSTER 7 STR
V9840	VANT BAUMGARTNER NH 5-1/2
V9842	VANTAGE MAYO-HEGAR NH 5
V9844	VANTAGE MAYO-HEGAR NH 6
V9846	VANTAGE MAYO-HEGAR NH 7

V9848	VANTAGE MAYO-HEGAR NH 8
V9850	MX*VANTAGE CRILE-WOOD NH 6
V99100	VANTAGE SPENCER SCS 3-1/2
V99124	VANTAGE WIRE SCS ANG

Discontinued Product
111040	CODMAN* PUKA CHISEL HAND
131017	MEYERDING BLADE 2 X 3 1/2
131063	MEYERDING BLADE 1 X 3-1/4
194096	STONE CLAMP LOCK
194097	STONE INTESTINAL CLAMP 3
194098	STONE INTESTINAL CLAMP 4
194172	STONE APPLYING FCPS
198072	JOHNS HOPKINS BD ST 20MM
198073	JOHNS HOPKINS BD ST 30MM
198082	JOHNS HOPKINS BD CVD 20MM
198083	JOHNS HOPKINS BD CVD 30MM
206002	MICHEL CLIP APPLY-REMOVE
241010	MILLET NEURO TEST INSTR
261045	DEPTH CHECK DRILL
261046	TWIST DRILL ONLY
261085	CHILD HOSP HAND DRILL
261086	TWIST DRILL ONLY
301181	BRAIN DRESSING FCPS
301240	DAVIS BAY MONO FCPS
304038	HALSTED FCPS STR 7
304608	WILLIAMS SPLINTER FCPS
305535	PHANEUF VAGINAL FCPS STR
305666	MCLEAN-LUIKART OB FCPS
307316	WHITE TONSIL SEIZE FCPS 9
316501	JENNINGS MOUTH GAG MED
323300	EMSSBSN 10OZ 6 5/8X3 1/2X1 5/8
323312	CDMN LEAD HND, CHLD, MALLEABLE
323326	CALIPER STRAIGHT CASTROVIEJO
323336	PARALLEL PLIERS 7 1/2"
323340	CODMAN PLIERS, FLAT, NDLE NOSE
323350	LAPAROTOMY RING 1" 2.5CM
323351	LAPAROTOMY RING 1 1/2 3.8CM
323352	LAPAROTOMY RING 2" 5.1CM
323353	LAPAROTOMY RING 3" 7.6CM
323370	WIRE CUTTER SNGL ACT SIDE CUT
323450	CDMN TMP RND CRSS SRRTD TP 2MM
323451	CDMN TMP RND CRSS SRRTD TP 3MM
323452	CDMN TMP RND CRSS SRRTD TP 4MM
323455	CDMN TMP RND CRSS SRRTD TP 8MM
323456	CDMN TMP RND CRSS SRTD TP 10MM
323500	CDMN CLAMP (WYLIE) #1 9 5/8"
323501	CLAMP WYLIE J #2 9 1/8"
323502	COOLEY VENA CAVA RING SZ 36FR
323503	THORACIC CLMP SCHMKR ANG 8 3/8
323505	VSCLR DALE FMRL PPLTL LG 17.5C
323506	CDMN CLAMP LENGTH 8 1/4"
323507	VSCL DBKY BNBRDG 40MM S JAW 7"
323508	SPOON CLAMP SMALL 6 1/2"
323509	AORTIC GRNT RVRSD CVD JAW 10.5
323510	CDMN CLAMP, STONE 10 1/4"
323511	CLMP DALE FMRL PPLTL SM 6 7/8"
323513	TUBE CLMP FCP W GRD 1.6CM TUBE
323515	CDMN PKUP FRCPS GLSSMN JW W7MM
323516	PU NON CRSH STRT SRRTD 200MM
323525	INTSTNL FCPS KOCHER STRT 5.50
323526	INTSTNL FCPS KOCHER CVD 5.50

323527	UTRN SPG HLD FCP FLETCHER 9.50
323528	FRCPS HYSTRCTMY CVD RGHT GLENN
323529	FRCPS HYSTRCTMY CVD LEFT GLENN
323533	CDMN FCP PTDTP STR 8MM L15.2CM
323534	CDMN FCP PTDTP CVD 5MM L15.2CM
323535	CDMN VSCLR TSS FCP LGTH 15.2CM
323536	CDMN VSCLR TSS FCP LGTH 19.7CM
323537	CDMN VSCLR TSS FCP LGTH 24.1CM
323553	BRTRC HEMO SLGHT CVD12" 305MM
323554	BARI HMSTTC RCHSTR CVD 14"
323555	CDMN TSS FCPS NSLP RD TP L6"
323556	CDMN TSS FCPS NSLP RDTP 20.3CM
323577	CDMN SPR CT DSSCTNG SCSSRS CVD
323579	SCISSORS COOLEY CARDIO CURVED
323580	CDMN CLEY SCSSRS CRDVSCLR 9"
323581	CDMN VSCLR CLEY SCSSRS 1MM PRB
323582	CDMN SCSSRS FLL CVD (STNSKY)
323583	CDMN SCSSRS PTTSSMTH BLD 1.3CM
323584	CDMN SCSSRS PTTSSMTH BLD 1.9CM
323586	CDMN SCSRS PTSTNTMY CVD 17.8CM
323587	CDMN SCSRS PTSTNTMY CVD 20.3CM
323588	SCSSRS POTTS SMTH DSSCTNG
323589	CDMN DSCTNG SCSRS PTSSMTH 23CM
323590	CDMN DSCTG SCSRS PTSSMT 19.1CM
323591	SCSSRS POTTS SMTH DSSCTNG CVD
323602	CDMN RTRCTR, PDTRC (GLPI) L8CM
323603	CDMN RTRCTR PDTRC (GLPI) L11CM
323604	CDMN RTRCTR PDTRC (GLPI) L14CM
323605	RETRACTOR HOUSE DOUBLE ENDED
323612	CDMN RTRCTR CLY RB STRNTMY PDC
323613	CDMN RTRCTR CLY RB STRNTMY NWB
323616	CDMN RNGHNDL FCPS RTR/DTR INFT
323617	CDMN RNGHNDL FCPS RTR/DTR CHLD
323618	CDMN RNGHNDL FCPS RTR/DTR ADLT
323629	CDMN RTRCTR (TURNER-DOYEN)
323630	RET BLD 6.5 X 3" WDTH 78X160MM
323631	CDMN RTRCTR DBLND MDBL L15.2CM
323640	RETRACTOR SET CASPAR
323641	RETRACTOR BODY CASPAR
323642	RTRCTR BLDS CSPR L/R LGTH 32MM
323643	RTRCTR BLDS CSPR L/R LGTH 37MM
323644	RTRCTR BLDS CSPR L/R LGTH 42MM
323645	RTRCTR BLDS CSPR L/R LGTH 47MM
323646	RTRCTR BLDS CSPR L/R LGTH 52MM
323647	RTRCTR BLDS CSPR L/R LGTH 57MM
323648	RTRCTR BLDS CSPR L/R LGTH 62MM
323649	RTRCTR BLDS CSPR L/R LGTH 67MM
323650	RET CSPR CTR BLADE LENGTH 38MM
323651	RET CSPR CTR BLADE LENGTH 58MM
323653	RETRACTOR BODY HENLY 7"
323654	RET HNLY CTR BLD LENGTH 19MM
323655	RET HNLY CTR BLD LENGTH 25MM
323680	COOLEY TC NDLHLDR 8" SERR JAWS
323682	NEEDLEHOLDER STRATTE CVD 9"
323683	JULIAN TC NDLHLDR STR 8"
323684	JULIAN TC NDLHLDR CVD 8"
323702	RHOTON MERZ CVD DWN 5FR 13CM
323703	RHOTON MERZ CVD DWN 7FR 13CM
323704	RHOTON MERZ CVD DWN 10FR 13CM
323705	RHTN MERZ 50 DEG ANGL 5FR 13CM
323706	RHTN MERZ 50 DEG ANGL 7FR 13CM
323708	RHTN MERZ CVD UP 5FR 13CM

323710	RHTN MERZ CVD UP 10FR 13CM
323711	RHTN-MRZ SCTN TB STR 3FR 8.5CM
323712	RHTN-MRZ SCTN TB STR 5FR 8.5CM
323719	RHTN-MRZ SCTN TB CVD 3FR 10CM
323724	ADSON CURVED 7FR
323725	ADSON CURVED 9FR
323726	ADSON CURVED 11FR
364012	ROGERS NEEDLE HOLDER 8
366020	EVANS TISSUE FCPS
391013	CODMAN* SPANNER GAUGE-SM
391014	CODMAN* SPANNER GAUGE-LG
406771	BALLENGER KNIFE STR 4 MM
406772	BALLENGER KNIFE STR 5 MM
406775	BALLENGER KNIFE BAY 5 MM
406852	FISHER TONSIL KNIFE
463025	GRDED LUMB GRFT DRVR
463030	LUMBAR SPANNER SET
463031	LUMBAR SPANNER 9MM
463032	LUMBAR SPANNER 10MM
463033	LUMBAR SPANNER 11MM
463034	LUMBAR SPANNER 12MM
463035	LUMBAR SPANNER 13MM
463036	LUMBAR SPANNER 14MM
463037	LUMBAR SPANNER CASE
463183	CODMAN*M-KNIFE HANDLE-BAY
501075	MEYERDING FINGER RET F
501120	VALIN HEMILAM RET COMP
501343	CODMAN* LUMBAR BLADE LG
501388	CODMAN* SGL TOOTH BLD35MM
501389	CODMAN* SGL TOOTH BLD45MM
504501	BALFOUR RET SOLID BLADES
504590	VAGINAL RETRACTOR RING
504648	BOOKWALTER WISHBOOK FRAME
504649	BKWLTR WISHBK ADJUST FRAME SM
504650	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504651	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504652	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504653	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504654	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504655	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504656	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504657	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504658	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504659	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504660	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504661	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504662	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504663	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504664	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504665	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504666	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504667	CODMAN DISPOSABLE RADIOLUCENT THIN BLADES
504687	BOOKWALTER WISHBOOK BRIDGE
504757	BOOKWALTER RET BLADE ATTACH
505565	HEANEY HYSTER RET SM
508040	HARKEN RIB RETRACTOR
508078	MURPHY RET 4-PR BLUNT
508152	ALLISON LUNG RET CHILD
511010	CODMAN* DOWEL PUNCH
511065	RANEY LAMINA PUNCH 6
515515	SCHUBERT BIOPSY PUNCH CVD
531661	CODMAN RONGEUR DISPOSABLE TIP 1MM 3 PK

531662	CODMAN RONGEUR DISPOSABLE TIP 2MM 3 PK
531663	CODMAN RONGEUR DISPOSABLE TIP 3MM 3 PK
531664	CODMAN RONGEUR DISPOSABLE TIP 4MM 3 PK
548015	REUL CORONARY SCISS 90
638025	MATSON RIB STRIP-ELEVATOR
652409	MAGNAFREE LANGENBECK ELEV (N)
652417	MAGNAFREE METZ CVD 7"
681406	MD 5MM CRS 330MM FCP DSCTR
681409	MD 10MM CRS 330MM FCP DSCTR
681412	ALLS 5MM3X4 DBL ACT GRSP 330MM
681416	LNG ATRMTC GRSPFCP 450MM5MM TP
681417	GRSP FCP 450MM 5MM TIP BLUNT
681418	MAX GRSP FCP 450MM 5MM TIP
681419	ALLGATR GRSP FCP 450MM 5MM TIP
681557	CLN DG HDL 5MM330MM STR CV BLD
681563	SNG ACT TNGSTN CRB 5MM 330MM
681564	SNACT TC 30DG AXL HDL 5MM330MM
681565	SNG RHT 30DEG AXL HDL 5MM330MM
681580	METZNBM 5MM STR SRRTD 330MM
681598	LAP INST TRAY MAT
681599	HAND INST TRY MMB BASE/MEL LID
764025	MAYO COMMON DUCT SCOOP SM
764026	MAYO COMMON DUCT SCOOP MD
764027	MAYO COMMON DUCT SCOOP LG
796667	TIECK-HALLE NASAL SPEC
802030	5 1/2" MICROSG INST KIT#1
531556CD	CRVCL RNGR 1MM 40DEG UP 6"
531558CD	CRVCL RNGR 2MM 40DEG UP 6"
531560CD	CRVCL RNGR 3MM 40DEG UP 6"
531562CD	CRVCL RNGR 4MM 40DEG UP 6"

Exhibit B

FORM OF GENERAL ASSIGNMENT

 This General Assignment (this “Agreement”) is made and entered into as of [        ], 2011, between [      ], a [      ] (“Assignor”), and [      ], a [      ] (“Assignee”).

WHEREAS, pursuant to, and upon the terms of, that certain Asset Purchase Agreement dated as of [      ], 2011 (the “Asset Purchase Agreement”), by and among [      ], a [        ] (“Buyer”), [      ], a [      ], and [      ], a [      ], Buyer agreed to purchase certain assets related to the Business as a going concern and assume certain liabilities related to the Business (either directly or through one or more of its Affiliates), in each case as more fully described in the Asset Purchase Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Asset Purchase Agreement, the parties hereto hereby agree as follows:

A.	Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings given such terms in the Asset Purchase Agreement.

B.
Conveyance, Assignment and Transfer.  Upon the terms of the Asset Purchase Agreement, each Assignor hereby sells, conveys, assigns and transfers to the Assignee, and the Assignee hereby purchases, acquires and accepts from such Assignor, all the right, title and interest of such Assignor in, to and under the Transferred Assets in the Territory, free and clear of all Liens (other than Permitted Liens).  For purposes of this Agreement, “Territory” shall be defined as the country of [     ].

C.	Assumption. Upon the terms of the Asset Purchase Agreement, the Assignee hereby assumes and agrees to satisfy and discharge when due all Assumed Liabilities in the Territory.

D.
No Modification of Asset Purchase Agreement.  Neither the making nor the acceptance of this sale, conveyance, assignment, transfer and assumption shall enlarge, restrict or otherwise modify the terms of the Asset Purchase Agreement or constitute a waiver or release by any party to the Asset Purchase Agreement of any liabilities, duties or obligations imposed thereby.

E.
General.  a. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that parties need not sign the same counterpart.  The parties further agree that counterparts to this Agreement may be delivered by facsimile or electronic transmission.

F.
This Agreement, together with the Asset Purchase Agreement (including all Schedules and Exhibits thereto) and the Transaction Documents, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

G.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

H.
This Agreement shall be governed in accordance with the laws of the state of New York without regard to the choice of law provisions thereof.  Any dispute directly related to the breach of this Agreement shall be resolved in accordance with Section 11.12 (Arbitration) and Section 11.13 (Mediation) of the Asset Purchase Agreement.  EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

[	]

by:

[	]

by:

Exhibit C

FORM OF PATENT ASSIGNMENT

This PATENT ASSIGNMENT is made and entered into as of [      ], 2011, between [        ], a [      ] (“Assignor”), and [      ], a [      ] (“Assignee”).

WHEREAS, pursuant to, and upon the terms of, that certain Asset Purchase Agreement dated as of [      ], 2011 (the “Asset Purchase Agreement”), by and among [      ], a [      ] (“Buyer”), [      ], a [      ], and [      ], a [      ], Buyer agreed to purchase (either directly or through one or more of its Affiliates) Assignor’s worldwide right, title and interest in, to and under certain inventions, and invention disclosures, including all patents and patent applications, utility models and industrial designs, and all applications and registrations therefor, together with all reissuances, divisions, renewals, revisions, extensions, reexaminations, provisionals, continuations and continuations-in-part with respect thereto and including all foreign equivalents of and/or counterparts to any of the foregoing as set forth on Schedule A annexed hereto (hereinafter referred to collectively as the “Patents”). Each capitalized term used and not defined in this Patent Assignment shall have the meaning assigned to it in the Asset Purchase Agreement;

WHEREAS, pursuant to the Asset Purchase Agreement, Buyer (or an Affiliate of Buyer) has or will purchase certain assets related to the Business and to which the Patents pertain; and

WHEREAS, in accordance therewith, Assignor desires to transfer and assign to Assignee, such Assignee having been designated by Buyer, and Assignee desires to accept the transfer and assignment of all of Assignor’s worldwide right, title and interest in, to and under such Patents and in and to the inventions represented thereby.

NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, convey, assign and transfer to Assignee, and Assignee hereby accepts the sale, conveyance, assignment and transfer of all of Assignor’s worldwide right, title and interest in, to and under the Patents, together with the right to claim priority in all foreign countries in accordance with international Law, any and all rights corresponding to said Patents in foreign countries throughout the world and all of Assignor’s rights and actions for past infringement and/or misappropriation, including, but not limited to, the right to sue and collect damages for any past or future infringements throughout the world, all to be held and enjoyed by said Assignee, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by Assignor had this Patent Assignment not been made.

For a period of 24 months following the Principal Closing Date, Assignor agrees to provide reasonable assistance to Assignee in connection with the provision of the necessary information to permit Assignee at its expense to effect, record and perfect the transfer of the registrations of the Patents, including executing and delivering any needed executed transfers, assignments, conveyances, and powers of attorney to permit Assignee to record its ownership of such Patents  and Assignor agrees to reasonably cooperate with Assignee in filing appropriate documents to cancel all “registered user” filings worldwide that are in favor of Assignee or any of its Affiliates.  After such period, Assignor shall have no further obligation hereunder under this paragraph.

           The Assignor and its employees shall also, upon Assignee's request, provide promptly to Assignee or its designee all pertinent facts and documents related to the Patents, as may be accessible to or known by the Assignor and its employees and will testify to the same in any litigation or similar proceeding related thereto; provided, however, that Assignee shall reimburse Assignor for reasonable out-of-pocket expenses incurred in connection with such activities.  The Assignor and its employees shall, upon Assignee's reasonable request and at Assignee’s expense, promptly execute and deliver to Assignee or its designee any and all papers, instruments or affidavits required to obtain, maintain, defend, issue, and enforce the Patents. If the inventors of the Patents leave the employment of the Assignor, Assignor will reasonably cooperate with Assignee in obtaining any information requested under this Section from such inventor, provided, however, that Assignee shall reimburse Assignor for reasonable out-of-pocket expenses incurred in connection with such activities.

Except to the extent that U.S. federal law preempts state law with respect to the matters covered hereby, this Patent Assignment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

This Patent Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that parties need not sign the same counterpart.  The parties further agree that counterparts to this Patent Assignment may be delivered by facsimile or electronic transmission.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Patent Assignment as of the date first above written.

[	]

By:

[	]

By:

Schedule A – Patents and Patent Applications

Assignee	Family	Ref.	Filing date	Filing no.	Grant date	Grant no.

Exhibit D

FORM OF TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT is made and entered into as of [      ], 2011, between [      ], a [      ] (“Assignor”), and [      ], a [      ] (“Assignee”).

WHEREAS, pursuant to, and upon the terms of, that certain Asset Purchase Agreement dated as of [      ], 2011 (the “Asset Purchase Agreement”), by and among [      ], a [      ] (“Buyer”), [      ], a [      ], and [      ], a [      ], Buyer agreed to purchase (either directly or through one or more of its Affiliates), Assignor’s worldwide right, title and interest in, to and under certain trademarks, service marks, trade dress, logos, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals therefore as set forth on Schedule A annexed hereto (hereinafter referred to collectively as the “Trademarks”). Each capitalized term used and not defined in this Trademark Assignment shall have the meaning assigned to it in the Asset Purchase Agreement;

WHEREAS, pursuant to the Asset Purchase Agreement, Buyer (or an Affiliate of Buyer) has or will purchase certain assets related to the Business and to which the Trademarks pertain; and

WHEREAS, in accordance therewith, Assignor desires to transfer and assign to Assignee, such Assignee having been designated by Buyer, and Assignee desires to accept the transfer and assignment of, all of Assignor’s worldwide right, title and interest in, to and under such Trademarks.

NOW, THEREFORE, Assignor, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor’s worldwide right, title and interest in, to and under the Trademarks, and all the rights appurtenant thereto, together with the goodwill associated therewith and which is symbolized thereby, all of Assignor’s rights and actions for past infringement and/or misappropriation, including, but not limited to, the right to sue and collect damages for any past or future infringements throughout the world, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, and in any other jurisdiction, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Trademark Assignment not been made.

For a period of 24 months following the Principal Closing Date, Assignor agrees to provide reasonable assistance to Assignee in connection with the provision of the necessary information to permit Assignee at its expense to effect, record and perfect the transfer of the registrations of the Trademarks, including executing and delivering any needed executed transfers, assignments, conveyances, and powers of attorney to permit Assignee to record its ownership of such Trademarks,  and Assignor agrees to reasonably cooperate with Assignee in filing appropriate documents to cancel all “registered user” filings worldwide that are in favor of Assignee or any of its Affiliates.  After such period, Assignor shall have no further obligation hereunder.

Except to the extent that U.S. federal law preempts state law with respect to the matters covered hereby, this Trademark Assignment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

This Trademark Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that parties need not sign the same counterpart.  The parties further agree that counterparts to this Trademark Assignment may be delivered by facsimile or electronic transmission.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers or representatives to execute this Trademark Assignment as of the date first above written.

[	]

By:

[	]

By:

Schedule A

Trademark	Country	Application number	Application date	Registration number	Registration date

Exhibit E

FORM OF ASSUMPTION AGREEMENT

This Assumption Agreement (this “Agreement”) is made and entered into as of [      ], 2011, between [      ], a [      ] (“Assignor”), and [      ], a [      ] (“Assignee”).

WHEREAS, pursuant to, and upon the terms of, that certain Asset Purchase Agreement dated as of [      ], 2011 (the “Asset Purchase Agreement”), by and among [      ], a [      ] (“Buyer”), [      ], a [      ], and [      ], a [      ], Buyer agreed to purchase certain assets related to the Business as a going concern and assume certain liabilities related to the Business (either directly or through one or more of its Affiliates), in each case as more fully described in the Asset Purchase Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Asset Purchase Agreement, the parties hereto hereby agree as follows:

SECTION 1.  Capitalized Terms.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Asset Purchase Agreement.

SECTION 2.  Assumption.  (a) Upon the terms of the Asset Purchase Agreement, Assignor hereby assigns and transfers to Assignee, such Assignee having been so designated by Buyer, and Assignee hereby assumes and undertakes to pay, perform and discharge as and when due any and all of the liabilities and obligations of Assignor pursuant to any and all of the Assumed Liabilities relating to the Business in [      ] (other than those Assumed Liabilities identified on Schedule A).  Assignee assumes and undertakes to pay, perform and discharge as and when due only the liabilities and obligations of Assignor pursuant to the Assumed Liabilities relating to the Business in [      ] (other than those Assumed Liabilities identified on Schedule A) and does not assume or undertake to pay, perform or discharge any other liability of Assignor (or any predecessor of Assignor or any prior owner of all or part of Assignor’s businesses, assets or properties) of whatever nature, whether presently in existence or arising hereafter, and the parties hereto hereby agree that all liabilities other than Assignor’s liabilities and obligations pursuant to the Assumed Liabilities relating to the Business in [      ] (other than those Assumed Liabilities identified on Schedule A) shall remain the sole responsibility of Assignor.

(b) Upon the terms of the Asset Purchase Agreement, Assignor hereby agrees to assign and transfer to Assignee, and Assignee hereby agrees to assume and undertake to pay, perform and discharge as and when due any and all of the liabilities and obligations of Assignor pursuant to any and all of the Assumed Liabilities identified on Schedule A, in each case to occur on a future date to be mutually agreed to by the parties, but in no event to occur later than the date that is 18 months after the date hereof.

SECTION 3.  No Modification of Asset Purchase Agreement.  Neither the making nor the acceptance of this conveyance, assignment, transfer and assumption shall enlarge, restrict or otherwise modify the terms of the Asset Purchase Agreement or constitute a waiver or release by any party to the Asset Purchase Agreement of any liabilities imposed thereby.

SECTION 4.  General.  (a) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that parties need not sign the same counterpart.  The parties further agree that counterparts to this Agreement may be delivered by facsimile or electronic transmission.

(b) This Agreement, the Asset Purchase Agreement, the Confidentiality Agreement and the other Transaction Documents, along with any Schedules and Exhibits thereto, contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.  None of the parties hereto shall be liable or bound to any other party hereto in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth in the Asset Purchase Agreement, the Confidentiality Agreement or the other Transaction Documents.  In the event of a conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

(c)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(d)  Each party hereto hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement, the Asset Purchase Agreement, any other Transaction Document or any transaction contemplated hereby or thereby.  Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party hereto have been induced to enter into this Agreement, the Asset Purchase Agreement and the other Transaction Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 4(d).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

[	]

By:

[	]

By:

Schedule A

All liabilities and obligations related to the following:

Contract Type	Party	Seller Affiliate	Date